UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number:
811-21702

Name of Fund:	BlackRock Health Sciences Trust (BME)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Health Sciences Trust, 55 East 52
nd
Street, New York, NY 10055
Registrant’s telephone number, including area code: (800)
882-0052,
Option 4
Date of fiscal year end: 12/31/2022
Date of reporting period: 06/30/2022

Item 1 – Report to Stockholders
(a) The Report to Shareholders is attached herewith.

JUNE 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Energy and Resources Trust (BGR)
BlackRock Enhanced Capital and Income Fund, Inc. (CII)
BlackRock Enhanced Equity Dividend Trust (BDJ)
BlackRock Enhanced Global Dividend Trust (BOE)
BlackRock Enhanced International Dividend Trust (BGY)
BlackRock Health Sciences Trust (BME)
BlackRock Health Sciences Trust II (BMEZ)
BlackRock Innovation and Growth Trust (BIGZ)
BlackRock Resources & Commodities Strategy Trust (BCX)
BlackRock Science and Technology Trust (BST)
BlackRock Science and Technology Trust II (BSTZ)
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information
(unaudited)

Section 19(a) Notices
BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Enhanced Global Dividend Trust’s (BOE), BlackRock Enhanced International Dividend Trust’s (BGY), BlackRock Health Sciences Trust’s (BME), BlackRock Health Sciences Trust II’s (BMEZ), BlackRock Innovation and Growth Trust’s (BIGZ), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST), BlackRock Science and Technology Trust II’s (BSTZ) and BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (collectively, the“Trusts” or individually, a “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form
1099-DIV
each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
June 30, 2022

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR	$0.186381	$—	$—	$0.069619		$0.256000	73%	—%	—%	27%	100%
CII	0.025717	0.343132	0.228151	—		0.597000	4	57	39	—	100
BDJ	0.082480	0.093121	0.149199	—		0.324800	25	29	46	—	100
BOE	0.126586	—	0.251414	—		0.378000	33	—	67	—	100
BGY	0.071189	—	0.050024	0.081587		0.202800	35	—	25	40	100
BME	0.035721	—	1.242279	—		1.278000	3	—	97	—	100
BMEZ	—	0.357947	0.512053	—		0.870000	—	41	59	—	100
BIGZ	—	—	—	0.570000		0.570000	—	—	—	100	100
BCX	0.154480	—	—	0.105520		0.260000	59	—	—	41	100
BST	—	—	1.500000	—		1.500000	—	—	100	—	100
BSTZ	—	0.380441	0.771559	—		1.152000	—	33	67	—	100
BUI	0.210835	—	0.482989	0.032176		0.726000	29	—	67	4	100

(a)
Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at
blackrock.com.
Section 19(b) Disclosure
The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share
BGR	$0.0490
CII	0.0995
BDJ	0.0562
BOE	0.0630
BGY	0.0338
BME	0.2130
BMEZ	0.1450
BIGZ	0.0700
BCX	0.0450
BST	0.2500
BSTZ	0.1920
BUI	0.1210
The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).
Shareholders should not draw any conclusions about
each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

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Supplemental Information
(unaudited)  (continued)

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BME, BST and BUI’s prospectuses for a more complete description of each Trust’s risks.

S U P P L E M E N T A L I N F O R M A T I O N	3

The Markets in Review
Dear Shareholder,
The
12-month
reporting period as of June 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth that followed the reopening of global economies and the development of
COVID-19
vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a
40-year
high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.
Equity prices fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were particularly steep. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.
The
10-year
U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).
The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates three times while indicating that additional large rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.
Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.
In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of a higher inflation regime leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities in a six-
to twelve-month horizon.
Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit
blackrock.com
for further insight about investing in today’s markets.
Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500 ® Index)	(19.96)%	(10.62)%

U.S. small cap equities (Russell 2000 ® Index)	(23.43)	(25.20)

International equities (MSCI Europe, Australasia, Far East Index)	(19.57)	(17.77)

Emerging market equities (MSCI Emerging Markets Index)	(17.63)	(25.28)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.15	0.18

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(11.34)	(10.94)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(10.35)	(10.29)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(8.98)	(8.57)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(14.19)	(12.82)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

5

Option Over-Writing Strategy

Overview
In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.
Each Trust primarily writes single stock covered call options and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.
Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.
Option Over-Writing Strategy Illustration
To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.
Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Trust Summary as of June 30, 2022	BlackRock Energy and Resources Trust (BGR)

Investment Objective
BlackRock Energy and Resources Trust’s (BGR) (the “Trust”)
investment objective is to provide total return through a combination of current income and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($10.97) (a)	5.36%
Current Monthly Distribution per Common Share (b)	$0.0490
Current Annualized Distribution per Common Share (b)	$0.5880

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low
Closing Market Price	$ 10.97	$ 9.48	15.72%	$ 13.63	$ 9.48
Net Asset Value	12.51	10.77	16.16	15.19	10.77
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	18.75%	28.49%	4.49%	2.04%
Trust at Market Price (a)(b)	18.30	17.04	3.48	1.31
MSCI World Energy Call Overwrite Index (c)	20.13	26.14	N/A	N/A
MSCI World Energy Index (d)	23.96	31.20	5.34	2.44

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI World Energy Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have
5-
and
10-year
returns.

(d)
An index that is designed to capture the large- and
mid-cap
segments across developed markets countries. All securities in the index are classified in the energy sector as per the Global Industry Classification Standard.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Energy stocks held up much better than the broader market in the first half of the year. An imbalance of supply and demand caused oil and natural gas prices to rally considerably through early June 2022. However, both the commodities and the related equities lost ground late in the period amid concerns about slowing economic growth.
The Trust was hurt by its zero weightings in certain United States-based shale companies that outperformed, including Occidental Petroleum Corp. and Woodside Energy Group Ltd. An underweight in the strong performing oil services sector also hurt results, with the largest effect coming from the lack of a position in Halliburton Co.
A position in the Russian company Gazprom PJSC—the value of which was written down to near zero in late February 2022—detracted from results. Russian companies have always been part of the Trust’s investment universe, and the investment adviser believed Gazprom had high-quality assets. However, the investment adviser did not anticipate either a full-scale invasion of Ukraine or the events that followed. Companies with Russian assets, such as TotalEnergies SE, also lagged during the period.

T R U S T S U M M A R Y	7

Trust Summary as of June 30, 2022 (continued)	BlackRock Energy and Resources Trust (BGR)

On the other hand, stock selection in the integrated oil
sub-sector
helped performance. Suncor Energy Inc. and Cenovus Energy, Inc. were notable contributors in this area. Shares of Suncor rose following the announcement that an activist investor had purchased shares with the aim of improving operational performance. Cenovus rallied after announcing plans to increase cash returns to shareholders by tripling its dividend.
The Canadian oil producer Tourmaline Oil Corp. was another top contributor thanks to its strong results, announcement of a special dividend, and continued focus on capital discipline. A position in the U.S. company Kosmos Energy Ltd., which brought a new plant online, was a further contributor.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy contributed to results in the semiannual period.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
Given the increased risks to global economic growth, the investment adviser reduced the Trust’s weightings in certain holdings with higher sensitivity to the macroeconomic outlook. The investment adviser added to the Trust’s weighting in midstream companies, and it increased the allocation to select oilfield services companies following a pullback in valuations late in the period.
Describe portfolio positioning at period end.
The investment adviser maintained a bias towards higher-quality producers that it expects will benefit the most from strength in oil and gas prices. It was also positioned to capitalize on a potential resurgence in the oilfield services sector, as well as the need for increased liquified natural gas output to replace Russian gas exports to Europe.
As of June 30, 2022, the Trust had in place an option overwriting program whereby 38% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 5.9% out of the money) and for maturities averaging 52 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
Exxon Mobil Corp.	13.3%
Chevron Corp.	11.4
Shell PLC	10.8
ConocoPhillips	6.7
TotalEnergies SE	6.5
TC Energy Corp.	4.7
EOG Resources, Inc.	4.1
Suncor Energy, Inc.	3.9
Williams Cos., Inc.	3.6
Pioneer Natural Resources Co.	3.5
INDUSTRY ALLOCATION

Industry (a)(b)	06/30/22
Oil, Gas & Consumable Fuels	95.4%
Energy Equipment & Services	3.7
Other*	0.9

(a)	Excludes short-term securities and options written.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications
used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications
for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

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Trust Summary as of June 30, 2022	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Investment Objective
BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”)
investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($17.58) (a)	6.79%
Current Monthly Distribution per Common Share (b)	$0.0995
Current Annualized Distribution per Common Share (b)	$1.1940

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.
Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low
Closing Market Price	$ 17.58	$ 22.12	(20.52)%	$ 22.12	$ 16.94
Net Asset Value	18.44	22.10	(16.56)	22.26	18.01
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	(13.99)%	(8.91)%	9.55%	10.64%
Trust at Market Price (a)(b)	(18.08)	(9.57)	9.93	11.00
MSCI USA Call Overwrite Index (c)	(17.13)	(9.57)	N/A	N/A
Russell 1000 ® Index (d)	(20.94)	(13.04)	11.00	12.82

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA Index with a 55% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have
5-
and
10-year
returns.

(d)
An index that measures the performance of the
large-cap
segment of the U.S. equity universe. It is a subset of the Russell 3000
®
Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
The global equity markets experienced a meaningful downturn in the first six months of the year, as investors reacted to the combination of elevated inflation, rising interest rates and the potential for slower growth.
The Trust’s positioning in the information technology sector, particularly in the software and IT services industries, made the largest contribution to performance. Positioning in the energy sector also proved beneficial, most notably an overweight to and selection within the oil, gas, and consumable fuels industry. Stock selection in the materials and consumer discretionary sectors contributed, as well.
A zero weighting in utilities, which was based on the investment adviser’s view that many companies in the sector were overvalued, was the largest detractor. An underweight in consumer staples also weighed on relative results, as the sector came into favor amid volatile market conditions. An underweight in real estate further detracted, as did stock selection in the specialty retail industry.

T R U S T S U M M A R Y	9

Trust Summary as of June 30, 2022 (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance for the six-month
period.
The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
Due to a combination of portfolio trading activity and market price movements, the Trust’s allocation to health care and consumer staples increased. Its allocations to the information technology and consumer discretionary sectors decreased.
Describe portfolio positioning at period end.
The Trust’s largest absolute sector weightings were in the information technology, health care, and financials. On a relative basis, the Trust’s largest overweights were to the communication services and materials sectors. Conversely, its largest underweights were in information technology and utilities.
As of June 30, 2022, the Trust had in place an option overwriting program whereby 52% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 6.0% out of the money) and for maturities averaging 46 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2022 (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments

Microsoft Corp.	6.7%
Alphabet, Inc.	5.3
Apple, Inc.	4.5
Amazon.com, Inc.	4.3
UnitedHealth Group, Inc.	3.1
Comcast Corp.	3.0
Corteva, Inc.	2.9
Visa, Inc.	2.7
Berkshire Hathaway, Inc.	2.6
Sanofi	2.6
SECTOR ALLOCATION

Sector (a)(b)	06/30/22

Information Technology	22.9%
Health Care	15.0
Financials	13.0
Consumer Discretionary	12.6
Communication Services	12.1
Industrials	9.2
Materials	5.2
Consumer Staples	4.5
Energy	4.2
Real Estate	1.3

(a)	Excludes short-term securities and options written.
(b)
For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications
used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications
for reporting ease.

T R U S T S U M M A R Y	11

Trust Summary as of June 30, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ)

Investment Objective
BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”)
primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information

Symbol on New York Stock Exchange	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($8.83) (a)	7.64%
Current Monthly Distribution per Common Share (b)	$0.0562
Current Annualized Distribution per Common Share (b)	$0.6744

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.
Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low

Closing Market Price	$8.83	$10.08	(12.40)%	$10.43	$8.76
Net Asset Value	9.09	10.23	(11.14)	10.55	8.90
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	(8.07)%	(4.79)%	6.83%	8.71%
Trust at Market Price (a)(b)	(9.37)	(4.68)	7.83	9.72
MSCI USA Value Call Overwrite Index (c)	(9.68)	(0.31)	N/A	N/A
Russell 1000 ® Value Index (d)	(12.86)	(6.82)	7.17	10.50

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA Value Index with a 55% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have
5-
and
10-year
returns.

(d)
An index that measures the performance of the
large-cap
value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book
ratios and lower expected growth values.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
The global equity markets experienced a meaningful downturn in the first six months of the year, as investors reacted to the combination of elevated inflation, rising interest rates and the potential for slower growth.
Positioning in the industrials sector contributed to Fund performance, largely due to the combination of an overweight allocation and favorable stock selection in the aerospace & defense industry. Positioning in information technology also helped relative performance, led by an underweight in semiconductor stocks and selection in the software industry. An overweight in the energy sector and an underweight in real estate further contributed.
An underweight in consumer staples detracted from performance, as did selection in the sector. Most notably, underweights in the food products and beverages industry weighed on relative results. Other notable detractors included an underweight in the utilities sector and allocation decisions within the health care equipment & supplies industry.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2022 (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The options overlay strategy detracted from relative performance.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust’s allocations to the energy and information technology sectors increased due to a combination of portfolio trading activity and market price changes. The Trust’s weightings in financials and consumer staples decreased.
Describe portfolio positioning at period end.
In absolute terms, the Trust’s largest allocations were to the health care, financials and information technology sectors. Relative to the benchmark, the Trust’s most significant overweights were in the health care and financials sectors. Its largest underweights were in consumer staples and real estate.
As of June 30, 2022, the Trust had an options overwriting program in place whereby 48% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 5.0% out of the money) with an average time until expiration of 47 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
Wells Fargo & Co.	3.1%
Elevance Health, Inc.	2.9
Citigroup, Inc.	2.8
Humana, Inc.	2.7
BP PLC	2.6
Cisco Systems, Inc.	2.5
Enterprise Products Partners LP	2.5
Medtronic PLC	2.4
AstraZeneca PLC	2.4
Sanofi	2.2

SECTOR ALLOCATION

Sector (a)(b)	06/30/22
Health Care	23.4%
Financials	21.2
Information Technology	13.2
Energy	8.7
Industrials	8.2
Consumer Discretionary	7.7
Communication Services	6.6
Consumer Staples	5.5
Utilities	3.3
Materials	2.2

(a)	Excludes short-term securities and options written.
(b)
For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications
used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications
for reporting ease.

T R U S T S U M M A R Y	13

Trust Summary as of June 30, 2022	BlackRock Enhanced Global Dividend Trust (BOE)

Investment Objective
BlackRock Enhanced Global Dividend Trust’s (BOE) (the “Trust”)
primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and by employing a strategy of writing (selling) call and put options. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information

Symbol on New York Stock Exchange	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($9.77) (a)	7.74%
Current Monthly Distribution per Common Share (b)	$0.0630
Current Annualized Distribution per Common Share (b)	$0.7560

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.
Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low

Closing Market Price	$9.77	$12.18	(19.79)%	$12.40	$9.59
Net Asset Value	11.17	13.40	(16.64)	13.48	10.93
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	(13.71)%	(10.20)%	4.02%	6.49%
Trust at Market Price (a)(b)	(16.96)	(16.89)	3.09	6.10
MSCI ACWI Call Overwrite Index (c)	(17.69)	(13.08)	N/A	N/A
MSCI ACWI (d)	(20.18)	(15.75)	7.00	8.76

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI Index with a 45% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have
5-
and
10-year
returns.

(d)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Global dividend stocks lost ground in absolute terms during the first half of 2022, but they outperformed the broad-based indexes.
Stock selection in the health care, information technology and communication services contributed to the Trust’s positive relative performance. AstraZeneca PLC was the largest contributor at the individual security level. The company has proven itself to be highly productive in research and development, allowing it to broaden its revenue base considerably over the last few years. BAE Systems PLC, a British aerospace and defense company, also helped results as European defense stocks surged in reaction to Russia’s invasion of Ukraine in February 2022. The U.S. pharmaceutical stock AbbVie, Inc. was an additional contributor of note amid investors’ rotation into more defensive companies.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2022 (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

Security selection in financials and consumer staples detracted from relative performance, as did an underweight in energy. Synchrony Financial was the largest individual detractor from returns. Shares of the consumer financial services company were hurt by concerns about weaker consumer credit. The investment adviser’s analysis of credit card data suggests the consumer sector remains exceptionally strong, even by pre-pandemic
standards. While the investment adviser is conscious of the inflationary pressures from higher food and oil prices, robust data indicates that there is some buffer given the reduction in consumer debt in recent years. In addition, deposit balances and payment rates both remained high. Mediatek, Inc., a Taiwanese semiconductor company, detracted from results due to a slowdown in the Chinese smartphone market and increasing concerns surrounding tensions between China and Taiwan. Schneider Electric SE, based in France, also detracted amid the broader rotation from the growth style to value.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance for the six-month
period.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust added to its weightings in the communication services, energy and industrials sectors. Its allocations to information technology, utilities and consumer staples decreased.
Describe portfolio positioning at period end.
The largest sector weightings were in information technology and health care, driven by the IT services and pharmaceuticals industries, respectively. Regionally, the majority of the portfolio was invested in the United States, Europe, and the U.K.
As of June 30, 2022, the Trust had in place an option overwriting program whereby approximately 43% of the underlying equities were overwritten with call options. These call options were typically written at prices above the prevailing market prices (estimated to be 4.5% out of the money) and for maturities averaging 48 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments

Microsoft Corp.	3.7%
Sanofi	3.6
AstraZeneca PLC	3.2
Novo Nordisk A/S	3.1
RELX PLC.	3.1
Reckitt Benckiser Group PLC.	3.1
UnitedHealth Group, Inc.	2.8
AbbVie, Inc.	2.7
Taiwan Semiconductor Manufacturing Co. Ltd.	2.6
EDP - Energias de Portugal SA	2.6
GEOGRAPHIC ALLOCATION

Country/Geographic Region	06/30/22

United States	44.3%
United Kingdom	18.7
France	10.5
Taiwan	3.9
Switzerland	3.6
Denmark	3.1
Portugal	2.6
Canada	2.5
Ireland	2.4
Netherlands	1.7
Sweden	1.7
Japan	1.5
Mexico	1.2
Indonesia	1.1
Singapore	1.1
India	0.1

(a)	Excludes short-term securities and options written.

T R U S T S U M M A R Y	15

Trust Summary as of June 30, 2022	BlackRock Enhanced International Dividend Trust (BGY)

Investment Objective
BlackRock Enhanced International Dividend Trust’s (BGY) (the “Trust”)
primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by
non-U.S.
companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information

Symbol on New York Stock Exchange	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($5.06) (a)	8.02%
Current Monthly Distribution per Common Share (b)	$0.0338
Current Annualized Distribution per Common Share (b)	$0.4056

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low
Closing Market Price	$ 5.06	$ 6.28	(19.43)%	$ 6.40	$ 4.88
Net Asset Value	5.69	6.81	(16.45)	6.84	5.61
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	(13.36)%	(10.93)%	3.74%	4.79%
Trust at Market Price (a)(b)	(16.45)	(17.29)	2.93	4.59
MSCI ACWI ex USA Call Overwrite Index (c)	(16.77)	(16.97)	N/A	N/A
MSCI ACWI ex USA Index (d)	(18.42)	(19.42)	2.50	4.83

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI ex USA Index with a 45% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have
5-
and
10-year
returns.

(d)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
International dividend stocks posted negative returns as a group during the first half of 2022, but they outperformed the broad-based indexes. Stocks, in general, faced headwinds from elevated inflation, rising interest rates and the prospect of slowing economic growth.
Stock selection in the consumer discretionary sector was the largest detractor from the Fund’s relative performance, followed by selection in consumer staples.
At the individual stock level, the communications-semiconductor producer Mediatek, Inc. was the most notable detractor. The stock weakened on expectations for slowing consumer spending in China. While smartphone demand appeared to be in the early stages of a recovery, investors remain concerned about the impact that slowing economic growth could have on Mediatek’s end markets. The stock was further pressured by concerns about tension between Taiwan and China in light of Russia’s invasion of Ukraine in February 2022.

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2022 (continued)	BlackRock Enhanced International Dividend Trust (BGY)

Ferguson PLC, a distributor of plumbing and heating products, also detracted. After performing well in 2021, the stock has since weakened on fears that inflation and supply-chain disruptions could lead to weaker profit margins. The investment adviser maintained the holding on the belief that the company is well positioned and has a resilient supply chain.
Schneider Electric SE, an energy-management company based in France, detracted amid the broader rotation from the growth style to value, as well as concerns about its exposure to China.
Stock selection in health care and communication services contributed positively. BAE Systems PLC was the largest contributor at the individual security level. The stock rallied in anticipation of increased defense spending following Russia’s invasion of Ukraine.
AstraZeneca PLC and Sanofi SA were also top contributors. Pharmaceutical companies have generally proven defensive during the recent market volatility due to their lower sensitivity to economic trends. AstraZeneca further benefited from the growing appreciation of its oncology pipeline, while Sanofi announced solid results and indicated there is room for higher profit margins due to improving cost efficiencies.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance for the six-month
period.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Fund reduced its weighting in the information technology sector, particularly in the IT services industry. It also lowered its allocations to consumer staples and utilities. On the other hand, the Fund added to communication services, health care and financials.
Describe portfolio positioning at period end.
The Trust’s largest sector weightings were in financials, industrials and health care. Regionally, the majority of the portfolio was invested in Europe, with a significant allocation to the U.K.
As of June 30, 2022, the Trust had in place an option overwriting program whereby 41.2% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 3.9% out of the money) and for maturities averaging 47.5 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
Sanofi	5.0%
AstraZeneca PLC	4.9
Novo Nordisk A/S	4.8
Reckitt Benckiser Group PLC	4.8
EDP - Energias de Portugal SA	4.1
EssilorLuxottica SA	4.0
Prudential PLC	3.9
RELX PLC	3.8
Diageo PLC	3.8
TELUS Corp.	3.4
GEOGRAPHIC ALLOCATION

Country/Geographic Region	06/30/22
United Kingdom	28.3%
France	19.2
United States	11.9
Taiwan	5.2
Denmark	4.8
Singapore	4.2
Portugal	4.0
Canada	3.3
India	3.1
Netherlands	2.9
Sweden	2.5
Spain	2.5
Mexico	2.3
Switzerland	2.1
Japan	1.9
Indonesia	1.8

(a)	Excludes short-term securities and options written.

T R U S T S U M M A R Y	17

Trust Summary as of June 30, 2022	BlackRock Health Sciences Trust (BME)

Investment Objective
BlackRock Health Sciences Trust’s (BME) (the “Trust”)
investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($42.40) (a)	6.03%
Current Monthly Distribution per Common Share (b)	$0.2130
Current Annualized Distribution per Common Share (b)	$2.5560

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.
Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low
Closing Market Price	$42.40	$48.50	(12.58)%	$48.50	$39.97
Net Asset Value	41.95	47.96	(12.53)	47.96	39.35
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	(9.93)%	(7.09)%	9.96%	13.58%
Trust at Market Price (a)(b)	(9.97)	(7.58)	9.35	13.22
MSCI USA Investable Market Index Health Care Call Overwrite Index (c)	(11.87)	(5.62)	N/A	N/A
Russell 3000 ® Health Care Index (d)	(11.64)	(5.14)	11.20	14.58

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA Investable Market Index Health Care Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have
5-
and
10-year
returns.

(d)
An unmanaged index that features companies involved in medical services or health care in the Russell 3000! Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Stocks fell sharply in the first half of 2022, reflecting the combination of elevated inflation and rising interest rates. While defensive, large-cap
stocks held up reasonably well, faster-growing companies—particularly those on the smaller end of the capitalization range—generally lagged the broader market.
Stock selection in the biotechnology
sub-sector
contributed to the Trust’s relative performance, as did an underweight allocation to medical devices & supplies. On the other hand, selection in pharmaceuticals, together with an underweight in the sub-sector,
detracted.
At the individual stock level, an underweight in Moderna, Inc. was the leading contributor to performance. The stock lost ground as the tailwinds from
COVID-19
continued to slow. In addition, the company indicated that its non-COVID
pipeline candidates may need more time to receive approval.

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2022 (continued)	BlackRock Health Sciences Trust (BME)

An overweight position in Cigna Corp. also contributed to results. The insurance provider reported strong earnings, and it benefited from its attractive valuations as investors rotated towards defensive stocks in anticipation of an economic downturn.
An
out-of-benchmark
position in the pharmaceutical giant AstraZeneca PLC was an additional contributor of note. The company reported robust earnings and received positive clinical trial data on a breast cancer treatment. The stock was also helped by the relative strength in defensive companies.
An underweight in the pharmaceutical giant Bristol-Myers Squibb Co. was the largest detractor from relative performance. The company experienced positive momentum earlier in the year after unveiling plans for future product launches across a variety of treatments, and it remained a resilient performer amid the persistent market volatility. Underweight positions in Johnson & Johnson and AbbVie, Inc. also detracted.
The Trust made use of options, principally writing call options on individual stocks, to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy contributed to results. The Trust also had an elevated cash position at period end. The cash position contributed positively to performance.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust’s allocations to the pharmaceuticals, biotechnology and health care providers & supplies sub-sectors
increased, while its weighting in the medical devices & supplies industry decreased.
Describe portfolio positioning at period end.
The investment adviser was encouraged by the healthcare sector’s resilience in the midst of the extraordinary macroeconomic and geopolitical challenges that characterized the first half of the year. The investment adviser continued to identify investment opportunities in stable, cash-flow generating companies across the health care sector. In particular, it looked for selective growth opportunities stemming from innovation and technological developments, especially in the biotechnology, pharmaceuticals and medical devices industries. The investment adviser maintained an emphasis on diversification, risk management and fundamental analysis.
As of June 30, 2022, the Trust’s largest overweight position was in the biotechnology sub-sector.
The Trust continues to invest in compelling areas of innovation in biotech, particularly in oncology. The Trust also held a large overweight position in the health care providers & services sub-sector,
with the goal of adding resiliency and defensive characteristics to the portfolio in anticipation of an economic downturn. The medical devices & supplies sub-sector,
which may be negatively impacted by supply chain issues and cost inflation, was the largest underweight.
As of June 30, 2022, the Trust had in place an option overwriting program whereby 35.3% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 7.0% out of the money) and for maturities averaging 47 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
UnitedHealth Group, Inc.	10.1%
Johnson & Johnson	5.6
Eli Lilly & Co.	5.3
Pfizer, Inc.	4.5
Thermo Fisher Scientific, Inc.	4.2
Abbott Laboratories	4.1
AbbVie, Inc.	3.8
Merck & Co., Inc.	3.7
Elevance Health, Inc.	3.2
Amgen, Inc.	3.0
INDUSTRY ALLOCATION

Industry (a)(b)	06/30/22
Pharmaceuticals	28.6%
Health Care Providers & Services	24.4
Biotechnology	19.4
Health Care Equipment & Supplies	15.9
Life Sciences Tools & Services	11.1
Other*	0.6

(a)	Excludes short-term securities and options written.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications
used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications
for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	19

Trust Summary as of June 30, 2022	BlackRock Health Sciences Trust II (BMEZ)

Investment Objective
BlackRock Health Sciences Trust II’s (BMEZ) (the “Trust”)
investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries. Equity derivatives in which the Trust invests include purchased and sold (written) call and put options on equity securities of companies in the health sciences group of industries.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BMEZ
Initial Offering Date	January 30, 2020
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($16.43) (a)	10.59%
Current Monthly Distribution per Common Share (b)	$0.1450
Current Annualized Distribution per Common Share (b)	$1.7400

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.
Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low
Closing Market Price	$16.43	$25.36	(35.21)%	$25.59	$15.20
Net Asset Value	18.91	26.47	(28.56)	26.63	17.79
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	Since Inception (a)
Trust at NAV (b)(c)	(25.17)%	(32.60)%	3.84%
Trust at Market Price (b)(c)	(32.14)	(38.38)	(2.03)
MSCI Custom ACWI SMID Growth HC Call Overwrite Index (d)	(17.49)	N/A	N/A
MSCI ACWI 25% Call Overwrite Index (e)	(4.37)	1.05	11.29
MSCI ACWI (f)	(20.18)	(15.75)	3.97

(a)	BMEZ commenced operations on January 30, 2020.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
An index representing the Health Care sector stocks within the MSCI ACWI SMID Cap Growth Index and incorporating an option overlay component with a 25% overwrite level. The MSCI ACWI SMID Cap Growth Index captures mid-
and
small-cap
securities exhibiting overall growth style characteristics across certain Developed and Emerging Markets countries. The index commenced on March 31, 2022 and therefore the
6-month
index return presented is for the period March 31, 2022 through June 30, 2022.

(e)
An index that incorporates an option overlay component on the MSCI ACWI Index with a 25% overwrite level. Effective on March 31, 2022, this index was discontinued and the Trust changed its benchmark to the MSCI Custom ACWI SMID Growth HC Call Overwrite index. The investment adviser believes the new benchmark is a more appropriate benchmark for the Trust. Because the index was discontinued on March 31, 2022, the index returns presented are as follows: the
6-month
return is for the period from January 1, 2022 through March 31, 2022, the
1-year
return is for the period from July 1, 2021 through March 31, 2022 and the since inception return is for the period from January 30, 2020 through March 31, 2022.

(f)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Stocks fell sharply in the first half of 2022, reflecting the combination of elevated inflation and rising interest rates. Faster-growing companies, particularly those on the smaller end of the capitalization range, generally lagged the broader market.

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Trust Summary as of June 30, 2022 (continued)	BlackRock Health Sciences Trust II (BMEZ)

An overweight allocation to the medical devices and supplies industry was the leading detractor from performance relative to MSCI Custom ACWI SMID Growth Health Care Call Overwrite Index. Security selection in biotechnology detracted, as well. An overweight position in Masimo Corp. was the largest detractor from relative performance at the individual security level. Masimo’s unexpected acquisition of the consumer electronics company Sound United was not well received by market participants. Investors struggled to see how the unlikely pairing would fit together given the latter company’s focus outside of medical technology. The Trust no longer holds a position in Masimo.
Small-cap
biotechnology stocks were especially vulnerable to the impact rising rates had on faster-growing companies. An overweight in Kymera Therapeutics, Inc. was a top detractor as the high-growth, development stage biotechnology company traded down amid the broader sell-off
in stocks that lack current profits. The investment adviser exited the position on the view that the company no longer offered an attractive risk-reward profile. Similarly, an overweight in the clinical genetic-testing company Natera, Inc. detracted from results. An unfavorable report from a short seller alleged that the company had deceptive billing practices and misleading testing results, leading to an investor class action lawsuit.
An overweight in Tandem Diabetes Care, Inc. was another key detractor. Despite receiving the first FDA approval for an insulin-delivery mobile app, the stock plunged after the company reported weak quarterly results in May 2022.
On the positive side, overweight allocations to the biotechnology and health care providers & services industries contributed to performance. An overweight position in Vertex Pharmaceuticals, Inc. was the largest individual contributor. The biotechnology company paid $60 million for Catalyst Bioscience’s complement pipeline, including preclinical-stage therapies for hemophilia. An overweight in Seagen, Inc. also contributed positively. The U.S. biotechnology company was rumored to be the target of an acquisition by the pharmaceutical giant Merck. The purchase would provide the latter company with access to the suite of antibody-drug conjugates and other oncology therapies that Seagen has pioneered. An overweight in LHC Group Inc. contributed, as well. Shares of the at-home
healthcare provider surged on the news that it would be acquired by UnitedHealth.
The Japanese pharmaceutical company Daiichi Sankyo Co Ltd. was a further contributor. The FDA approved Enhertu, an antibody-drug conjugate (ADC) developed in partnership with AstraZeneca. The breast cancer drug was found to reduce disease progression or death by 72% compared to legacy ADC therapies.
The Trust’s cash position, while not a core aspect of its strategy, nonetheless contributed positively at a time of poor market performance.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy contributed to relative performance.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust’s weightings the pharmaceuticals and biotechnology sub-sectors
increased during the period, while its allocation to the medical devices & supplies sub-sector
decreased. Its weighting in the health care providers & services industry was unchanged.
Describe portfolio positioning at period end.
The first half of 2022 was historically volatile amid macroeconomic and geopolitical headwinds. The investment adviser was encouraged by the healthcare sector’s resilience in the midst of these extraordinary challenges.
The investment adviser continued to identify investment opportunities in stable, cash-flow generating companies across the health care sector. It remained focused on small and mid-cap
companies, where the vast majority of clinical innovation is taking place. It also saw promising developments in medical devices, such as precision surgical tools and minimally invasive procedures. It found the biotechnology industry to be especially fertile ground to find innovative companies, particularly those focused on oncology. As of June 30, 2022, biotechnology was the Trust’s largest sector weighting due to its attractive valuations and robust fundamentals.
The investment adviser believed the long-term, secular drivers for the health care sector—aging global demographics and innovation in medical technology—remained in place. These trends, together with favorable valuations across the sector, act as the foundation for a compelling long-term investment opportunity.
As of June 30, 2022, the Trust had in place an option overwriting program whereby 24% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 9.6% out of the money) and for maturities averaging 48 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	21

Trust Summary as of June 30, 2022 (continued)	BlackRock Health Sciences Trust II (BMEZ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
Vertex Pharmaceuticals, Inc.	3.2%
Alcon, Inc.	2.5
ResMed, Inc.	2.0
Argenx SE	1.9
Daiichi Sankyo Co. Ltd.	1.8
Waters Corp.	1.8
LHC Group, Inc.	1.8
Quest Diagnostics, Inc.	1.7
Alkermes PLC	1.7
Sarepta Therapeutics, Inc.	1.7
INDUSTRY ALLOCATION

Industry (a)(b)	06/30/22
Biotechnology	36.6%
Health Care Equipment & Supplies	23.4
Health Care Providers & Services	14.7
Life Sciences Tools & Services	13.4
Pharmaceuticals	7.4
Diversified Financial Services	2.3
Other*	2.2

(a)	Excludes short-term securities and options written.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications
used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications
for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2022	BlackRock Innovation and Growth Trust (BIGZ)

Investment Objective
BlackRock Innovation and Growth Trust’s (BIGZ) (the “Trust”)
investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust will invest primarily in equity securities issued by mid-
and small-capitalization companies that the Trust’s adviser believes have above-average earnings growth potential. In selecting investments for the Trust, the Trust’s adviser focuses on mid-
and small-capitalization growth companies that are “innovative.” These are companies that have introduced, or are seeking to introduce, a new product or service that potentially changes the marketplace. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BIGZ
Initial Offering Date	March 29, 2021
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($7.94) (a)	10.58%
Current Monthly Distribution per Common Share (b)	$0.0700
Current Annualized Distribution per Common Share (b)	$0.8400

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low
Closing Market Price	$ 7.94	$ 14.54	(45.39)%	$ 14.97	$ 7.38
Net Asset Value	9.48	16.72	(43.30)	16.72	9.12
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	Since Inception (a)
Trust at NAV (b)(c)	(40.12)%	(47.58)%	(40.54)%
Trust at Market Price (b)(c)	(42.33)	(57.26)	(48.37)
MSCI USA SMID Growth Call Overwrite Index (d)	(27.12)	(25.24)	(15.56)
Russell 2500 ™ Growth Index (e)	(29.45)	(31.81)	(20.67)

(a)	BIGZ commenced operations on March 29, 2021.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)	An index that incorporates an option overlay component on the MSCI USA SMID Growth Index with a 25% overwrite level.
(e)
An index that measures the performance of the small to
mid-cap
growth segment of the US equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Shares of smaller, innovative growth companies generally fell sharply in the first half of 2022 due to the adverse combination of elevated inflation and rising interest rates.
From a sector perspective, the Trust’s positioning in health care was the largest detractor from relative performance. The shortfall was most pronounced in the health care equipment & supplies industry, where Masimo Corp. and FIGS, Inc. lagged. The Trust was also hurt by its overweight position in 10X Genomics, Inc. in the life sciences tools & services industry. The company has significant exposure to slowing growth in China, as well as the ongoing supply-chain issues in the country.

T R U S T S U M M A R Y	23

Trust Summary as of June 30, 2022 (continued)	BlackRock Innovation and Growth Trust (BIGZ)

Stock selection in the information technology sector also weighed on relative performance. The software industry was a source of weakness due to the poor showing for Bill.com Holdings, Inc. and Avalara, Inc. A zero weighting in the outperforming energy sector was another key detractor. The investment adviser believed small- to mid-cap
stocks in this space generally lacked the quality characteristics sought after in potential investments. However, the category outperformed due to the rally in oil and natural gas prices.
Stock selection in the machinery industry made the largest contribution to relative performance. An overweight in Chart Industries, Inc., a leading global manufacturer of highly engineered equipment for the clean energy and industrials gas markets, was a notable contributor.
The Trust also benefited from strong stock selection in the capital markets industry within the financial sector. Tradeweb Markets, Inc., an international financial services company that builds and operates electronic over-the-counter
marketplaces, was a leading contributor. A zero weighting in the alternative asset manager KKR & Co., Inc. also helped relative performance.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from performance over the six-month
period.
Describe recent portfolio activity.
Due to a combination of market changes and portfolio activity, the Trust’s allocations to the financials and consumer discretionary increased, while its weightings in health care and industrials decreased. The Trust boosted its stake in private companies from 18% to 27%, reflecting the investment adviser’s effort to increase the portfolio’s weighting in this area.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe portfolio positioning at period end.
In the public portion of the portfolio, the largest sector overweights (relative to the MSCI USA SMID Growth Call Overwrite Index) were in the information technology and consumer discretionary sectors. Its largest underweights were in industrials and materials.
As of June 30, 2022, the Trust had in place an option overwriting program whereby 10.8% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 14.1% out of the money) and for maturities averaging 55 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2022 (continued)	BlackRock Innovation and Growth Trust (BIGZ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
Monolithic Power Systems, Inc.	3.1%
Bio-Techne Corp.	2.9
Entegris, Inc.	2.8
Axon Enterprise, Inc.	2.7
Paylocity Holding Corp.	2.6
Five9, Inc.	2.6
Planet Fitness, Inc.	2.5
Tradeweb Markets, Inc.	2.4
Chart Industries, Inc.	2.4
Globant SA	2.4
INDUSTRY ALLOCATION

Industry (a)(b)	06/30/22
Software	25.8%
Life Sciences Tools & Services	10.6
Semiconductors & Semiconductor Equipment	10.4
Aerospace & Defense	6.4
IT Services	6.3
Hotels, Restaurants & Leisure	5.8
Capital Markets	4.6
Health Care Technology	4.0
Diversified Consumer Services	3.4
Machinery	2.4
Interactive Media & Services	2.2
Internet & Direct Marketing Retail	1.9
Auto Components	1.8
Entertainment	1.7
Leisure Products	1.7
Biotechnology	1.7
Food Products	1.6
Health Care Equipment & Supplies	1.2
Equity Real Estate Investment Trusts (REITs)	1.2
Wireless Telecommunication Services	1.1
Internet Software & Services	1.0
Other*	3.2

(a)	Excludes short-term securities and options written.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications
used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications
for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	25

Trust Summary as of June 30, 2022	BlackRock Resources & Commodities Strategy Trust (BCX)

Investment Objective
BlackRock Resources
 & Commodities Strategy Trust’s (BCX) (the “Trust”)
primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information

Symbol on New York Stock Exchange	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($8.98) (a)	6.01%
Current Monthly Distribution per Common Share (b)	$0.0450
Current Annualized Distribution per Common Share (b)	$0.5400

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low
Closing Market Price	$ 8.98	$ 9.35	(3.96)%	$ 11.53	$ 8.75
Net Asset Value	9.95	10.21	(2.55)	12.11	9.83
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	(0.05)%	5.76%	8.74%	4.09%
Trust at Market Price (a)(b)	(1.50)	0.31	9.57	3.76
MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index (c)	(2.57)	0.52	N/A	N/A
S&P Global Natural Resources Net Index (d)	(1.73)	2.27	8.21	4.00

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI Select Liquidity Natural Resources Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have
5-
and
10-year
returns.

(d)
An index that includes approximately 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Natural resources stocks generally performed well through
mid-April
2022 thanks to the backdrop of sharply rising commodity prices. However, concerns about slowing growth led to a sharp sell-off
thereafter, causing the sector to finish with a loss for the full period.
Stock selection within the agriculture sector contributed to the Trust’s relative performance, while security selection within the mining sector modestly detracted. At the individual stock level, the Trust’s zero weighting in Norilsk Nickel—which fell to zero due to the sanctions that followed Russia’s invasion of Ukraine—was the leading contributor to relative performance. An underweight in Freeport-McMoRan Inc., which was hurt by the decline in copper prices late in the period, also contributed. Among stocks the Trust held, CF Industries Holdings, Inc. was a notable contributor thanks to rising prices for nitrogen fertilizers.

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2022 (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Positions in the Russian companies Polyus PJSC and Gazprom PJSC—which were written down to near zero in late February 2022—were the largest detractors from performance. Russian companies have always been part of the Trust’s investment universe, and the investment adviser believed both companies had high-quality assets. However, the investment adviser did not anticipate either a full-scale invasion of Ukraine or the events that followed. An overweight in First Quantum Minerals Ltd. also detracted due in part to a decline in copper prices.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy detracted from results in the semiannual period.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust maintained an overweight in the energy sector, and it continued to have underweight positions in the mining and agriculture sectors.
In energy, the investment adviser maintained a bias towards higher-quality producers that were expected to benefit the most from strength in oil and gas prices. Given the increased risks to global economic growth, the investment adviser reduced the Trust’s weightings in certain holdings with higher sensitivity to the macroeconomic outlook.
In the mining sector, the investment adviser continued to emphasize companies with stronger balance sheets and lower costs. In agriculture, the Fund was underweight in the paper and packaging industry in favor of health and wellness companies that are positioned to take advantage of consumers’ shifting preferences with respect to food and nutrition.
Describe portfolio positioning at period end.
As the close of the period, 45.3% of the portfolio was invested in the energy sector, 25.4% in the mining sector and 25.9% in the agriculture sector, and 2.8% was held in cash.
As of June 30, 2022, the Trust had in place an option overwriting program whereby 31% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 6.1% out of the money) and for maturities averaging 49 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
Exxon Mobil Corp.	8.5%
TotalEnergies SE	7.0
Shell PLC	5.7
Glencore PLC	5.5
Chevron Corp.	5.0
Nutrien Ltd.	4.6
ConocoPhillips	4.1
Suncor Energy, Inc.	3.6
Vale SA	3.4
FMC Corp.	3.0
INDUSTRY ALLOCATION

Industry (a)(b)	06/30/22
Oil, Gas & Consumable Fuels	45.6%
Metals & Mining	25.2
Chemicals	13.8
Food Products	7.3
Machinery	4.5
Paper & Forest Products	2.6
Other*	1.0

(a)	Excludes short-term securities and options written.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications
used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications
for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	27

Trust Summary as of June 30, 2022	BlackRock Science and Technology Trust (BST)

Investment Objective
BlackRock Science and Technology Trust’s (BST) (the “Trust”)
investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of U.S. and
non-U.S.
science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks). The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($32.49) (a)	9.23%
Current Monthly Distribution per Common Share (b)	$0.2500
Current Annualized Distribution per Common Share (b)	$3.0000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.
Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low
Closing Market Price	$ 32.49	$ 49.97	(34.98)%	$ 50.99	$ 31.25
Net Asset Value	33.61	52.40	(35.86)	52.59	33.58
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	Since Inception (a)
Trust at NAV (b)(c)(d)	(33.40)%	(33.89)%	15.04%	15.45%
Trust at Market Price (b)(c)(d)	(32.49)	(40.01)	16.06	14.25
MSCI ACWI Information Technology Call Overwrite Index (e)	(27.09)	(18.97)	N/A	N/A
MSCI ACWI Information Technology Index (f)	(29.73)	(20.45)	16.24	15.86

(a)	BST commenced operations on October 30, 2014.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on June 30, 2022.

(e)
An index that incorporates an option overlay component on the MSCI ACWI Information Technology Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have
5-
and
10-year
returns.

(f)
An index that includes large- and
mid-cap
securities across certain Developed Markets countries and certain Emerging Markets countries. All securities in the index are classified in the Information Technology sector as per the Global Industry Classification Standard.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Stocks fell sharply in the first half of 2022, reflecting the combination of elevated inflation and rising interest rates. Faster-growing companies, particularly those on the smaller end of the capitalization range, generally lagged the broader market.
An overweight in the internet
sub-sector
detracted from the Fund’s relative performance, as did security selection in the services sub-sector.

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2022 (continued)	BlackRock Science and Technology Trust (BST)

At the individual stock level, an underweight position in Apple, Inc. was the largest detractor from results. The company reported strong earnings and record revenues in the first quarter, and it benefited from a larger “flight to quality” at a time of market volatility.
An overweight in Marvell Technology, Inc. was another detractor of note. Shares of the richly valued analog semiconductor manufacturer traded down on anticipation of reduced demand and slower medium-term growth. More broadly, investors rotated out of the semiconductor sector amid an uncertain growth outlook.
An underweight in Microsoft Corp. was also a key detractor from relative performance. As was the case with Apple, the stock benefited from investors’ preference for larger, more stable companies.
An overweight in Unity Software, Inc. detracted, as well. The company has created a virtual reality rendering tool that allows users to create their own content, including in the metaverse. However, the shares lagged amid the broader downturn in the stocks of higher-growth companies.
On the positive side, security selection in semiconductors—together with an underweight in the group—contributed to relative performance.
The Trust benefited from its
closed-end
structure, with private investments making up three of the top four contributors in the semi-annual period. At an individual position level, an out-of-benchmark
private position in GrubMarket, Inc. was the leading contributor. The food-tech company announced the acquisition of Daylight Foods, one of the largest food service businesses in the San Francisco area. Daylight provides produce, dairy, and other products to restaurants, grocery stores and caterers, which will help GrubMarket expand its offerings. An out-of-benchmark
private position in Voltron Data also contributed positively. In February 2022, the open-source coding platform received additional funding that should allow it to bring one of its tools directly to consumers. An out-of-benchmark
private position in PsiQuantum was another contributor of note. The quantum-based software-as-a-service
company received funding from the U.S. Department of Defense to accelerate its developments in photonic quantum computers. The investment adviser believed PsiQuantum was well positioned to be one of the first movers in the quantum computing space.
An underweight in the semiconductor producer Nvidia Corp. also contributed to relative returns. Investors grew concerned about the sustainability of the company’s sales momentum given the potential impact that slower consumer spending would have on its gaming business.
The Trust’s cash position, while not a core aspect of its strategy, nonetheless contributed positively at a time of poor market performance.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance for the six-month
period.
Describe recent portfolio activity.
The Trust increased its allocation to the services and hardware sub-sectors
and decreased its weightings in the software and content & infrastructure sub-sectors.
Its allocation to semiconductors was unchanged.
From a regional perspective, the Trust’s allocations to the United States and China increased, while its weighting in other emerging markets decreased.
The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy.
Describe portfolio positioning at period end.
The Trust held 29% of net asset value in software, 19% in semiconductors, 17% in services, 16% in internet, 10% in hardware, 4% in new industries, and less than 1% in content & infrastructure. These industry weightings were a residual effect of bottom-up
stock selection.
As of June 30, 2022, the Trust had in place an option overwriting program whereby 28% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 11.6% out of the money) and for maturities averaging 45 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	29

Trust Summary as of June 30, 2022 (continued)	BlackRock Science and Technology Trust (BST)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
Apple, Inc.	6.4%
Microsoft Corp.	6.3
Alphabet, Inc.	2.9
Mastercard, Inc.	2.8
Marvell Technology, Inc.	2.4
Visa, Inc.	2.3
Tesla, Inc.	2.2
Bolt Financial, Inc.	2.0
Klarna Holdings AB	1.9
Amazon.com, Inc.	1.7
INDUSTRY ALLOCATION

Industry (a)(b)	06/30/22
Software	31.5%
Semiconductors & Semiconductor Equipment	19.7
IT Services	17.6
Interactive Media & Services	7.6
Technology Hardware, Storage & Peripherals	6.4
Internet & Direct Marketing Retail	2.8
Automobiles	2.2
Banks	1.9
Electronic Equipment, Instruments & Components	1.8
Food & Staples Retailing	1.5
Other*	7.0

(a)	Excludes short-term securities and options written.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications
used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications
for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2022	BlackRock Science and Technology Trust II (BSTZ)

Investment Objective
BlackRock Science and Technology Trust II’s (BSTZ) (the “Trust”)
investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by U.S. and
non-U.S.
science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BSTZ
Initial Offering Date	June 27, 2019
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($19.59) (a)	11.76%
Current Monthly Distribution per Common Share (b)	$0.1920
Current Annualized Distribution per Common Share (b)	$2.3040

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.
Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low
Closing Market Price	$19.59	$38.94	(49.69)%	$39.04	$19.34
Net Asset Value	22.96	38.82	(40.86)	38.84	22.96
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	Since Inception (a)
Trust at NAV (b)(c)(d)	(38.15)%	(41.00)%	11.88%
Trust at Market Price (b)(c)(d)	(47.39)	(48.14)	6.13
MSCI Custom ACWI SMID Growth IT Call Overwrite Index (e)	(21.98)	N/A	N/A
MSCI ACWI 25% Call Overwrite Index (f)	(4.37)	1.05	12.29
MSCI ACWI (g)	(20.18)	(15.75)	6.36

(a)	BSTZ commenced operations on June 27, 2019.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on June 30, 2022.

(e)
An index representing the Information Technology (IT) sector stocks within the MSCI ACWI SMID Cap Growth Index and incorporating an option overlay component with a 25% overwrite level. The MSCI ACWI SMID Cap Growth Index captures mid-
and
small-cap
securities exhibiting overall growth style characteristics across certain Developed and Emerging Markets. The index commenced on March 31, 2022 and therefore the
6-month
index return shown is for the period March 31, 2022 through June 30, 2022.

(f)
An index that incorporates an option overlay component on the MSCI ACWI Index with a 25% overwrite level. Effective on March 31, 2022, this index was discontinued and the Trust changed its benchmark to the MSCI Custom ACWI SMID Growth IT Call Overwrite index. The investment adviser believes the new benchmark is a more appropriate benchmark for the Trust. Because the index was discontinued on March 31, 2022, the index returns presented are as follows: the
6-month
return is for the period from January 1, 2022 through March 31, 2022, the
1-year
return is for the period from July 1, 2021 through March 31, 2022 and the since inception return is for the period from June 27, 2019 through March 31, 2022.

(g)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.

T R U S T S U M M A R Y	31

Trust Summary as of June 30, 2022 (continued)	BlackRock Science and Technology Trust II (BSTZ)

The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Stocks fell sharply in the first half of 2022 due to concerns about elevated inflation, rising interest rates and slowing growth. Faster-growing companies, particularly those on the smaller end of the capitalization range, generally lagged the broader market.
Security selection in the services and software
sub-sectors
detracted from the Trust’s relative performance. At the individual stock level, an overweight position in the Japanese semiconductor company Lasertec Corp. was the largest detractor. The stock declined due to supply-chain issues and the broader concerns about a possible economic downturn. An overweight in Marvell Technology, Inc. was another detractor of note. The company, which was a top performer in 2021, experienced profit taking amid the rotation out of richly valued growth stocks. A private position in the Swedish payments-solutions company Klarna Bank AB detracted, as well. The stock’s valuation came under pressure on concerns about increased competition after Apple unveiled its own version of the service. Additionally, Klarna announced a 10% cut to its workforce, suggesting that it may facing headwinds from slowing economic growth.
On the positive side, a number of the Trust’s private holdings were top contributors in the semiannual period. A private position in GrubMarket, Inc. a technology company that provides grocers with inventory management software, was the largest contributor to relative performance. The company maintained strong momentum at a time of supply-chain disruptions throughout the food industry. A private position in the artificial intelligence data company Databricks was also a top contributor. The company benefited from positive secular growth trends as enterprises continued to adopt artificial intelligence and automation in their processes. A private investment in Credo Technology Group Holdings, Ltd., a semiconductor manufacturer that went public in January 2022, also added value. The Trust initiated a position in Credo in 2020 due to the strength and innovation of the company’s data-center product.
The Trust’s had an above-average cash position at times throughout the period. After the exiting certain positions, the Trust held cash in anticipation of initiating new positions at more attractive prices. The cash position contributed to performance in the falling market.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance for the six-month
period.
The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust reduced its allocation to higher-valuation growth companies, and it increased its weighting in higher-quality, economically stable stocks that may prove more resilient amid continuing economic uncertainty. The Trust also took advantage of select opportunities in China, where valuations were attractive and the regulatory and economic environment showed signs of improvement.
The investment adviser continued to focus on companies that are positioned to capitalize on long-term secular demand trends. For example, it identified opportunities among companies seeing heightened demand from the migration to remote work, as well as those benefiting from the increased adoption of emerging technologies, such as artificial intelligence, cloud computing, digital transformation and
e-commerce.
The Trust did not make any additional investments in private technology companies during the reporting period.
Describe portfolio positioning at period end.
The investment adviser continued to take advantage of the Fund’s closed-end
structure by harvesting the illiquidity premium in private companies. As of June 30, 2022, the Trust held 22 private investments, comprising 32.6% of total assets for a total commitment of approximately $589 million.
At the end of the period, the Trust held 30% of net asset value in software, 23% in semiconductors, 15% in services, 10% in internet, 9% in hardware, 6% in new industries, and 2% in content & infrastructure. These industry weightings were a residual effect of bottom-up
stock selection.
As of June 30, 2022, the Trust had in place an option overwriting program whereby 23.7% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 5.0% out of the money) and for maturities averaging 47 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2022 (continued)	BlackRock Science and Technology Trust II (BSTZ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
Klarna Holdings AB	3.6%
Databricks, Inc.	3.2
Tesla, Inc.	3.2
ByteDance Ltd.	3.0
Marvell Technology, Inc.	2.9
Credo Technology Group Holding Ltd.	2.9
SambaNova Systems, Inc.	2.8
PsiQuantum Corp.	2.3
GrubMarket, Inc.	2.2
Synopsys, Inc.	2.1
INDUSTRY ALLOCATION

Industry (a)(b)	06/30/22
Software	25.8%
Semiconductors & Semiconductor Equipment	24.0
IT Services	15.2
Interactive Media & Services	7.4
Banks	3.7
Electronic Equipment, Instruments & Components	3.5
Automobiles	3.3
Professional Services	2.4
Food & Staples Retailing	2.2
Diversified Consumer Services	2.1
Entertainment	1.9
Internet & Direct Marketing Retail	1.5
Technology Hardware, Storage & Peripherals	1.4
Media	1.0
Food Products	1.0
Other*	3.6

(a)	Excludes short-term securities and options written.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications
used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications
for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

T R U S T S U M M A R Y	33

Trust Summary as of June 30, 2022	BlackRock Utilities, Infrastructure & Power Opportunities Tryst (BUI)

Investment Objective
BlackRock Utilities, Infrastructure
 & Power Opportunities Trust’s (BUI) (the “Trust”)
investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments anywhere in the world and by employing a strategy of writing (selling) call and put options. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($21.88) (a)	6.64%
Current Monthly Distribution per Common Share (b)	$0.1210
Current Annualized Distribution per Common Share (b)	$1.4520

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low
Closing Market Price	$ 21.88	$ 26.62	(17.81)%	$ 27.28	$ 20.46
Net Asset Value	21.66	25.86	(16.24)	25.86	21.06
Performance
Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	(13.61)%	(7.55)%	7.87%	8.32%
Trust at Market Price (a)(b)	(15.22)	(9.81)	8.26	9.09
MSCI World Select Energy, Utilities and Industry Call Overwrite Index (c)	(17.05)	(11.51)	N/A	N/A
MSCI ACWI (d)	(20.18)	(15.75)	7.00	8.76

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI World Select Energy, Utilities and Industry Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have
5-
and
10-year
returns.

(d)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Infrastructure stocks, as a group, posted a negative return but strongly outperformed the broad-based global stock indexes in the first half of 2022.

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2022 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Tryst (BUI)

The lack of a position in Enbridge, Inc., which gained ground amid the broader strength in the midstream energy sector, was the largest detractor from relative performance. Companies with exposure to end markets perceived as being more sensitive to slower economic growth also performed poorly. Most notably, shares of the insulation producer Kingspan Group PLC fell after the company reported that it had seen a slowdown in order flow. Sika AG was also impacted by the perception that could be hurt by weaker economic growth. The Italian utility Enel S.p.A., which was pressured by broad-based weakness in the European markets, was an additional detractor of note.
Manufacturing businesses generally performed poorly due to concerns about supply chain challenges, which adversely affected the Fund’s holdings in energy efficiency stocks. While some companies, such as Atlas Copco AB, reported modestly weaker profits due to supply chain issues, others continued to beat earnings expectations.
On the positive side, overweight positions in the midstream energy stocks The Williams Companies, Inc. and TC Energy Corp. were among the largest contributors to relative performance. Shares of the utility RWE AG also rose amid growing expectations that it will accelerate its exit from coal.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance in the six-month
period.
Describe recent portfolio activity.
New positions in a natural gas utility, a world-class hydrogen energy solutions provider and an energy efficiency company, were initiated. The investment adviser increased the Fund’s weightings in selected industrial energy efficiency companies and clean power utility companies that were expected to generate earnings growth despite near-term uncertainty about the global economy. These purchases were funded by exiting positions in certain semiconductor stocks with vulnerability to supply-chain concerns.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe portfolio positioning at period end.
The utilities sector accounted for approximately 53% of the Trust’s assets. The Trust had about 26% and 10% of its assets invested in the industrials and energy sectors, respectively, and the remainder was invested in other infrastructure- and power-related sectors. As of June 30, 2022, the Trust had in place an option overwriting program whereby 33% of the underlying equities were overwritten with call options. These call options were typically written at prices above the prevailing market prices (estimated to be 4.4% out of the money) and for maturities averaging 50 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
NextEra Energy, Inc.	8.9%
Enel SpA	4.7
TC Energy Corp.	4.3
RWE AG	4.0
Waste Management, Inc.	3.7
American Electric Power Co., Inc.	3.4
Sempra Energy	3.2
Dominion Energy, Inc.	3.1
Williams Cos., Inc.	3.1
Duke Energy Corp.	2.9
INDUSTRY ALLOCATION

Industry (a)(b)	06/30/22
Electric Utilities	30.5%
Multi-Utilities	13.6
Independent Power and Renewable Electricity Producers	10.7
Oil, Gas & Consumable Fuels	10.4
Electrical Equipment	7.9
Commercial Services & Supplies	6.2
Building Products	5.9
Chemicals	4.2
Machinery	4.1
Construction & Engineering	3.1
Semiconductors & Semiconductor Equipment	2.5
Electronic Equipment, Instruments & Components	0.9

(a)	Excludes short-term securities and options written.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications
used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications
for reporting ease.

T R U S T S U M M A R Y	35

Schedule of Investments (unaudited) June 30, 2022	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Energy Equipment & Services — 3.7%
Halliburton Co. (a)	229,136	$7,185,705
Patterson-UTI Energy, Inc. (a)	118,800	1,872,288
Tenaris SA	311,650	4,002,871

		13,060,864

Food Products — 0.4%
Darling Ingredients, Inc. (a)(b)	25,424	1,520,355

Metals & Mining — 0.5%
Glencore PLC	346,650	1,877,608

Oil, Gas & Consumable Fuels — 94.4%
ARC Resources Ltd.	304,480	3,839,116
Canadian Natural Resources Ltd.	203,909	10,957,416
Cenovus Energy, Inc.	446,056	8,486,569
Cheniere Energy, Inc. (a)	41,400	5,507,442
Chevron Corp. (a)(c)	277,970	40,244,496
ConocoPhillips (a)	264,442	23,749,592
Devon Energy Corp. (a)	15,717	866,164
EOG Resources, Inc. (a)	129,979	14,354,881
Equinor ASA	141,033	4,914,349
Exxon Mobil Corp. (a)(c)	548,395	46,964,548
Gazprom PJSC (d)	879,200	160
Hess Corp. (a)	94,890	10,052,647
Kosmos Energy Ltd. (a)(b)	227,884	1,410,602
Marathon Petroleum Corp. (a)	71,616	5,887,551
Ovintiv, Inc. (a)	89,800	3,968,262
Phillips 66 (a)	107,248	8,793,263
Pioneer Natural Resources Co. (a)(c)	54,994	12,268,061
Repsol SA	501,366	7,391,137
Santos Ltd.	1,013,286	5,137,541
Shell PLC, ADR (a)	730,622	38,204,224
Suncor Energy, Inc.	394,479	13,839,863
TC Energy Corp.	317,064	16,424,664
TotalEnergies SE	433,148	22,799,597

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Tourmaline Oil Corp.	126,483	$6,576,684
Valero Energy Corp. (a)	101,374	10,774,029
Williams Cos., Inc. (a)	408,732	12,756,526

		336,169,384

Total Long-Term Investments — 99.0% (Cost: $245,104,027)		352,628,211

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (e)(f)	1,406,858	1,406,858

Total Short-Term Securities — 0.4% (Cost: $1,406,858)		1,406,858

Total Investments Before Options Written — 99.4% (Cost: $246,510,885)		354,035,069

Options Written — (0.6)% (Premiums Received: $(5,472,215))		(2,083,915)

Total Investments, Net of Options Written — 98.8% (Cost: $241,038,670)		351,951,154

Other Assets Less Liabilities — 1.2%		4,431,384

Net Assets — 100.0%		$356,382,538

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications
used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications
for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$2,725,280	$—	$(1,318,422	) (a)	$—	$—	$1,406,858	1,406,858	$7,015	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Pioneer Natural Resources Co.	109	07/01/22	USD	290.00	USD	2,432	$(545)

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Valero Energy Corp.	124	07/08/22	USD	124.00	USD	1,318	$(1,736)
Arc Resources Ltd.	521	07/15/22	CAD	18.00	CAD	846	(6,678)
Arc Resources Ltd.	102	07/15/22	CAD	21.50	CAD	166	(317)
Canadian Natural Resources Limited	192	07/15/22	CAD	84.00	CAD	1,328	(970)
Cenovus Energy Inc.	562	07/15/22	CAD	26.50	CAD	1,376	(17,246)
Cheniere Energy, Inc.	108	07/15/22	USD	145.00	USD	1,437	(9,180)
Darling Ingredients, Inc.	20	07/15/22	USD	85.00	USD	120	(300)
Exxon Mobil Corp.	879	07/15/22	USD	100.00	USD	7,528	(9,669)
HESS Corp.	190	07/15/22	USD	130.00	USD	2,013	(8,550)
Kosmos Energy Ltd.	311	07/15/22	USD	9.00	USD	193	(172)
Marathon Petroleum Corp.	40	07/15/22	USD	100.00	USD	329	(460)
Ovintiv Inc.	214	07/15/22	USD	55.00	USD	946	(4,280)
Patterson-UTI Energy, Inc.	58	07/15/22	USD	20.00	USD	91	(870)
Patterson-UTI Energy, Inc.	140	07/15/22	USD	19.00	USD	221	(3,500)
Phillips 66	192	07/15/22	USD	105.00	USD	1,574	(1,440)
Shell PLC, ADR	325	07/15/22	USD	57.50	USD	1,699	(7,313)
Shell PLC, ADR	724	07/15/22	USD	60.00	USD	3,786	(5,430)
Tourmaline Oil Corp.	272	07/15/22	CAD	68.50	CAD	1,820	(45,326)
Williams Cos., Inc.	234	07/15/22	USD	32.00	USD	730	(12,285)
ConocoPhillips	384	07/22/22	USD	127.00	USD	3,449	(14,592)
Devon Energy Corp.	59	07/22/22	USD	83.00	USD	325	(826)
EOG Resources, Inc.	143	07/22/22	USD	153.20	USD	1,579	(5,005)
Exxon Mobil Corp.	4	07/22/22	USD	105.00	USD	34	(46)
Exxon Mobil Corp.	387	07/22/22	USD	109.00	USD	3,314	(3,096)
Marathon Petroleum Corp.	411	07/22/22	USD	120.00	USD	3,379	(6,576)
Valero Energy Corp.	137	07/22/22	USD	146.00	USD	1,456	(2,466)
Kosmos Energy Ltd.	310	07/25/22	USD	9.10	USD	192	(713)
Shell PLC, ADR	802	07/25/22	USD	59.50	USD	4,194	(22,381)
Darling Ingredients, Inc.	76	07/27/22	USD	79.00	USD	454	(471)
Chevron Corp.	193	07/29/22	USD	165.00	USD	2,794	(18,914)
ConocoPhillips	99	07/29/22	USD	127.00	USD	889	(3,267)
ConocoPhillips	100	07/29/22	USD	95.00	USD	898	(26,500)
EOG Resources, Inc.	163	07/29/22	USD	138.20	USD	1,800	(7,743)
Exxon Mobil Corp.	113	07/29/22	USD	95.00	USD	968	(13,051)
Halliburton Co.	346	07/29/22	USD	34.00	USD	1,085	(36,676)
Phillips 66	145	07/29/22	USD	94.00	USD	1,189	(14,500)
Pioneer Natural Resources Co.	99	07/29/22	USD	245.00	USD	2,208	(52,470)
Chevron Corp.	622	08/05/22	USD	155.00	USD	9,005	(217,700)
Conocophillips	371	08/05/22	USD	102.00	USD	3,332	(50,456)
EOG Resources, Inc.	187	08/05/22	USD	130.00	USD	2,065	(28,985)
Exxon Mobil Corp.	700	08/05/22	USD	94.00	USD	5,995	(120,750)
Halliburton Co.	354	08/05/22	USD	35.00	USD	1,110	(35,577)
Hess Corp.	165	08/05/22	USD	114.00	USD	1,748	(66,000)
Marathon Petroleum Corp.	53	08/05/22	USD	94.00	USD	436	(7,314)
Phillips 66	102	08/05/22	USD	90.00	USD	836	(22,440)
Shell PLC, ADR	690	08/05/22	USD	54.50	USD	3,608	(109,954)
Williams Cos., Inc.	408	08/05/22	USD	33.00	USD	1,273	(28,560)
Chevron Corp.	241	08/12/22	USD	155.00	USD	3,489	(97,605)
Halliburton Co.	170	08/12/22	USD	36.44	USD	533	(13,968)
Williams Cos., Inc.	408	08/12/22	USD	33.09	USD	1,273	(31,419)
Arc Resources Ltd.	570	08/19/22	CAD	23.00	CAD	925	(5,092)
Arc Resources Ltd.	102	08/19/22	CAD	21.00	CAD	166	(1,664)
Canadian Natural Resources Limited	298	08/19/22	CAD	82.00	CAD	2,061	(24,309)
Cenovus Energy Inc.	1,196	08/19/22	CAD	31.00	CAD	2,929	(38,095)
Cheniere Energy, Inc.	49	08/19/22	USD	141.35	USD	652	(25,136)
ConocoPhillips	20	08/19/22	USD	105.00	USD	180	(3,190)
Ovintiv Inc.	127	08/19/22	USD	60.00	USD	561	(9,843)
Patterson-UTI Energy, Inc.	253	08/19/22	USD	18.00	USD	399	(20,240)
Phillips 66	21	08/19/22	USD	110.00	USD	172	(735)
Shell PLC, ADR	200	08/19/22	USD	56.50	USD	1,046	(30,132)
Suncor Energy Inc.	336	08/19/22	CAD	49.00	CAD	1,517	(46,464)
Suncor Energy Inc.	579	08/19/22	CAD	52.00	CAD	2,615	(47,680)

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
TC Energy Corp.	523	08/19/22	CAD	72.00	CAD	3,487	$(21,128)
Tourmaline Oil Corp.	210	08/19/22	CAD	74.00	CAD	1,406	(40,949)
Valero Energy Corp.	124	08/19/22	USD	125.00	USD	1,318	(30,628)
Williams Cos., Inc.	28	08/19/22	USD	38.00	USD	87	(280)
Williams Cos., Inc.	453	08/19/22	USD	32.00	USD	1,414	(57,757)
Canadian Natural Resources Limited	284	09/16/22	CAD	75.00	CAD	1,964	(77,773)
Suncor Energy Inc.	579	09/16/22	CAD	52.00	CAD	2,615	(69,721)
TC Energy Corp.	681	09/16/22	CAD	68.00	CAD	4,541	(116,657)

							$(1,863,761)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Santos Ltd.	Morgan Stanley & Co. International PLC	40,600	07/06/22	AUD	8.37	AUD	298	$(43)
Total SA	Morgan Stanley & Co. International PLC	76,000	07/12/22	EUR	54.27	EUR	3,817	(9,685)
Statoil ASA	Morgan Stanley & Co. International PLC	46,200	07/13/22	NOK	371.42	NOK	15,857	(11,538)
Total SA	Goldman Sachs International	28,900	07/19/22	EUR	55.74	EUR	1,452	(3,440)
Santos Ltd.	Morgan Stanley & Co. International PLC	173,800	07/26/22	AUD	9.11	AUD	1,277	(1,508)
Tenaris SA	Goldman Sachs International	49,700	07/27/22	EUR	16.02	EUR	609	(631)
Total SA	UBS AG	16,500	07/27/22	EUR	57.38	EUR	829	(2,256)
Tenaris SA	Goldman Sachs International	68,800	08/02/22	EUR	15.14	EUR	843	(2,528)
Repsol SA	Credit Suisse International	110,500	08/09/22	EUR	14.41	EUR	1,554	(64,012)
Repsol SA	Merrill Lynch International	80,000	08/09/22	EUR	15.75	EUR	1,125	(14,557)
Santos Ltd.	JPMorgan International Bank Ltd.	170,700	08/09/22	AUD	7.90	AUD	1,254	(20,064)
Total SA	JPMorgan International Bank Ltd.	44,500	08/09/22	EUR	50.96	EUR	2,235	(82,863)
Statoil ASA	Morgan Stanley & Co. International PLC	7,500	08/11/22	NOK	369.60	NOK	2,574	(7,029)

								$(220,154)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$3,473,668	$(85,368)	$(2,083,915)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$2,083,915	$—	$—	$—	$2,083,915

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Energy and Resources Trust (BGR)

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options written	$—	$—	$(22,929,880)	$—	$—	$—	$(22,929,880)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$2,067,367	$—	$—	$—	$2,067,367

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$4,301,425
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$2,083,915

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	2,083,915

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,863,761)

Total derivative assets and liabilities subject to an MNA	$—	$220,154

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Credit Suisse International	$64,012	$—	$—	$—	$64,012
Goldman Sachs International	6,599	—	(6,599)	—	—
JPMorgan International Bank Ltd.	102,927	—	—	—	102,927
Merrill Lynch International	14,557	—	—	—	14,557
Morgan Stanley & Co. International PLC	29,803	—	(29,803)	—	—
UBS AG	2,256	—	(2,256)	—	—

	$220,154	$—	$(38,658)	$—	$181,496

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Energy and Resources Trust (BGR)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Energy Equipment & Services	$9,057,993	$4,002,871	$—	$13,060,864
Food Products	1,520,355	—	—	1,520,355
Metals & Mining	—	1,877,608	—	1,877,608
Oil, Gas & Consumable Fuels	295,926,600	40,242,624	160	336,169,384
Short-Term Securities
Money Market Funds	1,406,858	—	—	1,406,858

	$307,911,806	$46,123,103	$160	$354,035,069

Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$(1,584,089)	$(499,826)	$—	$(2,083,915)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2022	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.3%
CH Robinson Worldwide, Inc.	103,481	$10,489,869

Automobiles — 1.5%
General Motors Co. (a)	379,081	12,039,613

Banks — 2.9%
First Citizens BancShares, Inc., Class A	16,390	10,715,454
JPMorgan Chase & Co.	112,011	12,613,559

		23,329,013

Beverages — 1.6%
Monster Beverage Corp. (a)	138,650	12,852,855

Capital Markets — 3.0%
Intercontinental Exchange, Inc.	129,357	12,164,732
Morgan Stanley	160,011	12,170,437

		24,335,169

Chemicals — 3.7%
Axalta Coating Systems Ltd. (a)	319,365	7,061,160
Corteva, Inc.	432,168	23,397,576

		30,458,736

Communications Equipment — 0.9%
Ciena Corp. (a)	163,232	7,459,702

Construction & Engineering — 1.3%
Quanta Services, Inc.	85,268	10,687,491

Consumer Finance — 0.8%
Capital One Financial Corp.	66,550	6,933,845

Containers & Packaging — 1.4%
Sealed Air Corp.	194,320	11,216,150

Diversified Financial Services — 2.6%
Berkshire Hathaway, Inc., Class B (a)	76,398	20,858,182

Entertainment — 1.2%
World Wrestling Entertainment, Inc., Class A	161,754	10,108,007

Food Products — 1.7%
Mondelez International, Inc., Class A	224,520	13,940,447

Health Care Providers & Services — 8.7%
Elevance Health, Inc. (b)	27,125	13,089,982
Humana, Inc.	33,908	15,871,318
Laboratory Corp. of America Holdings	71,215	16,689,947
UnitedHealth Group, Inc.	48,393	24,856,097

		70,507,344

Health Care Technology — 0.7%
Veeva Systems, Inc., Class A (a)	28,996	5,742,368

Hotels, Restaurants & Leisure — 0.7%
Las Vegas Sands Corp. (a)	171,448	5,758,938

Insurance — 3.6%
Progressive Corp.	138,920	16,152,228
Reinsurance Group of America, Inc.	113,740	13,340,565

		29,492,793

Security	Shares	Value

Interactive Media & Services (a) — 6.9%
Alphabet, Inc., Class A (b)	19,639	$42,798,487
Meta Platforms, Inc., Class A	85,039	13,712,539

		56,511,026

Internet & Direct Marketing Retail — 4.3%
Amazon.com, Inc. (a)(b)	327,480	34,781,651

IT Services — 5.8%
Fidelity National Information Services, Inc.	129,701	11,889,691
FleetCor Technologies, Inc. (a)	64,982	13,653,368
Visa, Inc., Class A (b)	110,910	21,837,070

		47,380,129

Life Sciences Tools & Services — 1.7%
Avantor, Inc. (a)	444,900	13,836,390

Machinery — 4.7%
Caterpillar, Inc.	81,880	14,636,869
Fortive Corp.	229,273	12,467,866
Otis Worldwide Corp.	158,447	11,197,449

		38,302,184

Media — 3.9%
Comcast Corp., Class A	622,022	24,408,143
Fox Corp., Class A	219,468	7,058,091

		31,466,234

Multiline Retail — 3.7%
Dollar General Corp.	69,788	17,128,767
Dollar Tree, Inc. (a)	83,172	12,962,356

		30,091,123

Oil, Gas & Consumable Fuels — 4.2%
ConocoPhillips (b)	204,768	18,390,214
EQT Corp.	451,907	15,545,601

		33,935,815

Personal Products — 1.2%
Unilever PLC, ADR	218,168	9,998,639

Pharmaceuticals — 3.9%
Novo Nordisk A/S, ADR	97,913	10,910,446
Sanofi, ADR	414,482	20,736,534

		31,646,980

Real Estate Management & Development — 1.3%
CBRE Group, Inc., Class A (a)	142,154	10,463,956

Road & Rail — 1.8%
Norfolk Southern Corp.	64,100	14,569,289

Semiconductors & Semiconductor Equipment — 4.9%
Analog Devices, Inc.	95,530	13,955,978
Applied Materials, Inc.	119,880	10,906,682
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	179,060	14,638,155

		39,500,815

Software — 6.6%
Microsoft Corp. (b)	210,311	54,014,174

Specialty Retail — 2.4%
Bath & Body Works, Inc.	207,890	5,596,399
Ross Stores, Inc.	195,398	13,722,801

		19,319,200

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 4.5%
Apple, Inc. (b)	269,018	$36,780,141

Total Long-Term Investments — 99.4% (Cost: $619,870,762)		808,808,268

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (c)(d)	9,203,965	9,203,965

Total Short-Term Securities — 1.1% (Cost: $9,203,965)		9,203,965

Total Investments Before Options Written — 100.5% (Cost: $629,074,727)		818,012,233

Options Written — (1.0)% (Premiums Received: $(11,579,401))		(8,671,931)

Total Investments, Net of Options Written — 99.5% (Cost: $617,495,326)		809,340,302

Other Assets Less Liabilities — 0.5%		4,260,591

Net Assets — 100.0%		$813,600,893

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Affiliate of the Trust.
(d)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$10,297,753	$—	$(1,093,788	) (a)	$—	$—	$9,203,965	9,203,965	$21,813	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Analog Devices, Inc.	151	07/01/22	USD	175.00	USD	2,206	$(11,325)
Anthem, Inc.	72	07/01/22	USD	505.00	USD	3,475	(14,400)
Fox Corp., Class A	220	07/01/22	USD	35.00	USD	708	(5,500)
UnitedHealth Group, Inc.	118	07/01/22	USD	505.00	USD	6,061	(116,525)
Analog Devices, Inc.	102	07/08/22	USD	165.00	USD	1,490	(10,200)
Anthem, Inc.	23	07/08/22	USD	465.00	USD	1,110	(46,345)
Anthem, Inc.	28	07/08/22	USD	477.50	USD	1,351	(31,080)
Dollar General Corp.	177	07/08/22	USD	240.00	USD	4,344	(130,095)
Dollar Tree, Inc.	153	07/08/22	USD	160.00	USD	2,385	(22,261)
Humana, Inc.	107	07/08/22	USD	440.00	USD	5,008	(309,230)
Monster Beverage Corp.	222	07/08/22	USD	92.00	USD	2,058	(43,290)
Norfolk Southern Corp.	216	07/08/22	USD	255.00	USD	4,909	(46,440)
UnitedHealth Group, Inc.	165	07/08/22	USD	515.00	USD	8,475	(136,125)
Alphabet Inc., Class A	77	07/15/22	USD	2,425.00	USD	16,780	(62,370)
Amazon.com, Inc.	240	07/15/22	USD	125.00	USD	2,549	(4,320)

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Amount Notional (000)		Value
Call (continued)
Amazon.com, Inc.	180	07/15/22	USD	117.00	USD	1,912	$(13,410)
Analog Devices, Inc.	27	07/15/22	USD	152.50	USD	394	(4,928)
Anthem, Inc.	24	07/15/22	USD	480.00	USD	1,158	(30,120)
Apple, Inc.	57	07/15/22	USD	150.00	USD	779	(1,881)
Apple, Inc.	110	07/15/22	USD	155.00	USD	1,504	(1,375)
Avantor, Inc.	348	07/15/22	USD	31.25	USD	1,082	(26,482)
Axalta Coating Systems Ltd.	423	07/15/22	USD	27.00	USD	935	(16,920)
C.H. Robinson Worldwide, Inc.	103	07/15/22	USD	105.00	USD	1,044	(11,845)
Capital One Financial Corp.	94	07/15/22	USD	120.00	USD	979	(2,350)
Caterpillar, Inc.	136	07/15/22	USD	220.00	USD	2,431	(1,156)
CBRE Group, Inc., Class A	430	07/15/22	USD	75.00	USD	3,165	(58,050)
Ciena Corp.	230	07/15/22	USD	55.00	USD	1,051	(1,150)
Ciena Corp.	275	07/15/22	USD	50.00	USD	1,257	(4,813)
Comcast Corp., Class A	140	07/15/22	USD	40.00	USD	549	(7,140)
Dollar Tree, Inc.	127	07/15/22	USD	175.00	USD	1,979	(2,731)
EQT Corp.	806	07/15/22	USD	40.00	USD	2,773	(32,240)
Facebook, Inc., Class A	91	07/15/22	USD	215.00	USD	1,467	(910)
Fidelity National Information Services, Inc.	113	07/15/22	USD	110.00	USD	1,036	(4,520)
Fidelity National Information Services, Inc.	307	07/15/22	USD	105.00	USD	2,814	(9,210)
First Citizens BancShares, Inc., Class A	37	07/15/22	USD	690.00	USD	2,419	(19,332)
Fortive Corp.	814	07/15/22	USD	58.50	USD	4,427	(19,019)
Fox Corp., Class A	512	07/15/22	USD	36.00	USD	1,647	(5,120)
General Motors Co.	294	07/15/22	USD	39.00	USD	934	(1,176)
Humana, Inc.	108	07/15/22	USD	445.00	USD	5,055	(295,380)
Humana, Inc.	3	07/15/22	USD	465.00	USD	140	(4,395)
Intercontinental Exchange, Inc.	477	07/15/22	USD	105.00	USD	4,486	(3,578)
Laboratory Corp. of America Holdings	197	07/15/22	USD	253.00	USD	4,617	(13,932)
Laboratory Corp. of America Holdings	54	07/15/22	USD	250.00	USD	1,266	(5,400)
Las Vegas Sands Corp.	406	07/15/22	USD	36.00	USD	1,364	(32,277)
Microsoft Corp.	259	07/15/22	USD	280.00	USD	6,652	(15,799)
Monster Beverage Corp.	108	07/15/22	USD	92.50	USD	1,001	(26,190)
Novo Nordisk A/S	636	07/15/22	USD	105.00	USD	7,087	(461,100)
Otis Worldwide Corp.	435	07/15/22	USD	73.05	USD	3,074	(36,588)
Progressive Corp.	684	07/15/22	USD	115.00	USD	7,953	(232,560)
Quanta Services, Inc.	306	07/15/22	USD	120.50	USD	3,835	(216,156)
Reinsurance Group of America, Inc.	249	07/15/22	USD	125.00	USD	2,921	(99,600)
Ross Stores, Inc.	22	07/15/22	USD	95.00	USD	155	(110)
Sanofi, ADR	740	07/15/22	USD	55.00	USD	3,702	(9,250)
Sanofi, ADR	165	07/15/22	USD	57.50	USD	825	(12,375)
Sealed Air Corp.	241	07/15/22	USD	65.00	USD	1,391	(4,820)
Sealed Air Corp.	232	07/15/22	USD	61.37	USD	1,339	(8,879)
Unilever PLC, ADR	161	07/15/22	USD	48.00	USD	738	(3,131)
Unilever PLC, ADR	57	07/15/22	USD	47.51	USD	261	(1,601)
Veeva Systems, Inc., Class A	122	07/15/22	USD	190.00	USD	2,416	(147,010)
Visa, Inc., Class A	149	07/15/22	USD	215.00	USD	2,934	(6,482)
Visa, Inc., Class A	55	07/15/22	USD	202.50	USD	1,083	(16,362)
World Wrestling Entertainment, Inc., Class A	420	07/15/22	USD	65.00	USD	2,625	(39,900)
Alphabet Inc., Class A	10	07/22/22	USD	2,520.00	USD	2,179	(7,500)
Alphabet Inc., Class A	40	07/22/22	USD	2,375.00	USD	8,717	(92,800)
Amazon.com, Inc.	234	07/22/22	USD	120.00	USD	2,485	(19,071)
Analog Devices, Inc.	102	07/22/22	USD	160.00	USD	1,490	(8,415)
Anthem, Inc.	29	07/22/22	USD	485.00	USD	1,399	(42,775)
Apple, Inc.	396	07/22/22	USD	155.00	USD	5,414	(10,494)
Capital One Financial Corp.	94	07/22/22	USD	114.00	USD	979	(13,160)
Comcast Corp., Class A	343	07/22/22	USD	44.00	USD	1,346	(1,887)
ConocoPhillips	212	07/22/22	USD	127.00	USD	1,904	(8,056)
Dollar Tree, Inc.	153	07/22/22	USD	165.00	USD	2,385	(29,376)
Facebook, Inc., Class A	231	07/22/22	USD	180.00	USD	3,725	(53,592)
Humana, Inc.	2	07/22/22	USD	475.00	USD	94	(2,170)
JPMorgan Chase & Co.	121	07/22/22	USD	130.00	USD	1,363	(1,089)
Las Vegas Sands Corp.	116	07/22/22	USD	34.00	USD	390	(22,040)
Microsoft Corp.	336	07/22/22	USD	285.00	USD	8,629	(25,200)

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Morgan Stanley	436	07/22/22	USD	86.00	USD	3,316	$(13,298)
Norfolk Southern Corp.	110	07/22/22	USD	245.00	USD	2,500	(16,225)
UnitedHealth Group, Inc.	31	07/22/22	USD	505.00	USD	1,592	(69,130)
Visa, Inc., Class A	38	07/22/22	USD	225.00	USD	748	(931)
Visa, Inc., Class A	38	07/22/22	USD	205.00	USD	748	(12,046)
EQT Corp.	805	07/26/22	USD	39.50	USD	2,769	(119,140)
World Wrestling Entertainment, Inc., Class A	368	07/28/22	USD	66.00	USD	2,300	(52,794)
Apple, Inc.	109	07/29/22	USD	140.00	USD	1,490	(49,867)
Apple, Inc.	103	07/29/22	USD	145.00	USD	1,408	(27,552)
Applied Materials, Inc.	197	07/29/22	USD	108.00	USD	1,792	(10,540)
Berkshire Hathaway, Inc., Class B	293	07/29/22	USD	280.00	USD	7,999	(133,315)
Ciena Corp.	293	07/29/22	USD	53.00	USD	1,339	(6,868)
Comcast Corp., Class A	625	07/29/22	USD	43.00	USD	2,453	(26,250)
ConocoPhillips	373	07/29/22	USD	127.00	USD	3,350	(12,309)
ConocoPhillips	186	07/29/22	USD	95.00	USD	1,670	(49,290)
Dollar General Corp.	61	07/29/22	USD	250.00	USD	1,497	(35,685)
Fox Corp., Class A	694	07/29/22	USD	34.00	USD	2,232	(31,230)
General Motors Co.	322	07/29/22	USD	37.00	USD	1,023	(11,270)
JPMorgan Chase & Co.	82	07/29/22	USD	125.00	USD	923	(3,813)
Microsoft Corp.	181	07/29/22	USD	265.00	USD	4,649	(137,560)
Mondelez International, Inc., Class A	204	07/29/22	USD	63.00	USD	1,267	(27,540)
Monster Beverage Corp.	224	07/29/22	USD	94.00	USD	2,076	(57,680)
Morgan Stanley	139	07/29/22	USD	77.00	USD	1,057	(39,337)
Ross Stores, Inc.	187	07/29/22	USD	86.00	USD	1,313	(19,635)
Visa, Inc., Class A	76	07/29/22	USD	210.00	USD	1,496	(24,624)
Analog Devices, Inc.	76	08/05/22	USD	155.00	USD	1,110	(22,800)
Apple, Inc.	318	08/05/22	USD	150.00	USD	4,348	(61,692)
Applied Materials, Inc.	390	08/05/22	USD	103.00	USD	3,548	(55,380)
Bath & Body Works, Inc.	230	08/05/22	USD	33.00	USD	619	(7,475)
Bath & Body Works, Inc.	185	08/05/22	USD	32.00	USD	498	(8,788)
Berkshire Hathaway, Inc., Class B	203	08/05/22	USD	280.00	USD	5,542	(115,202)
Capital One Financial Corp.	244	08/05/22	USD	115.00	USD	2,542	(50,020)
Caterpillar, Inc.	191	08/05/22	USD	195.00	USD	3,414	(53,002)
Comcast Corp., Class A	659	08/05/22	USD	41.00	USD	2,586	(51,072)
Conocophillips	559	08/05/22	USD	102.00	USD	5,020	(76,024)
Dollar General Corp.	44	08/05/22	USD	260.00	USD	1,080	(14,520)
Dollar Tree, Inc.	107	08/05/22	USD	170.00	USD	1,668	(21,881)
General Motors Co.	710	08/05/22	USD	37.00	USD	2,255	(31,595)
JPMorgan Chase & Co.	172	08/05/22	USD	121.00	USD	1,937	(22,962)
Las Vegas Sands Corp.	406	08/05/22	USD	37.00	USD	1,364	(55,825)
Microsoft Corp.	182	08/05/22	USD	265.00	USD	4,674	(144,235)
Mondelez International, Inc., Class A	294	08/05/22	USD	63.00	USD	1,825	(43,365)
Norfolk Southern Corp.	90	08/05/22	USD	240.00	USD	2,046	(36,450)
Ross Stores, Inc.	108	08/05/22	USD	83.00	USD	758	(4,590)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	15	08/05/22	USD	93.00	USD	123	(893)
Visa, Inc., Class A	39	08/05/22	USD	210.00	USD	768	(14,723)
Visa, Inc., Class A	48	08/05/22	USD	205.00	USD	945	(26,160)
Apple, Inc.	218	08/12/22	USD	147.68	USD	2,980	(64,576)
Applied Materials, Inc.	192	08/12/22	USD	104.73	USD	1,747	(33,663)
Comcast Corp., Class A	303	08/12/22	USD	40.22	USD	1,189	(36,688)
Intercontinental Exchange, Inc.	363	08/12/22	USD	101.00	USD	3,414	(50,012)
JPMorgan Chase & Co.	181	08/12/22	USD	119.97	USD	2,038	(33,894)
Otis Worldwide Corp.	430	08/12/22	USD	79.00	USD	3,039	(21,349)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	235	08/12/22	USD	91.14	USD	1,921	(25,383)
Apple, Inc.	334	08/19/22	USD	160.00	USD	4,566	(29,058)
Apple, Inc.	103	08/19/22	USD	150.00	USD	1,408	(25,492)
Avantor, Inc.	1,110	08/19/22	USD	32.50	USD	3,452	(130,425)
CBRE Group, Inc., Class A	494	08/19/22	USD	72.21	USD	3,636	(238,379)
Ciena Corp.	263	08/19/22	USD	50.00	USD	1,202	(26,957)
Comcast Corp., Class A	417	08/19/22	USD	42.50	USD	1,636	(24,603)
Corteva, Inc.	322	08/19/22	USD	60.00	USD	1,743	(25,760)
EQT Corp.	197	08/19/22	USD	46.00	USD	678	(12,805)

44	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Facebook, Inc., Class A	231	08/19/22	USD	195.00	USD	3,725	$(90,667)
Fidelity National Information Services, Inc.	116	08/19/22	USD	100.00	USD	1,063	(23,490)
Fidelity National Information Services, Inc.	307	08/19/22	USD	105.00	USD	2,814	(32,235)
First Citizens BancShares, Inc., Class A	28	08/19/22	USD	660.00	USD	1,831	(95,200)
FleetCor Technologies, Inc.	422	08/19/22	USD	230.00	USD	8,867	(202,560)
Fortive Corp.	676	08/19/22	USD	56.00	USD	3,676	(128,868)
General Motors Co.	190	08/19/22	USD	37.00	USD	603	(13,205)
JPMorgan Chase & Co.	172	08/19/22	USD	123.50	USD	1,937	(23,050)
Laboratory Corp. of America Holdings	211	08/19/22	USD	230.00	USD	4,945	(289,070)
Las Vegas Sands Corp.	186	08/19/22	USD	36.00	USD	625	(38,874)
Microsoft Corp.	409	08/19/22	USD	270.00	USD	10,504	(293,457)
Mondelez International, Inc., Class A	400	08/19/22	USD	65.00	USD	2,484	(39,000)
Morgan Stanley	465	08/19/22	USD	80.00	USD	3,537	(107,880)
Otis Worldwide Corp.	164	08/19/22	USD	72.18	USD	1,159	(41,737)
Progressive Corp.	218	08/19/22	USD	115.00	USD	2,535	(124,260)
Quanta Services, Inc.	292	08/19/22	USD	130.00	USD	3,660	(173,740)
Ross Stores, Inc.	73	08/19/22	USD	85.00	USD	513	(5,110)
Sanofi, ADR	752	08/19/22	USD	51.25	USD	3,762	(112,944)
Sealed Air Corp.	786	08/19/22	USD	61.37	USD	4,537	(112,064)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	108	08/19/22	USD	95.00	USD	883	(7,452)
Unilever PLC, ADR	654	08/19/22	USD	45.00	USD	2,997	(132,435)
Veeva Systems, Inc., Class A	66	08/19/22	USD	195.00	USD	1,307	(97,680)
World Wrestling Entertainment, Inc., Class A	263	08/19/22	USD	65.00	USD	1,643	(69,037)
Corteva, Inc.	1,406	09/16/22	USD	55.00	USD	7,612	(421,800)

							$(8,657,326)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Axalta Coating Systems Ltd.	Barclays Bank PLC	14,300	07/22/22	USD	24.20	USD	316	$(3,538)
Axalta Coating Systems Ltd.	Goldman Sachs International	71,100	08/19/22	USD	28.89	USD	1,572	(11,067)

								$(14,605)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$4,642,455	$(1,734,985)	$(8,671,931)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$8,671,931	$—	$—	$—	$8,671,931

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options written	$—	$—	$21,229,943	$—	$—	$—	$21,229,943

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$3,506,035	$—	$—	$—	$3,506,035

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$11,545,012
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$8,671,931

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	8,671,931

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(8,657,326)

Total derivative assets and liabilities subject to an MNA	$—	$14,605

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)

Barclays Bank PLC	$3,538	$—	$—	$—	$3,538
Goldman Sachs International	11,067	—	—	—	11,067

	$14,605	$—	$—	$—	$14,605

(a)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

46	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$808,808,268	$—	$—	$808,808,268
Short-Term Securities
Money Market Funds	9,203,965	—	—	9,203,965

	$818,012,233	$—	$—	$818,012,233

Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$(7,230,129)	$(1,441,802)	$—	$(8,671,931)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) June 30, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.1%
Airbus SE	119,371	$11,675,661
BAE Systems PLC	2,527,475	25,588,142
Huntington Ingalls Industries, Inc. (a)	66,700	14,528,594

		51,792,397

Auto Components — 0.6%
Lear Corp. (a)	81,241	10,227,429

Automobiles — 2.0%
General Motors Co. (a)(b)(c)	1,067,062	33,889,889

Banks (a) — 10.6%
Bank of America Corp.	863,441	26,878,918
Citigroup, Inc. (b)	972,863	44,741,970
First Citizens BancShares, Inc., Class A	44,582	29,146,820
JPMorgan Chase & Co.	242,028	27,254,773
Wells Fargo & Co. (b)	1,287,552	50,433,412

		178,455,893

Beverages — 1.4%
Constellation Brands, Inc., Class A (a)	100,759	23,482,893

Capital Markets (a) — 1.6%
Charles Schwab Corp.	235,485	14,877,942
Raymond James Financial, Inc.	145,689	13,026,054

		27,903,996

Chemicals (a) — 1.1%
Corteva, Inc.	—	—
PPG Industries, Inc.	156,624	17,908,388

		17,908,388

Communications Equipment — 2.4%
Cisco Systems, Inc. (a)	963,064	41,065,049

Consumer Finance — 0.6%
Capital One Financial Corp. (a)	91,389	9,521,820

Containers & Packaging — 1.1%
Sealed Air Corp. (a)	319,545	18,444,137

Diversified Financial Services (a) — 1.1%
Apollo Global Management, Inc.	264,444	12,820,245
Equitable Holdings, Inc.	236,746	6,171,968

		18,992,213

Diversified Telecommunication Services — 2.0%
Verizon Communications, Inc. (a)(b)	684,013	34,713,660

Electric Utilities (a) — 1.1%
American Electric Power Co., Inc.	130,469	12,517,196
Edison International	105,809	6,691,361

		19,208,557

Entertainment — 0.6%
Activision Blizzard, Inc.	122,674	9,551,398

Food & Staples Retailing — 0.5%
Walmart, Inc. (a)	68,270	8,300,267

Food Products — 0.5%
Mondelez International, Inc., Class A (a)	140,499	8,723,583

Health Care Equipment & Supplies — 6.2%
Alcon, Inc.	122,865	8,615,482
DENTSPLY SIRONA, Inc. (a)	398,412	14,235,261
Koninklijke Philips NV	976,640	20,947,488

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Medtronic PLC (a)	438,234	$39,331,501
Zimmer Biomet Holdings, Inc. (a)	210,185	22,082,036

		105,211,768

Health Care Providers & Services (a) — 9.9%
AmerisourceBergen Corp.	91,906	13,002,861
Cigna Corp.	111,914	29,491,577
Elevance Health, Inc.	97,605	47,102,221
Humana, Inc.	93,828	43,918,072
Laboratory Corp. of America Holdings	145,285	34,048,993

		167,563,724

Household Durables — 1.9%
Newell Brands, Inc. (a)	842,181	16,035,126
Panasonic Holdings Corp.	1,969,100	15,898,879

		31,934,005

Industrial Conglomerates — 1.4%
General Electric Co. (a)	100,304	6,386,356
Siemens AG, Registered Shares	165,312	16,993,494

		23,379,850

Insurance — 6.4%
Allstate Corp. (a)	81,223	10,293,391
American International Group, Inc. (a)	625,824	31,998,381
Fidelity National Financial, Inc. (a)	515,981	19,070,658
MetLife, Inc. (a)	79,586	4,997,205
Prudential PLC	945,693	11,763,694
Willis Towers Watson PLC (a)	153,685	30,335,882

		108,459,211

IT Services (a) — 6.3%
Cognizant Technology Solutions Corp., Class A	451,681	30,483,951
Fidelity National Information Services, Inc.	369,582	33,879,582
SS&C Technologies Holdings, Inc.	460,206	26,724,162
Visa, Inc., Class A	81,548	16,055,986

		107,143,681

Machinery — 1.0%
Komatsu Ltd.	750,200	16,704,823

Media (a) — 2.7%
Comcast Corp., Class A	728,217	28,575,235
Fox Corp., Class A	552,557	17,770,233

		46,345,468

Multiline Retail — 1.4%
Dollar General Corp. (a)	96,316	23,639,799

Multi-Utilities (a) — 2.0%
Public Service Enterprise Group, Inc.	259,296	16,408,251
Sempra Energy	119,531	17,961,923

		34,370,174

Oil, Gas & Consumable Fuels — 8.3%
BP PLC, ADR	8,946,829	42,009,789
ConocoPhillips (a)(b)	234,254	21,038,352
Enterprise Products Partners LP (a)	1,644,702	40,081,387
EQT Corp. (a)	624,923	21,497,351
Hess Corp. (a)	149,016	15,786,755

		140,413,634

Personal Products — 2.0%
Unilever PLC, ADR (a)	723,046	33,137,198

Pharmaceuticals — 6.3%
AstraZeneca PLC	292,855	38,633,939

48	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Bayer AG, Registered Shares	524,286	$31,308,449
Sanofi	360,681	36,373,245

		106,315,633

Professional Services — 1.4%
Leidos Holdings, Inc. (a)(b)	227,685	22,930,156

Road & Rail — 1.0%
Union Pacific Corp. (a)	83,021	17,706,719

Semiconductors & Semiconductor Equipment — 0.5%
Analog Devices, Inc. (a)	57,723	8,432,753

Software — 2.6%
CDK Global, Inc.	395,139	21,641,763
Microsoft Corp. (a)	85,822	22,041,664

		43,683,427

Specialty Retail — 1.3%
Ross Stores, Inc. (a)	302,775	21,263,888

Technology Hardware, Storage & Peripherals — 0.8%
Samsung Electronics Co. Ltd., GDR, Registered Shares (d)	12,124	13,200,300

Textiles, Apparel & Luxury Goods — 0.2%
Ralph Lauren Corp., Class A (a)	47,393	4,248,782

Tobacco — 1.0%
Altria Group, Inc. (a)	383,570	16,021,719
British American Tobacco PLC	7,422	318,138

		16,339,857

Wireless Telecommunication Services — 1.0%
Rogers Communications, Inc., Class B	346,658	16,611,145

Total Long-Term Investments — 95.9% (Cost: $1,464,188,211)		1,621,217,564

Security	Shares	Value

Short-Term Securities

Money Market Funds — 4.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (e)(f)	82,052,911	$82,052,911

Total Short-Term Securities — 4.9% (Cost: $82,052,911)		82,052,911

Total Investments Before Options Written — 100.8% (Cost: $1,546,241,122)		1,703,270,475

Options Written — (1.0)% (Premiums Received: $(21,753,162))		(15,848,170)

Total Investments, Net of Options Written — 99.8% (Cost: $1,524,487,960)		1,687,422,305

Other Assets Less Liabilities — 0.2%		3,229,379

Net Assets — 100.0%		$1,690,651,684

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$62,262,015	$19,790,896	(a)	$—	$—	$—	$82,052,911	82,052,911	$118,850		$—
SL Liquidity Series, LLC, Money Market Series (b)	—	0	(a)	—	—	—	—	—	10	(c)	—

					$—	$—	$82,052,911		$118,860		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
AmerisourceBergen Corp.	257	07/01/22	USD	160.00	USD	3,636	$(6,425)
Cigna Corp.	69	07/01/22	USD	265.00	USD	1,818	(11,213)
Constellation Brands, Inc., Class A	216	07/01/22	USD	250.00	USD	5,034	(1,080)
Fox Corp., Class A	1,223	07/01/22	USD	35.00	USD	3,933	(30,575)
SS&C Technologies Holdings, Inc.	738	07/01/22	USD	64.00	USD	4,286	—
American International Group, Inc.	625	07/08/22	USD	62.00	USD	3,196	(134,375)
Analog Devices, Inc.	82	07/08/22	USD	165.00	USD	1,198	(8,200)
Anthem, Inc.	84	07/08/22	USD	465.00	USD	4,054	(169,260)
Anthem, Inc.	111	07/08/22	USD	477.50	USD	5,357	(123,210)
Cigna Corp.	109	07/08/22	USD	260.00	USD	2,872	(75,210)
Dollar General Corp.	119	07/08/22	USD	240.00	USD	2,921	(87,465)
Humana, Inc.	112	07/08/22	USD	440.00	USD	5,242	(323,680)
PPG Industries, Inc.	372	07/08/22	USD	130.00	USD	4,253	(16,740)
Ross Stores, Inc.	114	07/08/22	USD	89.00	USD	801	(7,980)
Allstate Corp.	148	07/15/22	USD	135.00	USD	1,876	(3,700)
Allstate Corp.	149	07/15/22	USD	125.00	USD	1,888	(55,130)
American Electric Power Co., Inc.	177	07/15/22	USD	100.00	USD	1,698	(5,310)
American International Group, Inc.	429	07/15/22	USD	54.00	USD	2,193	(19,305)
AmerisourceBergen Corp.	125	07/15/22	USD	150.00	USD	1,769	(5,625)
Analog Devices, Inc.	154	07/15/22	USD	152.50	USD	2,250	(28,105)
Anthem, Inc.	84	07/15/22	USD	480.00	USD	4,054	(105,420)
Apollo Global Management, Inc.	239	07/15/22	USD	57.50	USD	1,159	(7,170)
Capital One Financial Corp.	98	07/15/22	USD	120.00	USD	1,021	(2,450)
Charles Schwab Corp.	540	07/15/22	USD	66.00	USD	3,412	(48,600)
Cigna Corp.	274	07/15/22	USD	260.00	USD	7,220	(245,230)
Cigna Corp.	166	07/15/22	USD	270.00	USD	4,374	(67,230)
Citigroup, Inc.	861	07/15/22	USD	50.00	USD	3,960	(24,108)
Constellation Brands, Inc., Class A	141	07/15/22	USD	255.00	USD	3,286	(5,640)
Dentsply Sirona, Inc.	1,212	07/15/22	USD	40.00	USD	4,330	(293,910)
Edison International	290	07/15/22	USD	65.00	USD	1,834	(13,050)
EQT Corp.	201	07/15/22	USD	40.00	USD	691	(8,040)
Fidelity National Financial, Inc.	1,418	07/15/22	USD	40.00	USD	5,241	(17,725)
Fidelity National Information Services, Inc.	519	07/15/22	USD	110.00	USD	4,758	(20,760)
Fidelity National Information Services, Inc.	170	07/15/22	USD	105.00	USD	1,558	(5,100)
First Citizens BancShares, Inc., Class A	106	07/15/22	USD	690.00	USD	6,930	(55,385)
Fox Corp., Class A	929	07/15/22	USD	36.00	USD	2,988	(9,290)
General Motors Co.	1,287	07/15/22	USD	39.00	USD	4,088	(5,148)
Humana, Inc.	112	07/15/22	USD	445.00	USD	5,242	(306,320)
Humana, Inc.	145	07/15/22	USD	465.00	USD	6,787	(212,425)
Huntington Ingalls Industries, Inc.	247	07/15/22	USD	210.00	USD	5,380	(242,060)
Laboratory Corp. of America Holdings	342	07/15/22	USD	253.00	USD	8,015	(24,186)
Lear Corp.	241	07/15/22	USD	142.00	USD	3,034	(17,292)
Leidos Holdings, Inc.	362	07/15/22	USD	100.00	USD	3,646	(95,025)
Microsoft Corp.	146	07/15/22	USD	280.00	USD	3,750	(8,906)
Newell Brands, Inc.	1,180	07/15/22	USD	22.00	USD	2,247	(11,800)
Newell Brands, Inc.	949	07/15/22	USD	23.00	USD	1,807	(9,490)
PPG Industries, Inc.	175	07/15/22	USD	118.00	USD	2,001	(35,875)
PPG Industries, Inc.	175	07/15/22	USD	120.00	USD	2,001	(22,313)
Public Service Enterprise Group, Inc.	412	07/15/22	USD	60.00	USD	2,607	(144,200)
Ralph Lauren Corp., Class A	131	07/15/22	USD	100.00	USD	1,174	(6,878)
Raymond James Financial, Inc.	315	07/15/22	USD	100.00	USD	2,816	(22,837)
Rogers Communications Inc., Class B	693	07/15/22	CAD	66.00	CAD	4,274	(6,999)
Ross Stores, Inc.	248	07/15/22	USD	95.00	USD	1,742	(1,240)
Sealed Air Corp.	633	07/15/22	USD	65.00	USD	3,654	(12,660)
Sealed Air Corp.	147	07/15/22	USD	61.37	USD	848	(5,626)
Sempra Energy	270	07/15/22	USD	165.00	USD	4,057	(9,450)
Sempra Energy	270	07/15/22	USD	155.00	USD	4,057	(22,950)
SS&C Technologies Holdings, Inc.	370	07/15/22	USD	70.00	USD	2,149	(16,650)
Unilever PLC, ADR	1,051	07/15/22	USD	48.00	USD	4,817	(20,438)
Unilever PLC, ADR	435	07/15/22	USD	47.51	USD	1,994	(12,220)

50	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Union Pacific Corp.	221	07/15/22	USD	225.00	USD	4,713	$(18,233)
Verizon Communications, Inc.	819	07/15/22	USD	52.50	USD	4,156	(13,923)
Verizon Communications, Inc.	483	07/15/22	USD	50.50	USD	2,451	(37,674)
Visa, Inc., Class A	76	07/15/22	USD	215.00	USD	1,496	(3,306)
Visa, Inc., Class A	29	07/15/22	USD	202.50	USD	571	(8,628)
Willis Towers Watson PLC	322	07/15/22	USD	220.00	USD	6,356	(83,720)
Zimmer Biomet Holdings, Inc.	596	07/15/22	USD	115.00	USD	6,262	(16,390)
American International Group, Inc.	1,177	07/22/22	USD	59.00	USD	6,018	(23,540)
Analog Devices, Inc.	83	07/22/22	USD	160.00	USD	1,213	(6,848)
Anthem, Inc.	111	07/22/22	USD	485.00	USD	5,357	(163,725)
Apollo Global Management, Inc.	360	07/22/22	USD	56.00	USD	1,745	(9,900)
Capital One Financial Corp.	94	07/22/22	USD	114.00	USD	979	(13,160)
Charles Schwab Corp.	377	07/22/22	USD	70.00	USD	2,382	(21,112)
Cisco Systems, Inc.	696	07/22/22	USD	47.00	USD	2,968	(4,176)
Cisco Systems, Inc.	725	07/22/22	USD	45.00	USD	3,091	(15,950)
Citigroup, Inc.	632	07/22/22	USD	51.00	USD	2,907	(18,328)
Comcast Corp., Class A	328	07/22/22	USD	44.00	USD	1,287	(1,804)
ConocoPhillips	512	07/22/22	USD	127.00	USD	4,598	(19,456)
Constellation Brands, Inc., Class A	244	07/22/22	USD	240.00	USD	5,687	(82,960)
Hess Corp.	305	07/22/22	USD	136.00	USD	3,231	(9,913)
Humana, Inc.	147	07/22/22	USD	475.00	USD	6,881	(159,495)
JPMorgan Chase & Co.	385	07/22/22	USD	130.00	USD	4,335	(3,465)
Medtronic PLC	742	07/22/22	USD	99.00	USD	6,659	(26,712)
MetLife, Inc.	352	07/22/22	USD	65.00	USD	2,210	(36,080)
Microsoft Corp.	18	07/22/22	USD	285.00	USD	462	(1,350)
Mondelez International, Inc., Class A	382	07/22/22	USD	64.00	USD	2,372	(21,010)
Verizon Communications, Inc.	409	07/22/22	USD	51.00	USD	2,076	(32,106)
Visa, Inc., Class A	40	07/22/22	USD	225.00	USD	788	(980)
Visa, Inc., Class A	68	07/22/22	USD	205.00	USD	1,339	(21,556)
Wells Fargo & Co.	1,795	07/22/22	USD	47.00	USD	7,031	(8,975)
EQT Corp.	201	07/26/22	USD	39.50	USD	691	(29,748)
American Electric Power Co., Inc.	282	07/28/22	USD	93.00	USD	2,706	(117,557)
Huntington Ingalls Industries, Inc.	119	07/28/22	USD	211.00	USD	2,592	(133,075)
Leidos Holdings, Inc.	362	07/28/22	USD	100.00	USD	3,646	(135,805)
American International Group, Inc.	1,211	07/29/22	USD	55.00	USD	6,192	(87,797)
AmerisourceBergen Corp.	62	07/29/22	USD	150.00	USD	877	(8,215)
AmerisourceBergen Corp.	61	07/29/22	USD	155.00	USD	863	(3,813)
Apollo Global Management, Inc.	309	07/29/22	USD	55.00	USD	1,498	(18,540)
Bank of America Corp.	1,591	07/29/22	USD	35.00	USD	4,953	(34,206)
Cisco Systems, Inc.	1,537	07/29/22	USD	45.00	USD	6,554	(52,258)
Citigroup, Inc.	1,260	07/29/22	USD	48.00	USD	5,795	(145,530)
Cognizant Technology Solutions Corp., Class A	1,159	07/29/22	USD	69.08	USD	7,822	(194,720)
Comcast Corp., Class A	913	07/29/22	USD	43.00	USD	3,583	(38,346)
ConocoPhillips	276	07/29/22	USD	127.00	USD	2,479	(9,108)
ConocoPhillips	153	07/29/22	USD	95.00	USD	1,374	(40,545)
Dollar General Corp.	209	07/29/22	USD	250.00	USD	5,130	(122,265)
Fox Corp., Class A	887	07/29/22	USD	34.00	USD	2,853	(39,915)
General Electric	137	07/29/22	USD	69.00	USD	872	(16,920)
General Motors Co.	57	07/29/22	USD	37.00	USD	181	(1,995)
JPMorgan Chase & Co.	88	07/29/22	USD	125.00	USD	991	(4,092)
Medtronic PLC	218	07/29/22	USD	95.00	USD	1,957	(12,426)
Medtronic PLC	1,114	07/29/22	USD	90.00	USD	9,998	(239,510)
MetLife, Inc.	155	07/29/22	USD	63.00	USD	973	(34,100)
Microsoft Corp.	137	07/29/22	USD	265.00	USD	3,519	(104,120)
Mondelez International, Inc., Class A	272	07/29/22	USD	63.00	USD	1,689	(36,720)
Ross Stores, Inc.	323	07/29/22	USD	86.00	USD	2,268	(33,915)
Union Pacific Corp.	117	07/29/22	USD	220.00	USD	2,495	(52,065)
Verizon Communications, Inc.	406	07/29/22	USD	51.00	USD	2,060	(37,149)
Visa, Inc., Class A	132	07/29/22	USD	210.00	USD	2,599	(42,768)
Wells Fargo & Co.	145	07/29/22	USD	43.00	USD	568	(6,960)
Wells Fargo & Co.	1,812	07/29/22	USD	40.00	USD	7,098	(260,022)
Altria Group, Inc.	1,409	08/05/22	USD	46.00	USD	5,885	(46,497)

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Apollo Global Management, Inc.	546	08/05/22	USD	51.00	USD	2,647	$(99,645)
Bank of America Corp.	865	08/05/22	USD	34.00	USD	2,693	(38,925)
Capital One Financial Corp.	310	08/05/22	USD	115.00	USD	3,230	(63,550)
Cisco Systems, Inc.	2,338	08/05/22	USD	46.00	USD	9,969	(59,619)
Citigroup, Inc.	523	08/05/22	USD	51.00	USD	2,405	(25,365)
Comcast Corp., Class A	966	08/05/22	USD	41.00	USD	3,791	(74,865)
Conocophillips	71	08/05/22	USD	102.00	USD	638	(9,656)
Dollar General Corp.	201	08/05/22	USD	260.00	USD	4,933	(66,330)
Enterprise Products Partners LP	2,511	08/05/22	USD	25.00	USD	6,119	(121,783)
General Electric	414	08/05/22	USD	69.00	USD	2,636	(61,272)
General Motors Co.	1,983	08/05/22	USD	37.00	USD	6,298	(88,243)
Hess Corp.	204	08/05/22	USD	114.00	USD	2,161	(81,600)
JPMorgan Chase & Co.	254	08/05/22	USD	121.00	USD	2,860	(33,909)
Medtronic PLC	336	08/05/22	USD	92.00	USD	3,016	(85,680)
Microsoft Corp.	35	08/05/22	USD	270.00	USD	899	(22,925)
Ross Stores, Inc.	511	08/05/22	USD	83.00	USD	3,589	(21,718)
SS&C Technologies Holdings, Inc.	738	08/05/22	USD	65.25	USD	4,286	(23,469)
Union Pacific Corp.	118	08/05/22	USD	220.00	USD	2,517	(57,820)
Verizon Communications, Inc.	964	08/05/22	USD	52.00	USD	4,892	(64,106)
Visa, Inc., Class A	68	08/05/22	USD	210.00	USD	1,339	(25,670)
Visa, Inc., Class A	35	08/05/22	USD	205.00	USD	689	(19,075)
Walmart, Inc.	375	08/05/22	USD	127.00	USD	4,559	(58,500)
Wells Fargo & Co.	1,398	08/05/22	USD	43.00	USD	5,476	(79,686)
Bank of America Corp.	1,252	08/12/22	USD	34.10	USD	3,897	(66,127)
Citigroup, Inc.	1,286	08/12/22	USD	48.72	USD	5,914	(150,070)
Comcast Corp., Class A	788	08/12/22	USD	40.22	USD	3,092	(95,414)
Enterprise Products Partners LP	4,071	08/12/22	USD	25.30	USD	9,921	(176,087)
Hess Corp.	310	08/12/22	USD	121.00	USD	3,284	(95,325)
JPMorgan Chase & Co.	248	08/12/22	USD	119.97	USD	2,793	(46,440)
Microsoft Corp.	87	08/12/22	USD	265.00	USD	2,234	(76,995)
Verizon Communications, Inc.	422	08/12/22	USD	52.00	USD	2,142	(30,806)
Allstate Corp.	149	08/19/22	USD	123.82	USD	1,888	(100,756)
Altria Group, Inc.	700	08/19/22	USD	46.00	USD	2,924	(34,546)
American Electric Power Co., Inc.	360	08/19/22	USD	106.25	USD	3,454	(11,077)
Bank of America Corp.	1,040	08/19/22	USD	35.00	USD	3,238	(43,680)
Charles Schwab Corp.	378	08/19/22	USD	67.50	USD	2,388	(77,490)
Citigroup, Inc.	788	08/19/22	USD	50.00	USD	3,624	(71,708)
Cognizant Technology Solutions Corp., Class A	339	08/19/22	USD	70.00	USD	2,288	(74,580)
Cognizant Technology Solutions Corp., Class A	755	08/19/22	USD	73.00	USD	5,095	(90,499)
Comcast Corp., Class A	1,010	08/19/22	USD	42.50	USD	3,963	(59,590)
ConocoPhillips	276	08/19/22	USD	105.00	USD	2,479	(43,574)
Dentsply Sirona, Inc.	980	08/19/22	USD	36.50	USD	3,502	(184,094)
Edison International	291	08/19/22	USD	62.50	USD	1,840	(76,387)
Enterprise Products Partners LP	2,463	08/19/22	USD	25.00	USD	6,002	(142,854)
EQT Corp.	603	08/19/22	USD	46.00	USD	2,074	(39,195)
Equitable Holdings, Inc.	866	08/19/22	USD	27.50	USD	2,258	(70,137)
Fidelity National Financial, Inc.	1,418	08/19/22	USD	39.42	USD	5,241	(108,707)
Fidelity National Information Services, Inc.	582	08/19/22	USD	100.00	USD	5,335	(117,855)
Fidelity National Information Services, Inc.	170	08/19/22	USD	105.00	USD	1,558	(17,850)
First Citizens BancShares, Inc., Class A	129	08/19/22	USD	660.00	USD	8,434	(438,600)
General Motors Co.	941	08/19/22	USD	37.00	USD	2,989	(65,399)
JPMorgan Chase & Co.	356	08/19/22	USD	123.50	USD	4,009	(47,707)
Laboratory Corp. of America Holdings	199	08/19/22	USD	230.00	USD	4,664	(272,630)
Laboratory Corp. of America Holdings	258	08/19/22	USD	240.00	USD	6,046	(239,940)
Leidos Holdings, Inc.	474	08/19/22	USD	105.00	USD	4,774	(149,310)
Microsoft Corp.	49	08/19/22	USD	270.00	USD	1,258	(35,157)
Mondelez International, Inc., Class A	120	08/19/22	USD	65.00	USD	745	(11,700)
Newell Brands, Inc.	1,132	08/19/22	USD	19.66	USD	2,155	(107,946)
PPG Industries, Inc.	143	08/19/22	USD	135.00	USD	1,635	(11,798)
Public Service Enterprise Group, Inc.	412	08/19/22	USD	60.00	USD	2,607	(181,280)
Ralph Lauren Corp., Class A	129	08/19/22	USD	100.00	USD	1,156	(36,120)
Raymond James Financial, Inc.	486	08/19/22	USD	95.00	USD	4,345	(121,500)

52	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Rogers Communications Inc., Class B	700	08/19/22	CAD	62.00	CAD	4,318	$(106,588)
Ross Stores, Inc.	469	08/19/22	USD	85.00	USD	3,294	(32,830)
Sealed Air Corp.	500	08/19/22	USD	61.37	USD	2,886	(71,287)
Sempra Energy	117	08/19/22	USD	155.00	USD	1,758	(38,025)
SS&C Technologies Holdings, Inc.	358	08/19/22	USD	60.50	USD	2,079	(65,310)
Unilever PLC, ADR	2,490	08/19/22	USD	45.00	USD	11,412	(504,225)
Verizon Communications, Inc.	259	08/19/22	USD	52.50	USD	1,314	(17,742)
Willis Towers Watson PLC	274	08/19/22	USD	200.00	USD	5,408	(213,720)
Zimmer Biomet Holdings, Inc.	560	08/19/22	USD	110.00	USD	5,883	(184,800)
Equitable Holdings, Inc.	80	09/16/22	USD	30.00	USD	209	(3,400)
Newell Brands, Inc.	948	09/16/22	USD	21.00	USD	1,805	(63,990)
Public Service Enterprise Group, Inc.	412	09/16/22	USD	60.00	USD	2,607	(193,640)

							$(12,939,759)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alcon, Inc.	UBS AG	33,400	07/06/22	CHF	73.37	CHF	2,236	$(380)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	107,700	07/06/22	GBP	106.27	GBP	11,672	(371,060)
Samsung Electronics Co. Ltd., Registered Shares, GDR	Goldman Sachs International	4,500	07/06/22	USD	1,345.39	USD	4,899	—
BAE Systems PLC	Morgan Stanley & Co. International PLC	32,700	07/12/22	GBP	7.87	GBP	272	(18,512)
Komatsu Ltd.	Goldman Sachs International	271,200	07/12/22	JPY	3,260.07	JPY	819,352	(11,440)
Panasonic Corp.	Bank of America N.A.	233,000	07/12/22	JPY	1,182.59	JPY	255,253	(6,790)
BP PLC	UBS AG	1,527,100	07/13/22	GBP	4.39	GBP	5,890	(7,308)
Bayer AG, Registered Shares	Goldman Sachs International	75,000	07/19/22	EUR	68.74	EUR	4,274	(3,794)
Koninklijke Philips Electronics NV	Goldman Sachs International	59,100	07/19/22	EUR	24.26	EUR	1,210	(2,554)
Prudential PLC	Barclays Bank PLC	235,700	07/19/22	GBP	10.70	GBP	2,409	(57,222)
BP PLC	Morgan Stanley & Co. International PLC	1,534,600	07/21/22	GBP	4.69	GBP	5,919	(3,947)
Alcon, Inc.	UBS AG	34,500	07/26/22	CHF	75.24	CHF	2,309	(9,449)
BAE Systems PLC	Morgan Stanley & Co. International PLC	378,200	07/26/22	GBP	8.16	GBP	3,145	(133,502)
European Aeronautic Defence and Space Company	Barclays Bank PLC	4,500	07/26/22	EUR	98.77	EUR	420	(8,469)
European Aeronautic Defence and Space Company	UBS AG	25,950	07/26/22	EUR	112.65	EUR	2,422	(4,357)
Komatsu Ltd.	JPMorgan Chase Bank N.A.	36,500	07/26/22	JPY	3,650.40	JPY	110,274	(150)
Panasonic Corp.	Morgan Stanley & Co. International PLC	159,800	07/26/22	JPY	1,249.56	JPY	175,062	(4,039)
AstraZeneca PLC	Goldman Sachs International	51,800	07/27/22	GBP	103.63	GBP	5,614	(392,358)
AstraZeneca PLC	Goldman Sachs International	800	07/27/22	GBP	99.22	GBP	87	(9,640)
Bayer AG, Registered Shares	Credit Suisse International	58,600	07/27/22	EUR	67.53	EUR	3,339	(8,283)
EQT Corp.	Barclays Bank PLC	149,500	07/27/22	USD	43.95	USD	5,143	(36,572)
Willis Towers Watson PLC	Goldman Sachs International	24,900	07/27/22	USD	211.25	USD	4,915	(46,536)
BP PLC	Goldman Sachs International	384,400	07/28/22	GBP	4.52	GBP	1,483	(5,644)
Lear Corp.	Citibank N.A.	28,200	07/28/22	USD	130.57	USD	3,550	(122,685)
BAE Systems PLC	Goldman Sachs International	986,500	08/02/22	GBP	7.93	GBP	8,205	(560,581)
Komatsu Ltd.	Goldman Sachs International	193,000	08/02/22	JPY	3,462.86	JPY	583,093	(6,424)
Koninklijke Philips Electronics NV	Goldman Sachs International	237,600	08/02/22	EUR	24.59	EUR	4,863	(26,435)
Panasonic Corp.	UBS AG	237,800	08/02/22	JPY	1,197.20	JPY	260,511	(11,067)
AstraZeneca PLC	Credit Suisse International	800	08/03/22	GBP	99.13	GBP	87	(10,246)
Bayer AG, Registered Shares	Goldman Sachs International	76,200	08/03/22	EUR	65.28	EUR	4,342	(26,639)
Newell Brands, Inc.	Goldman Sachs International	42,200	08/05/22	USD	21.70	USD	803	(7,872)
European Aeronautic Defence and Space Company	Barclays Bank PLC	4,500	08/09/22	EUR	98.77	EUR	420	(12,851)
European Aeronautic Defence and Space Company	JPMorgan Chase Bank N.A.	21,300	08/09/22	EUR	101.38	EUR	1,988	(41,970)
European Aeronautic Defence and Space Company	JPMorgan Chase Bank N.A.	9,400	08/09/22	EUR	97.55	EUR	877	(30,413)
Koninklijke Philips Electronics NV	Barclays Bank PLC	140,100	08/09/22	EUR	20.70	EUR	2,867	(162,069)
Koninklijke Philips Electronics NV	JPMorgan Chase Bank N.A.	44,700	08/09/22	EUR	20.63	EUR	915	(54,270)

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Panasonic Corp.	Goldman Sachs International	348,600	08/09/22	JPY	1,140.69	JPY	381,893	$(73,241)
Prudential PLC	JPMorgan Chase Bank N.A.	123,000	08/09/22	GBP	9.70	GBP	1,257	(129,688)
Sanofi	Credit Suisse International	65,200	08/09/22	EUR	98.75	EUR	6,274	(140,342)
Sanofi	Goldman Sachs International	79,100	08/09/22	EUR	98.21	EUR	7,612	(187,068)
Siemens AG, Registered Shares	JPMorgan Chase Bank N.A.	82,100	08/09/22	EUR	105.27	EUR	8,053	(162,544)

								$(2,908,411)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$9,940,021	$(4,035,029)	$ (15,848,170)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$15,848,170	$—	$—	$—	$15,848,170

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$5,531,647	$—	$—	$—	$5,531,647

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$7,748,497	$—	$—	$—	$7,748,497

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$22,334,354
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$15,848,170

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	15,848,170

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(12,939,759)

Total derivative assets and liabilities subject to an MNA	$—	$2,908,411

54	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America N.A.	$6,790	$—	$(6,790)	$—	$—
Barclays Bank PLC	277,183	—	(277,183)	—	—
Citibank N.A.	122,685	—	(122,685)	—	—
Credit Suisse International	158,871	—	(158,871)	—	—
Goldman Sachs International	1,360,226	—	(1,360,226)	—	—
JPMorgan Chase Bank N.A.	419,035	—	(419,035)	—	—
Morgan Stanley & Co. International PLC	531,060	—	(531,060)	—	—
UBS AG	32,561	—	(32,561)	—	—

	$2,908,411	$—	$(2,908,411)	$—	$—

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$14,528,594	$37,263,803	$—	$51,792,397
Auto Components	10,227,429	—	—	10,227,429
Automobiles	33,889,889	—	—	33,889,889
Banks	178,455,893	—	—	178,455,893
Beverages	23,482,893	—	—	23,482,893
Capital Markets	27,903,996	—	—	27,903,996
Chemicals	17,908,388	—	—	17,908,388
Communications Equipment	41,065,049	—	—	41,065,049
Consumer Finance	9,521,820	—	—	9,521,820
Containers & Packaging	18,444,137	—	—	18,444,137
Diversified Financial Services	18,992,213	—	—	18,992,213
Diversified Telecommunication Services	34,713,660	—	—	34,713,660
Electric Utilities	19,208,557	—	—	19,208,557
Entertainment	9,551,398	—	—	9,551,398
Food & Staples Retailing	8,300,267	—	—	8,300,267
Food Products	8,723,583	—	—	8,723,583
Health Care Equipment & Supplies	75,648,798	29,562,970	—	105,211,768
Health Care Providers & Services	167,563,724	—	—	167,563,724
Household Durables	16,035,126	15,898,879	—	31,934,005
Industrial Conglomerates	6,386,356	16,993,494	—	23,379,850
Insurance	96,695,517	11,763,694	—	108,459,211
IT Services	107,143,681	—	—	107,143,681
Machinery	—	16,704,823	—	16,704,823
Media	46,345,468	—	—	46,345,468
Multiline Retail	23,639,799	—	—	23,639,799
Multi-Utilities	34,370,174	—	—	34,370,174
Oil, Gas & Consumable Fuels	98,403,845	42,009,789	—	140,413,634
Personal Products	33,137,198	—	—	33,137,198
Pharmaceuticals	—	106,315,633	—	106,315,633
Professional Services	22,930,156	—	—	22,930,156
Road & Rail	17,706,719	—	—	17,706,719
Semiconductors & Semiconductor Equipment	8,432,753	—	—	8,432,753

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Software	$43,683,427	$—	$—	$43,683,427
Specialty Retail	21,263,888	—	—	21,263,888
Technology Hardware, Storage & Peripherals	—	13,200,300	—	13,200,300
Textiles, Apparel & Luxury Goods	4,248,782	—	—	4,248,782
Tobacco	16,021,719	318,138	—	16,339,857
Wireless Telecommunication Services	16,611,145	—	—	16,611,145
Short-Term Securities
Money Market Funds	82,052,911	—	—	82,052,911

	$1,413,238,952	$290,031,523	$—	$1,703,270,475

Derivative Financial Instruments (a)
Equity Contracts	$—	$—	$—	$—
Liabilities
Equity Contracts	(10,799,419)	(5,048,751)	—	(15,848,170)

	$(10,799,419)	$(5,048,751)	$—	$(15,848,170)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

56	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2022	BlackRock Enhanced Global Dividend Trust (BOE) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 2.5%
TELUS Corp.	792,734	$17,656,684

Denmark — 3.2%
Novo Nordisk A/S, Class B	202,994	22,512,503

France — 10.6%
EssilorLuxottica SA	97,410	14,768,581
Kering SA	23,649	12,255,546
LVMH Moet Hennessy Louis Vuitton SE	14,424	8,840,146
Sanofi	257,118	25,929,328
Schneider Electric SE	113,557	13,530,938

		75,324,539

India — 0.1%
Jasper Infotech Private Ltd., Series I, (Acquired 08/31/18, Cost: $2,637,143) (a)(b)	566,400	718,671

Indonesia — 1.1%
Bank Rakyat Indonesia Persero Tbk PT	28,868,800	8,062,061

Ireland — 2.4%
Medtronic PLC (c)	190,383	17,086,874

Japan — 1.6%
KDDI Corp.	352,200	11,106,402

Mexico — 1.2%
Wal-Mart de Mexico SAB de CV	2,393,573	8,252,140

Netherlands — 1.8%
Koninklijke KPN NV	3,506,894	12,477,980

Portugal — 2.6%
EDP - Energias de Portugal SA	3,958,327	18,447,115

Singapore — 1.1%
DBS Group Holdings Ltd.	358,668	7,674,560

Sweden — 1.7%
Epiroc AB, Class A	779,483	12,085,933

Switzerland — 3.7%
TE Connectivity Ltd. (c)	98,615	11,158,287
Zurich Insurance Group AG	33,939	14,799,892

		25,958,179

Taiwan — 3.9%
MediaTek, Inc.	426,000	9,351,203
Taiwan Semiconductor Manufacturing Co. Ltd.	1,157,000	18,542,481

		27,893,684

United Kingdom — 18.9%
AstraZeneca PLC	175,406	23,139,863
BAE Systems PLC	803,638	8,136,026
Diageo PLC	401,623	17,347,182
Ferguson PLC	125,838	14,096,686
Prudential PLC	1,402,887	17,450,836
Reckitt Benckiser Group PLC	290,368	21,839,238
RELX PLC	828,206	22,397,128
Taylor Wimpey PLC	7,095,555	10,107,191

		134,514,150

Security	Shares	Value

United States — 44.4%
AbbVie, Inc. (c)(d)	125,721	$19,255,429
Assurant, Inc. (c)	89,581	15,484,076
Baker Hughes Co., Class A (c)	223,619	6,455,881
Chevron Corp.	48,789	7,063,671
Citizens Financial Group, Inc. (c)	399,761	14,267,470
Comcast Corp., Class A (c)	425,427	16,693,755
Estee Lauder Cos., Inc., Class A (c)(d)	67,639	17,225,624
Fidelity National Information Services, Inc. (c)(d)	198,913	18,234,355
Hasbro, Inc. (c)	212,496	17,399,172
Intercontinental Exchange, Inc. (c)(d)	185,314	17,426,929
International Flavors & Fragrances, Inc. (c)	58,211	6,934,094
Intuit, Inc. (c)	30,027	11,573,607
M&T Bank Corp. (c)	107,735	17,171,882
Microsoft Corp. (c)(d)	102,626	26,357,436
Otis Worldwide Corp. (c)	209,445	14,801,478
Paychex, Inc. (c)	68,032	7,746,804
Philip Morris International, Inc. (c)	149,803	14,791,548
Synchrony Financial (c)	431,346	11,913,777
Texas Instruments, Inc. (c)	65,523	10,067,609
UnitedHealth Group, Inc. (c)	39,152	20,109,642
Visa, Inc., Class A (c)	85,368	16,808,105
Williams Cos., Inc. (c)	245,901	7,674,570

		315,456,914

Total Long-Term Investments — 100.8% (Cost: $697,252,623)		715,228,389

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (e)(f)	2,371,617	2,371,617

Total Short-Term Securities — 0.3% (Cost: $2,371,617)		2,371,617

Total Investments Before Options Written — 101.1% (Cost: $699,624,240)		717,600,006

Options Written — (0.9)% (Premiums Received: $(7,763,333))		(6,470,808)

Total Investments, Net of Options Written —100.2% (Cost: $691,860,907)		711,129,198

Liabilities in Excess of Other Assets — (0.2)%		(1,290,172)

Net Assets — 100.0%		$709,839,026

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $718,671, representing 0.1% of its net assets as of period end, and an original cost of $2,637,143.

(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Global Dividend Trust (BOE)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$11,262,594	$—	$(8,890,977	) (a)	$—	$—	$2,371,617	2,371,617	$10,303	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
UnitedHealth Group, Inc.	45	07/01/22	USD	505.00	USD	2,311	$(44,437)
AbbVie, Inc.	268	07/08/22	USD	150.00	USD	4,105	(123,280)
Intuit, Inc.	14	07/08/22	USD	405.00	USD	540	(3,675)
AbbVie, Inc.	126	07/15/22	USD	145.00	USD	1,930	(114,660)
Assurant, Inc.	145	07/15/22	USD	190.00	USD	2,506	(69,600)
Baker Hughes Co., Class A	506	07/15/22	USD	38.00	USD	1,461	(5,060)
Citizens Financial Group, Inc.	663	07/15/22	USD	42.50	USD	2,366	(9,945)
Estee Lauder Cos., Inc., Class A	168	07/15/22	USD	260.00	USD	4,278	(91,560)
Fidelity National Information Services, Inc.	68	07/15/22	USD	110.00	USD	623	(2,721)
Fidelity National Information Services, Inc.	307	07/15/22	USD	105.00	USD	2,814	(9,210)
Hasbro, Inc.	312	07/15/22	USD	92.50	USD	2,555	(7,800)
Hasbro, Inc.	165	07/15/22	USD	85.00	USD	1,351	(14,025)
Intercontinental Exchange, Inc.	196	07/15/22	USD	105.00	USD	1,843	(1,470)
International Flavors & Fragrances, Inc.	130	07/15/22	USD	120.00	USD	1,549	(34,125)
Intuit, Inc.	61	07/15/22	USD	420.00	USD	2,351	(14,640)
M&T Bank Corp.	86	07/15/22	USD	180.00	USD	1,371	(2,150)
M&T Bank Corp.	117	07/15/22	USD	175.00	USD	1,865	(4,973)
Microsoft Corp.	223	07/15/22	USD	280.00	USD	5,727	(13,603)
Otis Worldwide Corp.	711	07/15/22	USD	73.05	USD	5,025	(59,802)
Paychex, Inc.	374	07/15/22	USD	120.00	USD	4,259	(24,310)
Philip Morris International, Inc.	359	07/15/22	USD	104.00	USD	3,545	(11,668)
Synchrony Financial	652	07/15/22	USD	38.00	USD	1,801	(3,260)
TE Connectivity Ltd.	241	07/15/22	USD	130.00	USD	2,727	(77,120)
UnitedHealth Group, Inc.	32	07/15/22	USD	480.00	USD	1,644	(120,080)
Visa, Inc., Class A	2	07/15/22	USD	215.00	USD	39	(87)
Visa, Inc., Class A	153	07/15/22	USD	202.50	USD	3,012	(45,517)
Williams Cos., Inc.	234	07/15/22	USD	32.00	USD	730	(12,285)
AbbVie, Inc.	268	07/22/22	USD	150.00	USD	4,105	(148,740)
Comcast Corp., Class A	171	07/22/22	USD	44.00	USD	671	(941)
Intuit, Inc.	60	07/22/22	USD	390.00	USD	2,313	(84,300)
Microsoft Corp.	114	07/22/22	USD	285.00	USD	2,928	(8,550)
UnitedHealth Group, Inc.	99	07/22/22	USD	505.00	USD	5,085	(220,770)
Visa, Inc., Class A	33	07/22/22	USD	225.00	USD	650	(809)
Visa, Inc., Class A	41	07/22/22	USD	205.00	USD	807	(12,997)
Comcast Corp., Class A	377	07/29/22	USD	43.00	USD	1,479	(15,834)
Medtronic PLC	52	07/29/22	USD	90.00	USD	467	(11,180)
Microsoft Corp.	18	07/29/22	USD	265.00	USD	462	(13,680)
Synchrony Financial	717	07/29/22	USD	33.00	USD	1,980	(21,510)
Texas Instruments, Inc.	147	07/29/22	USD	165.00	USD	2,259	(26,386)
Visa, Inc., Class A	82	07/29/22	USD	210.00	USD	1,614	(26,568)
Comcast Corp., Class A	444	08/05/22	USD	41.00	USD	1,742	(34,410)
Medtronic PLC	614	08/05/22	USD	92.00	USD	5,511	(156,570)
Microsoft Corp.	19	08/05/22	USD	265.00	USD	488	(15,058)
Philip Morris International, Inc.	315	08/05/22	USD	101.00	USD	3,110	(77,962)
Synchrony Financial	572	08/05/22	USD	32.00	USD	1,580	(28,600)

58	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Texas Instruments, Inc.	147	08/05/22	USD	160.00	USD	2,259	$(56,227)
Visa, Inc., Class A	41	08/05/22	USD	210.00	USD	807	(15,478)
Visa, Inc., Class A	32	08/05/22	USD	205.00	USD	630	(17,440)
Williams Cos., Inc.	117	08/05/22	USD	33.00	USD	365	(8,190)
Baker Hughes Co., Class A	500	08/12/22	USD	35.25	USD	1,444	(13,812)
Comcast Corp., Class A	432	08/12/22	USD	40.22	USD	1,695	(52,308)
Intercontinental Exchange, Inc.	637	08/12/22	USD	101.00	USD	5,990	(87,761)
Williams Cos., Inc.	117	08/12/22	USD	33.09	USD	365	(9,010)
AbbVie, Inc.	29	08/19/22	USD	160.00	USD	444	(8,744)
Assurant, Inc.	258	08/19/22	USD	184.50	USD	4,460	(52,853)
Citizens Financial Group, Inc.	736	08/19/22	USD	37.50	USD	2,627	(86,480)
Comcast Corp., Class A	489	08/19/22	USD	42.50	USD	1,919	(28,851)
Fidelity National Information Services, Inc.	14	08/19/22	USD	100.00	USD	128	(2,835)
Fidelity National Information Services, Inc.	307	08/19/22	USD	105.00	USD	2,814	(32,235)
Hasbro, Inc.	480	08/19/22	USD	87.50	USD	3,930	(96,000)
International Flavors & Fragrances, Inc.	130	08/19/22	USD	120.00	USD	1,549	(70,850)
M&T Bank Corp.	174	08/19/22	USD	170.00	USD	2,773	(71,340)
Microsoft Corp.	87	08/19/22	USD	270.00	USD	2,234	(62,422)
Otis Worldwide Corp.	231	08/19/22	USD	72.18	USD	1,632	(58,788)
TELUS Corp.	1,387	08/19/22	CAD	29.00	CAD	3,977	(71,117)
Williams Cos., Inc.	440	08/19/22	USD	38.00	USD	1,373	(4,400)
Williams Cos., Inc.	198	08/19/22	USD	32.00	USD	618	(25,245)

							$(2,758,314)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AstraZeneca PLC	Morgan Stanley & Co. International PLC	7,600	07/06/22	GBP	106.27	GBP	821	$(26,184)
BAE Systems PLC	Morgan Stanley & Co. International PLC	163,500	07/06/22	GBP	7.78	GBP	1,357	(106,933)
Relx PLC	Credit Suisse International	56,000	07/06/22	EUR	27.92	EUR	1,446	(292)
Relx PLC	Morgan Stanley & Co. International PLC	153,600	07/06/22	EUR	26.65	EUR	3,966	(13,403)
TELUS Corp.	Royal Bank of Canada	109,000	07/06/22	CAD	32.17	CAD	3,125	(371)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	810,200	07/06/22	MXN	77.83	MXN	56,171	—
Reckitt Benckiser Group PLC	Morgan Stanley & Co. International PLC	27,600	07/08/22	GBP	64.17	GBP	1,703	(5,343)
Taylor Wimpey PLC	Morgan Stanley & Co. International PLC	674,500	07/08/22	GBP	1.30	GBP	787	(164)
BAE Systems PLC	Morgan Stanley & Co. International PLC	258,300	07/12/22	GBP	7.87	GBP	2,144	(146,224)
KDDI Corp.	Bank of America N.A.	112,500	07/12/22	JPY	4,711.97	JPY	482,513	(3,339)
Prudential PLC	JPMorgan Chase Bank N.A.	169,800	07/12/22	GBP	10.60	GBP	1,725	(33,166)
EDP-Energias de Portugal SA	Goldman Sachs International	343,100	07/13/22	EUR	4.81	EUR	1,527	(2,692)
EssilorLuxottica SA	UBS AG	9,300	07/13/22	EUR	157.64	EUR	1,329	(4,999)
Zurich Insurance Group AG	UBS AG	7,600	07/13/22	CHF	448.41	CHF	3,156	(759)
TELUS Corp.	Royal Bank of Canada	109,000	07/14/22	CAD	32.17	CAD	3,125	(4,919)
DBS Group Holdings Ltd.	Goldman Sachs International	70,400	07/19/22	SGD	31.75	SGD	2,089	(2,096)
EDP-Energias de Portugal SA	Goldman Sachs International	250,000	07/19/22	EUR	4.75	EUR	1,113	(5,503)
LVMH Moet Hennessy Louis Vuitton SE	Goldman Sachs International	5,100	07/19/22	EUR	628.74	EUR	2,967	(17,977)
Mediatek, Inc.	Morgan Stanley & Co. International PLC	48,025	07/19/22	USD	912.26	USD	31,264	(314)
Novo Nisk, Class B	Morgan Stanley & Co. International PLC	30,650	07/19/22	DKK	817.63	DKK	24,128	(53,857)
Prudential PLC	Morgan Stanley & Co. International PLC	78,400	07/19/22	GBP	10.81	GBP	797	(15,992)
EssilorLuxottica SA	Goldman Sachs International	36,600	07/20/22	EUR	154.01	EUR	5,230	(59,256)
Ferguson PLC	Goldman Sachs International	15,800	07/20/22	GBP	97.40	GBP	1,452	(18,484)
Koninklijke KPN NV	Goldman Sachs International	789,000	07/20/22	EUR	3.44	EUR	2,683	(25,910)
PPR S.A.	Credit Suisse International	8,300	07/20/22	EUR	529.31	EUR	4,068	(37,177)
Schneider Electric SE	Barclays Bank PLC	19,850	07/20/22	EUR	133.36	EUR	2,241	(989)
Taylor Wimpey PLC	Goldman Sachs International	704,400	07/20/22	GBP	1.33	GBP	822	(348)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	267,000	07/20/22	MXN	70.40	MXN	18,511	(14,166)
Mediatek, Inc.	JPMorgan Chase Bank N.A.	96,000	07/21/22	USD	916.70	USD	62,496	(804)
Reckitt Benckiser Group PLC	Morgan Stanley & Co. International PLC	74,100	07/26/22	GBP	61.08	GBP	4,572	(182,259)
TE Connectivity Ltd.	Goldman Sachs International	20,200	07/26/22	USD	121.78	USD	2,286	(21,781)
AstraZeneca PLC	Goldman Sachs International	36,550	07/27/22	GBP	99.22	GBP	3,947	(440,410)

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
AstraZeneca PLC	Goldman Sachs International	15,800	07/27/22	GBP	103.63	GBP	1,706	$(119,677)
Diageo PLC	Credit Suisse International	76,400	07/27/22	GBP	36.53	GBP	2,697	(87,589)
EDP-Energias de Portugal SA	Morgan Stanley & Co. International PLC	489,400	07/27/22	EUR	4.86	EUR	2,179	(7,547)
Novo Nisk, Class B	Morgan Stanley & Co. International PLC	30,650	07/27/22	DKK	817.63	DKK	24,128	(74,156)
Prudential PLC	Goldman Sachs International	90,700	07/27/22	GBP	11.18	GBP	922	(14,563)
Schneider Electric SE	Goldman Sachs International	19,850	07/27/22	EUR	132.69	EUR	2,241	(2,853)
Taylor Wimpey PLC	Goldman Sachs International	1,140,000	07/27/22	GBP	1.30	GBP	1,330	(7,347)
Estee Lauder Cos., Inc., Class A	JPMorgan Chase Bank N.A.	13,600	07/28/22	USD	255.53	USD	3,464	(147,953)
KDDI Corp.	JPMorgan Chase Bank N.A.	81,200	07/28/22	JPY	4,490.04	JPY	348,267	(20,002)
Relx PLC	JPMorgan Chase Bank N.A.	34,000	07/28/22	EUR	24.79	EUR	878	(47,496)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	JPMorgan Chase Bank N.A.	136,000	07/28/22	USD	522.02	USD	64,736	(8,990)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Morgan Stanley & Co. International PLC	228,000	07/28/22	USD	524.80	USD	108,528	(13,254)
DBS Group Holdings Ltd.	UBS AG	91,100	08/02/22	SGD	31.39	SGD	2,704	(10,710)
EDP-Energias de Portugal SA	Merrill Lynch International	489,400	08/02/22	EUR	4.63	EUR	2,179	(32,904)
Ferguson PLC	JPMorgan Chase Bank N.A.	27,800	08/02/22	GBP	89.94	GBP	2,554	(176,031)
Mediatek, Inc.	JPMorgan Chase Bank N.A.	48,000	08/02/22	USD	967.20	USD	31,248	(264)
AstraZeneca PLC	Credit Suisse International	36,550	08/03/22	GBP	99.13	GBP	3,947	(468,129)
Diageo PLC	JPMorgan Chase Bank N.A.	65,700	08/03/22	GBP	35.10	GBP	2,320	(111,042)
Epiroc AB, Class A	JPMorgan Chase Bank N.A.	87,700	08/03/22	SEK	179.93	SEK	13,852	(8,116)
Relx PLC	JPMorgan Chase Bank N.A.	78,000	08/03/22	EUR	24.77	EUR	2,014	(115,137)
EDP-Energias de Portugal SA	Morgan Stanley & Co. International PLC	104,700	08/09/22	EUR	4.65	EUR	466	(8,039)
EssilorLuxottica SA	Goldman Sachs International	7,600	08/09/22	EUR	141.92	EUR	1,086	(62,075)
Ferguson PLC	Merrill Lynch International	13,100	08/09/22	GBP	95.94	GBP	1,204	(39,777)
Novo Nisk, Class B	Morgan Stanley & Co. International PLC	30,100	08/09/22	DKK	796.64	DKK	23,695	(135,079)
Prudential PLC	JPMorgan Chase Bank N.A.	152,200	08/09/22	GBP	9.70	GBP	1,546	(160,476)
Relx PLC	JPMorgan Chase Bank N.A.	56,000	08/09/22	EUR	25.36	EUR	1,446	(62,988)
Sanofi	Credit Suisse International	57,850	08/09/22	EUR	98.75	EUR	5,573	(124,522)
Sanofi	Goldman Sachs International	57,900	08/09/22	EUR	98.21	EUR	5,578	(136,931)
Taylor Wimpey PLC	Merrill Lynch International	674,000	08/09/22	GBP	1.33	GBP	786	(5,619)
Diageo PLC	UBS AG	38,700	08/11/22	GBP	36.29	GBP	1,366	(37,531)
Koninklijke KPN NV	UBS AG	789,100	08/11/22	EUR	3.47	EUR	2,684	(51,502)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	UBS AG	156,000	08/11/22	USD	508.65	USD	74,256	(29,178)
Zurich Insurance Group AG	Goldman Sachs International	7,600	08/11/22	CHF	425.31	CHF	3,156	(58,280)
EDP-Energias de Portugal SA	Morgan Stanley & Co. International PLC	104,700	08/16/22	EUR	4.65	EUR	466	(9,184)
Epiroc AB, Class A	Merrill Lynch International	87,700	08/17/22	SEK	167.61	SEK	13,852	(34,672)
Epiroc AB, Class A	Morgan Stanley & Co. International PLC	87,700	09/01/22	SEK	170.92	SEK	13,852	(36,770)

								$(3,712,494)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$3,308,915	$(2,016,390)	$(6,470,808)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$6,470,808	$—	$—	$—	$6,470,808

60	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Global Dividend Trust (BOE)

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$5,691,315	$—	$—	$—	$5,691,315

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$2,914,829	$—	$—	$—	$2,914,829

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$8,333,591
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$6,470,808

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	6,470,808

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,758,314)

Total derivative assets and liabilities subject to an MNA	$—	$3,712,494

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$3,339	$—	$—	$—	$3,339
Barclays Bank PLC	989	—	—	—	989
Citibank N.A.	14,166	—	—	—	14,166
Credit Suisse International	717,709	—	(717,709)	—	—
Goldman Sachs International	996,183	—	(996,183)	—	—
JPMorgan Chase Bank N.A.	892,465	—	(892,465)	—	—
Merrill Lynch International	112,972	—	—	—	112,972
Morgan Stanley & Co. International PLC	834,702	—	(834,702)	—	—
Royal Bank of Canada	5,290	—	—	—	5,290
UBS AG	134,679	—	—	(26,000)	108,679

	$3,712,494	$—	$(3,441,059)	$(26,000)	$245,435

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced Global Dividend Trust (BOE)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Canada	$17,656,684	$—	$—	$17,656,684
Denmark	—	22,512,503	—	22,512,503
France	—	75,324,539	—	75,324,539
India	—	—	718,671	718,671
Indonesia	—	8,062,061	—	8,062,061
Ireland	17,086,874	—	—	17,086,874
Japan	—	11,106,402	—	11,106,402
Mexico	8,252,140	—	—	8,252,140
Netherlands	—	12,477,980	—	12,477,980
Portugal	—	18,447,115	—	18,447,115
Singapore	—	7,674,560	—	7,674,560
Sweden	—	12,085,933	—	12,085,933
Switzerland	11,158,287	14,799,892	—	25,958,179
Taiwan	—	27,893,684	—	27,893,684
United Kingdom	—	134,514,150	—	134,514,150
United States	315,456,914	—	—	315,456,914
Short-Term Securities
Money Market Funds	2,371,617	—	—	2,371,617

	$371,982,516	$344,898,819	$718,671	$717,600,006

Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$(2,423,980)	$(4,046,828)	$—	$(6,470,808)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

62	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2022	BlackRock Enhanced International Dividend Trust (BGY) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 3.3%
TELUS Corp.	882,602	$19,658,328

Denmark — 4.8%
Novo Nordisk A/S, Class B	254,077	28,177,725

France — 19.2%
Air Liquide SA	80,457	10,829,735
EssilorLuxottica SA	153,852	23,325,898
Kering SA	34,745	18,005,790
LVMH Moet Hennessy Louis Vuitton SE	26,362	16,156,679
Sanofi	290,085	29,253,919
Schneider Electric SE	130,926	15,600,550

		113,172,571

India — 3.1%
HDFC Bank Ltd.	994,804	17,040,109
Jasper Infotech Private Ltd., Series I, (Acquired 01/25/22, Cost: $3,948,600) (a)(b)(c)	848,000	1,075,939

		18,116,048

Indonesia — 1.8%
Bank Rakyat Indonesia Persero Tbk PT	38,965,000	10,881,582

Japan — 1.9%
KDDI Corp.	360,400	11,364,983

Mexico — 2.3%
Wal-Mart de Mexico SAB de CV	3,955,437	13,636,861

Netherlands — 2.9%
Koninklijke KPN NV	4,779,805	17,007,162

Portugal — 4.0%
EDP - Energias de Portugal SA	5,092,166	23,731,180

Singapore — 4.2%
DBS Group Holdings Ltd.	569,700	12,190,095
United Overseas Bank Ltd.	679,100	12,829,639

		25,019,734

Spain — 2.5%
Bankinter SA	2,348,631	14,690,349

Sweden — 2.5%
Epiroc AB, Class A	970,480	15,047,353

Switzerland — 2.1%
Zurich Insurance Group AG	27,837	12,138,972

Taiwan — 5.2%
MediaTek, Inc.	554,000	12,160,954
Taiwan Semiconductor Manufacturing Co. Ltd.	1,146,000	18,366,191

		30,527,145

Security	Shares	Value

United Kingdom — 28.2%
AstraZeneca PLC	217,832	$28,736,775
BAE Systems PLC	1,000,554	10,129,603
Diageo PLC	510,690	22,058,080
Ferguson PLC	171,255	19,184,411
Prudential PLC	1,834,902	22,824,770
Reckitt Benckiser Group PLC	369,546	27,794,396
RELX PLC	820,936	22,200,526
Taylor Wimpey PLC	9,660,526	13,760,837

		166,689,398

United States (d)(e) — 10.4%
Baker Hughes Co., Class A	366,826	10,590,267
Estee Lauder Cos., Inc., Class A	67,274	17,132,669
Otis Worldwide Corp.	268,552	18,978,570
Visa, Inc., Class A	76,436	15,049,484

		61,750,990

Total Long-Term Investments — 98.4% (Cost: $554,589,060)		581,610,381

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (f)(g)	8,325,690	8,325,690

Total Short-Term Securities — 1.4% (Cost: $8,325,690)		8,325,690

Total Investments Before Options Written — 99.8% (Cost: $562,914,750)		589,936,071

Options Written — (1.0)% (Premiums Received: $(6,072,338))		(5,937,531)

Total Investments, Net of Options Written — 98.8% (Cost: $556,842,412)		583,998,540

Other Assets Less Liabilities — 1.2%		6,915,204

Net Assets — 100.0%		$590,913,744

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $1,075,939, representing 0.2% of its net assets as of period end, and an original cost of $3,948,600.

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,586,240	$2,739,450	(a)	$—	$—	$—	$8,325,690	8,325,690	$13,794	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced International Dividend Trust (BGY)

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Baker Hughes Co., Class A	850	07/15/22	USD	38.00	USD	2,454	$(8,500)
Estee Lauder Cos., Inc., Class A	166	07/15/22	USD	260.00	USD	4,228	(90,470)
Otis Worldwide Corp.	155	07/15/22	USD	73.05	USD	1,095	(13,037)
Visa, Inc., Class A	3	07/15/22	USD	215.00	USD	59	(131)
Visa, Inc., Class A	66	07/15/22	USD	202.50	USD	1,299	(19,635)
Visa, Inc., Class A	79	07/22/22	USD	225.00	USD	1,555	(1,936)
Visa, Inc., Class A	40	07/22/22	USD	205.00	USD	788	(12,680)
Visa, Inc., Class A	82	07/29/22	USD	210.00	USD	1,614	(26,568)
Visa, Inc., Class A	41	08/05/22	USD	210.00	USD	807	(15,477)
Visa, Inc., Class A	32	08/05/22	USD	205.00	USD	630	(17,440)
Baker Hughes Co., Class A	800	08/12/22	USD	35.25	USD	2,310	(22,098)
Otis Worldwide Corp.	590	08/12/22	USD	79.00	USD	4,170	(29,293)
Otis Worldwide Corp.	463	08/19/22	USD	72.18	USD	3,272	(117,831)
TELUS Corp.	1,739	08/19/22	CAD	29.00	CAD	4,986	(89,166)

							$(464,262)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
BAE Systems PLC	Morgan Stanley & Co. International PLC	236,500	07/06/22	GBP	7.78	GBP	1,963	$(154,676)
Bankinter SA	Credit Suisse International	540,600	07/06/22	EUR	5.48	EUR	3,218	(286,802)
Relx PLC	Credit Suisse International	71,700	07/06/22	EUR	27.92	EUR	1,851	(374)
TELUS Corp.	Royal Bank of Canada	111,600	07/06/22	CAD	32.17	CAD	3,200	(380)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	1,200,900	07/06/22	MXN	77.83	MXN	83,258	—
Reckitt Benckiser Group PLC	Morgan Stanley & Co. International PLC	51,700	07/08/22	GBP	64.17	GBP	3,190	(10,009)
Taylor Wimpey PLC	Morgan Stanley & Co. International PLC	1,115,800	07/08/22	GBP	1.30	GBP	1,302	(272)
United Overseas Bank Ltd.	UBS AG	156,600	07/08/22	SGD	30.21	SGD	4,111	—
KDDI Corp.	Bank of America N.A.	139,500	07/12/22	JPY	4,711.97	JPY	598,316	(4,140)
Prudential PLC	JPMorgan Chase Bank N.A.	169,200	07/12/22	GBP	10.61	GBP	1,719	(33,048)
Air Liquide SA	Goldman Sachs International	22,220	07/13/22	EUR	153.61	EUR	2,847	(35)
EDP-Energias de Portugal SA	Goldman Sachs International	391,900	07/13/22	EUR	4.81	EUR	1,745	(3,075)
EssilorLuxottica SA	UBS AG	16,800	07/13/22	EUR	157.64	EUR	2,401	(9,031)
Zurich Insurance Group AG	UBS AG	6,300	07/13/22	CHF	448.41	CHF	2,616	(629)
TELUS Corp.	Royal Bank of Canada	111,600	07/14/22	CAD	32.17	CAD	3,200	(5,036)
Air Liquide SA	Merrill Lynch International	22,000	07/19/22	EUR	151.22	EUR	2,819	(213)
DBS Group Holdings Ltd.	Goldman Sachs International	113,900	07/19/22	SGD	31.75	SGD	3,381	(3,392)
EDP-Energias de Portugal SA	Goldman Sachs International	128,000	07/19/22	EUR	4.75	EUR	570	(2,817)
LVMH Moet Hennessy Louis Vuitton SE	Goldman Sachs International	9,300	07/19/22	EUR	628.74	EUR	5,410	(32,782)
Mediatek, Inc.	Morgan Stanley & Co. International PLC	225,817	07/19/22	USD	912.26	USD	147,007	(1,477)
Novo Nisk, Class B	Credit Suisse International	14,900	07/19/22	DKK	789.60	DKK	11,729	(48,057)
Prudential PLC	Morgan Stanley & Co. International PLC	119,800	07/19/22	GBP	10.81	GBP	1,217	(24,437)
EssilorLuxottica SA	Goldman Sachs International	47,300	07/20/22	EUR	154.01	EUR	6,759	(76,580)
Ferguson PLC	Goldman Sachs International	12,400	07/20/22	GBP	97.40	GBP	1,139	(14,507)
Koninklijke KPN NV	Goldman Sachs International	1,075,000	07/20/22	EUR	3.44	EUR	3,656	(35,301)
PPR S.A.	Credit Suisse International	11,400	07/20/22	EUR	529.32	EUR	5,587	(51,062)
PPR S.A.	Goldman Sachs International	1,900	07/20/22	EUR	534.11	EUR	931	(7,158)
Schneider Electric SE	Barclays Bank PLC	22,950	07/20/22	EUR	133.36	EUR	2,591	(1,144)
Taylor Wimpey PLC	Goldman Sachs International	984,000	07/20/22	GBP	1.33	GBP	1,148	(486)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	579,000	07/20/22	MXN	70.40	MXN	40,142	(30,719)
BAE Systems PLC	Morgan Stanley & Co. International PLC	113,800	07/26/22	GBP	8.16	GBP	945	(40,171)
Reckitt Benckiser Group PLC	Morgan Stanley & Co. International PLC	77,600	07/26/22	GBP	61.08	GBP	4,788	(190,867)
AstraZeneca PLC	Goldman Sachs International	59,900	07/27/22	GBP	99.22	GBP	6,469	(721,766)
Diageo PLC	JPMorgan Chase Bank N.A.	69,500	07/27/22	GBP	35.10	GBP	2,454	(112,426)
EDP-Energias de Portugal SA	Goldman Sachs International	82,500	07/27/22	EUR	4.58	EUR	367	(6,412)
EDP-Energias de Portugal SA	Morgan Stanley & Co. International PLC	422,500	07/27/22	EUR	4.86	EUR	1,881	(6,516)
Novo Nisk, Class B	Morgan Stanley & Co. International PLC	13,500	07/27/22	DKK	817.63	DKK	10,627	(32,662)
Prudential PLC	Goldman Sachs International	183,100	07/27/22	GBP	11.18	GBP	1,860	(29,399)

64	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Schneider Electric SE	Goldman Sachs International	22,950	07/27/22	EUR	132.69	EUR	2,591	$(3,299)
Taylor Wimpey PLC	Goldman Sachs International	1,132,000	07/27/22	GBP	1.30	GBP	1,320	(7,295)
United Overseas Bank Ltd.	Goldman Sachs International	75,000	07/27/22	SGD	29.07	SGD	1,969	(337)
Bankinter SA	Barclays Bank PLC	281,500	07/28/22	EUR	5.65	EUR	1,675	(136,468)
Estee Lauder Cos., Inc., Class A	JPMorgan Chase Bank N.A.	13,600	07/28/22	USD	255.54	USD	3,464	(147,953)
KDDI Corp.	JPMorgan Chase Bank N.A.	58,700	07/28/22	JPY	4,490.04	JPY	251,764	(14,460)
Relx PLC	JPMorgan Chase Bank N.A.	100,800	07/28/22	EUR	24.79	EUR	2,603	(140,811)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	JPMorgan Chase Bank N.A.	160,000	07/28/22	USD	522.02	USD	76,160	(10,576)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Morgan Stanley & Co. International PLC	230,000	07/28/22	USD	524.80	USD	109,480	(13,370)
BAE Systems PLC	Goldman Sachs International	100,000	08/02/22	GBP	7.93	GBP	830	(56,825)
DBS Group Holdings Ltd.	UBS AG	142,500	08/02/22	SGD	31.39	SGD	4,229	(16,753)
EDP-Energias de Portugal SA	Merrill Lynch International	587,300	08/02/22	EUR	4.63	EUR	2,615	(39,486)
Ferguson PLC	JPMorgan Chase Bank N.A.	42,400	08/02/22	GBP	89.94	GBP	3,896	(268,480)
Mediatek, Inc.	JPMorgan Chase Bank N.A.	28,000	08/02/22	USD	967.20	USD	18,228	(154)
AstraZeneca PLC	Credit Suisse International	59,900	08/03/22	GBP	99.13	GBP	6,469	(767,193)
Diageo PLC	JPMorgan Chase Bank N.A.	69,500	08/03/22	GBP	35.10	GBP	2,454	(117,464)
Epiroc AB, Class A	JPMorgan Chase Bank N.A.	109,300	08/03/22	SEK	179.93	SEK	17,264	(10,115)
Relx PLC	JPMorgan Chase Bank N.A.	83,000	08/03/22	EUR	24.77	EUR	2,143	(122,517)
United Overseas Bank Ltd.	Morgan Stanley & Co. International PLC	74,000	08/03/22	SGD	27.67	SGD	1,943	(5,886)
EDP-Energias de Portugal SA	Credit Suisse International	294,300	08/09/22	EUR	4.42	EUR	1,310	(47,227)
EssilorLuxottica SA	Goldman Sachs International	10,700	08/09/22	EUR	141.92	EUR	1,529	(87,395)
EssilorLuxottica SA	JPMorgan Chase Bank N.A.	9,800	08/09/22	EUR	144.68	EUR	1,400	(63,632)
Ferguson PLC	Merrill Lynch International	22,300	08/09/22	GBP	95.94	GBP	2,049	(67,712)
Novo Nisk, Class B	Morgan Stanley & Co. International PLC	85,900	08/09/22	DKK	796.64	DKK	67,620	(385,491)
Prudential PLC	JPMorgan Chase Bank N.A.	170,100	08/09/22	GBP	9.70	GBP	1,728	(179,349)
Relx PLC	JPMorgan Chase Bank N.A.	113,900	08/09/22	EUR	25.36	EUR	2,941	(128,114)
Sanofi	Credit Suisse International	65,250	08/09/22	EUR	98.75	EUR	6,286	(140,450)
Sanofi	Goldman Sachs International	65,300	08/09/22	EUR	98.21	EUR	6,291	(154,431)
Taylor Wimpey PLC	Merrill Lynch International	1,115,000	08/09/22	GBP	1.33	GBP	1,301	(9,295)
Diageo PLC	UBS AG	90,900	08/11/22	GBP	36.29	GBP	3,209	(88,154)
Koninklijke KPN NV	UBS AG	1,075,900	08/11/22	EUR	3.47	EUR	3,659	(70,220)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	UBS AG	125,000	08/11/22	USD	508.65	USD	59,500	(23,380)
Zurich Insurance Group AG	Goldman Sachs International	6,300	08/11/22	CHF	425.31	CHF	2,616	(48,311)
EDP-Energias de Portugal SA	Morgan Stanley & Co. International PLC	385,000	08/16/22	EUR	4.65	EUR	1,714	(33,770)
Epiroc AB, Class A	Merrill Lynch International	109,300	08/17/22	SEK	167.61	SEK	17,264	(43,212)
Epiroc AB, Class A	Morgan Stanley & Co. International PLC	109,300	09/01/22	SEK	170.92	SEK	17,264	(45,826)

								$(5,473,269)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$2,538,578	$(2,403,771)	$(5,937,531)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$5,937,531	$—	$—	$—	$5,937,531

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced International Dividend Trust (BGY)

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$935,870	$—	$—	$—	$935,870

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$2,361,202	$—	$—	$—	$2,361,202

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$6,836,414
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$5,937,531

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	5,937,531

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(464,262)

Total derivative assets and liabilities subject to an MNA	$—	$5,473,269

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$4,140	$—	$—	$—	$4,140
Barclays Bank PLC	137,612	—	—	(34,000)	103,612
Citibank N.A.	30,719	—	—	—	30,719
Credit Suisse International	1,341,165	—	(1,341,165)	—	—
Goldman Sachs International	1,291,603	—	(1,291,603)	—	—
JPMorgan Chase Bank N.A.	1,349,099	—	(1,349,099)	—	—
Merrill Lynch International	159,918	—	—	—	159,918
Morgan Stanley & Co. International PLC	945,430	—	(624,430)	(321,000)	—
Royal Bank of Canada	5,416	—	—	—	5,416
UBS AG	208,167	—	(208,167)	—	—

	$5,473,269	$—	$(4,814,464)	$(355,000)	$303,805

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

66	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Enhanced International Dividend Trust (BGY)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Canada	$19,658,328	$—	$—	$19,658,328
Denmark	—	28,177,725	—	28,177,725
France	—	113,172,571	—	113,172,571
India	—	17,040,109	1,075,939	18,116,048
Indonesia	—	10,881,582	—	10,881,582
Japan	—	11,364,983	—	11,364,983
Mexico	13,636,861	—	—	13,636,861
Netherlands	—	17,007,162	—	17,007,162
Portugal	—	23,731,180	—	23,731,180
Singapore	—	25,019,734	—	25,019,734
Spain	—	14,690,349	—	14,690,349
Sweden	—	15,047,353	—	15,047,353
Switzerland	—	12,138,972	—	12,138,972
Taiwan	—	30,527,145	—	30,527,145
United Kingdom	—	166,689,398	—	166,689,398
United States	61,750,990	—	—	61,750,990
Short-Term Securities
Money Market Funds	8,325,690	—	—	8,325,690

	$103,371,869	$485,488,263	$1,075,939	$589,936,071

Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$(282,003)	$(5,655,528)	$—	$(5,937,531)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (unaudited) June 30, 2022	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 18.3%
AbbVie, Inc.	133,468	$20,441,959
Acumen Pharmaceuticals, Inc. (a)	152,651	717,460
Alkermes PLC (a)	22,001	655,410
Alnylam Pharmaceuticals, Inc. (a)	15,583	2,272,781
Ambrx Biopharma, Inc., ADR (a)	43,409	115,034
Amgen, Inc. (b)	67,126	16,331,756
Arcutis Biotherapeutics, Inc. (a)	42,854	913,219
Argenx SE, ADR (a)	6,666	2,525,614
Biogen, Inc. (a)	39,237	8,001,994
BioMarin Pharmaceutical, Inc. (a)	34,340	2,845,756
Cerevel Therapeutics Holdings, Inc. (a)	16,785	443,795
Decibel Therapeutics, Inc. (a)	46,884	197,382
Design Therapeutics, Inc. (a)	13,967	195,538
Enanta Pharmaceuticals, Inc. (a)	3,150	148,901
Everest Medicines Ltd. (a)(c)	30,500	87,631
Exact Sciences Corp. (a)	15,501	610,584
Genmab A/S (a)	2,498	810,463
Genmab A/S, ADR (a)	16,911	549,438
Gilead Sciences, Inc.	135,169	8,354,796
Horizon Therapeutics PLC (a)	17,217	1,373,228
Imago Biosciences, Inc. (a)	47,824	640,363
Immuneering Corp., Class A (a)(d)	14,456	78,207
Immunocore Holdings PLC, ADR (a)	9,668	360,713
Incyte Corp. (a)	26,918	2,044,960
Ionis Pharmaceuticals, Inc. (a)	15,110	559,372
Krystal Biotech, Inc. (a)	4,198	275,641
Moderna, Inc. (a)	29,223	4,174,506
Monte Rosa Therapeutics, Inc. (a)	28,575	276,320
MoonLake Immunotherapeutics (a)(d)	11,715	61,504
Neurocrine Biosciences, Inc. (a)	23,254	2,266,800
PMV Pharmaceuticals, Inc. (a)	17,490	249,232
Point Biopharma Global, Inc. (a)(d)	27,000	183,870
Prothena Corp. PLC (a)	17,159	465,867
Regeneron Pharmaceuticals, Inc. (a)	9,757	5,767,655
Revolution Medicines, Inc. (a)	10,535	205,327
Sarepta Therapeutics, Inc. (a)	22,753	1,705,565
Seagen, Inc. (a)	20,872	3,693,092
Sierra Oncology, Inc. (a)	10,571	581,299
Sigilon Therapeutics, Inc. (a)	19,555	16,231
Talaris Therapeutics, Inc. (a)	23,939	107,965
Tenaya Therapeutics, Inc. (a)	25,502	143,576
TScan Therapeutics, Inc. (a)	29,940	94,161
Vertex Pharmaceuticals, Inc. (a)	41,974	11,827,853

		103,372,818

Diversified Financial Services (a) — 0.3%
Health Assurance Acquisition Corp., Class A	90,235	891,522
Health Sciences Acquisitions Corp. 2	13,696	136,412
MedTech Acquisition Corp., Class A	42,753	420,690

		1,448,624

Health Care Equipment & Supplies — 14.8%
Abbott Laboratories (b)	206,357	22,420,688
ABIOMED, Inc. (a)	14,359	3,553,996
Alcon, Inc.	53,199	3,718,078
Bausch & Lomb Corp. (a)(d)	75,830	1,155,649
Baxter International, Inc.	71,467	4,590,325
Boston Scientific Corp. (a)	260,597	9,712,450
Cooper Cos., Inc.	5,056	1,583,135
DexCom, Inc. (a)	41,320	3,079,580

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Edwards Lifesciences Corp. (a)	42,331	$4,025,255
Insulet Corp. (a)	7,050	1,536,477
Intuitive Surgical, Inc. (a)	20,504	4,115,358
Medtronic PLC	91,659	8,226,395
Nevro Corp. (a)	41,187	1,805,226
Novocure Ltd. (a)	10,555	733,573
Omnicell, Inc. (a)	6,425	730,844
ResMed, Inc.	20,674	4,333,891
Stryker Corp.	30,152	5,998,137
Teleflex, Inc.	4,190	1,030,111
Zimmer Biomet Holdings, Inc.	14,617	1,535,662

		83,884,830

Health Care Providers & Services — 23.3%
Agiliti, Inc. (a)	75,106	1,540,424
Agilon Health, Inc. (a)	21,477	468,843
Amedisys, Inc. (a)	22,677	2,383,806
AmerisourceBergen Corp.	53,668	7,592,949
Centene Corp. (a)	70,991	6,006,549
Cigna Corp.	53,494	14,096,739
CVS Health Corp.	45,115	4,180,356
Elevance Health, Inc. (b)	35,882	17,315,936
Encompass Health Corp.	43,989	2,465,583
Guardant Health, Inc. (a)	11,675	470,969
HCA Healthcare, Inc.	8,085	1,358,765
Henry Schein, Inc. (a)	14,175	1,087,789
LHC Group, Inc. (a)	20,224	3,149,686
McKesson Corp.	23,385	7,628,421
Quest Diagnostics, Inc.	58,849	7,825,740
UnitedHealth Group, Inc. (b)	105,815	54,349,758

		131,922,313

Health Care Technology — 0.1%
Teladoc Health, Inc. (a)	18,461	613,090

Life Sciences Tools & Services — 10.6%
10X Genomics, Inc., Class A (a)	8,445	382,136
Agilent Technologies, Inc.	62,230	7,391,057
Avantor, Inc. (a)	125,192	3,893,471
Danaher Corp.	53,025	13,442,898
Icon PLC (a)	9,290	2,013,143
IQVIA Holdings, Inc. (a)	22,533	4,889,436
IsoPlexis Corp. (a)	30,336	65,526
Nautilus Biotechnology, Inc. (a)	16,560	44,546
QIAGEN NV (a)	25,121	1,185,711
Rapid Micro Biosystems, Inc., Class A (a)(d)	20,561	88,412
Thermo Fisher Scientific, Inc. (e)	41,358	22,468,974
Waters Corp. (a)	10,760	3,561,345
West Pharmaceutical Services, Inc.	2,815	851,172

		60,277,827

Pharmaceuticals — 27.2%
AstraZeneca PLC	75,201	9,920,646
AstraZeneca PLC, ADR	24,607	1,625,784
Bristol-Myers Squibb Co.	108,356	8,343,412
Daiichi Sankyo Co. Ltd.	104,800	2,665,324
Eli Lilly & Co.	87,986	28,527,701
Hansoh Pharmaceutical Group Co. Ltd. (c)	882,438	1,786,883
Johnson & Johnson (b)(e)	171,201	30,389,890
Merck & Co., Inc. (b)	221,709	20,213,210
Pfizer, Inc. (b)	466,186	24,442,132
Roche Holding AG	5,766	1,927,573

68	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Sanofi	81,522	$8,221,170
Sanofi, ADR	62,750	3,139,382
Zoetis, Inc., Class A	74,312	12,773,490

		153,976,597

Total Common Stocks — 94.6% (Cost: $385,232,243)		535,496,099

	Benefical Interest (000)

Other Interests

Pharmaceuticals — 0.0%
Afferent Pharmaceuticals, Inc. (f)(g)	$190	150,226

Total Other Interests — 0.0% (Cost: $ — )		150,226

	Shares

Preferred Securities

Preferred Stocks — 0.9% (f)(h)

Biotechnology — 0.3%
Affinvax, Inc., Series C, (Acquired 01/06/21, Cost: $199,992)	6,331	400,816
Cellarity, Inc., Series B, (Acquired 01/15/21, Cost: $265,002)	44,167	212,002
Goldfinch Biopharma, Inc., Series B, (Acquired 06/26/20, Cost: $224,200)	190,000	254,600
Laronde, Inc., Series B, (Acquired 07/28/21, Cost: $590,800)	21,100	531,720
Neurogene, Inc., Series B, (Acquired 12/14/20, Cost: $260,568)	106,790	260,567

		1,659,705

Health Care Equipment & Supplies — 0.3%
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $595,999)	101,741	397,807
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $1,070,001)	367,395	988,292
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $515,759)	4,243,029	340,893
Swift Health Systems, Inc., Series D, (Acquired 08/27/21, Cost: $286,998)	92,580	205,528

		1,932,520

Pharmaceuticals — 0.1%
Insitro, Inc., Series C, (Acquired 03/10/21, Cost: $560,000)	30,616	391,885

Software — 0.2%
Carbon Health Technologies, Inc., (Acquired 07/09/21, Cost: $907,000)	907	892,189

		4,876,299

Total Preferred Securities — 0.9% (Cost: $5,476,319)		4,876,299

Security	Shares	Value

Warrants

Diversified Financial Services — 0.0%
Health Assurance Acquisition Corp. (Expires 11/12/2025) (a)	12,859	$1,733

Health Care Providers & Services — 0.0%
CareMax, Inc. (Expires 06/08/2026) (a)	4,201	2,731

Pharmaceuticals — 0.0%
Nuvation Bio, Inc. (Expires 7/7/2027) (a)	4,050	1,134

Total Warrants — 0.0% (Cost: $53,161)		5,598

Total Long-Term Investments — 95.5% (Cost: $390,761,723)		540,528,222

Short-Term Securities

Money Market Funds — 5.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (i)(j)	31,712,586	31,712,585
SL Liquidity Series, LLC, Money Market Series, 1.73% (i)(j)(k)	588,991	588,874

Total Short-Term Securities — 5.7% (Cost: $32,301,485)		32,301,459

Total Investments Before Options Written — 101.2% (Cost: $423,063,208)		572,829,681

Options Written — (1.1)% (Premiums Received: $(4,879,676))		(6,201,260)

Total Investments, Net of Options Written — 100.1% (Cost: $418,183,532)		566,628,421

Liabilities in Excess of Other Assets — (0.1)%		(567,492)

Net Assets — 100.0%		$566,060,929

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(h)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $4,876,299, representing 0.9% of its net assets as of period end, and an original cost of $5,476,319.

(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Health Sciences Trust (BME)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$27,581,316	$4,131,269	(a)	$—	$—	$—	$31,712,585	31,712,586	$58,372		$—
SL Liquidity Series, LLC, Money Market Series	211,489	377,587	(a)	—	(184)	(18)	588,874	588,991	6,274	(b)	—

					$(184)	$(18)	$32,301,459		$64,646		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AmerisourceBergen Corp.	44	07/01/22	USD	160.00	USD	623	$(1,100)
Baxter International, Inc.	124	07/01/22	USD	75.00	USD	796	(620)
Biogen, Inc.	75	07/01/22	USD	205.00	USD	1,530	(10,125)
Boston Scientific Corp.	86	07/01/22	USD	41.00	USD	321	(6,450)
Centene Corp.	112	07/01/22	USD	86.00	USD	948	(1,400)
Cigna Corp.	111	07/01/22	USD	265.00	USD	2,925	(18,037)
McKesson Corp.	19	07/01/22	USD	330.00	USD	620	(1,663)
UnitedHealth Group, Inc.	65	07/01/22	USD	505.00	USD	3,339	(64,187)
Abbott Laboratories	170	07/08/22	USD	109.00	USD	1,847	(25,585)
AbbVie, Inc.	201	07/08/22	USD	150.00	USD	3,079	(92,460)
AmerisourceBergen Corp.	136	07/08/22	USD	155.00	USD	1,924	(28,560)
Amgen, Inc.	59	07/08/22	USD	245.00	USD	1,435	(11,889)
Anthem, Inc.	50	07/08/22	USD	465.00	USD	2,413	(100,750)
Anthem, Inc.	18	07/08/22	USD	477.50	USD	869	(19,980)
Baxter International, Inc.	18	07/08/22	USD	67.50	USD	116	(900)
Biogen, Inc.	74	07/08/22	USD	210.00	USD	1,509	(14,060)
Centene Corp.	87	07/08/22	USD	85.00	USD	736	(11,528)
Cigna Corp.	70	07/08/22	USD	260.00	USD	1,845	(48,300)
Edwards Lifesciences Corp.	117	07/08/22	USD	105.00	USD	1,113	(26,325)
McKesson Corp.	32	07/08/22	USD	345.00	USD	1,044	(3,840)
UnitedHealth Group, Inc.	2	07/08/22	USD	515.00	USD	103	(1,650)
Vertex Pharmaceuticals, Inc.	55	07/08/22	USD	285.00	USD	1,550	(17,050)
10X Genomics, Inc., Class A	32	07/15/22	USD	40.00	USD	145	(22,560)
Abbott Laboratories	236	07/15/22	USD	120.00	USD	2,564	(2,006)
ABIOMED, Inc.	29	07/15/22	USD	272.00	USD	718	(4,185)
Agilent Technologies, Inc.	30	07/15/22	USD	130.00	USD	356	(825)
Agilent Technologies, Inc.	60	07/15/22	USD	135.00	USD	713	(4,500)
Agilent Technologies, Inc.	20	07/15/22	USD	120.00	USD	238	(4,900)
Agilon Health, Inc.	41	07/15/22	USD	22.50	USD	90	(3,895)
Alkermes PLC	20	07/15/22	USD	31.00	USD	60	(1,950)
Alnylam Pharmaceuticals, Inc.	43	07/15/22	USD	160.00	USD	627	(45,795)
Amedisys, Inc.	40	07/15/22	USD	135.00	USD	420	(11,200)
AmerisourceBergen Corp.	3	07/15/22	USD	150.00	USD	42	(135)
Amgen, Inc.	70	07/15/22	USD	250.00	USD	1,703	(9,590)
Anthem, Inc.	50	07/15/22	USD	480.00	USD	2,413	(62,750)
Arcutis Biotherapeutics, Inc.	54	07/15/22	USD	25.00	USD	115	(1,755)
Argenx SE	8	07/15/22	USD	350.00	USD	303	(26,680)
Avantor, Inc.	245	07/15/22	USD	31.25	USD	762	(18,644)
Baxter International, Inc.	17	07/15/22	USD	67.50	USD	109	(595)
Baxter International, Inc.	79	07/15/22	USD	68.00	USD	507	(4,740)
BioMarin Pharmaceutical, Inc.	61	07/15/22	USD	90.00	USD	506	(3,965)

70	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
BioMarin Pharmaceutical, Inc.	2	07/15/22	USD	85.00	USD	17	$(290)
Boston Scientific Corp.	43	07/15/22	USD	40.00	USD	160	(968)
Centene Corp.	70	07/15/22	USD	87.50	USD	592	(7,350)
Cerevel Therapeutics Holdings, Inc.	31	07/15/22	USD	30.00	USD	82	(5,270)
Cigna Corp.	22	07/15/22	USD	270.00	USD	580	(8,910)
Cooper Cos., Inc.	13	07/15/22	USD	350.00	USD	407	(6,240)
Danaher Corp.	79	07/15/22	USD	270.00	USD	2,003	(11,060)
Danaher Corp.	10	07/15/22	USD	250.00	USD	254	(9,150)
DexCom, Inc.	84	07/15/22	USD	85.00	USD	626	(3,990)
Eli Lilly & Co.	125	07/15/22	USD	320.00	USD	4,053	(140,312)
Encompass Health Corp.	167	07/15/22	USD	60.00	USD	936	(16,700)
Exact Sciences Corp.	58	07/15/22	USD	45.00	USD	228	(3,770)
Gilead Sciences, Inc.	38	07/15/22	USD	63.00	USD	235	(2,223)
Guardant Health, Inc.	22	07/15/22	USD	45.00	USD	89	(2,365)
Henry Schein, Inc.	80	07/15/22	USD	80.00	USD	614	(6,000)
Horizon Therapeutics PLC	41	07/15/22	USD	100.00	USD	327	(9,123)
Immunocore Holdings PLC	18	07/15/22	USD	30.00	USD	67	(15,390)
Incyte Corp.	102	07/15/22	USD	72.50	USD	775	(41,565)
Insulet Corp.	13	07/15/22	USD	220.00	USD	283	(12,350)
Intuitive Surgical, Inc.	57	07/15/22	USD	240.00	USD	1,144	(2,138)
Intuitive Surgical, Inc.	20	07/15/22	USD	215.00	USD	401	(4,500)
Ionis Pharmaceuticals, Inc.	14	07/15/22	USD	45.00	USD	52	(245)
Ionis Pharmaceuticals, Inc.	14	07/15/22	USD	40.00	USD	52	(980)
IQVIA Holdings, Inc.	26	07/15/22	USD	210.00	USD	564	(27,430)
Johnson & Johnson	78	07/15/22	USD	180.00	USD	1,385	(14,118)
Johnson & Johnson	78	07/15/22	USD	182.50	USD	1,385	(7,722)
Krystal Biotech, Inc.	10	07/15/22	USD	60.00	USD	66	(7,100)
Merck & Co., Inc.	336	07/15/22	USD	92.50	USD	3,063	(42,504)
Moderna, Inc.	58	07/15/22	USD	145.00	USD	829	(40,455)
Neurocrine Biosciences, Inc.	44	07/15/22	USD	90.00	USD	429	(36,740)
Nevro Corp.	61	07/15/22	USD	45.00	USD	267	(12,505)
Novocure Ltd.	40	07/15/22	USD	75.00	USD	278	(7,600)
Pfizer, Inc.	199	07/15/22	USD	55.00	USD	1,043	(7,861)
Qiagen NV	17	07/15/22	USD	45.00	USD	80	(4,505)
Quest Diagnostics, Inc.	46	07/15/22	USD	150.00	USD	612	(5,175)
Regeneron Pharmaceuticals, Inc.	22	07/15/22	USD	690.00	USD	1,300	(1,980)
ResMed, Inc.	35	07/15/22	USD	210.00	USD	734	(19,075)
ResMed, Inc.	43	07/15/22	USD	220.00	USD	901	(8,385)
Revolution Medicines, Inc.	20	07/15/22	USD	22.50	USD	39	(550)
Sanofi, ADR	134	07/15/22	USD	55.00	USD	670	(1,675)
Sarepta Therapeutics, Inc.	59	07/15/22	USD	85.00	USD	442	(13,275)
Seagen, Inc.	64	07/15/22	USD	155.00	USD	1,132	(156,800)
Teladoc Health, Inc.	30	07/15/22	USD	40.00	USD	100	(1,170)
UnitedHealth Group, Inc.	209	07/15/22	USD	480.00	USD	10,735	(784,272)
Vertex Pharmaceuticals, Inc.	54	07/15/22	USD	285.00	USD	1,522	(33,210)
West Pharmaceutical Services, Inc.	5	07/15/22	USD	310.00	USD	151	(2,950)
Zimmer Biomet Holdings, Inc.	40	07/15/22	USD	115.00	USD	420	(1,100)
Zoetis, Inc., Class A	119	07/15/22	USD	175.00	USD	2,045	(26,180)
Zoetis, Inc., Class A	39	07/15/22	USD	180.00	USD	670	(6,435)
Abbott Laboratories	103	07/22/22	USD	112.00	USD	1,119	(16,377)
AbbVie, Inc.	201	07/22/22	USD	150.00	USD	3,079	(111,555)
AmerisourceBergen Corp.	17	07/22/22	USD	155.00	USD	241	(808)
Amgen, Inc.	60	07/22/22	USD	250.00	USD	1,460	(16,470)
Anthem, Inc.	19	07/22/22	USD	485.00	USD	917	(28,025)
AstraZeneca PLC	93	07/22/22	USD	65.00	USD	614	(22,785)
Baxter International, Inc.	77	07/22/22	USD	75.00	USD	495	(9,625)
Boston Scientific Corp.	273	07/22/22	USD	43.00	USD	1,017	(17,745)
Bristol-Myers Squibb Co.	287	07/22/22	USD	78.00	USD	2,210	(34,153)
CVS Health Corp.	25	07/22/22	USD	97.00	USD	232	(1,650)
Gilead Sciences, Inc.	82	07/22/22	USD	63.00	USD	507	(7,380)
Gilead Sciences, Inc.	100	07/22/22	USD	61.00	USD	618	(27,600)
Gilead Sciences, Inc.	39	07/22/22	USD	65.00	USD	241	(1,326)

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Johnson & Johnson	338	07/22/22	USD	180.00	USD	6,000	$(92,950)
McKesson Corp.	17	07/22/22	USD	330.00	USD	555	(11,730)
Medtronic PLC	93	07/22/22	USD	99.00	USD	835	(3,348)
Merck & Co., Inc.	260	07/22/22	USD	92.00	USD	2,370	(48,100)
Moderna, Inc.	53	07/22/22	USD	140.00	USD	757	(59,227)
Pfizer, Inc.	199	07/22/22	USD	55.00	USD	1,043	(11,244)
Pfizer, Inc.	138	07/22/22	USD	52.00	USD	724	(24,909)
Teladoc Health, Inc.	30	07/22/22	USD	38.00	USD	100	(3,180)
UnitedHealth Group, Inc.	126	07/22/22	USD	505.00	USD	6,472	(280,980)
Vertex Pharmaceuticals, Inc.	50	07/22/22	USD	270.00	USD	1,409	(80,750)
Waters Corp.	40	07/28/22	USD	333.00	USD	1,324	(50,547)
Abbott Laboratories	169	07/29/22	USD	111.00	USD	1,836	(40,306)
AmerisourceBergen Corp.	1	07/29/22	USD	150.00	USD	14	(133)
AmerisourceBergen Corp.	2	07/29/22	USD	155.00	USD	28	(125)
Amgen, Inc.	66	07/29/22	USD	250.00	USD	1,606	(20,031)
Baxter International, Inc.	40	07/29/22	USD	70.00	USD	257	(2,200)
Boston Scientific Corp.	265	07/29/22	USD	37.00	USD	988	(47,037)
CVS Health Corp.	108	07/29/22	USD	92.00	USD	1,001	(32,238)
Edwards Lifesciences Corp.	89	07/29/22	USD	90.00	USD	846	(69,420)
Eli Lilly & Co.	209	07/29/22	USD	325.00	USD	6,776	(245,052)
Gilead Sciences, Inc.	254	07/29/22	USD	60.00	USD	1,570	(89,408)
Johnson & Johnson	155	07/29/22	USD	175.00	USD	2,751	(93,775)
Medtronic PLC	22	07/29/22	USD	95.00	USD	197	(1,254)
Medtronic PLC	108	07/29/22	USD	90.00	USD	969	(23,220)
Sarepta Therapeutics, Inc.	17	07/29/22	USD	80.00	USD	127	(6,630)
Abbott Laboratories	100	08/05/22	USD	111.00	USD	1,087	(27,850)
Boston Scientific Corp.	323	08/05/22	USD	40.00	USD	1,204	(23,417)
Bristol-Myers Squibb Co.	124	08/05/22	USD	79.00	USD	955	(18,166)
CVS Health Corp.	38	08/05/22	USD	97.00	USD	352	(5,529)
Medtronic PLC	125	08/05/22	USD	92.00	USD	1,122	(31,875)
Pfizer, Inc.	820	08/05/22	USD	53.00	USD	4,299	(141,040)
Teladoc Health, Inc.	10	08/05/22	USD	39.00	USD	33	(1,940)
AbbVie, Inc.	104	08/19/22	USD	160.00	USD	1,593	(31,356)
Agilent Technologies, Inc.	83	08/19/22	USD	125.00	USD	986	(29,880)
Agilon Health, Inc.	40	08/19/22	USD	22.50	USD	87	(8,900)
Alcon, Inc.	28	08/19/22	USD	72.50	USD	196	(6,300)
Alkermes PLC	24	08/19/22	USD	30.00	USD	71	(4,380)
Alnylam Pharmaceuticals, Inc.	16	08/19/22	USD	170.00	USD	233	(28,800)
Amedisys, Inc.	45	08/19/22	USD	130.00	USD	473	(8,775)
Arcutis Biotherapeutics, Inc.	55	08/19/22	USD	22.50	USD	117	(13,612)
Arcutis Biotherapeutics, Inc.	53	08/19/22	USD	25.00	USD	113	(5,830)
Argenx SE	17	08/19/22	USD	370.00	USD	644	(56,695)
Avantor, Inc.	230	08/19/22	USD	32.50	USD	715	(27,025)
Bausch & Lomb Corp.	144	08/19/22	USD	17.50	USD	219	(9,000)
BioMarin Pharmaceutical, Inc.	67	08/19/22	USD	77.00	USD	555	(61,537)
Cerevel Therapeutics Holdings, Inc.	32	08/19/22	USD	35.00	USD	85	(8,400)
Cooper Cos., Inc.	6	08/19/22	USD	340.00	USD	188	(3,300)
Danaher Corp.	112	08/19/22	USD	280.00	USD	2,839	(39,200)
DexCom, Inc.	73	08/19/22	USD	75.00	USD	544	(48,180)
Enanta Pharmaceuticals, Inc.	11	08/19/22	USD	45.00	USD	52	(7,865)
Genmab A/S	64	08/19/22	USD	30.00	USD	208	(25,120)
Guardant Health, Inc.	22	08/19/22	USD	45.00	USD	89	(7,920)
HCA Healthcare, Inc.	44	08/19/22	USD	195.00	USD	739	(9,790)
Horizon Therapeutics PLC	40	08/19/22	USD	90.00	USD	319	(9,600)
Icon PLC	35	08/19/22	USD	220.00	USD	758	(44,275)
IQVIA Holdings, Inc.	26	08/19/22	USD	220.00	USD	564	(26,390)
IQVIA Holdings, Inc.	33	08/19/22	USD	230.00	USD	716	(21,120)
Krystal Biotech, Inc.	10	08/19/22	USD	60.00	USD	66	(9,350)
Merck & Co., Inc.	246	08/19/22	USD	95.00	USD	2,243	(47,601)
Neurocrine Biosciences, Inc.	44	08/19/22	USD	95.00	USD	429	(34,320)
Omnicell, Inc.	24	08/19/22	USD	125.00	USD	273	(8,100)
Pfizer, Inc.	415	08/19/22	USD	52.50	USD	2,176	(96,280)

72	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Qiagen NV	78	08/19/22	USD	47.00	USD	368	$(21,844)
Quest Diagnostics, Inc.	40	08/19/22	USD	135.00	USD	532	(17,400)
Quest Diagnostics, Inc.	91	08/19/22	USD	145.00	USD	1,210	(11,603)
Regeneron Pharmaceuticals, Inc.	15	08/19/22	USD	615.00	USD	887	(29,925)
Sanofi, ADR	104	08/19/22	USD	51.25	USD	520	(15,620)
Sarepta Therapeutics, Inc.	10	08/19/22	USD	90.00	USD	75	(2,375)
Seagen, Inc.	111	08/19/22	USD	180.00	USD	1,964	(150,405)
Stryker Corp.	114	08/19/22	USD	210.00	USD	2,268	(66,120)
Thermo Fisher Scientific, Inc.	148	08/19/22	USD	550.00	USD	8,041	(342,620)
Zimmer Biomet Holdings, Inc.	15	08/19/22	USD	110.00	USD	158	(4,950)
Zoetis, Inc., Class A	116	08/19/22	USD	165.50	USD	1,994	(140,046)
ABIOMED, Inc.	25	09/16/22	USD	270.00	USD	619	(35,375)

							$(5,779,084)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Daiichi Sankyo Co. Ltd.	Goldman Sachs International	22,600	07/06/22	JPY	3,500.12	JPY	77,676	$(6,388)
Roche Holding AG	Morgan Stanley & Co. International PLC	1,100	07/06/22	CHF	330.67	CHF	350	(587)
Alkermes PLC	Citibank N.A.	1,900	07/07/22	USD	31.06	USD	57	(977)
Alcon, Inc.	Barclays Bank PLC	6,900	07/11/22	USD	75.62	USD	482	(821)
Alcon, Inc.	Citibank N.A.	6,800	07/11/22	USD	74.49	USD	475	(1,545)
AstraZeneca PLC	Merrill Lynch International	21,900	07/19/22	GBP	108.29	GBP	2,365	(67,565)
Daiichi Sankyo Co. Ltd.	Goldman Sachs International	10,400	07/20/22	JPY	3,517.50	JPY	35,745	(5,542)
Alcon, Inc.	Bank of America N.A.	3,700	07/25/22	USD	76.85	USD	259	(1,515)
Alkermes PLC	Citibank N.A.	2,000	07/26/22	USD	30.69	USD	60	(1,754)
Teleflex, Inc.	Barclays Bank PLC	1,500	07/26/22	USD	261.64	USD	369	(5,853)
West Pharmaceutical Services, Inc.	JPMorgan Chase Bank N.A.	500	07/26/22	USD	316.62	USD	151	(3,439)
AstraZeneca PLC	Goldman Sachs International	3,000	07/27/22	GBP	99.22	GBP	324	(36,148)
Agilent Technologies, Inc.	JPMorgan Chase Bank N.A.	4,300	07/28/22	USD	118.64	USD	511	(20,434)
Hansoh Pharmaceutical Group Ltd.	Goldman Sachs International	110,000	07/28/22	HKD	13.87	HKD	1,742	(33,311)
Insulet Corp.	Barclays Bank PLC	1,300	07/28/22	USD	216.11	USD	283	(19,220)
Quest Diagnostics, Inc.	Bank of America N.A.	4,600	07/28/22	USD	139.79	USD	612	(8,594)
Roche Holding AG	JPMorgan Chase Bank N.A.	1,000	07/28/22	CHF	309.78	CHF	319	(14,153)
AstraZeneca PLC	Credit Suisse International	3,000	08/03/22	GBP	99.13	GBP	324	(38,424)
Hansoh Pharmaceutical Group Ltd.	JPMorgan Chase Bank N.A.	158,000	08/03/22	HKD	14.42	HKD	2,503	(42,138)
Ionis Pharmaceuticals, Inc.	Barclays Bank PLC	2,900	08/03/22	USD	35.48	USD	107	(10,484)
Daiichi Sankyo Co. Ltd.	JPMorgan Chase Bank N.A.	6,800	08/09/22	JPY	3,226.10	JPY	23,372	(15,561)
Sanofi	Credit Suisse International	15,200	08/09/22	EUR	98.75	EUR	1,464	(32,718)
Sanofi	Goldman Sachs International	15,700	08/09/22	EUR	98.21	EUR	1,513	(37,130)
Genmab A/S	Goldman Sachs International	900	08/11/22	DKK	2,371.95	DKK	2,067	(11,138)
Hansoh Pharmaceutical Group Ltd.	Goldman Sachs International	66,000	08/11/22	HKD	17.40	HKD	1,045	(6,737)

								$(422,176)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$955,304	$(2,276,888)	$(6,201,260)

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Health Sciences Trust (BME)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$6,201,260	$—	$—	$—	$6,201,260

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$—	$—	$(274)	$—	$—	$—	$(274)
Options written	—	—	6,064,252	—	—	—	6,064,252

	$—	$—	$6,063,978	$—	$—	$—	$6,063,978

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$2,413,383	$—	$—	$—	$2,413,383

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$25
Average value of option contracts written	$(6,807,414)
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$6,201,260

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	6,201,260

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(5,779,084)

Total derivative assets and liabilities subject to an MNA	$—	$422,176

74	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Health Sciences Trust (BME)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$10,109	$—	$—	$—	$10,109
Barclays Bank PLC	36,378	—	—	—	36,378
Citibank N.A.	4,276	—	—	—	4,276
Credit Suisse International	71,142	—	—	—	71,142
Goldman Sachs International	136,394	—	(136,394)	—	—
JPMorgan Chase Bank N.A.	95,725	—	(95,725)	—	—
Merrill Lynch International	67,565	—	—	—	67,565
Morgan Stanley & Co. International PLC	587	—	—	—	587

	$422,176	$—	$(232,119)	$—	$190,057

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$102,474,724	$898,094	$—	$103,372,818
Diversified Financial Services	1,448,624	—	—	1,448,624
Health Care Equipment & Supplies	83,884,830	—	—	83,884,830
Health Care Providers & Services	131,922,313	—	—	131,922,313
Health Care Technology	613,090	—	—	613,090
Life Sciences Tools & Services	60,277,827	—	—	60,277,827
Pharmaceuticals	129,455,001	24,521,596	—	153,976,597
Other Interests	—	—	150,226	150,226
Preferred Securities
Preferred Stocks	—	—	4,876,299	4,876,299
Warrants	5,598	—	—	5,598
Short-Term Securities
Money Market Funds	31,712,585	—	—	31,712,585

	$541,794,592	$25,419,690	$5,026,525	572,240,807

Investments Valued at NAV (a)				588,874

				$572,829,681

Derivative Financial Instruments (b)
Liabilities
Equity Contracts	$(5,466,661)	$(734,599)	$—	$(6,201,260)

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (unaudited) June 30, 2022	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 31.6%
Abbisko Cayman Ltd., (Acquired 10/29/21, Cost: $14,841,983) (a)	10,378,250	$4,734,941
AbbVie, Inc.	194,795	29,834,802
Acumen Pharmaceuticals, Inc. (b)	1,426,503	6,704,564
Akouos, Inc. (b)	287,850	1,350,016
Alkermes PLC (b)	1,163,110	34,649,047
Alnylam Pharmaceuticals, Inc. (b)(c)	88,342	12,884,681
Ambrx Biopharma, Inc., ADR (b)	1,265,827	3,354,442
Annexon, Inc. (b)	237,835	896,638
Applied Molecular Transport, Inc. (b)	99,096	288,369
Arcutis Biotherapeutics, Inc. (b)	511,332	10,896,485
Argenx SE, ADR (b)	104,304	39,518,700
Arrowhead Pharmaceuticals, Inc. (b)	81,025	2,852,890
Biogen, Inc. (b)	71,495	14,580,690
Biohaven Pharmaceutical Holding Co. Ltd. (b)	198,310	28,895,750
BioMarin Pharmaceutical, Inc. (b)	365,103	30,256,086
Biomea Fusion, Inc. (b)(d)	521,404	6,246,420
Cerevel Therapeutics Holdings, Inc. (b)	266,656	7,050,385
Connect Biopharma Holdings Ltd. (b)	1,125,262	978,978
Day One Biopharmaceuticals, Inc. (b)	378,535	6,775,776
Decibel Therapeutics, Inc. (b)	793,527	3,340,749
Design Therapeutics, Inc. (b)	841,761	11,784,654
Enanta Pharmaceuticals, Inc. (b)	20,508	969,413
Everest Medicines Ltd., (Acquired 05/29/20, Cost: $11,209,200) (a)	3,113,667	8,928,163
Everest Medicines Ltd. (b)(e)	433,000	1,244,077
Exact Sciences Corp. (b)	239,870	9,448,479
Exelixis, Inc. (b)	599,520	12,482,006
Fate Therapeutics, Inc. (b)	54,634	1,353,831
Galapagos NV, ADR (b)	74,410	4,152,078
Genmab A/S (b)	34,827	11,299,439
Genmab A/S, ADR (b)	114,086	3,706,654
Gilead Sciences, Inc	254,765	15,747,025
Gracell Biotechnologies, Inc., ADR (b)	340,846	1,874,653
Halozyme Therapeutics, Inc. (b)	502,750	22,121,000
Horizon Therapeutics PLC (b)	186,009	14,836,078
Imago Biosciences, Inc. (b)	1,120,866	15,008,396
Immuneering Corp., Class A (b)(d)	817,261	4,421,382
Immunocore Holdings PLC, ADR (b)	59,868	2,233,675
Immunocore Ltd.	321,900	12,010,089
ImmunoGen, Inc. (b)	497,785	2,240,032
Insmed, Inc. (b)	125,556	2,475,964
Ionis Pharmaceuticals, Inc. (b)	468,285	17,335,911
Karuna Therapeutics, Inc. (b)	32,205	4,074,255
Keros Therapeutics, Inc. (b)	200,607	5,542,771
Kinnate Biopharma, Inc. (b)	295,538	3,726,734
Kronos Bio, Inc. (b)	284,272	1,034,750
Krystal Biotech, Inc. (b)	86,357	5,670,201
Legend Biotech Corp., ADR (b)	49,415	2,717,825
LianBio, ADR (b)	615,188	1,328,806
Monte Rosa Therapeutics, Inc. (b)(d)	764,573	7,393,421
MoonLake Immunotherapeutics (b)(d)	216,150	1,134,788
Neurocrine Biosciences, Inc. (b)	293,280	28,588,934
Omega Therapeutics, Inc. (b)(d)	408,287	1,551,491
PMV Pharmaceuticals, Inc. (b)	305,830	4,358,077
Point Biopharma Global, Inc. (b)(d)	394,898	2,689,255
Prothena Corp. PLC (b)	218,511	5,932,574
RAPT Therapeutics, Inc. (b)	178,545	3,258,446
Revolution Medicines, Inc. (b)	280,503	5,467,003

Security	Shares	Value

Biotechnology (continued)
Sage Therapeutics, Inc. (b)	62,405	$2,015,681
Sarepta Therapeutics, Inc. (b)(c)	459,519	34,445,544
Seagen, Inc. (b)(c)(f)	79,130	14,001,262
Sierra Oncology, Inc. (b)	200,737	11,038,528
Sigilon Therapeutics, Inc. (b)	564,538	468,567
Talaris Therapeutics, Inc. (b)	748,614	3,376,249
Tenaya Therapeutics, Inc. (b)	165,729	933,054
TScan Therapeutics, Inc. (b)	855,317	2,689,972
Twist Bioscience Corp. (b)	204,550	7,151,068
Ultragenyx Pharmaceutical, Inc. (b)	56,345	3,361,543
United Therapeutics Corp. (b)(c)(f)	55,704	13,126,091
Vertex Pharmaceuticals, Inc. (b)(f)	235,570	66,381,270
Zentalis Pharmaceuticals, Inc. (b)	191,741	5,387,922

		670,609,490

Diversified Financial Services (b) — 2.3%
DA32 Life Science Tech Acquisition Corp., Class A (g)	1,496,819	14,504,176
Eucrates Biomedical Acquisition Corp. (g)	897,657	8,886,804
Health Assurance Acquisition Corp., Class A	1,361,273	13,449,377
Health Sciences Acquisitions Corp. 2	233,344	2,324,106
MedTech Acquisition Corp., Class A	917,284	9,026,075

		48,190,538

Electronic Equipment, Instruments & Components — 0.3%
908 Devices, Inc. (b)	274,084	5,643,390

Health Care Equipment & Supplies — 21.3%
ABIOMED, Inc. (b)(c)	98,636	24,413,396
Alcon, Inc.	736,189	51,452,249
Align Technology, Inc. (b)	36,710	8,688,156
Bausch & Lomb Corp. (b)(d)	505,947	7,710,632
Baxter International, Inc.	225,890	14,508,915
ConvaTec Group PLC (e)	4,411,215	12,091,049
Cooper Cos., Inc.	73,600	23,045,632
DexCom, Inc. (b)	346,628	25,834,185
Edwards Lifesciences Corp. (b)	173,153	16,465,119
Globus Medical, Inc., Class A (b)	104,070	5,842,490
Hologic, Inc. (b)(c)	269,455	18,673,231
Insulet Corp. (b)	109,670	23,901,480
Intuitive Surgical, Inc. (b)(f)	71,013	14,253,019
Nevro Corp. (b)(c)	511,890	22,436,139
Novocure Ltd. (b)	127,530	8,863,335
Nyxoah SA (b)(d)	648,041	6,156,389
Omnicell, Inc. (b)	140,725	16,007,469
Penumbra, Inc. (b)	111,508	13,884,976
Pulmonx Corp. (b)	183,221	2,697,013
ResMed, Inc. (c)	196,756	41,245,960
SI-BONE, Inc. (b)	204,910	2,704,812
Silk Road Medical, Inc. (b)	204,932	7,457,475
Sonova Holding AG, Registered Shares	47,915	15,312,740
STERIS PLC	98,550	20,316,082
Tandem Diabetes Care, Inc. (b)(c)	238,345	14,107,641
Teleflex, Inc.	59,702	14,677,737
Zimmer Biomet Holdings, Inc.	187,613	19,710,622

		452,457,943

Health Care Providers & Services — 12.2%
Addus HomeCare Corp. (b)	42,050	3,501,924
Agilon Health, Inc. (b)	282,683	6,170,970
Amedisys, Inc. (b)	164,226	17,263,437
AmerisourceBergen Corp.	193,455	27,370,013
Amplifon SpA	291,905	8,974,490

76	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Cano Health, Inc. (b)	887,562	$3,887,522
CareMax, Inc., (Acquired 07/22/21, Cost: $14,077,000) (a)	1,407,700	5,109,951
Chemed Corp.	10,662	5,004,636
CVS Health Corp.	160,650	14,885,829
Elevance Health, Inc.	45,345	21,882,590
Encompass Health Corp. (c)	370,028	20,740,069
Guardant Health, Inc. (b)	233,615	9,424,029
Henry Schein, Inc. (b)	67,505	5,180,334
Kindstar Globalgene Technology, Inc. (b)(e)	4,092,500	1,130,635
LHC Group, Inc. (b)(c)	233,659	36,390,053
Quest Diagnostics, Inc.	260,825	34,684,509
R1 RCM, Inc. (b)	690,615	14,475,290
UnitedHealth Group, Inc. (c)	45,900	23,575,617

		259,651,898

Health Care Technology (b) — 0.3%
Sophia Genetics SA	291,485	1,055,176
Teladoc Health, Inc.	184,446	6,125,451

		7,180,627

Life Sciences Tools & Services — 13.1%
10X Genomics, Inc., Class A (b)	90,120	4,077,930
Agilent Technologies, Inc.	218,710	25,976,187
Avantor, Inc. (b)(c)	998,624	31,057,206
Bruker Corp.	208,102	13,060,482
Cytek Biosciences, Inc. (b)	840,842	9,022,235
Danaher Corp.	62,605	15,871,620
Gerresheimer AG	243,305	15,894,465
IQVIA Holdings, Inc. (b)	100,512	21,810,099
IsoPlexis Corp. (b)	1,601,113	3,458,404
Lonza Group AG, Registered Shares	19,017	10,157,689
Mettler-Toledo International, Inc. (b)(c)	9,350	10,741,000
QIAGEN NV (b)	645,525	30,468,780
Rapid Micro Biosystems, Inc., Class A (b)(d)	549,778	2,364,045
Sotera Health Co. (b)	1,179,907	23,114,378
Waters Corp. (b)	109,980	36,401,180
West Pharmaceutical Services, Inc.	39,055	11,809,060
Wuxi Biologics Cayman, Inc. (b)(e)	1,233,303	11,427,069

		276,711,829

Pharmaceuticals — 6.6%
Antengene Corp. Ltd., (Acquired 11/18/20, Cost: $7,091,948) (a)	5,019,274	4,509,594
AstraZeneca PLC, ADR	193,960	12,814,937
Daiichi Sankyo Co. Ltd.	1,462,400	37,192,463
H Lundbeck A/S	1,603,360	7,786,887
H Lundbeck A/S (b)	400,840	1,923,566
Nuvation Bio, Inc. (b)	200,496	649,607
Pfizer, Inc.	234,765	12,308,729

Security	Shares	Value

Pharmaceuticals (continued)
UCB SA	344,377	$29,182,249
Zoetis, Inc., Class A	191,775	32,964,205

		139,332,237

Total Common Stocks — 87.7% (Cost: $2,043,027,812)		1,859,777,952

	Benefical Interest (000)

Other Interests

Biotechnology — 0.2%
Vividion Therapeutics, Inc. (h)	$3,810	3,961,905

Total Other Interests — 0.2% (Cost: $ — )		3,961,905

	Shares

Preferred Securities

Preferred Stocks — 9.4% (h)

Biotechnology — 3.8%
Affinvax, Inc., Series C, (Acquired 01/06/21, Cost: $5,786,041) (a)	183,164	11,596,113
Amunix Pharmaceuticals, Inc., Series B	5,657,068	3,677,094
Bright Peak Therapeutics AG, Series B, (Acquired 05/14/21, Cost: $8,000,003) (a)	2,048,132	4,342,040
Cellarity, Inc., Series B, (Acquired 01/15/21, Cost: $14,584,998) (a)	2,430,833	11,667,998
Goldfinch Biopharma, Inc., Series B, (Acquired 06/26/20, Cost: $4,543,847) (a)	3,850,718	5,159,962
Laronde, Inc., Series B, (Acquired 07/28/21, Cost: $13,498,156) (a)	482,077	12,148,340
Mirvie, Inc., Series B, (Acquired 10/15/21, Cost: $6,250,000) (a)	2,793,833	6,202,309
Neurogene, Inc., Series B, (Acquired 12/14/20, Cost: $9,549,916) (a)	3,913,900	9,549,916
NiKang Therapeutics, Inc., Series C, (Acquired 05/20/21, Cost: $7,999,996) (a)	1,394,189	5,716,175
Numab Therapeutics AG, (Acquired 05/07/21, Cost: $7,770,441) (a)	815,851	6,597,570
OnKure, Inc., Series B, (Acquired 03/03/21, Cost: $4,500,001) (a)	1,628,488	4,462,057

		81,119,574

Health Care Equipment & Supplies (a) — 1.4%
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $13,225,003)	2,257,597	8,827,205
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $6,929,998)	2,379,480	6,400,801

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $14,071,890)	115,766,240	$9,300,870
Swift Health Systems, Inc., Series D, (Acquired 08/27/21, Cost: $6,441,930)	2,078,042	4,613,253

		29,142,129

Health Care Providers & Services (a) — 2.1%
Adicon Holdings Ltd., (Acquired 12/22/20, Cost: $17,840,000)	10,696,226	21,285,490
Everly Well, Inc., Series D, (Acquired 11/25/20, Cost: $9,999,986)	382,775	22,687,074

		43,972,564

Pharmaceuticals (a) — 0.6%
Insitro, Inc. Series B, (Acquired 05/21/20, Cost: $4,999,999)	802,478	10,271,719
Series C, (Acquired 03/10/21, Cost: $3,600,018)	196,818	2,519,270

		12,790,989

Semiconductors & Semiconductor Equipment — 0.7%
PsiQuantum Corp., Series C, (Acquired 05/21/21, Cost: $14,999,997) (a)	571,947	14,618,965

Software — 0.8%
Carbon Health Technologies, Inc., (Acquired 07/09/21, Cost: $17,100,000) (a)	17,100	16,820,757

		198,464,978

Total Preferred Securities — 9.4% (Cost: $191,692,220)		198,464,978

Warrants

Diversified Financial Services (b) — 0.0%
Eucrates Biomedical Acquisition Corp. (Expires 12/14/2025)	297,180	8,915
Health Assurance Acquisition Corp. (Expires 11/12/2025)	202,809	27,339

		36,254

Health Care Providers & Services — 0.0%
CareMax, Inc. (Expires 06/08/2026) (b)	63,808	41,475

Pharmaceuticals — 0.0%
Nuvation Bio, Inc. (Expires 7/7/2027) (b)	68,880	19,287

Total Warrants — 0.0% (Cost: $1,262,989)		97,016

Total Long-Term Investments — 97.3% (Cost: $2,235,983,021)		2,062,301,851

Security	Shares	Value

Short-Term Securities

Money Market Funds — 4.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (g)(i)	81,844,430	$81,844,430
SL Liquidity Series, LLC, Money Market Series, 1.73% (g)(i)(j)	6,856,866	6,855,495

Total Short-Term Securities — 4.2% (Cost: $88,700,438)		88,699,925

Total Investments Before Options Written — 101.5% (Cost: $2,324,683,459)		2,151,001,776

Options Written — (0.9)% (Premiums Received: $(16,177,632))		(19,713,887)

Total Investments, Net of Options Written — 100.6% (Cost: $2,308,505,827)		2,131,287,889

Liabilities in Excess of Other Assets — (0.6)%		(11,740,476)

Net Assets — 100.0%		$2,119,547,413

(a)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $218,070,533, representing 10.3% of its net assets as of period end, and an original cost of $238,912,351.

(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)	All or a portion of this security is on loan.
(e)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(g)	Affiliate of the Trust.
(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

78	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Health Sciences Trust II (BMEZ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$61,616,484	$20,227,946	(a)	$—	$—	$—	$81,844,430	81,844,430	$167,503		$—
DA32 Life Science Tech Acquisition Corp., Class A	14,683,795	—		—	—	(179,619)	14,504,176	1,496,819	—		—
Eucrates Biomedical Acquisition Corp.	8,761,132	—		—	—	125,672	8,886,804	897,657	—		—
SL Liquidity Series, LLC, Money Market Series	4,939,518	1,917,516	(a)	—	(1,164)	(375)	6,855,495	6,856,866	102,720	(b)	—

					$(1,164)	$(54,322)	$112,090,905		$270,223		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Biogen, Inc.	53	07/01/22	USD	205.00	USD	1,081	$(7,155)
Tandem Diabetes Care, Inc.	131	07/01/22	USD	80.00	USD	775	(52,400)
AbbVie, Inc.	41	07/08/22	USD	150.00	USD	628	(18,860)
AmerisourceBergen Corp.	34	07/08/22	USD	155.00	USD	481	(7,140)
Anthem, Inc.	124	07/08/22	USD	465.00	USD	5,984	(249,860)
AstraZeneca PLC	310	07/08/22	USD	68.00	USD	2,048	(9,145)
Baxter International, Inc.	180	07/08/22	USD	67.50	USD	1,156	(9,000)
Biogen, Inc.	54	07/08/22	USD	210.00	USD	1,101	(10,260)
Edwards Lifesciences Corp.	570	07/08/22	USD	105.00	USD	5,420	(128,250)
Exact Sciences Corp.	265	07/08/22	USD	57.00	USD	1,044	(82,150)
UnitedHealth Group, Inc.	146	07/08/22	USD	505.00	USD	7,499	(213,890)
Vertex Pharmaceuticals, Inc.	222	07/08/22	USD	285.00	USD	6,256	(68,820)
10X Genomics, Inc., Class A	288	07/15/22	USD	40.00	USD	1,303	(203,040)
908 Devices, Inc.	225	07/15/22	USD	17.50	USD	463	(91,687)
AbbVie, Inc.	271	07/15/22	USD	160.00	USD	4,151	(18,564)
ABIOMED, Inc.	148	07/15/22	USD	272.00	USD	3,663	(21,360)
Addus HomeCare Corp.	134	07/15/22	USD	85.00	USD	1,116	(35,510)
Agilent Technologies, Inc.	283	07/15/22	USD	130.00	USD	3,361	(7,783)
Agilent Technologies, Inc.	132	07/15/22	USD	120.00	USD	1,568	(32,340)
Agilon Health, Inc.	684	07/15/22	USD	22.50	USD	1,493	(64,980)
Alkermes PLC	885	07/15/22	USD	31.00	USD	2,636	(86,287)
Alnylam Pharmaceuticals, Inc.	183	07/15/22	USD	160.00	USD	2,669	(194,895)
Amedisys, Inc.	263	07/15/22	USD	135.00	USD	2,765	(73,640)
AmerisourceBergen Corp.	162	07/15/22	USD	150.00	USD	2,292	(7,290)
Anthem, Inc.	123	07/15/22	USD	480.00	USD	5,936	(154,365)
Arcutis Biotherapeutics, Inc.	548	07/15/22	USD	25.00	USD	1,168	(17,810)
Argenx SE	182	07/15/22	USD	350.00	USD	6,896	(606,970)
Arrowhead Pharmaceuticals, Inc.	259	07/15/22	USD	40.00	USD	912	(17,483)
Avantor, Inc.	1,410	07/15/22	USD	31.25	USD	4,385	(107,297)
Baxter International, Inc.	181	07/15/22	USD	67.50	USD	1,163	(6,335)
Baxter International, Inc.	181	07/15/22	USD	68.00	USD	1,163	(10,860)
Biogen, Inc.	121	07/15/22	USD	220.00	USD	2,468	(16,033)
BioMarin Pharmaceutical, Inc.	299	07/15/22	USD	90.00	USD	2,478	(19,435)
BioMarin Pharmaceutical, Inc.	285	07/15/22	USD	85.00	USD	2,362	(41,325)
Bruker Corp.	333	07/15/22	USD	65.00	USD	2,090	(92,407)
Cerevel Therapeutics Holdings, Inc.	455	07/15/22	USD	30.00	USD	1,203	(77,350)
Cooper Cos., Inc.	192	07/15/22	USD	350.00	USD	6,012	(92,160)
Danaher Corp.	200	07/15/22	USD	250.00	USD	5,070	(183,000)
Day One Biopharmaceuticals, Inc.	600	07/15/22	USD	20.00	USD	1,074	(63,000)

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
DexCom, Inc.	580	07/15/22	USD	85.00	USD	4,323	$(27,550)
Encompass Health Corp.	1,184	07/15/22	USD	60.00	USD	6,636	(118,400)
Exact Sciences Corp.	502	07/15/22	USD	45.00	USD	1,977	(32,630)
Fate Therapeutics, Inc.	87	07/15/22	USD	30.00	USD	216	(4,350)
Galapagos NV	238	07/15/22	USD	55.00	USD	1,328	(55,335)
Gilead Sciences, Inc.	408	07/15/22	USD	63.00	USD	2,522	(23,868)
Globus Medical, Inc., Class A	166	07/15/22	USD	60.00	USD	932	(14,110)
Guardant Health, Inc.	499	07/15/22	USD	45.00	USD	2,013	(53,643)
Halozyme Therapeutics, Inc.	804	07/15/22	USD	46.00	USD	3,538	(82,410)
Henry Schein, Inc.	216	07/15/22	USD	80.00	USD	1,658	(16,200)
Hologic, Inc.	862	07/15/22	USD	70.00	USD	5,974	(109,905)
Horizon Therapeutics PLC	234	07/15/22	USD	100.00	USD	1,866	(52,065)
Horizon Therapeutics PLC	239	07/15/22	USD	90.00	USD	1,906	(13,743)
Immunocore Holdings PLC	96	07/15/22	USD	30.00	USD	358	(82,080)
Insmed, Inc.	401	07/15/22	USD	20.00	USD	791	(102,255)
Insulet Corp.	175	07/15/22	USD	220.00	USD	3,814	(166,250)
Intuitive Surgical, Inc.	228	07/15/22	USD	240.00	USD	4,576	(8,550)
Ionis Pharmaceuticals, Inc.	375	07/15/22	USD	45.00	USD	1,388	(6,563)
Ionis Pharmaceuticals, Inc.	375	07/15/22	USD	40.00	USD	1,388	(26,250)
IQVIA Holdings, Inc.	90	07/15/22	USD	210.00	USD	1,953	(94,950)
Karuna Therapeutics, Inc.	51	07/15/22	USD	130.00	USD	645	(73,440)
Krystal Biotech, Inc.	138	07/15/22	USD	60.00	USD	906	(97,980)
Mettler-Toledo International, Inc.	29	07/15/22	USD	1,250.00	USD	3,331	(11,020)
Neurocrine Biosciences, Inc.	469	07/15/22	USD	90.00	USD	4,572	(391,615)
Nevro Corp.	409	07/15/22	USD	45.00	USD	1,793	(83,845)
Novocure Ltd.	408	07/15/22	USD	75.00	USD	2,836	(77,520)
Penumbra, Inc.	106	07/15/22	USD	170.00	USD	1,320	(50,880)
Pfizer, Inc.	126	07/15/22	USD	55.00	USD	661	(4,977)
Pulmonx Corp.	346	07/15/22	USD	22.50	USD	509	(110,720)
Qiagen NV	799	07/15/22	USD	45.00	USD	3,771	(211,735)
Quest Diagnostics, Inc.	172	07/15/22	USD	150.00	USD	2,287	(19,350)
R1 RCM, Inc.	1,209	07/15/22	USD	25.25	USD	2,534	(3,194)
ResMed, Inc.	294	07/15/22	USD	210.00	USD	6,163	(160,230)
ResMed, Inc.	335	07/15/22	USD	220.00	USD	7,023	(65,325)
Revolution Medicines, Inc.	450	07/15/22	USD	22.50	USD	877	(12,375)
Sarepta Therapeutics, Inc.	340	07/15/22	USD	85.00	USD	2,549	(76,500)
Seagen, Inc.	401	07/15/22	USD	155.00	USD	7,095	(982,450)
Silk Road Medical, Inc.	293	07/15/22	USD	40.00	USD	1,066	(28,568)
STERIS PLC	188	07/15/22	USD	240.00	USD	3,876	(90,240)
STERIS PLC	127	07/15/22	USD	220.00	USD	2,618	(15,240)
Tandem Diabetes Care, Inc.	300	07/15/22	USD	70.00	USD	1,776	(11,250)
Teladoc Health, Inc.	200	07/15/22	USD	40.00	USD	664	(7,800)
Teleflex, Inc.	99	07/15/22	USD	310.00	USD	2,434	(47,520)
United Therapeutics Corp.	94	07/15/22	USD	200.00	USD	2,215	(336,050)
Vertex Pharmaceuticals, Inc.	171	07/15/22	USD	285.00	USD	4,819	(105,165)
Waters Corp.	59	07/15/22	USD	340.00	USD	1,953	(32,450)
Waters Corp.	98	07/15/22	USD	350.00	USD	3,244	(20,825)
West Pharmaceutical Services, Inc.	62	07/15/22	USD	310.00	USD	1,875	(36,580)
Zentalis Pharmaceuticals, Inc.	353	07/15/22	USD	25.00	USD	992	(139,435)
Zimmer Biomet Holdings, Inc.	250	07/15/22	USD	115.00	USD	2,627	(6,875)
Zoetis, Inc., Class A	613	07/15/22	USD	180.00	USD	10,537	(101,145)
AbbVie, Inc.	41	07/22/22	USD	150.00	USD	628	(22,755)
AmerisourceBergen Corp.	261	07/22/22	USD	155.00	USD	3,693	(12,398)
AstraZeneca PLC	310	07/22/22	USD	65.00	USD	2,048	(75,950)
CVS Health Corp.	256	07/22/22	USD	97.00	USD	2,372	(16,896)
Gilead Sciences, Inc.	407	07/22/22	USD	65.00	USD	2,516	(13,838)
Pfizer, Inc.	126	07/22/22	USD	55.00	USD	661	(7,119)
Tandem Diabetes Care, Inc.	165	07/22/22	USD	60.00	USD	977	(54,862)
Teladoc Health, Inc.	200	07/22/22	USD	38.00	USD	664	(21,200)
Vertex Pharmaceuticals, Inc.	360	07/22/22	USD	270.00	USD	10,144	(581,400)
Waters Corp.	96	07/28/22	USD	333.00	USD	3,177	(121,313)
Align Technology, Inc.	117	07/29/22	USD	270.00	USD	2,769	(81,900)

80	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
AmerisourceBergen Corp.	81	07/29/22	USD	150.00	USD	1,146	$(10,733)
AmerisourceBergen Corp.	81	07/29/22	USD	155.00	USD	1,146	(5,063)
Baxter International, Inc.	90	07/29/22	USD	70.00	USD	578	(4,950)
Edwards Lifesciences Corp.	98	07/29/22	USD	90.00	USD	932	(76,440)
Sarepta Therapeutics, Inc.	233	07/29/22	USD	80.00	USD	1,747	(90,870)
CVS Health Corp.	258	08/05/22	USD	97.00	USD	2,391	(37,539)
Pfizer, Inc.	249	08/05/22	USD	53.00	USD	1,306	(42,828)
Teladoc Health, Inc.	190	08/05/22	USD	39.00	USD	631	(36,860)
908 Devices, Inc.	89	08/19/22	USD	20.00	USD	183	(25,143)
908 Devices, Inc.	491	08/19/22	USD	22.50	USD	1,011	(81,015)
AbbVie, Inc.	271	08/19/22	USD	160.00	USD	4,151	(81,706)
Agilon Health, Inc.	220	08/19/22	USD	22.50	USD	480	(48,950)
Alcon, Inc.	711	08/19/22	USD	72.50	USD	4,969	(159,975)
Alkermes PLC	1,066	08/19/22	USD	30.00	USD	3,176	(194,545)
Alnylam Pharmaceuticals, Inc.	99	08/19/22	USD	170.00	USD	1,444	(178,200)
Amedisys, Inc.	262	08/19/22	USD	130.00	USD	2,754	(51,090)
Arcutis Biotherapeutics, Inc.	545	08/19/22	USD	22.50	USD	1,161	(134,887)
Arcutis Biotherapeutics, Inc.	543	08/19/22	USD	25.00	USD	1,157	(59,730)
Argenx SE	151	08/19/22	USD	370.00	USD	5,721	(503,585)
Avantor, Inc.	1,785	08/19/22	USD	32.50	USD	5,551	(209,737)
Bausch & Lomb Corp.	810	08/19/22	USD	17.50	USD	1,234	(50,625)
BioMarin Pharmaceutical, Inc.	583	08/19/22	USD	77.00	USD	4,831	(535,465)
Bruker Corp.	333	08/19/22	USD	62.50	USD	2,090	(166,500)
Cerevel Therapeutics Holdings, Inc.	398	08/19/22	USD	35.00	USD	1,052	(104,475)
Chemed Corp.	34	08/19/22	USD	460.00	USD	1,596	(88,400)
Cooper Cos., Inc.	44	08/19/22	USD	340.00	USD	1,378	(24,200)
Day One Biopharmaceuticals, Inc.	611	08/19/22	USD	25.00	USD	1,094	(126,782)
DexCom, Inc.	529	08/19/22	USD	75.00	USD	3,943	(349,140)
Enanta Pharmaceuticals, Inc.	65	08/19/22	USD	45.00	USD	307	(46,475)
Exelixis, Inc.	1,918	08/19/22	USD	19.00	USD	3,993	(594,580)
Fate Therapeutics, Inc.	87	08/19/22	USD	30.00	USD	216	(14,355)
Genmab A/S	365	08/19/22	USD	30.00	USD	1,186	(143,262)
Globus Medical, Inc., Class A	166	08/19/22	USD	60.00	USD	932	(35,690)
Guardant Health, Inc.	248	08/19/22	USD	45.00	USD	1,000	(89,280)
Halozyme Therapeutics, Inc.	402	08/19/22	USD	45.00	USD	1,769	(101,505)
Horizon Therapeutics PLC	430	08/19/22	USD	100.00	USD	3,430	(53,750)
IQVIA Holdings, Inc.	90	08/19/22	USD	220.00	USD	1,953	(91,350)
IQVIA Holdings, Inc.	141	08/19/22	USD	230.00	USD	3,060	(90,240)
Karuna Therapeutics, Inc.	51	08/19/22	USD	130.00	USD	645	(160,905)
Krystal Biotech, Inc.	138	08/19/22	USD	60.00	USD	906	(129,030)
Legend Biotech Corp.	158	08/19/22	USD	60.00	USD	869	(81,370)
Neurocrine Biosciences, Inc.	469	08/19/22	USD	95.00	USD	4,572	(365,820)
Omnicell, Inc.	450	08/19/22	USD	125.00	USD	5,119	(151,875)
Penumbra, Inc.	250	08/19/22	USD	125.00	USD	3,113	(266,250)
Pfizer, Inc.	250	08/19/22	USD	52.50	USD	1,311	(58,000)
Pulmonx Corp.	240	08/19/22	USD	22.50	USD	353	(63,600)
Qiagen NV	1,266	08/19/22	USD	47.00	USD	5,976	(354,542)
Quest Diagnostics, Inc.	345	08/19/22	USD	135.00	USD	4,588	(150,075)
Quest Diagnostics, Inc.	144	08/19/22	USD	145.00	USD	1,915	(18,360)
R1 RCM, Inc.	1,000	08/19/22	USD	22.50	USD	2,096	(92,500)
Rapt Therapeutics, Inc.	571	08/19/22	USD	17.50	USD	1,042	(155,597)
Sarepta Therapeutics, Inc.	897	08/19/22	USD	90.00	USD	6,724	(213,037)
Seagen, Inc.	170	08/19/22	USD	180.00	USD	3,008	(230,350)
SI-BONE, Inc.	655	08/19/22	USD	15.00	USD	865	(99,887)
Sotera Health Co.	1,258	08/19/22	USD	22.50	USD	2,464	(40,885)
Tandem Diabetes Care, Inc.	165	08/19/22	USD	65.00	USD	977	(61,050)
Twist Bioscience Corp.	327	08/19/22	USD	35.00	USD	1,143	(168,405)
Twist Bioscience Corp.	327	08/19/22	USD	45.00	USD	1,143	(74,392)
United Therapeutics Corp.	84	08/19/22	USD	220.00	USD	1,979	(204,960)
Waters Corp.	98	08/19/22	USD	350.00	USD	3,244	(86,240)
Zentalis Pharmaceuticals, Inc.	354	08/19/22	USD	25.00	USD	995	(177,000)
Zimmer Biomet Holdings, Inc.	351	08/19/22	USD	110.00	USD	3,688	(115,830)

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
ABIOMED, Inc.	167	09/16/22	USD	270.00	USD	4,133	$(236,305)
Halozyme Therapeutics, Inc.	402	09/16/22	USD	45.00	USD	1,769	(154,770)

							$(17,364,128)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Daiichi Sankyo Co. Ltd.	Goldman Sachs International	344,000	07/06/22	JPY	3,500.12	JPY	1,182,328	$(97,236)
Alkermes PLC	Citibank N.A.	88,600	07/07/22	USD	31.06	USD	2,639	(45,550)
Sonova Holding AG	UBS AG	14,500	07/08/22	CHF	338.98	CHF	4,408	(4,119)
Alcon, Inc.	Barclays Bank PLC	39,100	07/11/22	USD	75.62	USD	2,733	(4,651)
Alcon, Inc.	Citibank N.A.	54,100	07/11/22	USD	74.49	USD	3,781	(12,296)
Convatec Group PLC	Barclays Bank PLC	411,500	07/12/22	GBP	2.33	GBP	923	(10,984)
Gerresheimer AG	Goldman Sachs International	26,300	07/13/22	EUR	72.12	EUR	1,631	(17,065)
Convatec Group PLC	Goldman Sachs International	500,000	07/19/22	GBP	2.23	GBP	1,122	(45,125)
Amplifon SpA	Goldman Sachs International	61,000	07/20/22	EUR	32.83	EUR	1,784	(9,888)
Daiichi Sankyo Co. Ltd.	Goldman Sachs International	62,000	07/20/22	JPY	3,517.50	JPY	213,094	(33,041)
Gerresheimer AG	Morgan Stanley & Co. International PLC	35,000	07/20/22	EUR	72.46	EUR	2,170	(36,316)
Sonova Holding AG	Barclays Bank PLC	10,200	07/20/22	CHF	352.87	CHF	3,101	(7,954)
Alcon, Inc.	Bank of America N.A.	71,300	07/25/22	USD	76.85	USD	4,983	(29,196)
Alkermes PLC	Citibank N.A.	88,400	07/26/22	USD	30.69	USD	2,633	(77,509)
Genmab A/S	Goldman Sachs International	1,900	07/26/22	DKK	2,231.01	DKK	4,364	(36,659)
Teleflex, Inc.	Barclays Bank PLC	9,200	07/26/22	USD	261.64	USD	2,262	(35,900)
UCB SA	Goldman Sachs International	55,000	07/26/22	EUR	85.75	EUR	4,435	(24,436)
West Pharmaceutical Services, Inc.	JPMorgan Chase Bank N.A.	6,200	07/26/22	USD	316.62	USD	1,875	(42,640)
908 Devices, Inc.	Citibank N.A.	7,200	07/28/22	USD	21.51	USD	148	(9,716)
Agilent Technologies, Inc.	JPMorgan Chase Bank N.A.	28,400	07/28/22	USD	118.64	USD	3,373	(134,961)
Gerresheimer AG	JPMorgan Chase Bank N.A.	16,500	07/28/22	EUR	0.00	EUR	1,023	(44,158)
H Lundbeck, Class B	JPMorgan Chase Bank N.A.	192,400	07/28/22	DKK	33.55	DKK	6,632	(81,984)
Insulet Corp.	Barclays Bank PLC	17,500	07/28/22	USD	216.11	USD	3,814	(258,728)
Quest Diagnostics, Inc.	Bank of America N.A.	17,300	07/28/22	USD	139.79	USD	2,301	(32,322)
Wuxi Biologics Cayman, Inc.	Goldman Sachs International	394,000	07/28/22	HKD	70.29	HKD	28,289	(319,937)
H Lundbeck, Class B	JPMorgan Chase Bank N.A.	192,400	08/03/22	DKK	33.55	DKK	6,632	(70,496)
Ionis Pharmaceuticals, Inc.	Barclays Bank PLC	74,800	08/03/22	USD	35.48	USD	2,769	(270,407)
Amplifon SpA	Goldman Sachs International	32,400	08/09/22	EUR	28.08	EUR	948	(78,980)
Convatec Group PLC	Morgan Stanley & Co. International PLC	500,000	08/09/22	GBP	2.24	GBP	1,122	(55,391)
Daiichi Sankyo Co. Ltd.	JPMorgan Chase Bank N.A.	62,000	08/09/22	JPY	3,226.10	JPY	213,094	(141,880)
UCB SA	Morgan Stanley & Co. International PLC	55,200	08/09/22	EUR	85.43	EUR	4,451	(52,968)
Genmab A/S	Goldman Sachs International	9,200	08/11/22	DKK	2,371.95	DKK	21,132	(113,854)
Lonza Group AG	Goldman Sachs International	6,100	08/11/22	CHF	522.31	CHF	3,105	(113,412)

								$(2,349,759)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$3,825,451	$(7,361,706)	$(19,713,887)

82	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Health Sciences Trust II (BMEZ)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$19,713,887	$—	$—	$—	$19,713,887

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$—	$—	$(3,612)	$—	$—	$—	$(3,612)
Options written	—	—	40,270,755	—	—	—	40,270,755

	$—	$—	$40,267,143	$—	$—	$—	$40,267,143

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(1,866,111)	$—	$—	$—	$(1,866,111)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$24,328,627

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$19,713,887

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	19,713,887

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(17,364,128)

Total derivative assets and liabilities subject to an MNA	$—	$2,349,759

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Health Sciences Trust II (BMEZ)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$61,518	$—	$—	$—	$61,518
Barclays Bank PLC	588,624	—	(588,624)	—	—
Citibank N.A.	145,071	—	(125,071)	(20,000)	—
Goldman Sachs International	889,633	—	(889,633)	—	—
JPMorgan Chase Bank N.A.	516,119	—	(516,119)	—	—
Morgan Stanley & Co. International PLC	144,675	—	(128,675)	(16,000)	—
UBS AG	4,119	—	(4,119)	—	—

	$2,349,759	$—	$(2,252,241)	$(36,000)	$61,518

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$632,392,781	$38,216,709	$—	$670,609,490
Diversified Financial Services	48,190,538	—	—	48,190,538
Electronic Equipment, Instruments & Components	5,643,390	—	—	5,643,390
Health Care Equipment & Supplies	425,054,154	27,403,789	—	452,457,943
Health Care Providers & Services	244,436,822	15,215,076	—	259,651,898
Health Care Technology	7,180,627	—	—	7,180,627
Life Sciences Tools & Services	239,232,606	37,479,223	—	276,711,829
Pharmaceuticals	68,447,931	70,884,306	—	139,332,237
Other Interests	—	—	3,961,905	3,961,905
Preferred Securities
Preferred Stocks	—	—	198,464,978	198,464,978
Warrants
Diversified Financial Services	27,339	8,915	—	36,254
Health Care Providers & Services	41,475	—	—	41,475
Pharmaceuticals	19,287	—	—	19,287
Short-Term Securities
Money Market Funds	81,844,430	—	—	81,844,430

	$1,752,511,380	$189,208,018	$202,426,883	2,144,146,281

Investments Valued at NAV (a)				6,855,495

				$2,151,001,776

Derivative Financial Instruments (b)
Liabilities
Equity Contracts	$(16,128,457)	$(3,585,430)	$—	$(19,713,887)

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

84	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Health Sciences Trust II (BMEZ)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Other Interests	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2021	$4,000,000	$232,701,012	$236,701,012
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	18,407,243	18,407,243
Net change in unrealized appreciation (depreciation) (a)(b)	(38,095)	(28,000,651)	(28,038,746)
Purchases	—	3,764,616	3,764,616
Sales	—	(28,407,242)	(28,407,242)

Closing balance, as of June 30, 2022	$3,961,905	$198,464,978	$202,426,883

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 (b)	$(38,095)	$(11,412,430)	$(11,450,525)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Preferred Stocks	$198,464,978	Market	Revenue Multiple	1.75x - 8.75x	5.56x
			EBITDA Multiple	10.25x	—
			Volatility	50% - 90%	67%
			Time to Exit	1.0 - 4.0 years	2.4 years
			Market Adjustment Multiple	0.45x - 2.05x	0.99x
		Income	Discount Rate	3%	—

Other Interests	3,961,905	Income	Discount Rate	3%	—

	$202,426,883

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
The Trust valued certain of its Level 3 investments using recent prior transaction prices as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction process, for which inputs are unobservable, is $12,148,340 as of June 30, 2022.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (unaudited) June 30, 2022	BlackRock Innovation and Growth Trust (BIGZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.7%
Axon Enterprise, Inc. (a)(b)	651,666	$60,715,721
HEICO Corp.	336,633	44,139,319

		104,855,040

Auto Components — 1.8%
Fox Factory Holding Corp. (b)	493,110	39,715,079

Biotechnology — 1.7%
Halozyme Therapeutics, Inc. (b)	862,474	37,948,856

Building Products — 0.5%
AZEK Co., Inc. (b)	725,567	12,145,992

Capital Markets — 2.5%
Tradeweb Markets, Inc., Class A	804,964	54,938,793

Diversified Consumer Services — 3.4%
Duolingo, Inc. (b)	483,017	42,288,138
Ideal Image, Class A, (Acquired 05/05/21, Cost: $50,000,000) (c)(d)	6,224	33,064,138

		75,352,276

Electronic Equipment, Instruments & Components — 0.6%
908 Devices, Inc. (b)	664,622	13,684,567

Entertainment — 1.2%
Kahoot! ASA (b)	14,075,911	26,152,890

Equity Real Estate Investment Trusts (REITs) — 1.2%
Innovative Industrial Properties, Inc.	104,585	11,490,754
Rexford Industrial Realty, Inc.	259,006	14,916,156

		26,406,910

Food Products — 0.5%
Freshpet, Inc. (b)	215,820	11,198,900

Health Care Equipment & Supplies (b) — 1.2%
Figs, Inc., Class A	2,000,216	18,221,968
Inmode Ltd.	407,065	9,122,326

		27,344,294

Health Care Technology (b) — 4.0%
Certara, Inc.	1,484,355	31,854,258
Doximity, Inc., Class A	1,007,602	35,084,702
Phreesia, Inc. (a)(e)	909,979	22,758,575

		89,697,535

Hotels, Restaurants & Leisure — 5.1%
Evolution AB (f)	532,304	48,695,692
Penn National Gaming, Inc. (a)(b)	369,706	11,246,456
Planet Fitness, Inc., Class A (b)(e)	813,885	55,352,319

		115,294,467

Interactive Media & Services — 2.2%
Match Group, Inc. (b)	711,953	49,616,005

Internet & Direct Marketing Retail (b) — 1.9%
Etsy, Inc.	284,635	20,838,128
Fiverr International Ltd.	620,702	21,345,942

		42,184,070

IT Services — 5.3%
DigitalOcean Holdings, Inc. (b)	860,272	35,580,850

Security	Shares	Value

IT Services (continued)
Globant SA (b)	305,438	$53,146,212
Salt Payments, Inc., Series C, (Acquired 11/16/21, Cost: $49,999,974) (c)(d)	25,742	30,433,994

		119,161,056

Life Sciences Tools & Services — 10.6%
10X Genomics, Inc., Class A (b)(e)	443,515	20,069,054
Azenta, Inc.	611,504	44,089,438
Bio-Techne Corp. (a)(e)	185,128	64,172,770
Charles River Laboratories International, Inc. (b)	102,495	21,930,855
Olink Holding AB, ADR (b)	807,928	12,280,506
Repligen Corp. (b)	307,574	49,950,017
West Pharmaceutical Services, Inc.	80,337	24,291,499

		236,784,139

Machinery — 2.4%
Chart Industries, Inc. (b)	326,858	54,709,492

Road & Rail — 0.9%
Saia, Inc. (b)	111,834	21,024,792

Semiconductors & Semiconductor Equipment — 8.4%
Ambarella, Inc. (b)	593,772	38,868,315
Entegris, Inc. (e)	683,028	62,927,370
Lattice Semiconductor Corp. (b)	353,895	17,163,907
Monolithic Power Systems, Inc. (a)	178,789	68,662,128

		187,621,720

Software — 17.9%
Avalara, Inc. (b)(e)	373,554	26,372,913
Bill.Com Holdings, Inc. (b)	452,261	49,721,574
Confluent, Inc., Class A (b)	2,169,474	50,418,576
Five9, Inc. (b)	633,658	57,751,590
Gitlab, Inc., Class A (b)	917,444	48,752,974
Grammarly, Inc., (Acquired 11/17/21, Cost: $26,250,012) (c)(d)	1,001,454	21,371,028
HubSpot, Inc. (b)	97,991	29,460,994
Patreon, Inc., (Acquired 08/19/21, Cost: $11,732,736) (c)(d)	208,333	8,039,571
Paylocity Holding Corp. (a)(b)	335,189	58,463,666
SiteMinder Ltd. (b)	11,692,607	28,487,912
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $2,999,997) (c)(d)	199,738	1,909,495
Snyk Ltd., (Acquired 09/02/21, Cost: $25,961,537) (c)(d)	1,809,860	18,587,262

		399,337,555

Total Common Stocks — 78.0% (Cost: $2,492,595,509)		1,745,174,428

	Par (000)

Convertible Notes

Specialty Retail — 0.6%
Super73, Inc.(Acquired: 12/21/21, Cost: $12,000,000), 0.00% (c)(d)	$12,000	12,240,000

Total Convertible Notes — 0.6% (Cost: $12,000,000)		12,240,000

86	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Innovation and Growth Trust (BIGZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Securities

Preferred Stocks — 21.8% (c)(d)

Aerospace & Defense — 1.7%
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $50,000,009)	2,189,612	$37,814,599

Banks — 0.7%
Varo Money Inc., Series E, (Acquired 08/27/21, Cost: $40,000,001)	4,316,904	16,102,052

Capital Markets — 2.1%
The Production Board LLC, Series A3, (Acquired 06/04/21, Cost: $50,000,001)	16,666,667	47,666,668

Entertainment — 0.6%
Discord, Inc., Series I, (Acquired 09/13/21, Cost: $17,999,912)	32,690	12,975,315

Food Products — 1.1%
Motif Food Works, Inc., (Acquired 06/08/21, Cost: $39,999,986)	1,972,240	24,810,779

Hotels, Restaurants & Leisure — 0.7%
Dapper Labs, Inc., Series 7, (Acquired 07/20/21, Cost: $29,999,945)	191,067	11,152,581
Underdog Sports, Inc., Series B, (Acquired 01/11/22, Cost: $4,109,441)	79,740	4,596,213

		15,748,794

Internet Software & Services — 1.0%
Via Transportation, Inc., Series G, (Acquired 11/05/21, Cost: $24,999,974)	549,357	21,622,692

IT Services — 1.0%
Open Space Labs Inc., Series D, (Acquired 01/31/22, Cost: $15,000,003)	1,687,916	13,553,966

Wagestream Holdings Ltd., Series C, (Acquired 02/11/22, Cost: $10,024,684)	762,746	7,752,899

		21,306,865

Leisure Products — 1.7%
Under Canvas, Inc., Class A, (Acquired 08/19/21, Cost: $49,999,982)	2,172,486	39,083,023

Semiconductors & Semiconductor Equipment — 2.1%
PsiQuantum Corp., Series C, (Acquired 05/21/21, Cost: $39,999,990)	1,525,192	38,983,907
Rivos, Inc., Series A, (Acquired 12/03/21, Cost: $7,996,292)	2,997,684	7,194,442

		46,178,349

Software — 8.0%
Anchor Labs, Inc., Series D, (Acquired 11/24/21, Cost: $9,999,995)	428,785	5,985,839
AnyRoad, Inc., Series B, (Acquired 12/07/21, Cost: $14,999,995)	2,745,894	12,383,982
Bolt Financial, Inc., Series E, (Acquired 01/18/22, Cost: $44,999,983)	898,024	30,434,033
Deepgram, Inc., Series B, (Acquired 10/22/21, Cost: $11,999,997)	2,165,400	11,000,232
Dragos, Inc., Series D, (Acquired 09/28/21, Cost: $39,999,959)	900,760	34,877,427

Security	Shares	Value

Software (continued)
Genesys Cloud Services, Inc., (Acquired 11/24/21, Cost: $30,000,101)	4,651,163	$23,023,257
Grammarly, Inc., Series 3, (Acquired 11/17/21, Cost: $8,750,004)	333,818	7,123,676
Patreon, Inc., Series D, (Acquired 07/14/21, Cost: $23,333,352)	416,667	16,079,179
SkySafe, Inc., Series B, (Acquired 12/02/21, Cost: $4,999,999)	909,438	4,756,361
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $10,999,994)	732,373	7,001,486
Snyk Ltd., Series B, (Acquired 09/02/21, Cost: $24,038,470)	1,675,797	17,210,435
Validere Technologies, Inc., Series B, (Acquired 10/21/21, Cost: $10,000,000)	4,684,060	9,602,323

		179,478,230

Wireless Telecommunication Services — 1.1%
Loft Orbital Solutions, Inc., Series B, (Acquired 10/14/21, Cost: $24,999,992)	1,365,305	24,138,592

		486,925,958

Total Preferred Securities — 21.8% (Cost: $639,252,061)		486,925,958

Total Long-Term Investments — 100.4% (Cost: $3,143,847,570)		2,244,340,386

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (g)(h)	9,128,990	9,128,990

Total Short-Term Securities — 0.4% (Cost: $9,128,990)		9,128,990

Total Investments Before Options Written — 100.8% (Cost: $3,152,976,560)		2,253,469,376

Options Written — (0.5)% (Premiums Received: $(11,526,685))		(9,846,179)

Total Investments, Net of Options Written — 100.3% (Cost: $3,141,449,875)		2,243,623,197

Liabilities in Excess of Other Assets — (0.3)%		(7,544,276)

Net Assets — 100.0%		$2,236,078,921

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $612,571,446, representing 27.4% of its net assets as of period end, and an original cost of $818,196,317.

(e)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(f)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications
used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications
for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Innovation and Growth Trust (BIGZ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22		Shares Held at 06/30/22	Income		Capital Gain Distributions from Underlying Funds

908 Devices, Inc. (a)	$59,749,533	$—		$(23,460,919)		$(58,510,510)	$44,486,096	$	N/A	N/A	$—		$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,836,203	7,292,787	(b)	—		—	—		9,128,990	9,128,990	32,878		—
SL Liquidity Series, LLC, Money Market Series (c)	5,204,477	—		(5,203,286	) (b)	(1,495)	304		—	—	3,961	(d)	—

						$(58,512,005)	$44,486,400		$9,128,990		$36,839		$—

(a)	As of period end, the entity is no longer an affiliate.
(b)	Represents net amount purchased (sold).
(c)	As of period end, the entity is no longer held.
(d)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Ambarella, Inc.	157	07/01/22	USD	87.00	USD	1,028	$(11,775)
Match Group, Inc.	143	07/01/22	USD	86.00	USD	997	(4,290)
Penn National Gaming, Inc.	368	07/08/22	USD	36.00	USD	1,119	(6,624)
Lattice Semiconductor Corp.	196	07/12/22	USD	51.50	USD	951	(12,116)
10X Genomics, Inc., Class A	749	07/15/22	USD	40.00	USD	3,389	(528,045)
908 Devices, Inc.	275	07/15/22	USD	17.50	USD	566	(112,062)
Ambarella Inc.	108	07/15/22	USD	76.00	USD	707	(6,210)
Ambarella, Inc.	212	07/15/22	USD	85.00	USD	1,388	(6,890)
Avalara, Inc.	401	07/15/22	USD	90.00	USD	2,831	(58,145)
Axon Enterprise, Inc.	478	07/15/22	USD	110.00	USD	4,454	(11,950)
AZEK Co., Inc.	1,058	07/15/22	USD	20.94	USD	1,771	(5,358)
Bio-Techne Corp.	54	07/15/22	USD	400.00	USD	1,872	(25,920)
Brooks Automation, Inc.	297	07/15/22	USD	80.00	USD	2,141	(61,627)
Charles River Laboratories International, Inc.	76	07/15/22	USD	260.00	USD	1,626	(7,220)
Chart Industries, Inc.	173	07/15/22	USD	195.00	USD	2,896	(40,222)
Confluent, Inc., Class A	329	07/15/22	USD	30.00	USD	765	(5,758)
Confluent, Inc., Class A	485	07/15/22	USD	25.00	USD	1,127	(46,075)
DigitalOcean Holdings, Inc.	100	07/15/22	USD	60.00	USD	414	(750)
DigitalOcean Holdings, Inc.	784	07/15/22	USD	40.96	USD	3,243	(241,937)
Doximity, Inc., Class A	600	07/15/22	USD	42.50	USD	2,089	(16,500)
Duolingo, Inc., Class A	325	07/15/22	USD	95.00	USD	2,845	(102,375)
Etsy, Inc.	120	07/15/22	USD	95.00	USD	879	(2,880)
Five9, Inc.	165	07/15/22	USD	105.00	USD	1,504	(9,075)
Five9, Inc.	385	07/15/22	USD	100.00	USD	3,509	(54,862)
Fiverr International Ltd.	330	07/15/22	USD	70.00	USD	1,135	(3,300)
Fiverr International Ltd.	601	07/15/22	USD	45.00	USD	2,067	(10,518)
Fox Factory Holding Corp.	439	07/15/22	USD	85.00	USD	3,536	(65,850)
Freshpet, Inc.	403	07/15/22	USD	70.00	USD	2,091	(88,660)
Gitlab, Inc., Class A	532	07/15/22	USD	70.00	USD	2,827	(10,640)
Gitlab, Inc., Class A	173	07/15/22	USD	50.00	USD	919	(91,690)
Globant SA	144	07/15/22	USD	250.00	USD	2,506	(11,520)
Globant SA	120	07/15/22	USD	195.00	USD	2,088	(27,900)
Halozyme Therapeutics, Inc.	696	07/15/22	USD	46.00	USD	3,062	(71,340)
HEICO Corp.	188	07/15/22	USD	139.68	USD	2,465	(7,181)
HubSpot, Inc.	73	07/15/22	USD	390.00	USD	2,195	(17,338)
Inmode Ltd.	610	07/15/22	USD	25.00	USD	1,367	(30,500)
Lattice Semiconductor Corp.	18	07/15/22	USD	55.52	USD	87	(621)

88	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Innovation and Growth Trust (BIGZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Lattice Semiconductor Corp.	316	07/15/22	USD	50.00	USD	1,533	$(51,350)
Monolithic Power Systems, Inc.	112	07/15/22	USD	460.00	USD	4,301	(29,960)
Olink Holding AB, ADR	497	07/15/22	USD	17.50	USD	755	(67,095)
Olink Holding AB, ADR	494	07/15/22	USD	12.50	USD	751	(143,260)
Paylocity Holding Corp.	117	07/15/22	USD	175.00	USD	2,041	(83,070)
Paylocity Holding Corp.	124	07/15/22	USD	191.00	USD	2,163	(32,998)
Phreesia, Inc.	750	07/15/22	USD	35.00	USD	1,876	(22,500)
Phreesia, Inc.	469	07/15/22	USD	20.00	USD	1,173	(243,880)
Planet Fitness, Inc., Class A	557	07/15/22	USD	78.33	USD	3,788	(13,306)
Repligen Corp.	270	07/15/22	USD	170.00	USD	4,385	(122,850)
Rexford Industrial Realty, Inc.	73	07/15/22	USD	65.00	USD	420	(6,570)
Saia, Inc.	71	07/15/22	USD	210.00	USD	1,335	(14,023)
Tradeweb Markets, Inc., Class A	631	07/15/22	USD	70.00	USD	4,307	(69,410)
Ambarella, Inc.	290	07/22/22	USD	95.00	USD	1,898	(14,500)
Bill.Com Holdings, Inc.	240	07/22/22	USD	150.00	USD	2,639	(24,000)
Match Group, Inc.	338	07/22/22	USD	84.00	USD	2,356	(14,872)
Penn National Gaming, Inc.	564	07/22/22	USD	38.00	USD	1,716	(10,152)
Ambarella, Inc.	123	07/29/22	USD	78.00	USD	805	(14,145)
Bill.Com Holdings, Inc.	186	07/29/22	USD	135.00	USD	2,045	(60,450)
Etsy, Inc.	200	07/29/22	USD	91.00	USD	1,464	(38,400)
Match Group, Inc.	290	07/29/22	USD	78.00	USD	2,021	(50,025)
Bill.Com Holdings, Inc.	252	08/05/22	USD	130.00	USD	2,770	(123,480)
Etsy, Inc.	106	08/05/22	USD	95.00	USD	776	(18,497)
Axon Enterprise, Inc.	220	08/12/22	USD	99.00	USD	2,050	(108,287)
Bio-Techne Corp.	133	08/15/22	USD	390.00	USD	4,610	(74,359)
908 Devices, Inc.	58	08/19/22	USD	20.00	USD	119	(16,385)
908 Devices, Inc.	317	08/19/22	USD	22.50	USD	653	(52,305)
Avalara, Inc.	159	08/19/22	USD	85.00	USD	1,123	(32,993)
Brooks Automation, Inc.	347	08/19/22	USD	75.00	USD	2,502	(144,005)
Certara, Inc.	1,000	08/19/22	USD	20.00	USD	2,146	(275,000)
Certara, Inc.	613	08/19/22	USD	22.50	USD	1,315	(306,500)
Charles River Laboratories International, Inc.	77	08/19/22	USD	220.00	USD	1,648	(89,705)
Chart Industries, Inc.	144	08/19/22	USD	185.00	USD	2,410	(99,360)
Confluent, Inc., Class A	1,415	08/19/22	USD	22.42	USD	3,288	(560,641)
DigitalOcean Holdings, Inc.	486	08/19/22	USD	55.00	USD	2,010	(76,545)
Doximity, Inc., Class A	609	08/19/22	USD	47.50	USD	2,121	(70,035)
Duolingo, Inc., Class A	245	08/19/22	USD	110.00	USD	2,145	(115,150)
Entegris, Inc.	1,024	08/19/22	USD	100.00	USD	9,434	(414,720)
Figs, Inc., Class A	1,500	08/19/22	USD	10.00	USD	1,367	(127,500)
Fox Factory Holding Corp.	300	08/19/22	USD	80.00	USD	2,416	(202,500)
Freshpet, Inc.	12	08/19/22	USD	60.00	USD	62	(3,420)
Gitlab, Inc., Class A	440	08/19/22	USD	51.00	USD	2,338	(344,773)
Gitlab, Inc., Class A	304	08/19/22	USD	50.83	USD	1,615	(240,743)
Globant SA	194	08/19/22	USD	220.00	USD	3,376	(61,110)
Halozyme Therapeutics, Inc.	298	08/19/22	USD	45.00	USD	1,311	(75,245)
HEICO Corp.	128	08/19/22	USD	140.00	USD	1,678	(34,880)
HEICO Corp.	188	08/19/22	USD	135.00	USD	2,465	(86,480)
HubSpot, Inc.	73	08/19/22	USD	350.00	USD	2,195	(129,575)
Innovative Industrial Properties, Inc.	156	08/19/22	USD	125.00	USD	1,714	(43,290)
Match Group, Inc.	280	08/19/22	USD	90.00	USD	1,951	(27,860)
Monolithic Power Systems, Inc.	78	08/19/22	USD	450.00	USD	2,996	(78,780)
Olink Holding AB, ADR	220	08/19/22	USD	10.00	USD	334	(112,200)
Paylocity Holding Corp.	261	08/19/22	USD	175.00	USD	4,552	(378,450)
Phreesia, Inc.	390	08/19/22	USD	20.00	USD	975	(235,950)
Repligen Corp.	150	08/19/22	USD	165.00	USD	2,436	(206,250)
Saia, Inc.	96	08/19/22	USD	210.00	USD	1,805	(78,240)
Tradeweb Markets, Inc., Class A	576	08/19/22	USD	70.00	USD	3,931	(161,280)
Figs, Inc., Class A	1,500	09/16/22	USD	9.96	USD	1,367	(169,485)
Halozyme Therapeutics, Inc.	298	09/16/22	USD	45.00	USD	1,311	(114,730)

							$(8,433,248)

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Innovation and Growth Trust (BIGZ)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Kahoot! ASA	UBS AG	598,000	07/06/22	NOK	25.29	NOK	10,944	$(51)
AZEK Co., Inc.	Barclays Bank PLC	68,000	07/08/22	USD	23.81	USD	1,138	(5)
Siteminder Ltd.	UBS AG	100,000	07/19/22	AUD	4.93	AUD	353	(138)
Kahoot! ASA	Goldman Sachs International	518,400	07/20/22	NOK	26.44	NOK	9,487	(2,741)
Axon Enterprise, Inc.	Goldman Sachs International	28,000	07/25/22	USD	110.68	USD	2,609	(32,159)
Monolithic Power Systems, Inc.	Barclays Bank PLC	7,800	07/26/22	USD	433.62	USD	2,996	(52,803)
West Pharmaceutical Services, Inc.	JPMorgan Chase Bank N.A.	12,000	07/26/22	USD	316.62	USD	3,628	(82,529)
Brooks Automation, Inc.	Barclays Bank PLC	27,300	07/27/22	USD	81.20	USD	1,968	(88,715)
Siteminder Ltd.	Morgan Stanley & Co. International PLC	59,800	07/27/22	AUD	4.91	AUD	211	(296)
908 Devices, Inc.	Citibank N.A.	34,600	07/28/22	USD	21.51	USD	712	(46,689)
Bio-Techne Corp.	JPMorgan Chase Bank N.A.	9,000	07/28/22	USD	350.65	USD	3,120	(129,582)
Chart Industries, Inc.	Barclays Bank PLC	17,300	07/28/22	USD	182.14	USD	2,896	(75,623)
Confluent, Inc., Class A	JPMorgan Chase Bank N.A.	102,500	07/28/22	USD	26.12	USD	2,382	(152,336)
Duolingo, Inc., Class A	Citibank N.A.	18,900	07/28/22	USD	102.37	USD	1,655	(69,438)
Planet Fitness, Inc., Class A	JPMorgan Chase Bank N.A.	66,300	07/28/22	USD	69.42	USD	4,509	(187,827)
Evolution AB	Morgan Stanley & Co. International PLC	79,800	08/02/22	SEK	966.29	SEK	74,679	(342,100)
Kahoot! ASA	Goldman Sachs International	550,000	08/02/22	NOK	27.98	NOK	10,065	(4,860)
Five9, Inc.	JPMorgan Chase Bank N.A.	40,000	08/05/22	USD	116.76	USD	3,646	(54,566)
Kahoot! ASA	Barclays Bank PLC	445,000	08/09/22	NOK	20.35	NOK	8,144	(52,515)
Rexford Industrial Realty, Inc.	JPMorgan Chase Bank N.A.	31,500	08/12/22	USD	61.99	USD	1,814	(37,958)

								$(1,412,931)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$4,418,721	$(2,738,215)	$(9,846,179)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$9,846,179	$—	$—	$—	$9,846,179

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$—	$—	$(4,444)	$—	$—	$—	$(4,444)
Options written	—	—	44,408,727	—	—	—	44,408,727

	$—	$—	$44,404,283	$—	$—	$—	$44,404,283

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(4,733,943)	$—	$—	$—	$(4,733,943)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

90	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Innovation and Growth Trust (BIGZ)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$(10,712,177)
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$9,846,179

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	9,846,179

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(8,433,248)

Total derivative assets and liabilities subject to an MNA	$—	$1,412,931

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$269,661	$—	$(269,661)	$—	$—
Citibank N.A.	116,127	—	(116,127)	—	—
Goldman Sachs International	39,760	—	—	—	39,760
JPMorgan Chase Bank N.A.	644,798	—	(644,798)	—	—
Morgan Stanley & Co. International PLC	342,396	—	(268,691)	—	73,705
UBS AG	189	—	—	—	189

	$1,412,931	$—	$(1,299,277)	$—	$113,654

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$104,855,040	$—	$—	$104,855,040
Auto Components	39,715,079	—	—	39,715,079
Biotechnology	37,948,856	—	—	37,948,856
Building Products	12,145,992	—	—	12,145,992
Capital Markets	54,938,793	—	—	54,938,793
Diversified Consumer Services	42,288,138	—	33,064,138	75,352,276
Electronic Equipment, Instruments & Components	13,684,567	—	—	13,684,567
Entertainment	—	26,152,890	—	26,152,890
Equity Real Estate Investment Trusts (REITs)	26,406,910	—	—	26,406,910
Food Products	11,198,900	—	—	11,198,900
Health Care Equipment & Supplies	27,344,294	—	—	27,344,294
Health Care Technology	89,697,535	—	—	89,697,535
Hotels, Restaurants & Leisure	66,598,775	48,695,692	—	115,294,467

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Innovation and Growth Trust (BIGZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Interactive Media & Services	$49,616,005	$—	$—	$49,616,005
Internet & Direct Marketing Retail	42,184,070	—	—	42,184,070
IT Services	88,727,062	—	30,433,994	119,161,056
Life Sciences Tools & Services	236,784,139	—	—	236,784,139
Machinery	54,709,492	—	—	54,709,492
Road & Rail	21,024,792	—	—	21,024,792
Semiconductors & Semiconductor Equipment	187,621,720	—	—	187,621,720
Software	320,942,287	28,487,912	49,907,356	399,337,555
Convertible Notes	—	—	12,240,000	12,240,000
Preferred Securities
Preferred Stocks	—	—	486,925,958	486,925,958
Short-Term Securities
Money Market Funds	9,128,990	—	—	9,128,990

	$1,537,561,436	$103,336,494	$612,571,446	$2,253,469,376

Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$(6,621,443)	$(3,224,736)	$—	$(9,846,179)

(a)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Total
Assets
Opening balance, as of December 31, 2021	$167,039,627	$12,000,000	$544,568,505	$723,608,132
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)
Net change in unrealized appreciation (depreciation) (a)(b)	(53,634,139)	240,000	(131,776,657)	(185,170,796)
Purchases	—	—	74,134,110	74,134,110
Sales	—	—	—	—

Closing balance, as of June 30, 2022	$113,405,488	$12,240,000	$486,925,958	$612,571,446

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 (b)	$(53,634,139)	$240,000	$(131,776,657)	$(185,170,796)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs (a)	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$113,405,488	Market	Revenue Multiple	10.00x - 25.00x		15.33x
			EBITDA Multiple	18.00x		—

Convertible Notes	12,240,000	Income	Discount Rate	23%		—
		Market	Revenue Multiple	2.20x		—
			Volatility	63%		—
Preferred Stocks	486,925,958	Market	Revenue Multiple	1.30x - 25.00x		11.33x
			Time to Exit	2.0 - 5.0 years		3.2 years
			Volatility	45% - 90%		66%

92	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Innovation and Growth Trust (BIGZ)

Value	Valuation Approach	Unobservable Inputs (a)	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

		Market Adjustment Multiple	0.90x - 1.00x		0.95x

$612,571,446

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (unaudited) June 30, 2022	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 13.5%
Albemarle Corp. (a)	39,976	$8,354,185
CF Industries Holdings, Inc.	152,792	13,098,858
FMC Corp. (a)	238,833	25,557,519
Koninklijke DSM NV	92,957	13,316,140
Nutrien Ltd.	491,648	39,179,429
Sociedad Quimica y Minera de Chile SA, ADR (a)	225,379	18,825,908

		118,332,039

Containers & Packaging — 0.5%
Packaging Corp. of America (a)	33,028	4,541,350

Electrical Equipment — 0.5%
Vestas Wind Systems A/S	224,068	4,764,133

Food Products — 7.2%
Bunge Ltd. (a)(b)	255,485	23,169,935
Darling Ingredients, Inc. (a)(c)	156,591	9,364,142
Hofseth International A/S, (Acquired 05/26/21, Cost: $10,198,056) (c)(d)(e)	18,993,283	10,682,841
Kerry Group PLC, Class A	129,883	12,420,968
Nestle SA, Registered Shares	62,375	7,289,933

		62,927,819

Machinery (a) — 4.4%
AGCO Corp.	168,181	16,599,466
Deere & Co.	73,217	21,926,295

		38,525,761

Metals & Mining — 24.6%
Alcoa Corp. (a)	174,140	7,937,301
Anglo American PLC	162,903	5,823,549
ArcelorMittal SA, Registered Shares (a)	612,749	13,848,128
First Quantum Minerals Ltd.	695,612	13,196,741
Franco-Nevada Corp. (a)	64,719	8,515,726
Freeport-McMoRan, Inc. (a)	96,413	2,821,044
Glencore PLC	8,764,363	47,471,611
Newcrest Mining Ltd.	757,397	10,790,046
Newmont Corp. (a)	378,867	22,606,994
Norsk Hydro ASA	1,955,124	11,048,916
Polyus PJSC, Registered Shares, GDR (d)(f)	209,464	2,095
Stelco Holdings, Inc.	459,581	11,489,525
Teck Resources Ltd., Class B (a)	419,788	12,832,919
Vale SA, ADR (a)	2,009,197	29,394,552
Wheaton Precious Metals Corp. (a)	511,930	18,444,838

		216,223,985

Oil, Gas & Consumable Fuels — 44.5%
Cenovus Energy, Inc.	243,150	4,626,121
Chevron Corp. (a)(b)	299,104	43,304,277
ConocoPhillips (a)	395,703	35,538,087
EOG Resources, Inc. (a)	149,421	16,502,055
Equinor ASA	314,700	10,965,843

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp. (a)(b)	850,199	$72,811,042
Gazprom PJSC, ADR (d)	2,715,000	1,005
Hess Corp. (a)	101,335	10,735,430
Marathon Petroleum Corp. (a)	108,259	8,899,972
Phillips 66 (a)	162,182	13,297,302
Pioneer Natural Resources Co. (a)	55,534	12,388,525
Repsol SA	309,150	4,557,489
Shell PLC, ADR (a)	929,232	48,589,541
Suncor Energy, Inc.	887,996	31,154,366
TC Energy Corp.	348,250	18,040,173
TotalEnergies SE	1,140,334	60,023,723

		391,434,951

Paper & Forest Products — 2.5%
Precious Woods Holding AG, Registered Shares (c)	20,000	268,161
UPM-Kymmene OYJ	708,034	21,710,658

		21,978,819

Total Long-Term Investments — 97.7% (Cost: $749,620,553)		858,728,857

Short-Term Securities

Money Market Funds — 2.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (g)(h)	25,116,689	25,116,689

Total Short-Term Securities — 2.9% (Cost: $25,116,689)		25,116,689

Total Investments Before Options Written — 100.6% (Cost: $774,737,242)		883,845,546

Options Written — (0.4)% (Premiums Received: $(10,340,170))		(3,865,208)

Total Investments, Net of Options Written — 100.2% (Cost: $764,397,072)		879,980,338
Liabilities in Excess of Other Assets — (0.2)%		(1,362,524)

Net Assets — 100.0%		$878,617,814

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $10,682,841, representing 1.2% of its net assets as of period end, and an original cost of $10,198,056.

(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications
used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications
for reporting ease.

94	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Resources & Commodities Strategy Trust (BCX)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$16,654,313	$8,462,376	(a)	$—	$—	$—	$25,116,689	25,116,689	$39,871	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Pioneer Natural Resources Co.	104	07/01/22	USD	290.00	USD	2,320	$(520)
AGCO Corp.	410	07/15/22	USD	120.00	USD	4,047	(20,500)
Albemarle Corp.	150	07/15/22	USD	240.00	USD	3,135	(15,375)
ArcelorMittal SA	560	07/15/22	USD	31.00	USD	1,266	(6,160)
Bunge Ltd.	412	07/15/22	USD	120.00	USD	3,736	(2,060)
Bunge Ltd.	533	07/15/22	USD	110.00	USD	4,834	(15,990)
Cenovus Energy Inc.	641	07/15/22	CAD	26.50	CAD	1,570	(19,670)
Darling Ingredients, Inc.	220	07/15/22	USD	85.00	USD	1,316	(3,300)
Exxon Mobil Corp.	470	07/15/22	USD	100.00	USD	4,025	(5,170)
FMC Corp.	451	07/15/22	USD	125.00	USD	4,826	(33,825)
HESS Corp.	220	07/15/22	USD	130.00	USD	2,331	(9,900)
Marathon Petroleum Corp.	270	07/15/22	USD	100.00	USD	2,220	(3,105)
Newmont Corp.	380	07/15/22	USD	70.00	USD	2,267	(2,090)
Packaging Corp. of America	122	07/15/22	USD	145.00	USD	1,678	(11,285)
Phillips 66	95	07/15/22	USD	105.00	USD	779	(713)
Shell PLC, ADR	597	07/15/22	USD	57.50	USD	3,122	(13,432)
Shell PLC, ADR	496	07/15/22	USD	60.00	USD	2,594	(3,720)
Sociedad Quimica y Minera de Chile SA, ADR	486	07/15/22	USD	100.00	USD	4,060	(18,225)
Stelco Holdings Inc.	668	07/15/22	CAD	52.00	CAD	2,150	(20,239)
Stelco Holdings Inc.	200	07/15/22	CAD	41.00	CAD	644	(1,942)
Vale SA, ADR	1,208	07/15/22	USD	16.00	USD	1,767	(22,348)
Alcoa Corp.	160	07/22/22	USD	64.00	USD	729	(1,680)
ArcelorMittal SA	560	07/22/22	USD	31.00	USD	1,266	(4,480)
ConocoPhillips	294	07/22/22	USD	127.00	USD	2,640	(11,172)
Deere & Co.	37	07/22/22	USD	370.00	USD	1,108	(2,720)
EOG Resources, Inc.	144	07/22/22	USD	153.20	USD	1,590	(5,040)
Exxon Mobil Corp.	492	07/22/22	USD	105.00	USD	4,213	(5,658)
Exxon Mobil Corp.	413	07/22/22	USD	109.00	USD	3,537	(3,304)
Marathon Petroleum Corp.	239	07/22/22	USD	120.00	USD	1,965	(3,824)
Teck Resources Ltd., Class B	695	07/22/22	USD	41.00	USD	2,125	(18,070)
Vale SA, ADR	2,400	07/22/22	USD	16.00	USD	3,511	(54,000)
Shell PLC, ADR	808	07/25/22	USD	59.50	USD	4,225	(22,548)
Darling Ingredients, Inc.	360	07/27/22	USD	79.00	USD	2,153	(2,231)
ArcelorMittal SA	571	07/29/22	USD	30.00	USD	1,290	(7,709)
Chevron Corp.	250	07/29/22	USD	165.00	USD	3,620	(24,500)
ConocoPhillips	312	07/29/22	USD	127.00	USD	2,802	(10,296)
ConocoPhillips	206	07/29/22	USD	95.00	USD	1,850	(54,590)
Deere & Co.	113	07/29/22	USD	355.00	USD	3,384	(10,566)
EOG Resources, Inc.	241	07/29/22	USD	138.20	USD	2,662	(11,448)
Freeport-McMoRan, Inc.	178	07/29/22	USD	33.00	USD	521	(12,282)
Newmont Corp.	500	07/29/22	USD	70.00	USD	2,984	(13,500)
Phillips 66	205	07/29/22	USD	94.00	USD	1,681	(20,500)
Pioneer Natural Resources Co.	101	07/29/22	USD	245.00	USD	2,253	(53,530)
Vale SA, ADR	1,460	07/29/22	USD	15.50	USD	2,136	(59,860)
Wheaton Precious Metals Corp.	840	07/29/22	USD	41.00	USD	3,027	(23,100)

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Franco-Nevada Corp.	120	08/01/22	USD	147.00	USD	1,579	$(12,348)
Alcoa Corp.	289	08/05/22	USD	58.00	USD	1,317	(22,686)
ArcelorMittal SA	576	08/05/22	USD	25.00	USD	1,302	(37,152)
Chevron Corp.	397	08/05/22	USD	155.00	USD	5,748	(138,950)
Conocophillips	403	08/05/22	USD	102.00	USD	3,619	(54,808)
Deere & Co.	67	08/05/22	USD	315.00	USD	2,006	(54,940)
EOG Resources, Inc.	167	08/05/22	USD	130.00	USD	1,844	(25,885)
Exxon Mobil Corp.	1,770	08/05/22	USD	94.00	USD	15,158	(305,325)
Hess Corp.	155	08/05/22	USD	114.00	USD	1,642	(62,000)
Marathon Petroleum Corp.	157	08/05/22	USD	94.00	USD	1,291	(21,666)
Newmont Corp.	521	08/05/22	USD	66.00	USD	3,109	(41,940)
Phillips 66	211	08/05/22	USD	90.00	USD	1,730	(46,420)
Shell PLC, ADR	1,000	08/05/22	USD	54.50	USD	5,229	(159,354)
Teck Resources Ltd., Class B	528	08/05/22	USD	37.00	USD	1,614	(30,096)
Vale SA, ADR	1,209	08/05/22	USD	17.00	USD	1,769	(23,575)
Wheaton Precious Metals Corp.	638	08/05/22	USD	40.00	USD	2,299	(35,090)
Chevron Corp.	459	08/12/22	USD	155.00	USD	6,645	(185,895)
Shell PLC, ADR	367	08/12/22	USD	55.78	USD	1,919	(51,753)
Teck Resources Ltd., Class B	330	08/12/22	USD	37.01	USD	1,009	(22,442)
Vale SA, ADR	1,157	08/12/22	USD	16.11	USD	1,693	(50,460)
Wheaton Precious Metals Corp.	416	08/12/22	USD	38.00	USD	1,499	(52,000)
AGCO Corp.	212	08/19/22	USD	105.00	USD	2,092	(87,980)
Alcoa Corp.	195	08/19/22	USD	60.00	USD	889	(18,427)
Cenovus Energy Inc.	584	08/19/22	CAD	31.00	CAD	1,430	(18,602)
ConocoPhillips	249	08/19/22	USD	105.00	USD	2,236	(39,714)
Deere & Co.	53	08/19/22	USD	350.00	USD	1,587	(19,345)
FMC Corp.	432	08/19/22	USD	110.00	USD	4,623	(183,600)
Franco-Nevada Corp.	120	08/19/22	USD	150.00	USD	1,579	(18,600)
Freeport-McMoRan, Inc.	178	08/19/22	USD	34.00	USD	521	(15,842)
Phillips 66	145	08/19/22	USD	110.00	USD	1,189	(5,075)
Shell PLC, ADR	170	08/19/22	USD	56.50	USD	889	(25,613)
Sociedad Quimica y Minera de Chile SA, ADR	350	08/19/22	USD	106.17	USD	2,924	(35,690)
Stelco Holdings Inc.	832	08/19/22	CAD	38.00	CAD	2,677	(59,789)
Suncor Energy Inc.	1,114	08/19/22	CAD	49.00	CAD	5,031	(154,049)
Suncor Energy Inc.	1,001	08/19/22	CAD	52.00	CAD	4,521	(82,432)
TC Energy Corp.	664	08/19/22	CAD	72.00	CAD	4,428	(26,824)
Suncor Energy Inc.	1,001	09/16/22	CAD	52.00	CAD	4,521	(120,537)
Suncor Energy Inc.	265	09/16/22	CAD	56.00	CAD	1,197	(18,117)
TC Energy Corp.	624	09/16/22	CAD	70.00	CAD	4,161	(69,323)

							$(3,100,521)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Anglo American PLC	Morgan Stanley & Co. International PLC	26,900	07/06/22	GBP	34.76	GBP	790	$(52)
Norsk Hydro ASA	Merrill Lynch International	370,000	07/06/22	NOK	74.76	NOK	20,409	(14)
Koninklijke Dsm N.V.	Goldman Sachs International	26,800	07/12/22	EUR	145.67	EUR	3,674	(27,705)
Total SA	Morgan Stanley & Co. International PLC	162,000	07/12/22	EUR	54.27	EUR	8,160	(20,643)
Kerry Group PLC	Goldman Sachs International	49,200	07/13/22	EUR	100.65	EUR	4,494	(4,560)
Anglo American PLC	Morgan Stanley & Co. International PLC	33,384	07/19/22	GBP	40.65	GBP	980	(36)
UPM Kymmene OYJ	Morgan Stanley & Co. International PLC	90,000	07/19/22	EUR	34.05	EUR	2,611	(3,139)
Nestle SA	Morgan Stanley & Co. International PLC	13,000	07/20/22	CHF	125.32	CHF	1,449	(813)
Koninklijke Dsm N.V.	Credit Suisse International	7,600	07/27/22	EUR	160.28	EUR	1,042	(2,588)
Total SA	UBS AG	108,500	07/27/22	EUR	57.38	EUR	5,465	(14,837)
UPM Kymmene OYJ	Goldman Sachs International	172,000	07/27/22	EUR	34.28	EUR	4,990	(9,895)
Newcrest Mining Ltd.	Morgan Stanley & Co. International PLC	78,000	07/28/22	AUD	24.54	AUD	1,629	(2,218)
Statoil ASA	Morgan Stanley & Co. International PLC	58,200	07/28/22	NOK	350.73	NOK	19,936	(75,758)
Nestle SA	Morgan Stanley & Co. International PLC	10,100	08/09/22	CHF	111.46	CHF	1,126	(29,990)
Repsol SA	Credit Suisse International	145,600	08/09/22	EUR	14.41	EUR	2,046	(84,345)

96	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Statoil ASA	Morgan Stanley & Co. International PLC	58,200	08/09/22	NOK	350.68	NOK	19,936	$(91,475)
Total SA	JPMorgan International Bank Ltd.	156,400	08/09/22	EUR	50.96	EUR	7,878	(291,232)
Newcrest Mining Ltd.	UBS AG	202,300	08/11/22	AUD	22.28	AUD	4,226	(72,687)
Norsk Hydro ASA	Morgan Stanley & Co. International PLC	353,400	08/11/22	NOK	65.28	NOK	19,494	(32,700)

								$(764,687)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$6,709,495	$(234,533)	$(3,865,208)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$3,865,208	$—	$—	$—	$3,865,208

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$—	$—	$(1,311)	$—	$—	$—	$(1,311)
Options written	—	—	(40,509,948)	—	—	—	(40,509,948)

	$—	$—	$(40,511,259)	$—	$—	$—	$(40,511,259)

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased (b)	$—	$—	$1,311	$—	$—	$—	$1,311
Options written	—	—	7,850,011	—	—	—	7,850,011

	$—	$—	$7,851,322	$—	$—	$—	$7,851,322

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$9,375,481
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Resources & Commodities Strategy Trust (BCX)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$3,865,208

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	3,865,208

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(3,100,521)

Total derivative assets and liabilities subject to an MNA	$—	$764,687

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Credit Suisse International	$86,933	$—	$—	$—	$86,933
Goldman Sachs International	42,160	—	(42,160)	—	—
JPMorgan International Bank Ltd.	291,232	—	(291,232)	—	—
Merrill Lynch International	14	—	—	—	14
Morgan Stanley & Co. International PLC	256,824	—	(256,824)	—	—
UBS AG	87,524	—	(87,524)	—	—

	$764,687	$—	$(677,740)	$—	$86,947

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$105,015,899	$13,316,140	$—	$118,332,039
Containers & Packaging	4,541,350	—	—	4,541,350
Electrical Equipment	—	4,764,133	—	4,764,133
Food Products	32,534,077	19,710,901	10,682,841	62,927,819
Machinery	38,525,761	—	—	38,525,761
Metals & Mining	141,087,768	75,134,122	2,095	216,223,985
Oil, Gas & Consumable Fuels	315,886,891	75,547,055	1,005	391,434,951
Paper & Forest Products	—	21,978,819	—	21,978,819
Short-Term Securities
Money Market Funds	25,116,689	—	—	25,116,689

	$662,708,435	$210,451,170	$10,685,941	$883,845,546

Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$(2,718,082)	$(1,147,126)	$—	$(3,865,208)

(a)	Derivative financial instruments are options written. Options written are shown at value.

98	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Resources & Commodities Strategy Trust (BCX)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Common Stocks
Assets
Opening balance, as of December 31, 2021	$9,834,654
Transfers into Level 3 (a)	28,028,121
Transfers out of Level 3 (b)	—
Accrued discounts/premiums	—
Net realized gain (loss)	(45,466)
Net change in unrealized appreciation (depreciation) (c)(d)	(40,936,039)
Purchases	14,219,305
Sales	(414,634)

Closing balance, as of June 30, 2022	$10,685,941

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 (d)	$(40,936,039)

(a)
As of December 31, 2021, the Trust used observable inputs in determining the value of certain investments. As of June 30, 2022, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)
As of December 31, 2021, the Trust used significant unobservable inputs in determining the value of certain investments. As of June 30, 2022, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $3,100. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)
Assets
Common Stocks	$10,682,841	Market	EBITDA Multiple	22.00x

	$10,682,841

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	99

Consolidated Schedule of Investments (unaudited) June 30, 2022	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 2.1%
Tesla, Inc. (a)(b)	34,250	$23,064,635

Banks — 1.8%
Klarna Holdings AB, (Acquired 08/07/19, Cost: $7,971,978) (c)(d)	26,430	19,274,271

Capital Markets — 0.7%
S&P Global, Inc. (a)	23,134	7,797,546

Diversified Consumer Services — 0.4%
Think & Learn Private Ltd., (Acquired 09/30/20, Cost: $1,524,948) (c)(d)	997	3,827,869

Electronic Equipment, Instruments & Components — 1.7%
CDW Corp. (a)	54,202	8,540,067
Samsung SDI Co. Ltd.	23,749	9,793,727

		18,333,794

Entertainment — 0.3%
Roku, Inc. (a)(b)	45,568	3,742,956

Hotels, Restaurants & Leisure (a)(b) — 0.9%
Airbnb, Inc., Class A	32,494	2,894,562
Booking Holdings, Inc.	3,769	6,591,943

		9,486,505

Interactive Media & Services — 5.9%
Alphabet, Inc., Class A (a)(b)	13,882	30,252,489
Kakao Corp.	216,792	11,746,895
Snap, Inc., Class A (a)(b)	242,590	3,185,207
Tencent Holdings Ltd.	164,500	7,446,114
Z Holdings Corp.	1,485,700	4,320,525
ZoomInfo Technologies, Inc., CLass A (a)(b)	196,066	6,517,234

		63,468,464

Internet & Direct Marketing Retail — 2.7%
Amazon.com, Inc. (a)(b)	167,970	17,840,092
Cazoo Group Ltd. (b)	438,236	315,530
Jasper Infotech Private Ltd., Series I, (Acquired 08/18/15, Cost: $1,998,435) (c)(d)	168,640	213,970
Meituan, Class B (b)(e)	203,300	5,073,206
MercadoLibre, Inc. (a)(b)	8,263	5,262,457

		28,705,255

IT Services — 15.1%
Accenture PLC, Class A (a)	50,752	14,091,293
Adyen NV (b)(e)	4,805	6,934,249
Automatic Data Processing, Inc. (a)	24,107	5,063,434
Automattic, Inc., Series E, (Acquired 02/03/21, Cost: $7,999,945) (c)(d)	94,117	5,078,553
AvidXchange Holdings, Inc. (a)(b)	124,651	765,357
Block, Inc. (a)(b)	73,706	4,529,971
GMO Payment Gateway, Inc.	64,700	4,608,644
Mastercard, Inc., Class A (a)	90,717	28,619,399
MongoDB, Inc. (a)(b)	31,339	8,132,471
Okta, Inc. (a)(b)	72,383	6,543,423
PayPal Holdings, Inc. (a)(b)	90,553	6,324,222
Salt Payments, Inc., Series C, (Acquired 12/17/21, Cost: $24,999,987) (c)(d)	12,871	15,216,997
Snowflake, Inc., Class A (a)(b)	13,175	1,832,116
Thoughtworks Holding, Inc. (a)(b)	448,130	6,323,114
TRAX Ltd., (Acquired 09/12/19, Cost: $4,000,013) (c)(d)	106,667	4,342,414

Security	Shares	Value

IT Services (continued)
TRAX Ltd., Series D, (Acquired 02/18/21, Cost: $1,999,990) (c)(d)	38,361	$1,561,676
Twilio, Inc., Class A (a)(b)	67,897	5,690,448
Visa, Inc., Class A (a)	122,365	24,092,445
Voltron Data, Inc., Series A, (Acquired 01/18/22, Cost: $10,000,000) (c)(d)	6,201,935	9,116,844
Wise PLC, Class A (b)	1,002,310	3,640,000

		162,507,070

Professional Services — 0.4%
Planet Labs, Inc., (Acquired 01/06/22, Cost: $10,000,000) (d)	1,000,000	4,330,000

Road & Rail — 0.5%
Ant Group Co., Ltd, Series C, (Acquired 05/18/18, Cost: $6,492,863) (c)(d)	1,703,548	5,570,602

Semiconductors & Semiconductor Equipment — 14.8%
Advanced Micro Devices, Inc. (a)(b)	110,640	8,460,641
Alphawave IP Group PLC (b)	1,844,013	3,016,900
Analog Devices, Inc. (a)	39,090	5,710,659
ASML Holding NV	33,209	15,689,191
Broadcom, Inc. (a)	10,711	5,203,511
Credo Technology Group Holding Ltd., (Acquired 01/27/22, Cost: $5,404,499) (d)	1,071,061	12,419,642
Globalfoundries, Inc. (a)(b)	128,800	5,195,792
Lam Research Corp. (a)	29,879	12,732,936
Marvell Technology, Inc. (a)	565,155	24,601,197
Monolithic Power Systems, Inc. (a)	22,095	8,485,364
NVIDIA Corp. (a)	54,473	8,257,562
Qualcomm, Inc. (a)	35,732	4,564,406
Renesas Electronics Corp. (b)	810,800	7,337,217
Soitec SA (b)	75,893	10,901,270
STMicroelectronics NV	171,818	5,433,754
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (a)	113,378	9,268,651
Wolfspeed, Inc. (a)(b)	199,937	12,686,003

		159,964,696

Software — 21.2%
Adobe, Inc. (a)(b)	18,274	6,689,381
ANSYS, Inc. (a)(b)	35,186	8,419,658
AppLovin Corp., Class A (a)(b)	164,804	5,675,850
Atlassian Corp. PLC, Class A (a)(b)	37,822	7,087,843
AvidXchange, Inc., (Acquired 07/29/20, Cost: $2,022,088) (d)	165,028	1,013,272
Cadence Design Systems, Inc. (a)(b)	107,937	16,193,788
Constellation Software, Inc	3,049	4,526,292
Crowdstrike Holdings, Inc., Class A (a)(b)	43,297	7,298,142
CS Disco, Inc. (a)(b)	215,329	3,884,535
Databricks, Inc., (Acquired 07/24/20, Cost: $960,476) (c)(d)	19,999	3,668,616
DataRobot, Inc., (Acquired 03/01/21, Cost: $583,275) (c)(d)	38,789	434,437
Elastic NV (a)(b)	47,198	3,193,889
Gitlab, Inc., Class A (a)(b)	144,364	7,671,503
Grammarly, Inc., (Acquired 11/17/21, Cost: $18,749,975) (c)(d)	715,323	15,264,993
Intuit, Inc. (a)	33,520	12,919,949
Microsoft Corp. (a)	254,052	65,248,175
Oracle Corp. (a)	104,180	7,279,057
Patreon, Inc., (Acquired 08/19/21, Cost: $3,352,226) (c)(d)	59,524	2,297,031

100	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Salesforce, Inc. (a)(b)	54,803	$9,044,687
ServiceNow, Inc. (a)(b)	29,283	13,924,652
SiteMinder Ltd. (b)	2,145,680	5,227,743
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $997,636) (c)(d)	66,422	634,994
Snyk Ltd., (Acquired 09/02/21, Cost: $5,192,307) (c)(d)	361,972	3,717,452
Unity Software, Inc. (a)(b)	114,284	4,207,937
Xero Ltd. (b)	130,197	6,944,789
Zscaler, Inc. (a)(b)	43,943	6,569,918

		229,038,583

Technology Hardware, Storage & Peripherals — 6.1%
Apple, Inc. (a)	483,817	66,147,460

Total Common Stocks — 74.6% (Cost: $540,790,983)		805,259,706

	Par (000)

Convertible Notes

Software — 0.9%
Warhol, Inc.(Acquired: 12/14/21, Cost: $8,000,000), 0.00% (c)(d)	$80	9,640,000

Total Convertible Notes — 0.9% (Cost: $8,000,000)		9,640,000

	Shares

Preferred Securities

Preferred Stocks — 20.4% (c)(d)

Chemicals — 0.6%
Solugen, Inc., (Acquired 09/02/21, Cost: $9,999,977)	269,284	6,923,291

Diversified Consumer Services — 0.4%
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $3,052,975)	1,054	4,046,714

Diversified Financial Services — 0.8%
Trumid Holdings LLC, Class L, (Acquired 09/15/21, Cost: $9,999,695), 07/16/22 (f)	11,420	8,511,783

Entertainment — 0.5%
Discord, Inc., Series I, (Acquired 09/13/21, Cost: $7,000,088)	12,713	5,046,044

Food & Staples Retailing — 1.5%
Grubmarket, Inc., Series E, (Acquired 10/18/21, Cost: $6,999,994)	709,724	15,670,706

Food Products — 0.9%
Farmer’s Business Network, Inc. (Acquired 09/15/21, Cost: $6,999,963)	112,616	5,399,937
Series F, (Acquired 07/31/20, Cost: $2,999,886)	90,750	4,161,795

		9,561,732

Interactive Media & Services — 1.4%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $9,999,959)	91,262	15,105,319

Security	Shares	Value

IT Services — 1.8%
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $2,999,391)	493,493	$2,418,115
Trumid Holdings LLC (f)
Class J-A, (Acquired 07/24/20, Cost: $2,499,716)	5,038	3,755,023
Class J-B, (Acquired 07/24/20, Cost: $1,499,830)	5,038	3,755,023
Voltron Data, Inc., (Acquired 07/14/21, Cost: $5,000,000)	9,090,909	9,909,091

		19,837,252

Road & Rail — 0.4%
FlixMobility GmbH, Series F, (Acquired 07/26/19, Cost: $5,482,937)	275	3,845,269

Semiconductors & Semiconductor Equipment — 4.1%
PsiQuantum Corp.
Series C, (Acquired 09/09/19, Cost: $3,200,234)	690,003	14,200,262
Series C, (Acquired 05/21/21, Cost: $5,000,025)	190,650	4,873,014
Rivos, Inc., Series A, (Acquired 12/03/21, Cost: $12,003,705)	4,500,000	10,800,000
SambaNova Systems, Inc., Series C, (Acquired 02/20/20, Cost: $9,972,125)	187,300	14,231,054

		44,104,330

Software — 8.0%
Bolt Financial, Inc., Series E, (Acquired 01/18/22, Cost: $29,999,955)	598,682	20,289,333
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $3,999,999)	93,135	17,084,684
Series G, (Acquired 02/01/21, Cost: $4,500,001)	25,371	4,654,056
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $2,999,996)	228,276	2,565,822
Grammarly, Inc., Series 3, (Acquired 11/17/21, Cost: $6,249,992)	238,441	5,088,331
MNTN Digital, Inc., (Acquired 11/05/21, Cost: $24,999,980)	1,088,598	15,773,785
Patreon, Inc., Series D, (Acquired 07/14/21, Cost: $6,666,632)	119,047	4,594,024
Prosimo, Inc., Series B, (Acquired 11/04/21, Cost: $4,999,998)	2,515,811	4,327,195
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $4,999,985)	332,896	3,182,486
Snyk Ltd., Series B, (Acquired 09/02/21, Cost: $4,807,688)	335,159	3,442,083
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $3,198,416)	281,080	4,938,576
Series C, (Acquired 09/18/20, Cost: $1,303,260)	47,600	836,332

		86,776,707

		219,429,147

Total Preferred Securities — 20.4% (Cost: $203,436,402)		219,429,147

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	101

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Warrants

IT Services — 0.0%
TRAX Ltd., (Expires 09/15/2023), (Acquired 09/12/19, Cost: $0) (c)(d)	17,065	$42,321

Total Warrants — 0.0% (Cost: $ — )		42,321

Total Long-Term Investments — 95.9% (Cost: $752,227,385)		1,034,371,174

Short-Term Securities

Money Market Funds — 4.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (g)(h)	49,223,180	49,223,180

Total Short-Term Securities — 4.5% (Cost: $49,223,180)		49,223,180

Total Investments Before Options Written — 100.4% (Cost: $801,450,565)		1,083,594,354

Options Written — (0.4)% (Premiums Received: $(10,312,473))		(4,802,220)

Total Investments, Net of Options Written — 100.0% (Cost: $791,138,092)		1,078,792,134

Other Assets Less Liabilities — 0.0%		107,061

Net Assets — 100.0%		$1,078,899,195

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $337,095,101, representing 31.2% of its net assets as of period end, and an original cost of $325,687,043.

(e)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications
used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications
for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$42,574,872	$6,648,308	(a)	$—		$—	$—	$49,223,180	49,223,180	$70,631		$—
SL Liquidity Series, LLC, Money Market Series (b)	840,396	—		(840,061	) (a)	(335)	—	—	—	18,028	(c)	—

						$(335)	$—	$49,223,180		$88,659		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Adobe, Inc.	56	07/01/22	USD	435.00	USD	2,050	$(392)
Analog Devices, Inc.	55	07/01/22	USD	175.00	USD	803	(4,125)
Atlassian Corp. PLC, Class A	40	07/01/22	USD	200.00	USD	750	(800)

102	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Booking Holdings, Inc.	11	07/01/22	USD	2,250.00	USD	1,924	$(2,915)
Crowdstrike Holdings, Inc., Class A	59	07/01/22	USD	175.00	USD	995	(3,688)
Lam Research Corp.	70	07/01/22	USD	525.00	USD	2,983	(70)
S&P Global, Inc.	90	07/01/22	USD	350.00	USD	3,034	(4,950)
ServiceNow, Inc.	59	07/01/22	USD	485.00	USD	2,806	(11,210)
Unity Software, Inc.	149	07/01/22	USD	44.00	USD	549	(447)
Accenture PLC, Class A	103	07/08/22	USD	315.00	USD	2,860	(6,695)
Analog Devices, Inc.	75	07/08/22	USD	165.00	USD	1,096	(7,500)
Atlassian Corp. PLC, Class A	34	07/08/22	USD	210.00	USD	637	(2,890)
Crowdstrike Holdings, Inc., Class A	86	07/08/22	USD	195.00	USD	1,450	(2,924)
Intuit, Inc.	101	07/08/22	USD	405.00	USD	3,893	(26,512)
MercadoLibre, Inc.	16	07/08/22	USD	890.00	USD	1,019	(3,680)
MongoDB, Inc.	7	07/08/22	USD	290.00	USD	182	(1,523)
MongoDB, Inc.	19	07/08/22	USD	315.00	USD	493	(998)
Oracle Corp.	71	07/08/22	USD	70.00	USD	496	(7,987)
Tesla, Inc.	45	07/08/22	USD	810.00	USD	3,030	(5,018)
Twilio, Inc., Class A	139	07/08/22	USD	125.00	USD	1,165	(7,714)
Accenture PLC, Class A	108	07/15/22	USD	290.00	USD	2,999	(24,570)
Adobe, Inc.	28	07/15/22	USD	425.00	USD	1,025	(1,148)
Alphabet Inc., Class A	18	07/15/22	USD	2,425.00	USD	3,923	(14,580)
Amazon.com, Inc.	200	07/15/22	USD	125.00	USD	2,124	(3,600)
Amazon.com, Inc.	401	07/15/22	USD	117.00	USD	4,259	(29,874)
ANSYS, Inc.	83	07/15/22	USD	260.00	USD	1,986	(24,070)
ANSYS, Inc.	79	07/15/22	USD	250.00	USD	1,890	(35,945)
Apple, Inc.	23	07/15/22	USD	150.00	USD	314	(759)
Apple, Inc.	157	07/15/22	USD	155.00	USD	2,147	(1,963)
AppLovin Corp., Class A	553	07/15/22	USD	45.00	USD	1,905	(11,060)
Atlassian Corp. PLC, Class A	17	07/15/22	USD	210.00	USD	319	(4,718)
Atlassian Corp. PLC, Class A	33	07/15/22	USD	200.00	USD	618	(16,665)
Automatic Data Processing, Inc.	96	07/15/22	USD	212.50	USD	2,016	(35,520)
AvidXchange Holdings, Inc.	134	07/15/22	USD	10.00	USD	82	(12,060)
Broadcom, Inc.	48	07/15/22	USD	530.00	USD	2,332	(6,720)
Cadence Design Systems, Inc.	42	07/15/22	USD	160.00	USD	630	(5,985)
Cadence Design Systems, Inc.	221	07/15/22	USD	155.00	USD	3,316	(64,090)
CDW Corp.	121	07/15/22	USD	160.00	USD	1,906	(38,417)
Crowdstrike Holdings, Inc., Class A	55	07/15/22	USD	190.00	USD	927	(11,605)
CS Disco, Inc.	92	07/15/22	USD	30.00	USD	166	(3,220)
CS Disco, Inc.	250	07/15/22	USD	22.50	USD	451	(45,000)
Elastic NV	128	07/15/22	USD	67.46	USD	866	(51,008)
Elastic NV	27	07/15/22	USD	80.00	USD	183	(1,418)
Gitlab, Inc., Class A	189	07/15/22	USD	50.00	USD	1,004	(100,170)
Globalfoundries Inc.	400	07/15/22	USD	65.00	USD	1,614	(6,000)
Globalfoundries Inc.	256	07/15/22	USD	55.00	USD	1,033	(5,120)
Intuit, Inc.	28	07/15/22	USD	420.00	USD	1,079	(6,720)
Lam Research Corp.	50	07/15/22	USD	515.00	USD	2,131	(1,675)
Lam Research Corp.	30	07/15/22	USD	480.00	USD	1,278	(6,240)
Mastercard, Inc., Class A	68	07/15/22	USD	355.00	USD	2,145	(2,924)
MercadoLibre, Inc.	7	07/15/22	USD	900.00	USD	446	(350)
Microsoft Corp.	136	07/15/22	USD	280.00	USD	3,493	(8,296)
MongoDB, Inc.	19	07/15/22	USD	300.00	USD	493	(6,650)
MongoDB, Inc.	19	07/15/22	USD	320.00	USD	493	(2,850)
Monolithic Power Systems, Inc.	21	07/15/22	USD	460.00	USD	806	(5,618)
NVIDIA Corp.	65	07/15/22	USD	185.00	USD	985	(2,275)
Okta, Inc.	80	07/15/22	USD	130.00	USD	723	(760)
Oracle Corp.	115	07/15/22	USD	72.50	USD	804	(6,728)
PayPal Holdings, Inc.	232	07/15/22	USD	95.00	USD	1,620	(1,624)
Roku, Inc.	38	07/15/22	USD	110.00	USD	312	(1,520)
salesforce.com, Inc.	100	07/15/22	USD	185.00	USD	1,650	(6,600)
ServiceNow, Inc.	23	07/15/22	USD	500.00	USD	1,094	(20,700)
Snap, Inc., Class A	142	07/15/22	USD	17.00	USD	186	(1,065)
Snowflake, Inc., Class A	24	07/15/22	USD	175.00	USD	334	(1,560)
Tesla, Inc.	17	07/15/22	USD	905.00	USD	1,145	(1,173)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	103

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Thoughtworks Holding, Inc.	439	07/15/22	USD	17.50	USD	619	$(43,900)
Twilio, Inc., Class A	95	07/15/22	USD	105.00	USD	796	(5,605)
Unity Software, Inc.	200	07/15/22	USD	45.00	USD	736	(10,500)
Visa, Inc., Class A	102	07/15/22	USD	215.00	USD	2,008	(4,437)
Visa, Inc., Class A	157	07/15/22	USD	202.50	USD	3,091	(46,707)
Wolfspeed, Inc.	240	07/15/22	USD	85.00	USD	1,523	(18,000)
ZoomInfo Technologies, Inc.	479	07/15/22	USD	50.00	USD	1,592	(16,765)
ZoomInfo Technologies, Inc.	250	07/15/22	USD	40.00	USD	831	(7,500)
Zscaler, Inc.	31	07/15/22	USD	220.00	USD	463	(713)
Zscaler, Inc.	34	07/15/22	USD	165.00	USD	508	(10,047)
Adobe, Inc.	22	07/22/22	USD	445.00	USD	805	(836)
Advanced Micro Devices, Inc.	187	07/22/22	USD	98.00	USD	1,430	(3,366)
Alphabet Inc., Class A	19	07/22/22	USD	2,520.00	USD	4,141	(14,250)
Alphabet Inc., Class A	7	07/22/22	USD	2,375.00	USD	1,525	(16,240)
Amazon.com, Inc.	78	07/22/22	USD	120.00	USD	828	(6,357)
Analog Devices, Inc.	75	07/22/22	USD	160.00	USD	1,096	(6,188)
Apple, Inc.	244	07/22/22	USD	155.00	USD	3,336	(6,466)
Atlassian Corp. PLC, Class A	84	07/22/22	USD	200.00	USD	1,574	(60,060)
Booking Holdings, Inc.	7	07/22/22	USD	2,070.00	USD	1,224	(5,005)
Crowdstrike Holdings, Inc., Class A	23	07/22/22	USD	180.00	USD	388	(14,260)
Crowdstrike Holdings, Inc., Class A	22	07/22/22	USD	195.00	USD	371	(5,698)
Intuit, Inc.	21	07/22/22	USD	390.00	USD	809	(29,505)
Lam Research Corp.	32	07/22/22	USD	495.00	USD	1,364	(7,072)
Marvell Technology, Inc.	434	07/22/22	USD	65.00	USD	1,889	(32,550)
Mastercard, Inc., Class A	146	07/22/22	USD	380.00	USD	4,606	(2,628)
Mastercard, Inc., Class A	36	07/22/22	USD	335.00	USD	1,136	(13,410)
Microsoft Corp.	313	07/22/22	USD	285.00	USD	8,039	(23,475)
MongoDB, Inc.	30	07/22/22	USD	320.00	USD	779	(9,225)
Okta, Inc.	44	07/22/22	USD	115.00	USD	398	(3,234)
Qualcomm, Inc.	104	07/22/22	USD	140.00	USD	1,328	(14,924)
S&P Global, Inc.	14	07/22/22	USD	335.00	USD	472	(15,680)
ServiceNow, Inc.	25	07/22/22	USD	475.00	USD	1,189	(59,625)
Snap, Inc., Class A	154	07/22/22	USD	16.00	USD	202	(9,009)
Tesla, Inc.	22	07/22/22	USD	850.00	USD	1,482	(10,230)
Twilio, Inc., Class A	36	07/22/22	USD	100.00	USD	302	(6,030)
Twilio, Inc., Class A	35	07/22/22	USD	105.00	USD	293	(3,675)
Zscaler, Inc.	39	07/22/22	USD	155.00	USD	583	(31,102)
Airbnb, Inc., Class A	50	07/29/22	USD	135.00	USD	445	(575)
Airbnb, Inc., Class A	30	07/29/22	USD	110.00	USD	267	(2,925)
Apple, Inc.	158	07/29/22	USD	140.00	USD	2,160	(72,285)
Apple, Inc.	357	07/29/22	USD	145.00	USD	4,881	(95,497)
Marvell Technology, Inc.	210	07/29/22	USD	54.00	USD	914	(5,985)
Marvell Technology, Inc.	320	07/29/22	USD	56.00	USD	1,393	(4,320)
Mastercard, Inc., Class A	117	07/29/22	USD	335.00	USD	3,691	(73,125)
MercadoLibre, Inc.	16	07/29/22	USD	820.00	USD	1,019	(11,040)
Microsoft Corp.	115	07/29/22	USD	265.00	USD	2,954	(87,400)
MongoDB, Inc.	18	07/29/22	USD	315.00	USD	467	(10,350)
NVIDIA Corp.	89	07/29/22	USD	175.00	USD	1,349	(22,561)
Okta, Inc.	80	07/29/22	USD	100.00	USD	723	(30,600)
Oracle Corp.	282	07/29/22	USD	70.00	USD	1,970	(60,771)
Roku, Inc.	57	07/29/22	USD	97.00	USD	468	(21,660)
salesforce.com, Inc.	40	07/29/22	USD	180.00	USD	660	(11,820)
Snap, Inc., Class A	141	07/29/22	USD	16.00	USD	185	(9,447)
Snowflake, Inc., Class A	35	07/29/22	USD	160.00	USD	487	(15,925)
Tesla, Inc.	14	07/29/22	USD	775.00	USD	943	(28,945)
Unity Software, Inc.	89	07/29/22	USD	43.00	USD	328	(14,818)
Zscaler, Inc.	29	07/29/22	USD	190.00	USD	434	(4,452)
Zscaler, Inc.	24	07/29/22	USD	170.00	USD	359	(11,160)
Accenture PLC, Class A	17	08/05/22	USD	285.00	USD	472	(13,175)
Adobe, Inc.	17	08/05/22	USD	405.00	USD	622	(9,435)
Advanced Micro Devices, Inc.	158	08/05/22	USD	94.00	USD	1,208	(15,721)
Airbnb, Inc., Class A	66	08/05/22	USD	115.00	USD	588	(6,765)

104	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Amazon.com, Inc.	300	08/05/22	USD	125.00	USD	3,186	$(40,500)
Analog Devices, Inc.	12	08/05/22	USD	155.00	USD	175	(3,600)
Apple, Inc.	82	08/05/22	USD	150.00	USD	1,121	(15,908)
Block Inc., Class A	210	08/05/22	USD	85.00	USD	1,291	(20,475)
Gitlab, Inc., Class A	376	08/05/22	USD	48.00	USD	1,998	(311,987)
Marvell Technology, Inc.	510	08/05/22	USD	53.00	USD	2,220	(23,970)
Microsoft Corp.	124	08/05/22	USD	270.00	USD	3,185	(81,220)
Okta, Inc.	151	08/05/22	USD	105.00	USD	1,365	(48,924)
PayPal Holdings, Inc.	48	08/05/22	USD	90.00	USD	335	(4,656)
Qualcomm, Inc.	76	08/05/22	USD	135.00	USD	971	(37,810)
Roku, Inc.	55	08/05/22	USD	115.00	USD	452	(10,945)
salesforce.com, Inc.	82	08/05/22	USD	180.00	USD	1,353	(30,340)
Snap, Inc., Class A	142	08/05/22	USD	18.00	USD	186	(5,751)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	122	08/05/22	USD	93.00	USD	997	(7,259)
Tesla, Inc.	17	08/05/22	USD	790.00	USD	1,145	(36,720)
Visa, Inc., Class A	169	08/05/22	USD	205.00	USD	3,327	(92,105)
Adobe, Inc.	15	08/12/22	USD	395.00	USD	549	(15,825)
Advanced Micro Devices, Inc.	152	08/12/22	USD	90.06	USD	1,162	(28,384)
Apple, Inc.	315	08/12/22	USD	147.68	USD	4,307	(93,309)
Block Inc., Class A	102	08/12/22	USD	81.33	USD	627	(17,195)
Marvell Technology, Inc.	880	08/12/22	USD	51.77	USD	3,831	(79,728)
Microsoft Corp.	96	08/12/22	USD	265.00	USD	2,466	(84,960)
Snap, Inc., Class A	618	08/12/22	USD	17.17	USD	811	(35,076)
Snap, Inc., Class A	137	08/12/22	USD	16.54	USD	180	(9,876)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	136	08/12/22	USD	91.14	USD	1,112	(14,690)
Alphabet Inc., Class A	18	08/19/22	USD	2,500.00	USD	3,923	(57,420)
Apple, Inc.	357	08/19/22	USD	150.00	USD	4,881	(88,357)
AppLovin Corp., Class A	455	08/19/22	USD	50.00	USD	1,567	(45,500)
Block Inc., Class A	49	08/19/22	USD	110.00	USD	301	(1,103)
Cadence Design Systems, Inc.	222	08/19/22	USD	160.00	USD	3,331	(125,430)
CDW Corp.	121	08/19/22	USD	160.00	USD	1,906	(81,070)
CS Disco, Inc.	250	08/19/22	USD	22.50	USD	451	(28,750)
Elastic NV	118	08/19/22	USD	80.00	USD	799	(30,975)
Gitlab, Inc., Class A	295	08/19/22	USD	50.83	USD	1,568	(233,616)
Marvell Technology, Inc.	231	08/19/22	USD	52.50	USD	1,006	(17,440)
Mastercard, Inc., Class A	41	08/19/22	USD	345.00	USD	1,293	(25,830)
Microsoft Corp.	105	08/19/22	USD	270.00	USD	2,697	(75,337)
MongoDB, Inc.	60	08/19/22	USD	290.00	USD	1,557	(103,800)
Monolithic Power Systems, Inc.	39	08/19/22	USD	450.00	USD	1,498	(39,390)
NVIDIA Corp.	104	08/19/22	USD	215.00	USD	1,577	(5,512)
Okta, Inc.	43	08/19/22	USD	120.00	USD	389	(7,568)
PayPal Holdings, Inc.	127	08/19/22	USD	90.00	USD	887	(17,145)
Roku, Inc.	55	08/19/22	USD	120.00	USD	452	(12,622)
salesforce.com, Inc.	24	08/19/22	USD	180.00	USD	396	(11,880)
ServiceNow, Inc.	25	08/19/22	USD	500.00	USD	1,189	(66,625)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	252	08/19/22	USD	95.00	USD	2,060	(17,388)
Tesla, Inc.	21	08/19/22	USD	840.00	USD	1,414	(42,000)
Tesla, Inc.	18	08/19/22	USD	790.00	USD	1,212	(55,575)
Unity Software, Inc.	190	08/19/22	USD	55.00	USD	700	(22,895)
Wolfspeed, Inc.	240	08/19/22	USD	90.00	USD	1,523	(21,600)
Zscaler, Inc.	40	08/19/22	USD	190.00	USD	598	(13,500)
Wolfspeed, Inc.	190	09/16/22	USD	80.00	USD	1,206	(57,950)

							$(4,415,173)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Soitec SA	Goldman Sachs International	5,500	07/06/22	EUR	173.51	EUR	745	$(8)
STMicroelectronics NV	Goldman Sachs International	40,300	07/06/22	EUR	39.72	EUR	1,209	—

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	105

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust (BST)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Yahoo Japan Corp.	BNP Paribas SA	509,000	07/08/22	JPY	499.86	JPY	201,768	$—
Wolfspeed, Inc.	Bank of America N.A.	13,200	07/11/22	USD	81.32	USD	838	(543)
Wolfspeed, Inc.	Citibank N.A.	9,000	07/11/22	USD	101.52	USD	571	—
Soitec SA	Morgan Stanley & Co. International PLC	5,300	07/12/22	EUR	181.71	EUR	718	(27)
Kakao Corp.	JPMorgan Chase Bank N.A.	59,500	07/13/22	USD	85,917.68	USD	4,159,050	(298)
Renesas Electronics Corp.	UBS AG	334,000	07/13/22	JPY	1,596.86	JPY	411,822	(1,882)
Samsung SDI Co. Ltd.	Goldman Sachs International	10,600	07/13/22	USD	593,827.14	USD	5,639,200	(9,235)
Alphawave IP Group PLC	Goldman Sachs International	67,000	07/19/22	GBP	1.91	GBP	90	(205)
Siteminder Ltd.	UBS AG	60,000	07/19/22	AUD	4.93	AUD	211	(83)
Soitec SA	Morgan Stanley & Co. International PLC	13,600	07/19/22	EUR	177.89	EUR	1,843	(812)
Wise PLC, Class A	Goldman Sachs International	100,000	07/19/22	GBP	3.77	GBP	297	(2,753)
Xero Ltd.	Morgan Stanley & Co. International PLC	8,500	07/19/22	AUD	92.84	AUD	654	(2,712)
GMO Payment Gateway, Inc.	UBS AG	14,700	07/20/22	JPY	11,145.60	JPY	140,385	(9,206)
Kakao Corp.	UBS AG	55,500	07/21/22	USD	84,721.47	USD	3,879,450	(1,660)
Thoughtworks Holding, Inc.	Barclays Bank PLC	22,300	07/25/22	USD	18.99	USD	315	(756)
Alphawave IP Group PLC	Goldman Sachs International	62,000	07/26/22	GBP	1.92	GBP	83	(424)
ASML Holding NV	Goldman Sachs International	8,300	07/26/22	EUR	555.95	EUR	3,784	(7,926)
Monolithic Power Systems, Inc.	Barclays Bank PLC	3,900	07/26/22	USD	433.62	USD	1,498	(26,402)
STMicroelectronics NV	UBS AG	15,900	07/26/22	EUR	38.50	EUR	477	(578)
Yahoo Japan Corp.	JPMorgan Chase Bank N.A.	396,800	07/26/22	JPY	457.10	JPY	157,292	(1,834)
Adyen NV	Goldman Sachs International	2,100	07/27/22	EUR	1,544.77	EUR	2,915	(54,355)
GMO Payment Gateway, Inc.	JPMorgan Chase Bank N.A.	8,200	07/27/22	JPY	11,372.61	JPY	78,310	(5,953)
Siteminder Ltd.	Morgan Stanley & Co. International PLC	33,200	07/27/22	AUD	4.91	AUD	117	(164)
Soitec SA	UBS AG	1,900	07/27/22	EUR	184.80	EUR	257	(186)
Xero Ltd.	BNP Paribas SA	50,000	07/27/22	AUD	86.76	AUD	3,848	(63,337)
Alphawave IP Group PLC	UBS AG	62,000	08/02/22	GBP	1.75	GBP	83	(1,694)
GMO Payment Gateway, Inc.	JPMorgan Chase Bank N.A.	8,200	08/02/22	JPY	11,074.00	JPY	78,310	(11,081)
Renesas Electronics Corp.	JPMorgan Chase Bank N.A.	87,800	08/02/22	JPY	1,543.36	JPY	108,257	(652)
STMicroelectronics NV	Goldman Sachs International	25,500	08/03/22	EUR	34.17	EUR	765	(10,000)
Thoughtworks Holding, Inc.	Barclays Bank PLC	22,300	08/04/22	USD	19.00	USD	315	(1,773)
ASML Holding NV	JPMorgan Chase Bank N.A.	6,700	08/09/22	EUR	487.54	EUR	3,054	(86,220)
Soitec SA	Morgan Stanley & Co. International PLC	4,500	08/09/22	EUR	162.00	EUR	610	(6,102)
Soitec SA	UBS AG	3,300	08/09/22	EUR	151.69	EUR	447	(10,944)
ZoomInfo Technologies, Inc.	JPMorgan Chase Bank N.A.	18,100	08/09/22	USD	44.37	USD	602	(9,645)
Thoughtworks Holding, Inc.	Bank of America N.A.	69,000	08/11/22	USD	17.74	USD	974	(15,553)
Thoughtworks Holding, Inc.	JPMorgan Chase Bank N.A.	44,200	09/01/22	USD	15.60	USD	624	(42,044)

								$(387,047)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$6,166,169	$(655,916)	$(4,802,220)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$4,802,220	$—	$—	$—	$4,802,220

106	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust (BST)

For the period ended June 30, 2022, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$—	$—	$(381)	$—	$—	$—	$(381)
Options written	—	—	43,628,929	—	—	—	43,628,929

	$—	$—	$43,628,548	$—	$—	$—	$43,628,548

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(274,650)	$—	$—	$—	$(274,650)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$(8,200,814)
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$4,802,220

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	4,802,220

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4,415,173)

Total derivative assets and liabilities subject to an MNA	$—	$387,047

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$16,096	$—	$—	$—	$16,096
Barclays Bank PLC	28,931	—	—	—	28,931
BNP Paribas SA	63,337	—	—	—	63,337
Goldman Sachs International	84,906	—	—	(40,000)	44,906
JPMorgan Chase Bank N.A.	157,727	—	—	(150,000)	7,727
Morgan Stanley & Co. International PLC	9,817	—	—	(9,817)	—
UBS AG	26,233	—	—	(26,233)	—

	$387,047	$—	$—	$(226,050)	$160,997

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	107

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust (BST)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$23,064,635	$—	$—	$23,064,635
Banks	—	—	19,274,271	19,274,271
Capital Markets	7,797,546	—	—	7,797,546
Diversified Consumer Services	—	—	3,827,869	3,827,869
Electronic Equipment, Instruments & Components	8,540,067	9,793,727	—	18,333,794
Entertainment	3,742,956	—	—	3,742,956
Hotels, Restaurants & Leisure	9,486,505	—	—	9,486,505
Interactive Media & Services	39,954,930	23,513,534	—	63,468,464
Internet & Direct Marketing Retail	23,418,079	5,073,206	213,970	28,705,255
IT Services	112,007,693	15,182,893	35,316,484	162,507,070
Professional Services	—	4,330,000	—	4,330,000
Road & Rail	—	—	5,570,602	5,570,602
Semiconductors & Semiconductor Equipment	108,183,622	51,781,074	—	159,964,696
Software	189,835,256	13,185,804	26,017,523	229,038,583
Technology Hardware, Storage & Peripherals	66,147,460	—	—	66,147,460
Convertible Notes	—	—	9,640,000	9,640,000
Preferred Securities
Preferred Stocks	—	—	219,429,147	219,429,147
Warrants	—	—	42,321	42,321
Short-Term Securities
Money Market Funds	49,223,180	—	—	49,223,180

	$641,401,929	$122,860,238	$319,332,187	$1,083,594,354

Derivative Financial Instruments (a)
Equity Contracts	$—	$—	$—	$—
Liabilities
Equity Contracts	(3,540,304)	(1,261,916)	—	(4,802,220)

	$(3,540,304)	$(1,261,916)	$—	$(4,802,220)

(a)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Convertible Notes	Preferred Stocks	Warrant	Total
Assets
Opening balance, as of December 31, 2021	$119,431,663	$8,000,000	$240,189,562	$117,749	$367,738,974
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)
Net change in unrealized appreciation (depreciation) (a)(b)	(39,210,941)	1,640,000	(45,355,871)	(75,428)	(83,002,240)
Purchases	11,998,433	—	29,999,955	—	41,998,388
Sales	(1,998,436)	—	(5,404,499)	—	(7,402,935)

Closing balance, as of June 30, 2022	$90,220,719	$9,640,000	$219,429,147	$42,321	$319,332,187

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 (b)	$(40,956,670)	$1,640,000	$(42,384,673)	$(75,428)	$(81,776,771)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

108	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust (BST)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$90,220,719	Market	Revenue Multiple	3.25x - 29.00x		13.49x
			Volatility	39% - 75%		61%
			Time to Exit	0.5 - 4.0 years		2.6 years
Convertible Notes	9,640,000	Income	Discount Rate	21%		—
		Market	Volatility	80%		—
			Revenue Multiple	7.00x		—
Preferred Stocks	219,429,147	Market	Revenue Multiple	3.35x - 29.00x		15.00x
			Volatility	50% - 75%		62%
			Time to Exit	3.0 - 5.0 years		4.2 years
			Market Adjustment Multiple	0.90x - 1.00x		0.93x
			Gross Profit Multiple	11.89x		—
Warrants	42,321	Market	Volatility	39%		—
			Time to Exit	0.5 year		—
			Revenue Multiple	7.50x		—

	$319,332,187

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
See notes to financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	109

Consolidated Schedule of Investments (unaudited) June 30, 2022	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles (a) — 3.2%
Arrival SA (b)	1,315,613	$2,078,668
Tesla, Inc. (c)	81,949	55,186,096

		57,264,764

Banks — 3.5%
Klarna Holdings AB, (Acquired 08/07/19, Cost: $23,354,997) (d)(e)	86,839	63,327,976

Chemicals — 0.8%
CNGR Advanced Material Co. Ltd., Class A	355,813	6,607,512
Shenzhen Dynanonic Co. Ltd., Class A	117,919	7,207,331

		13,814,843

Diversified Consumer Services — 1.0%
Think & Learn Private Ltd., (Acquired 09/30/20, Cost: $7,113,729) (d)(e)	4,651	17,856,989

Electrical Equipment — 0.4%
Yantai Zhenghai Magnetic Material Co. Ltd., Class A (a)	3,296,300	7,551,689

Electronic Equipment, Instruments & Components — 3.4%
E Ink Holdings, Inc.	1,648,000	10,522,915
Jabil, Inc.	286,456	14,669,412
Samsung SDI Co. Ltd.	69,838	28,800,131
Xiamen Faratronic Co. Ltd., Class A	230,177	7,069,965

		61,062,423

Entertainment (a) — 1.8%
CTS Eventim AG & Co. KGaA	135,310	7,137,500
Roku, Inc.	91,612	7,525,010
Take-Two Interactive Software, Inc.	150,638	18,457,674

		33,120,184

Hotels, Restaurants & Leisure — 0.9%
Trip.com Group Ltd., ADR (a)	566,559	15,552,045

Interactive Media & Services — 3.9%
Eventbrite, Inc., Class A (a)	590,053	6,059,845
Kakao Corp.	586,837	31,797,820
Kanzhun Ltd., ADR (a)	286,357	7,525,462
Snap, Inc., Class A (a)	815,133	10,702,696
ZoomInfo Technologies, Inc., CLass A (a)	403,742	13,420,384

		69,506,207

Internet & Direct Marketing Retail — 1.5%
Cazoo Group Ltd. (a)	1,261,764	908,470
MercadoLibre, Inc. (a)	17,594	11,205,091
Prosus NV	218,962	14,178,574

		26,292,135

IT Services — 12.4%
Adyen NV (a)(f)	14,422	20,812,850
Automattic, Inc., Series E, (Acquired 02/03/21, Cost: $34,000,000) (d)(e)	400,000	21,584,000
AvidXchange Holdings, Inc. (a)	440,210	2,702,889
Block, Inc. (a)(c)	166,588	10,238,499
Cloudflare, Inc., Class A (a)	182,701	7,993,169
Dlocal Ltd. (a)	314,034	8,243,393
Endava PLC, ADR (a)	348,375	30,751,061
GMO Payment Gateway, Inc.	168,900	12,030,912
Grid Dynamics Holdings, Inc. (a)	912,609	15,350,083
Kakaopay Corp. (a)(b)	117,382	5,476,376
Locaweb Servicos de Internet SA (a)(f)	7,824,775	8,402,724
MongoDB, Inc. (a)	70,836	18,381,942

Security	Shares	Value

IT Services (continued)
Okta, Inc. (a)	134,592	$12,167,117
Shift4 Payments, Inc., Class A (a)	288,406	9,534,702
Thoughtworks Holding, Inc. (a)	639,995	9,030,329
TRAX Ltd., (Acquired 09/12/19, Cost: $10,999,987) (d)(e)	293,333	11,941,586
TRAX Ltd., Series D, (Acquired 02/18/21, Cost: $9,999,998) (d)(e)	191,806	7,808,422
Twilio, Inc., Class A (a)	137,627	11,534,519

		223,984,573

Media — 0.9%
Informa PLC (a)	2,592,672	16,750,244

Professional Services — 2.4%
Legalzoom.com, Inc. (a)	543,138	5,969,087
TransUnion	290,023	23,198,940
Wolters Kluwer NV	135,382	13,120,944

		42,288,971

Semiconductors & Semiconductor Equipment — 16.5%
Alphawave IP Group PLC (a)(b)	3,558,396	5,821,719
Ambarella, Inc. (a)	79,596	5,210,354
ASM International NV	48,772	12,134,823
BE Semiconductor Industries NV	197,861	9,454,624
CNEX Labs, Inc., (Acquired 12/14/21, Cost: $5,699,998) (d)(e)	1,161,804	2,672,149
Credo Technology Group Holding Ltd., (Acquired 01/27/22, Cost: $21,617,979) (e)	4,284,241	49,678,534
Lasertec Corp.	199,700	23,784,995
Lattice Semiconductor Corp. (a)	332,782	16,139,927
MACOM Technology Solutions Holdings, Inc., Class H (a)	198,725	9,161,223
Marvell Technology, Inc. (c)	1,174,171	51,111,664
Monolithic Power Systems, Inc.	73,209	28,115,184
Nordic Semiconductor ASA (a)	276,836	4,370,681
Silergy Corp.	217,000	17,546,471
Soitec SA (a)	175,858	25,260,241
StarPower Semiconductor Ltd.	117,200	6,775,077
Wolfspeed, Inc. (a)(c)	484,481	30,740,319

		297,977,985

Software — 17.0%
Altair Engineering, Inc., Class A (a)	13,531	710,378
Altium Ltd.	793,379	14,787,757
AppLovin Corp., Class A (a)	348,719	12,009,882
Aspen Technology, Inc. (a)	59,873	10,997,473
Atlassian Corp. PLC, Class A (a)	80,415	15,069,771
Avalara, Inc. (a)	122,135	8,622,731
AvidXchange, Inc., (Acquired 07/29/20, Cost: $7,474,330) (e)	610,000	3,745,400
Confluent, Inc., Class A (a)	194,486	4,519,855
Crowdstrike Holdings, Inc., Class A (a)	103,985	17,527,712
Databricks, Inc., (Acquired 07/24/20, Cost: $5,501,686) (d)(e)	114,553	21,013,602
DataRobot, Inc., (Acquired 03/01/21, Cost: $1,384,813) (d)(e)	92,093	1,031,442
Elastic NV (a)	163,870	11,089,083
Freee KK (a)	361,800	8,883,408
Gitlab, Inc., Class A (a)	530,473	28,189,335
Glodon Co. Ltd., Class A	244,400	1,990,433
Lightspeed Commerce, Inc. (a)	475,880	10,610,438
Palo Alto Networks, Inc. (a)	31,415	15,517,125
Samsara, Inc., Class A (a)(b)	461,448	5,154,374

110	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
SiteMinder Ltd. (a)	7,182,558	$17,499,612
Snorkel AI, Inc., (Acquired 10/13/20, Cost: $2,017,593) (d)(e)	500,250	4,782,390
Snyk Ltd., (Acquired 11/02/20, Cost: $9,287,400) (d)(e)	1,267,643	13,018,694
Synopsys, Inc. (a)	120,424	36,572,769
Unity Software, Inc. (a)	237,004	8,726,487
Xero Ltd. (a)	262,237	13,987,885
Zscaler, Inc. (a)(c)	124,012	18,541,034
ZWSOFT Co. Ltd. Guangzhou, Class A	63,942	2,000,842

		306,599,912

Technology Hardware, Storage & Peripherals — 1.3%
Pure Storage, Inc., Class A (a)	931,063	23,937,630

Total Common Stocks — 70.9% (Cost: $1,067,928,679)		1,276,888,570

Preferred Securities

Preferred Stocks — 25.5% (d)(e)

Communications Equipment — 0.7%
Astranis Space Technologies Corp., Series C, (Acquired 03/19/21, Cost: $17,000,010)	775,515	12,183,341

Diversified Consumer Services — 1.0%
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $14,251,080)	4,920	18,889,785

Diversified Financial Services — 0.1%
Snorkel Al, Inc., Series B, (Acquired 10/13/20, Cost: $999,996)	247,943	2,370,335

Food & Staples Retailing — 2.2%
GrubMarket, Inc. , Series D, (Acquired 07/23/20, Cost: $8,000,001)	1,762,969	38,926,356

Food Products — 0.9%
Farmer’s Business Network, Inc., Series F, (Acquired 07/31/20, Cost: $11,961,002)	361,834	16,593,707

Interactive Media & Services — 3.2%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $35,000,075)	319,419	52,868,947
ResearchGate GmbH, Series D, (Acquired 09/24/20, Cost: $6,999,988)	424,688	5,856,447

		58,725,394

IT Services — 2.2%
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $12,000,008)	1,974,374	9,674,433
Trumid Holdings LLC (g)
Class J-A, (Acquired 07/24/20, Cost: $9,999,857)	20,154	15,021,582
Class J-B, (Acquired 07/24/20, Cost: $5,999,914)	20,154	15,021,582

		39,717,597

Road & Rail — 0.7%
FlixMobility GmbH, Series F, (Acquired 07/26/19, Cost: $16,947,253)	850	11,885,377

Semiconductors & Semiconductor Equipment — 6.6%
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $7,000,000)	1,018,908	5,257,565
PsiQuantum Corp. Series C, (Acquired 09/09/19, Cost: $9,101,310)	1,962,335	40,384,854

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
PsiQuantum Corp. (continued)
Series C, (Acquired 05/21/21, Cost: $19,999,969)	762,595	$19,491,928
SambaNova Systems, Inc.
Series C, (Acquired 02/20/20, Cost: $33,904,161)	636,800	48,384,064
Series D, (Acquired 04/09/21, Cost: $6,999,979)	73,670	5,597,447

		119,115,858

Software — 7.9%
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $13,200,019)	307,346	56,379,550
Series G, (Acquired 02/01/21, Cost: $18,500,004)	104,303	19,133,342
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $11,499,999)	875,059	9,835,663
Rapyd Financial Network Ltd., Series E, (Acquired 03/31/21, Cost: $13,999,978)	190,705	13,376,049
Snyk Ltd. , (Acquired 11/02/20, Cost: $13,212,590)	2,663,936	27,358,623
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $6,801,016)	597,680	10,501,238
Series C, (Acquired 09/18/20, Cost: $7,994,787)	292,000	5,130,440

		141,714,905

		460,122,655

Total Preferred Securities — 25.5% (Cost: $301,372,996)		460,122,655

Warrants

IT Services — 0.0%
TRAX Ltd., (Expires 09/15/2023), (Acquired 09/12/19, Cost: $0) (d)(e)	46,928	116,381

Total Warrants — 0.0% (Cost: $ — )		116,381

Total Long-Term Investments — 96.4% (Cost: $1,369,301,675)		1,737,127,606

Short-Term Securities

Money Market Funds — 5.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (h)(i)	102,224,041	102,224,041
SL Liquidity Series, LLC, Money Market Series, 1.73% (h)(i)(j)	4,923,583	4,922,598

Total Short-Term Securities — 5.9% (Cost: $107,145,982)		107,146,639

Total Investments Before Options Written — 102.3% (Cost: $1,476,447,657)		1,844,274,245

Options Written — (0.7)% (Premiums Received: $(19,442,641))		(13,353,619)

Total Investments, Net of Options Written — 101.6% (Cost: $1,457,005,016)		1,830,920,626

Liabilities in Excess of Other Assets — (1.6)%		(28,025,355)

Net Assets — 100.0%		$1,802,895,271

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	111

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust II (BSTZ)

(e)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $678,700,220, representing 37.7% of its net assets as of period end, and an original cost of $439,825,506.

(f)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications
used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications
for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$46,915,934	$55,308,107	(a)	$—	$—	$—	$102,224,041	102,224,041	$114,104		$—
SL Liquidity Series, LLC, Money Market Series	1,949,219	2,971,804	(a)	—	918	657	4,922,598	4,923,583	161,102	(b)	—

					$918	$657	$107,146,639		$275,206		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Ambarella, Inc.	139	07/01/22	USD	87.00	USD	910	$(10,425)
Atlassian Corp. PLC, Class A	52	07/01/22	USD	200.00	USD	974	(1,040)
Crowdstrike Holdings, Inc., Class A	131	07/01/22	USD	175.00	USD	2,208	(8,188)
Unity Software, Inc.	332	07/01/22	USD	44.00	USD	1,222	(996)
Atlassian Corp. PLC, Class A	116	07/08/22	USD	210.00	USD	2,174	(9,860)
Crowdstrike Holdings, Inc., Class A	187	07/08/22	USD	195.00	USD	3,152	(6,358)
MercadoLibre, Inc.	32	07/08/22	USD	890.00	USD	2,038	(7,360)
MongoDB, Inc.	19	07/08/22	USD	290.00	USD	493	(4,133)
MongoDB, Inc.	39	07/08/22	USD	315.00	USD	1,012	(2,048)
Tesla, Inc.	100	07/08/22	USD	810.00	USD	6,734	(11,150)
Twilio, Inc., Class A	241	07/08/22	USD	125.00	USD	2,020	(13,375)
Ambarella, Inc.	32	07/15/22	USD	85.00	USD	209	(1,040)
AppLovin Corp., Class A	1,105	07/15/22	USD	45.00	USD	3,806	(22,100)
Aspen Technology, Inc.	200	07/15/22	USD	190.00	USD	3,674	(66,500)
Atlassian Corp. PLC, Class A	47	07/15/22	USD	210.00	USD	881	(13,042)
Atlassian Corp. PLC, Class A	117	07/15/22	USD	200.00	USD	2,193	(59,085)
Avalara, Inc.	73	07/15/22	USD	90.00	USD	515	(10,585)
AvidXchange Holdings, Inc.	246	07/15/22	USD	10.00	USD	151	(22,140)
Cloudflare, Inc., Class A	272	07/15/22	USD	70.00	USD	1,190	(1,904)
Confluent, Inc., Class A	307	07/15/22	USD	30.00	USD	713	(5,373)
Confluent, Inc., Class A	333	07/15/22	USD	25.00	USD	774	(31,635)
Crowdstrike Holdings, Inc., Class A	117	07/15/22	USD	190.00	USD	1,972	(24,687)
Dlocal Ltd.	512	07/15/22	USD	23.82	USD	1,344	(163,215)
Elastic NV	302	07/15/22	USD	67.46	USD	2,044	(120,348)
Elastic NV	45	07/15/22	USD	80.00	USD	305	(2,363)
Endava PLC, ADR	483	07/15/22	USD	105.00	USD	4,263	(123,165)
Eventbrite, Inc., Class A	1,112	07/15/22	USD	12.50	USD	1,142	(11,120)

112	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust II (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Gitlab, Inc., Class A	198	07/15/22	USD	70.00	USD	1,052	$(3,960)
Gitlab, Inc., Class A	699	07/15/22	USD	50.00	USD	3,714	(370,470)
Grid Dynamics Holdings, Inc.	1,711	07/15/22	USD	20.00	USD	2,878	(34,220)
Jabil, Inc.	381	07/15/22	USD	65.00	USD	1,951	(9,525)
Lattice Semiconductor Corp.	808	07/15/22	USD	55.52	USD	3,919	(27,867)
Lattice Semiconductor Corp.	616	07/15/22	USD	50.00	USD	2,988	(100,100)
Legalzoom.com, Inc.	971	07/15/22	USD	12.61	USD	1,067	(15,265)
Lightspeed Commerce, Inc.	958	07/15/22	CAD	34.00	CAD	2,749	(33,863)
MACOM Technology Solutions Holdings, Inc., Class H	433	07/15/22	USD	56.00	USD	1,996	(2,785)
MercadoLibre, Inc.	16	07/15/22	USD	900.00	USD	1,019	(800)
MongoDB, Inc.	38	07/15/22	USD	300.00	USD	986	(13,300)
MongoDB, Inc.	39	07/15/22	USD	320.00	USD	1,012	(5,850)
Monolithic Power Systems, Inc.	140	07/15/22	USD	460.00	USD	5,377	(37,450)
Okta, Inc.	200	07/15/22	USD	130.00	USD	1,808	(1,900)
Palo Alto Networks, Inc.	33	07/15/22	USD	520.00	USD	1,630	(22,440)
Pure Storage, Inc., Class A	1,281	07/15/22	USD	28.93	USD	3,293	(16,370)
Pure Storage, Inc., Class A	264	07/15/22	USD	30.00	USD	679	(2,640)
Roku, Inc.	65	07/15/22	USD	110.00	USD	534	(2,600)
Samsara, Inc., Class A	455	07/15/22	USD	17.50	USD	508	(6,825)
Samsara, Inc., Class A	980	07/15/22	USD	15.00	USD	1,095	(7,350)
Shift4 Payments, Inc., Class A	772	07/15/22	USD	55.00	USD	2,552	(23,160)
Snap, Inc., Class A	437	07/15/22	USD	17.00	USD	574	(3,278)
Synopsys, Inc.	130	07/15/22	USD	320.00	USD	3,948	(46,800)
Take-Two Interactive Software, Inc.	86	07/15/22	USD	135.00	USD	1,054	(5,805)
Take-Two Interactive Software, Inc.	181	07/15/22	USD	130.00	USD	2,218	(26,245)
Tesla, Inc.	43	07/15/22	USD	905.00	USD	2,896	(2,967)
Thoughtworks Holding, Inc.	427	07/15/22	USD	17.50	USD	602	(42,700)
TransUnion	432	07/15/22	USD	80.00	USD	3,456	(92,880)
TransUnion	341	07/15/22	USD	93.73	USD	2,728	(611)
Trip.com Group Ltd., ADR	130	07/15/22	USD	26.00	USD	357	(29,250)
Trip.com Group Ltd., ADR	1,068	07/15/22	USD	25.00	USD	2,932	(320,400)
Twilio, Inc., Class A	145	07/15/22	USD	105.00	USD	1,215	(8,555)
Unity Software, Inc.	300	07/15/22	USD	45.00	USD	1,105	(15,750)
Wolfspeed, Inc.	503	07/15/22	USD	85.00	USD	3,192	(37,725)
ZoomInfo Technologies, Inc.	1,024	07/15/22	USD	50.00	USD	3,404	(35,840)
ZoomInfo Technologies, Inc.	378	07/15/22	USD	40.00	USD	1,256	(11,340)
Zscaler, Inc.	69	07/15/22	USD	220.00	USD	1,032	(1,587)
Zscaler, Inc.	259	07/15/22	USD	165.00	USD	3,872	(76,534)
Ambarella, Inc.	8	07/22/22	USD	95.00	USD	52	(400)
Atlassian Corp. PLC, Class A	84	07/22/22	USD	200.00	USD	1,574	(60,060)
Block Inc., Class A	130	07/22/22	USD	79.00	USD	799	(8,125)
Crowdstrike Holdings, Inc., Class A	50	07/22/22	USD	180.00	USD	843	(31,000)
Crowdstrike Holdings, Inc., Class A	51	07/22/22	USD	195.00	USD	860	(13,209)
Marvell Technology, Inc.	795	07/22/22	USD	65.00	USD	3,461	(59,625)
MongoDB, Inc.	40	07/22/22	USD	320.00	USD	1,038	(12,300)
Okta, Inc.	48	07/22/22	USD	115.00	USD	434	(3,528)
Palo Alto Networks, Inc.	85	07/22/22	USD	525.00	USD	4,198	(74,800)
Snap, Inc., Class A	396	07/22/22	USD	16.00	USD	520	(23,166)
Take-Two Interactive Software, Inc.	275	07/22/22	USD	135.00	USD	3,370	(31,625)
Tesla, Inc.	43	07/22/22	USD	850.00	USD	2,896	(19,995)
Twilio, Inc., Class A	82	07/22/22	USD	100.00	USD	687	(13,735)
Twilio, Inc., Class A	82	07/22/22	USD	105.00	USD	687	(8,610)
Zscaler, Inc.	66	07/22/22	USD	155.00	USD	987	(52,635)
Ambarella, Inc.	139	07/29/22	USD	78.00	USD	910	(15,985)
Cloudflare, Inc., Class A	320	07/29/22	USD	55.00	USD	1,400	(34,720)
Marvell Technology, Inc.	339	07/29/22	USD	54.00	USD	1,476	(9,662)
Marvell Technology, Inc.	480	07/29/22	USD	56.00	USD	2,089	(6,480)
MercadoLibre, Inc.	22	07/29/22	USD	820.00	USD	1,401	(15,180)
MongoDB, Inc.	39	07/29/22	USD	315.00	USD	1,012	(22,425)
Okta, Inc.	200	07/29/22	USD	100.00	USD	1,808	(76,500)
Roku, Inc.	90	07/29/22	USD	97.00	USD	739	(34,200)
Snap, Inc., Class A	436	07/29/22	USD	16.00	USD	572	(29,212)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	113

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust II (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Take-Two Interactive Software, Inc.	275	07/29/22	USD	135.00	USD	3,370	$(43,312)
Tesla, Inc.	20	07/29/22	USD	775.00	USD	1,347	(41,350)
Unity Software, Inc.	223	07/29/22	USD	43.00	USD	821	(37,129)
Zscaler, Inc.	65	07/29/22	USD	190.00	USD	972	(9,978)
Zscaler, Inc.	41	07/29/22	USD	170.00	USD	613	(19,065)
Block Inc., Class A	306	08/05/22	USD	85.00	USD	1,881	(29,835)
Gitlab, Inc., Class A	1,394	08/05/22	USD	48.00	USD	7,408	(1,156,674)
Marvell Technology, Inc.	1,005	08/05/22	USD	53.00	USD	4,375	(47,235)
Okta, Inc.	175	08/05/22	USD	105.00	USD	1,582	(56,700)
Roku, Inc.	133	08/05/22	USD	115.00	USD	1,092	(26,467)
Snap, Inc., Class A	218	08/05/22	USD	18.00	USD	286	(8,829)
Take-Two Interactive Software, Inc.	414	08/05/22	USD	135.00	USD	5,073	(114,885)
Tesla, Inc.	40	08/05/22	USD	790.00	USD	2,694	(86,400)
Block Inc., Class A	173	08/12/22	USD	81.33	USD	1,063	(29,164)
Marvell Technology, Inc.	1,975	08/12/22	USD	51.77	USD	8,597	(178,935)
Snap, Inc., Class A	1,525	08/12/22	USD	17.17	USD	2,002	(86,554)
Snap, Inc., Class A	1,063	08/12/22	USD	16.54	USD	1,396	(76,633)
AppLovin Corp., Class A	719	08/19/22	USD	50.00	USD	2,476	(71,900)
Avalara, Inc.	427	08/19/22	USD	80.00	USD	3,015	(143,045)
Avalara, Inc.	18	08/19/22	USD	85.00	USD	127	(3,735)
Block Inc., Class A	91	08/19/22	USD	110.00	USD	559	(2,048)
Cloudflare, Inc., Class A	320	08/19/22	USD	60.00	USD	1,400	(50,720)
Confluent, Inc., Class A	332	08/19/22	USD	22.42	USD	772	(131,543)
Dlocal Ltd.	744	08/19/22	USD	30.00	USD	1,953	(133,920)
Elastic NV	372	08/19/22	USD	80.00	USD	2,517	(97,650)
Endava PLC, ADR	455	08/19/22	USD	95.00	USD	4,016	(220,675)
Gitlab, Inc., Class A	230	08/19/22	USD	51.00	USD	1,222	(180,222)
Gitlab, Inc., Class A	611	08/19/22	USD	50.83	USD	3,247	(483,862)
Grid Dynamics Holdings, Inc.	969	08/19/22	USD	17.50	USD	1,630	(179,265)
Jabil, Inc.	764	08/19/22	USD	60.00	USD	3,912	(26,740)
Kanzhun Ltd.	572	08/19/22	USD	30.00	USD	1,503	(111,540)
Kanzhun Ltd.	572	08/19/22	USD	35.00	USD	1,503	(51,480)
Legalzoom.com, Inc.	1,008	08/19/22	USD	15.00	USD	1,108	(25,200)
Lightspeed Commerce, Inc.	1,213	08/19/22	CAD	35.00	CAD	3,481	(160,672)
MACOM Technology Solutions Holdings, Inc., Class H	425	08/19/22	USD	55.00	USD	1,959	(40,375)
Marvell Technology, Inc.	169	08/19/22	USD	52.50	USD	736	(12,759)
MongoDB, Inc.	140	08/19/22	USD	290.00	USD	3,633	(242,200)
Monolithic Power Systems, Inc.	79	08/19/22	USD	450.00	USD	3,034	(79,790)
Okta, Inc.	49	08/19/22	USD	120.00	USD	443	(8,624)
Pure Storage, Inc., Class A	2,179	08/19/22	USD	28.00	USD	5,602	(201,557)
Roku, Inc.	78	08/19/22	USD	120.00	USD	641	(17,901)
Samsara, Inc., Class A	870	08/19/22	USD	12.50	USD	972	(78,300)
Shift4 Payments, Inc., Class A	670	08/19/22	USD	40.00	USD	2,215	(128,975)
Synopsys, Inc.	175	08/19/22	USD	310.00	USD	5,315	(273,875)
Take-Two Interactive Software, Inc.	275	08/19/22	USD	135.00	USD	3,370	(103,125)
Tesla, Inc.	44	08/19/22	USD	840.00	USD	2,963	(88,000)
Tesla, Inc.	37	08/19/22	USD	790.00	USD	2,492	(114,237)
TransUnion	415	08/19/22	USD	81.93	USD	3,320	(139,624)
Trip.com Group Ltd., ADR	1,068	08/19/22	USD	25.08	USD	2,932	(427,430)
Unity Software, Inc.	330	08/19/22	USD	55.00	USD	1,215	(39,765)
Wolfspeed, Inc.	660	08/19/22	USD	90.00	USD	4,188	(59,400)
Zscaler, Inc.	120	08/19/22	USD	190.00	USD	1,794	(40,500)
Endava PLC, ADR	455	09/07/22	USD	96.00	USD	4,016	(270,520)
Grid Dynamics Holdings, Inc.	969	09/16/22	USD	20.00	USD	1,630	(133,237)
Legalzoom.com, Inc.	736	09/16/22	USD	15.00	USD	809	(27,600)
Synopsys, Inc.	175	09/16/22	USD	320.00	USD	5,315	(286,125)
Wolfspeed, Inc.	390	09/16/22	USD	80.00	USD	2,475	(118,950)

							$(9,963,650)

114	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust II (BSTZ)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
BE Semiconductor Industries NV	Goldman Sachs International	61,000	07/06/22	EUR	56.37	EUR	2,798	$(53)
Soitec SA	Goldman Sachs International	11,500	07/06/22	EUR	173.51	EUR	1,558	(17)
Wolfspeed, Inc.	Bank of America N.A.	22,400	07/11/22	USD	81.32	USD	1,421	(921)
Wolfspeed, Inc.	Citibank N.A.	16,000	07/11/22	USD	101.52	USD	1,015	(1)
Soitec SA	Morgan Stanley & Co. International PLC	11,700	07/12/22	EUR	181.70	EUR	1,585	(59)
Altium Ltd.	JPMorgan Chase Bank N.A.	135,300	07/13/22	AUD	30.85	AUD	3,641	(11,553)
Kakao Corp.	JPMorgan Chase Bank N.A.	196,800	07/13/22	USD	85,917.68	USD	13,756,320	(986)
Samsung SDI Co. Ltd.	Goldman Sachs International	27,900	07/13/22	USD	593,827.14	USD	14,842,800	(24,308)
Alphawave IP Group PLC	Goldman Sachs International	122,000	07/19/22	GBP	1.91	GBP	164	(374)
Altium Ltd.	Morgan Stanley & Co. International PLC	37,600	07/19/22	AUD	29.88	AUD	1,012	(9,502)
Informa PLC	Goldman Sachs International	311,200	07/19/22	GBP	5.59	GBP	1,646	(17,591)
Nordic Semiconductor ASA	Goldman Sachs International	25,400	07/19/22	NOK	201.06	NOK	3,881	(1,063)
Siteminder Ltd.	UBS AG	130,000	07/19/22	AUD	4.93	AUD	456	(179)
Soitec SA	Morgan Stanley & Co. International PLC	27,000	07/19/22	EUR	177.89	EUR	3,659	(1,612)
Xero Ltd.	Morgan Stanley & Co. International PLC	14,800	07/19/22	AUD	92.84	AUD	1,139	(4,723)
BE Semiconductor Industries NV	Goldman Sachs International	25,800	07/20/22	EUR	59.22	EUR	1,183	(4,160)
GMO Payment Gateway, Inc.	UBS AG	25,200	07/20/22	JPY	11,145.60	JPY	240,660	(15,782)
Kakao Corp.	UBS AG	63,300	07/21/22	USD	84,721.47	USD	4,424,670	(1,893)
Thoughtworks Holding, Inc.	Barclays Bank PLC	46,700	07/25/22	USD	19.00	USD	659	(1,583)
Alphawave IP Group PLC	Goldman Sachs International	114,000	07/26/22	GBP	1.92	GBP	153	(780)
Altium Ltd.	Goldman Sachs International	85,000	07/26/22	AUD	27.87	AUD	2,287	(66,425)
Informa PLC	Goldman Sachs International	424,600	07/26/22	GBP	5.28	GBP	2,245	(92,188)
Monolithic Power Systems, Inc.	Barclays Bank PLC	7,900	07/26/22	USD	433.62	USD	3,034	(53,480)
Nordic Semiconductor ASA	Goldman Sachs International	42,650	07/26/22	NOK	202.33	NOK	6,517	(2,923)
Wolters Kluwer N.V.	Morgan Stanley & Co. International PLC	40,600	07/26/22	EUR	86.87	EUR	3,758	(265,253)
Adyen NV	Goldman Sachs International	5,700	07/27/22	EUR	1,544.77	EUR	7,912	(147,534)
GMO Payment Gateway, Inc.	JPMorgan Chase Bank N.A.	23,600	07/27/22	JPY	11,372.61	JPY	225,380	(17,133)
Siteminder Ltd.	Morgan Stanley & Co. International PLC	72,500	07/27/22	AUD	4.91	AUD	254	(359)
Soitec SA	UBS AG	3,400	07/27/22	EUR	184.80	EUR	461	(333)
Xero Ltd.	BNP Paribas S.A.	90,000	07/27/22	AUD	86.76	AUD	6,926	(114,006)
CTS Eventim AG & Co. KGaA	Goldman Sachs International	13,600	07/28/22	EUR	55.83	EUR	680	(6,150)
E Ink Holdings Ltd., GDR	Goldman Sachs International	390,000	07/28/22	USD	215.07	USD	73,515	(50,497)
Freee KK	Goldman Sachs International	43,200	07/28/22	JPY	3,417.40	JPY	141,696	(90,722)
Prosus N.V.	Goldman Sachs International	21,300	07/28/22	EUR	50.45	EUR	1,331	(266,754)
Alphawave IP Group PLC	UBS AG	108,000	08/02/22	GBP	1.75	GBP	145	(2,950)
Altium Ltd.	JPMorgan Chase Bank N.A.	39,300	08/02/22	AUD	29.00	AUD	1,058	(24,693)
Asm International NV	Barclays Bank PLC	20,300	08/02/22	EUR	260.83	EUR	4,844	(138,045)
Freee KK	JPMorgan Chase Bank N.A.	110,600	08/02/22	JPY	3,586.09	JPY	362,768	(198,199)
GMO Payment Gateway, Inc.	JPMorgan Chase Bank N.A.	23,600	08/02/22	JPY	11,074.00	JPY	225,380	(31,893)
Prosus N.V.	Credit Suisse International	21,300	08/03/22	EUR	50.45	EUR	1,331	(271,399)
Eventbrite, Inc., Class A	Citibank N.A.	124,800	08/04/22	USD	12.23	USD	1,282	(26,370)
Thoughtworks Holding, Inc.	Barclays Bank PLC	46,700	08/04/22	USD	19.00	USD	659	(3,713)
Altium Ltd.	Morgan Stanley & Co. International PLC	39,300	08/09/22	AUD	27.23	AUD	1,058	(48,956)
E Ink Holdings Ltd., GDR	Goldman Sachs International	270,000	08/09/22	USD	197.92	USD	50,895	(97,054)
Nordic Semiconductor ASA	Goldman Sachs International	42,600	08/09/22	NOK	161.76	NOK	6,509	(42,227)
Prosus N.V.	Goldman Sachs International	40,200	08/09/22	EUR	51.86	EUR	2,512	(461,387)
Soitec SA	Morgan Stanley & Co. International PLC	12,100	08/09/22	EUR	162.00	EUR	1,640	(16,407)
Soitec SA	UBS AG	2,200	08/09/22	EUR	151.68	EUR	298	(7,296)
ZoomInfo Technologies, Inc.	JPMorgan Chase Bank N.A.	25,700	08/09/22	USD	44.37	USD	854	(13,694)
Silergy Corp.	Morgan Stanley & Co. International PLC	86,000	08/11/22	USD	2,795.43	USD	205,970	(284,961)
Thoughtworks Holding, Inc.	Bank of America N.A.	77,000	08/11/22	USD	17.74	USD	1,086	(17,356)
Lasertec Corp.	UBS AG	79,800	08/16/22	JPY	18,278.86	JPY	1,288,770	(391,760)
Thoughtworks Holding, Inc.	JPMorgan Chase Bank N.A.	42,800	09/01/22	USD	15.60	USD	604	(40,712)

								$(3,389,969)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$9,288,916	$(3,199,894)	$(13,353,619)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	115

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust II (BSTZ)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$13,353,619	$—	$—	$—	$13,353,619

For the period ended June 30, 2022, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased (a)	$—	$—	$(371)	$—	$—	$—	$(371)
Options written	—	—	74,585,111	—	—	—	74,585,111

	$—	$—	$74,584,740	$—	$—	$—	$74,584,740

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(937,621)	$—	$—	$—	$(937,621)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$(17,158,685)

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$13,353,619

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	13,353,619

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(9,963,650)

Total derivative assets and liabilities subject to an MNA	$—	$3,389,969

116	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust II (BSTZ)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$18,277	$—	$—	$(18,277)	$—
Barclays Bank PLC	196,821	—	—	(196,821)	—
BNP Paribas S.A.	114,006	—	—	—	114,006
Citibank N.A.	26,371	—	—	(26,371)	—
Credit Suisse International	271,399	—	—	—	271,399
Goldman Sachs International	1,372,207	—	—	(1,372,207)	—
JPMorgan Chase Bank N.A.	338,863	—	—	(338,863)	—
Morgan Stanley & Co. International PLC	631,832	—	—	(470,000)	161,832
UBS AG	420,193	—	—	(30,000)	390,193

	$3,389,969	$—	$—	$(2,452,539)	$937,430

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$57,264,764	$—	$—	$57,264,764
Banks	—	—	63,327,976	63,327,976
Chemicals	—	13,814,843	—	13,814,843
Diversified Consumer Services	—	—	17,856,989	17,856,989
Electrical Equipment	—	7,551,689	—	7,551,689
Electronic Equipment, Instruments & Components	14,669,412	46,393,011	—	61,062,423
Entertainment	25,982,684	7,137,500	—	33,120,184
Hotels, Restaurants & Leisure	15,552,045	—	—	15,552,045
Interactive Media & Services	37,708,387	31,797,820	—	69,506,207
Internet & Direct Marketing Retail	12,113,561	14,178,574	—	26,292,135
IT Services	144,330,427	38,320,138	41,334,008	223,984,573
Media	—	16,750,244	—	16,750,244
Professional Services	29,168,027	13,120,944	—	42,288,971
Semiconductors & Semiconductor Equipment	146,300,390	149,005,446	2,672,149	297,977,985
Software	205,859,289	60,894,495	39,846,128	306,599,912
Technology Hardware, Storage & Peripherals	23,937,630	—	—	23,937,630
Preferred Securities
Preferred Stocks	—	—	460,122,655	460,122,655
Warrants	—	—	116,381	116,381
Short-Term Securities
Money Market Funds	102,224,041	—	—	102,224,041

	$815,110,657	$398,964,704	$625,276,286	1,839,351,647

Investments Valued at NAV (a)				4,922,598

				$1,844,274,245

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	117

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Science and Technology Trust II (BSTZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments (b)
Liabilities
Equity Contracts	$(6,456,028)	$(6,897,591)	$—	$(13,353,619)

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants	Total

Assets
Opening balance, as of December 31, 2021	$246,829,600	$565,071,190	323,803	$812,224,593
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) (a)(b)	(81,792,350)	(83,330,556)	(207,422)	(165,330,328)
Purchases	—	—	—	—
Sales	—	(21,617,979)	—	(21,617,979)

Closing balance, as of June 30, 2022	$165,037,250	$460,122,655	116,381	$625,276,286

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 (b)	$(81,792,350)	$(71,445,770)	(207,422)	$(153,445,542)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$165,037,250	Market	Revenue Multiple	2.75x - 29.00x		13.99x
			Volatility	39% - 70%		43%
			Time to Exit	0.5 year - 2.0 years		0.7 year

Preferred Stocks	460,122,655	Market	Revenue Multiple	3.35x - 29.00x		15.80x
			Volatility	31% - 63%		49%
			Time to Exit	3.0 - 4.0 years		3.9 years
			Market Adjustment Multiple	1.00x - 1.00x		1.00x
			Gross Profit Multiple	11.89x		—

Warrants	116,381	Market	Volatility	39%		—
			Time to Exit	0.5 year		—
			Revenue Multiple	7.50x		—

	$625,276,286

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
See notes to financial statements.

118	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2022	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 5.7%
Johnson Controls International PLC (a)	260,709	$12,482,747
Kingspan Group PLC	101,015	6,074,143
Trane Technologies PLC (a)	67,050	8,707,783

		27,264,673

Chemicals — 4.1%
Air Liquide SA	41,268	5,554,787
LG Chem Ltd.	10,800	4,290,644
Linde PLC (b)	20,728	5,963,451
Sika AG, Registered Shares	15,490	3,575,668

		19,384,550

Commercial Services & Supplies (a) — 6.0%
Waste Connections, Inc.	93,600	11,602,656
Waste Management, Inc.	112,850	17,263,793

		28,866,449

Construction & Engineering — 3.1%
Quanta Services, Inc. (a)	53,160	6,663,075
Vinci SA	89,200	8,006,718

		14,669,793

Electric Utilities — 29.7%
American Electric Power Co., Inc. (a)	166,900	16,012,386
Duke Energy Corp. (a)	125,368	13,440,703
Edison International (a)	121,050	7,655,202
EDP - Energias de Portugal SA	1,747,750	8,145,094
Enel SpA	3,975,525	21,802,654
Exelon Corp. (a)	161,558	7,321,808
FirstEnergy Corp. (a)	185,750	7,130,942
Iberdrola SA	944,175	9,830,187
Neoenergia SA	1,083,900	3,090,082
NextEra Energy, Inc. (a)(c)	535,030	41,443,424
Xcel Energy, Inc. (a)	88,990	6,296,932

		142,169,414

Electrical Equipment — 7.7%
Eaton Corp. PLC (a)	35,940	4,528,080
ITM Power PLC (b)(d)	598,850	1,262,660
Prysmian SpA	199,700	5,486,337
Schneider Electric SE	68,982	8,219,583
Sunrun, Inc. (a)(b)	89,000	2,079,040
Vertiv Holdings Co.	256,700	2,110,074
Vestas Wind Systems A/S	408,021	8,675,341
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	2,274,400	4,267,300

		36,628,415

Electronic Equipment, Instruments & Components — 0.9%
Samsung SDI Co. Ltd.	10,700	4,412,518

Independent Power and Renewable Electricity Producers — 10.4%
AES Corp. (a)	418,140	8,785,121
China Longyuan Power Group Corp. Ltd., Class H	3,129,000	6,063,895
EDP Renovaveis SA	450,792	10,648,872
ReNew Energy Global PLC, Class A (b)	506,500	3,277,055
RWE AG	510,150	18,868,428
Sunnova Energy International, Inc. (a)(b)	116,700	2,150,781

		49,794,152

Security	Shares	Value

Machinery — 4.0%
Atlas Copco AB, B Shares	1,094,800	$9,173,240
Ingersoll Rand, Inc. (a)	239,100	10,061,328

		19,234,568

Multi-Utilities — 13.3%
CMS Energy Corp. (a)	151,160	10,203,301
Dominion Energy, Inc. (a)(c)	183,548	14,648,966
National Grid PLC	928,474	11,931,758
Public Service Enterprise Group, Inc. (a)	186,042	11,772,738
Sempra Energy (a)	99,000	14,876,730

		63,433,493

Oil, Gas & Consumable Fuels — 10.1%
Cheniere Energy, Inc. (a)	55,200	7,343,256
Enterprise Products Partners LP (a)	266,963	6,505,888
TC Energy Corp.	386,750	20,034,563
Williams Cos., Inc. (a)	468,855	14,632,965

		48,516,672

Semiconductors & Semiconductor Equipment — 2.4%
Analog Devices, Inc. (a)	24,374	3,560,798
Canadian Solar, Inc. (b)	82,140	2,557,839
First Solar, Inc. (a)(b)	32,984	2,247,200
Infineon Technologies AG	137,500	3,344,757

		11,710,594

Total Long-Term Investments — 97.4% (Cost: $360,756,459)		466,085,291

Short-Term Securities

Money Market Funds — 3.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33% (e)(f)	14,388,466	14,388,466
SL Liquidity Series, LLC, Money Market Series, 1.73% (e)(f)	529,428	529,322

Total Short-Term Securities — 3.1% (Cost: $14,917,841)		14,917,788

Total Investments Before Options Written — 100.5% (Cost: $375,674,300)		481,003,079

Options Written — (0.7)% (Premiums Received: $(4,345,001))		(3,245,148)

Total Investments, Net of Options Written — 99.8% (Cost: $371,329,299)		477,757,931

Other Assets Less Liabilities — 0.2%		885,017

Net Assets — 100.0%		$478,642,948

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications
used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications
for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	119

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$7,380,748	$7,007,718	(a)	$—	$—	$—	$14,388,466	14,388,466	$20,337		$—
SL Liquidity Series, LLC, Money Market Series	—	529,384	(a)	—	(9)	(53)	529,322	529,428	1,355	(b)	—

					$(9)	$(53)	$14,917,788		$21,692		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Analog Devices, Inc.	24	07/01/22	USD	175.00	USD	351	$(1,800)
First Solar, Inc.	55	07/01/22	USD	69.00	USD	375	(2,008)
Waste Management, Inc.	175	07/01/22	USD	155.00	USD	2,677	(7,875)
Analog Devices, Inc.	26	07/08/22	USD	165.00	USD	380	(2,600)
Eaton Corporation PLC	80	07/08/22	USD	145.00	USD	1,008	(800)
Waste Management, Inc.	219	07/08/22	USD	160.00	USD	3,350	(6,570)
American Electric Power Co., Inc.	319	07/15/22	USD	100.00	USD	3,060	(9,570)
Analog Devices, Inc.	10	07/15/22	USD	152.50	USD	146	(1,825)
Cheniere Energy, Inc.	52	07/15/22	USD	145.00	USD	692	(4,420)
Dominion Energy, Inc.	351	07/15/22	USD	85.00	USD	2,801	(3,510)
Duke Energy Corp.	241	07/15/22	USD	110.00	USD	2,584	(15,063)
Eaton Corporation PLC	45	07/15/22	USD	145.00	USD	567	(675)
Exelon Corp.	282	07/15/22	USD	49.00	USD	1,278	(2,820)
First Solar, Inc.	60	07/15/22	USD	72.00	USD	409	(7,170)
FirstEnergy Corp.	335	07/15/22	USD	44.00	USD	1,286	(16,750)
Ingersoll Rand, Inc.	493	07/15/22	USD	45.71	USD	2,075	(23,504)
Johnson Controls International PLC	394	07/15/22	USD	55.00	USD	1,886	(3,940)
NextEra Energy, Inc.	456	07/15/22	USD	75.00	USD	3,532	(157,320)
Public Service Enterprise Group, Inc.	217	07/15/22	USD	60.00	USD	1,373	(75,950)
Quanta Services, Inc.	34	07/15/22	USD	120.50	USD	426	(24,017)
Quanta Services, Inc.	62	07/15/22	USD	125.00	USD	777	(26,040)
Sempra Energy	173	07/15/22	USD	165.00	USD	2,600	(6,055)
Sempra Energy	173	07/15/22	USD	155.00	USD	2,600	(14,705)
Sunnova Energy International, Inc.	150	07/15/22	USD	20.00	USD	276	(10,875)
Sunrun, Inc.	311	07/15/22	USD	25.00	USD	726	(30,633)
Trane Technologies PLC	117	07/15/22	USD	135.00	USD	1,519	(19,305)
Waste Connections, Inc.	115	07/15/22	USD	125.00	USD	1,426	(18,975)
Williams Cos., Inc.	266	07/15/22	USD	32.00	USD	830	(13,965)
Analog Devices, Inc.	25	07/22/22	USD	160.00	USD	365	(2,063)
Waste Management, Inc.	87	07/22/22	USD	155.00	USD	1,331	(23,055)
American Electric Power Co., Inc.	225	07/28/22	USD	93.00	USD	2,159	(93,795)
Exelon Corp.	283	07/29/22	USD	43.50	USD	1,283	(67,509)
Analog Devices, Inc.	12	08/05/22	USD	155.00	USD	175	(3,600)
Enterprise Products Partners LP	253	08/05/22	USD	25.00	USD	617	(12,271)
Williams Cos., Inc.	512	08/05/22	USD	33.00	USD	1,598	(35,840)
NextEra Energy, Inc.	708	08/08/22	USD	83.00	USD	5,484	(69,552)
Enterprise Products Partners LP	428	08/12/22	USD	25.30	USD	1,043	(18,513)
Williams Cos., Inc.	512	08/12/22	USD	33.09	USD	1,598	(39,428)
AES Corp.	1,463	08/19/22	USD	20.00	USD	3,074	(237,737)
American Electric Power Co., Inc.	40	08/19/22	USD	106.25	USD	384	(1,231)
Cheniere Energy, Inc.	156	08/19/22	USD	141.35	USD	2,075	(80,023)

120	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
CMS Energy Corp.	530	08/19/22	USD	63.75	USD	3,578	$(243,370)
Dominion Energy, Inc.	291	08/19/22	USD	77.75	USD	2,322	(108,241)
Duke Energy Corp.	197	08/19/22	USD	110.00	USD	2,112	(41,862)
Edison International	423	08/19/22	USD	62.50	USD	2,675	(111,037)
Enterprise Products Partners LP	253	08/19/22	USD	25.00	USD	617	(14,674)
FirstEnergy Corp.	315	08/19/22	USD	38.00	USD	1,209	(48,825)
Ingersoll Rand, Inc.	343	08/19/22	USD	45.00	USD	1,443	(39,445)
Johnson Controls International PLC	518	08/19/22	USD	52.50	USD	2,480	(37,555)
NextEra Energy, Inc.	708	08/19/22	USD	78.76	USD	5,484	(191,728)
Public Service Enterprise Group, Inc.	217	08/19/22	USD	60.00	USD	1,373	(95,480)
Quanta Services, Inc.	90	08/19/22	USD	130.00	USD	1,128	(53,550)
Sunnova Energy International, Inc.	258	08/19/22	USD	21.00	USD	475	(39,297)
TC Energy Corp.	678	08/19/22	CAD	72.00	CAD	4,521	(27,390)
Trane Technologies PLC	117	08/19/22	USD	130.00	USD	1,519	(72,540)
Waste Connections, Inc.	212	08/19/22	USD	124.00	USD	2,628	(92,196)
Williams Cos., Inc.	350	08/19/22	USD	32.00	USD	1,092	(44,625)
Xcel Energy, Inc.	153	08/19/22	USD	70.00	USD	1,083	(42,457)
Public Service Enterprise Group, Inc.	217	09/16/22	USD	60.00	USD	1,373	(101,990)
TC Energy Corp.	675	09/16/22	CAD	68.00	CAD	4,501	(115,629)

							$(2,715,248)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
LG Chem Ltd.	Goldman Sachs International	4,400	07/06/22	USD	539,143.36	USD	2,270,400	$(13,401)
Linde PLC	Morgan Stanley & Co. International PLC	3,500	07/06/22	EUR	304.85	EUR	959	(40)
Neoenergia SA	Citibank N.A.	130,400	07/06/22	USD	18.09	USD	1,946	—
RWE AG	Goldman Sachs International	41,000	07/06/22	EUR	41.98	EUR	1,438	(14)
China Longyuan Power Group Corp., Ltd., Class H	Morgan Stanley & Co. International PLC	550,000	07/08/22	HKD	16.79	HKD	8,338	(4,483)
Vinci SA	Goldman Sachs International	5,000	07/08/22	EUR	92.16	EUR	425	(250)
Air Liquide SA	Goldman Sachs International	14,520	07/13/22	EUR	153.61	EUR	1,860	(23)
Atlas Copco AB, B Shares	UBS AG	227,553	07/13/22	SEK	96.51	SEK	19,465	(3,970)
EDP Renovaveis S/A	UBS AG	42,200	07/13/22	EUR	23.54	EUR	950	(10,112)
EDP-Energias de Portugal SA	Goldman Sachs International	211,700	07/13/22	EUR	4.81	EUR	942	(1,661)
ITM Power PLC	Goldman Sachs International	104,600	07/13/22	GBP	3.19	GBP	181	—
Samsung SDI Co. Ltd.	Goldman Sachs International	3,700	07/13/22	USD	593,827.14	USD	1,968,400	(3,224)
Xcel Energy, Inc.	Barclays Bank PLC	15,800	07/15/22	USD	74.43	USD	1,118	(2,450)
China Longyuan Power Group Corp., Ltd., Class H	BNP Paribas SA	545,000	07/19/22	HKD	17.52	HKD	8,262	(7,162)
Kingspan Group PLC	Goldman Sachs International	33,000	07/19/22	EUR	76.58	EUR	1,894	(1,052)
Prysmian SpA	Merrill Lynch International	68,700	07/19/22	EUR	30.92	EUR	1,801	(773)
Vinci SA	UBS AG	26,800	07/19/22	EUR	92.89	EUR	2,277	(5,860)
EDP Renovaveis S/A	Credit Suisse International	81,000	07/20/22	EUR	24.26	EUR	1,824	(15,115)
Iberdrola SA	Credit Suisse International	240,100	07/20/22	EUR	10.74	EUR	2,376	(9,300)
ITM Power PLC	Goldman Sachs International	105,000	07/20/22	GBP	3.07	GBP	181	(4)
Schneider Electric SE	Barclays Bank PLC	13,300	07/20/22	EUR	133.36	EUR	1,502	(663)
Neoenergia SA	Citibank N.A.	124,500	07/21/22	USD	18.44	USD	1,858	(2)
Linde PLC	JPMorgan International Bank Ltd.	3,800	07/26/22	EUR	285.67	EUR	1,041	(14,486)
Rwe AG	Morgan Stanley & Co. International PLC	43,300	07/26/22	EUR	43.01	EUR	1,519	(1,095)
EDP-Energias de Portugal SA	Goldman Sachs International	400,000	07/27/22	EUR	4.58	EUR	1,781	(31,087)
Enel SpA	Credit Suisse International	708,900	07/27/22	EUR	5.74	EUR	3,700	(3,055)
Infineon Technologies AG	Credit Suisse International	25,000	07/27/22	EUR	29.57	EUR	577	(799)
Schneider Electric SE	Goldman Sachs International	13,300	07/27/22	EUR	132.69	EUR	1,502	(1,912)
National Grid PLC	Morgan Stanley & Co. International PLC	129,400	07/28/22	GBP	10.62	GBP	1,361	(35,010)
Neoenergia SA	Morgan Stanley & Co. International PLC	124,500	07/28/22	USD	17.03	USD	1,858	(603)
Sika AG, Registered Shares	Goldman Sachs International	5,600	07/28/22	CHF	226.41	CHF	1,232	(38,860)
Xinjiang Goldwind Science And Technology Ltd., Class H	JPMorgan International Bank Ltd.	400,000	07/28/22	HKD	13.19	HKD	5,872	(90,457)

S C H E D U L E O F I N V E S T M E N T S	121

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Atlas Copco AB, B Shares	Goldman Sachs International	156,000	08/02/22	SEK	103.29	SEK	13,344	$(4,195)
Rwe AG	Barclays Bank PLC	94,300	08/03/22	EUR	37.58	EUR	3,308	(75,886)
EDP Renovaveis S/A	Goldman Sachs International	34,500	08/09/22	EUR	22.63	EUR	777	(34,358)
Enel SpA	Barclays Bank PLC	381,800	08/09/22	EUR	5.46	EUR	1,993	(16,474)
Enel SpA	Goldman Sachs International	300,800	08/09/22	EUR	5.67	EUR	1,570	(10,534)
Iberdrola SA	Morgan Stanley & Co. International PLC	90,400	08/09/22	EUR	10.37	EUR	895	(16,301)
Infineon Technologies AG	Goldman Sachs International	23,100	08/09/22	EUR	25.93	EUR	533	(9,441)
National Grid PLC	UBS AG	195,600	08/11/22	GBP	10.99	GBP	2,058	(25,129)
Xinjiang Goldwind Science And Technology Ltd., Class H	UBS AG	396,000	08/11/22	HKD	14.99	HKD	5,813	(40,659)

								$(529,900)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$2,098,842	$(998,989)	$(3,245,148)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$3,245,148	$—	$—	$—	$3,245,148

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options written	$—	$—	$4,135,012	$—	$—	$—	$4,135,012

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$2,305,388	$—	$—	$—	$2,305,388

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$5,679,079
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$3,245,148

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	3,245,148

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,715,248)

Total derivative assets and liabilities subject to an MNA	$—	$529,900

122	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)

Barclays Bank PLC	$95,473	$—	$—	$—	$95,473
BNP Paribas SA	7,162	—	—	—	7,162
Citibank N.A.	2	—	—	—	2
Credit Suisse International	28,269	—	—	—	28,269
Goldman Sachs International	150,016	—	—	(150,016)	—
JPMorgan International Bank Ltd.	104,943	—	—	—	104,943
Merrill Lynch International	773	—	—	—	773
Morgan Stanley & Co. International PLC	57,532	—	(57,532)	—	—
UBS AG	85,730	—	(85,730)	—	—

	$529,900	$—	$(143,262)	$(150,016)	$236,622

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Building Products	$21,190,530	$6,074,143	$—	$27,264,673
Chemicals	—	19,384,550	—	19,384,550
Commercial Services & Supplies	28,866,449	—	—	28,866,449
Construction & Engineering	6,663,075	8,006,718	—	14,669,793
Electric Utilities	102,391,479	39,777,935	—	142,169,414
Electrical Equipment	8,717,194	27,911,221	—	36,628,415
Electronic Equipment, Instruments & Components	—	4,412,518	—	4,412,518
Independent Power and Renewable Electricity Producers	14,212,957	35,581,195	—	49,794,152
Machinery	10,061,328	9,173,240	—	19,234,568
Multi-Utilities	51,501,735	11,931,758	—	63,433,493
Oil, Gas & Consumable Fuels	48,516,672	—	—	48,516,672
Semiconductors & Semiconductor Equipment	8,365,837	3,344,757	—	11,710,594
Short-Term Securities
Money Market Funds	14,388,466	—	—	14,388,466

	$314,875,722	$165,598,035	$—	480,473,757

Investments Valued at NAV (a)				529,322

				$481,003,079

Derivative Financial Instruments (b)
Liabilities
Equity Contracts	$(1,622,844)	$(1,622,304)	$—	$(3,245,148)

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	123

Statements of Assets and Liabilities
(unaudited)
June 30, 2022

	BGR	CII	BDJ	BOE

ASSETS
Investments, at value — unaffiliated (a)	$352,628,211	$808,808,268	$1,621,217,564	$715,228,389
Investments, at value — affiliated (b)	1,406,858	9,203,965	82,052,911	2,371,617
Cash	322,157	220,859	1,380,969	—
Cash pledged:
Collateral — exchange-traded options written	—	—	—	4,880,000
Collateral — OTC derivatives	—	50,000	—	26,000
Foreign currency, at value (c)	138,690	—	906	108,257
Receivables:
Investments sold	4,715,180	5,228,567	9,328,925	299,757
Options written	209,236	1,018,909	605,584	517,803
Dividends — unaffiliated	916,182	632,320	1,963,817	2,769,360
Dividends — affiliated	3,654	10,358	65,631	6,133

Total assets	360,340,168	825,173,246	1,716,616,307	726,207,316

LIABILITIES
Bank overdraft	—	—	—	94,288
Options written, at value (d)	2,083,915	8,671,931	15,848,170	6,470,808
Payables:
Investments purchased	696,021	1,482,827	7,253,162	7,691,695
Accounting services fees	25,509	28,395	54,469	34,200
Capital shares redeemed	—	—	—	318,497
Custodian fees	25,942	39,516	88,354	65,956
Income dividend distributions	73,762	239,043	338,008	152,363
Investment advisory fees	314,293	586,536	1,143,715	494,866
Trustees’ and Officer’s fees	399,001	215,794	877,565	617,126
Options written	20,721	153,727	27,738	177,247
Other accrued expenses	38,580	38,510	93,483	73,936
Professional fees	58,316	81,722	164,082	135,765
Transfer agent fees	29,991	34,352	75,877	41,543
Other liabilities	191,579	—	—	—

Total liabilities	3,957,630	11,572,353	25,964,623	16,368,290

NET ASSETS	$356,382,538	$813,600,893	$1,690,651,684	$709,839,026

NET ASSETS CONSIST OF
Paid-in capital (e)(f)(g)	$535,130,504	$561,558,505	$1,309,265,007	$713,456,233
Accumulated earnings (loss)	(178,747,966)	252,042,388	381,386,677	(3,617,207)

NET ASSETS	$356,382,538	$813,600,893	$1,690,651,684	$709,839,026

Net asset value (e)(f)(g)	$12.51	$18.44	$9.09	$11.17

(a) Investments, at cost — unaffiliated	$245,104,027	$619,870,762	$1,464,188,211	$697,252,623
(b) Investments, at cost — affiliated	$1,406,858	$9,203,965	$82,052,911	$2,371,617
(c) Foreign currency, at cost	$138,405	$—	$1,035	$109,005
(d) Premiums received	$5,472,215	$11,579,401	$21,753,162	$7,763,333
(e) Shares outstanding	28,497,366	44,132,101	186,003,434	63,536,835
(f) Shares authorized	Unlimited	200 million	Unlimited	Unlimited
(g) Par value	$0.001	$0.10	$0.001	$0.001
See notes to financial statements.

124	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities
(unaudited) (continued)
June 30, 2022

	BGY	BME		BMEZ	BIGZ

ASSETS
Investments, at value — unaffiliated (a)(b)	$581,610,381	$540,528,222		$2,038,910,871	$2,244,340,386
Investments, at value — affiliated (c)	8,325,690	32,301,459		112,090,905	9,128,990
Cash pledged:
Collateral — exchange-traded options written	5,611,000	—		—	—
Collateral — OTC derivatives	355,000	—		36,000	—
Foreign currency, at value (d)	234,488	16,681		86,810	1,021
Receivables:
Investments sold	719	2,662,029	(e)	4,806	—
Options written	352,480	282,858		369,515	400,311
Securities lending income — affiliated	—	2,421		22,691	5
Capital shares sold	—	250,269		—	—
Dividends — unaffiliated	2,902,640	538,374		751,056	432,773
Dividends — affiliated	9,329	27,644		84,575	24,255
Deferred offering costs	—	87,474		—	—
Prepaid expenses	—	10,822		—	3,760

Total assets	599,401,727	576,708,253		2,152,357,229	2,254,331,501

LIABILITIES
Bank overdraft	137,718	7,610		69,804	128,337
Collateral on securities loaned	—	588,915		6,858,153	—
Options written, at value (f)	5,937,531	6,201,260		19,713,887	9,846,179
Payables:
Investments purchased	720,487	2,684,421		388	—
Accounting services fees	28,395	16,825		184,476	36,283
Capital shares redeemed	—	—		—	2,588,971
Custodian fees	78,801	38,415		161,624	171,872
Income dividend distributions	171,946	—		3,109,671	2,748,304
Investment advisory fees	498,245	454,860		2,163,015	2,395,681
Trustees’ and Officer’s fees	522,587	32,057		133,204	106,769
Options written	135,771	522,448		85,920	96,406
Other accrued expenses	83,254	25,784		245,326	27,423
Professional fees	133,954	47,655		20,815	24,083
Transfer agent fees	39,294	27,074		63,533	82,272

Total liabilities	8,487,983	10,647,324		32,809,816	18,252,580

NET ASSETS	$590,913,744	$566,060,929		$2,119,547,413	$2,236,078,921

NET ASSETS CONSIST OF
Paid-in capital (g)(h)(i)	$604,107,672	$409,987,529		$2,243,866,545	$4,566,212,446
Accumulated earnings (loss)	(13,193,928)	156,073,400		(124,319,132)	(2,330,133,525)

NET ASSETS	$590,913,744	$566,060,929		$2,119,547,413	$2,236,078,921

Net asset value (g)(h)(i)	$5.69	$41.95		$18.91	$9.48

(a) Investments, at cost — unaffiliated	$554,589,060	$390,761,723		$2,212,459,262	$3,143,847,570
(b) Securities loaned, at value	$—	$566,567		$6,706,992	$—
(c) Investments, at cost — affiliated	$8,325,690	$32,301,485		$112,224,197	$9,128,990
(d) Foreign currency, at cost	$236,064	$16,647		$86,021	$1,047
(e) $1,767,466 is expected to be collected after December 31, 2022
(f) Premiums received	$6,072,338	$4,879,676		$16,177,632	$11,526,685
(g) Shares outstanding	103,847,663	13,493,047		112,083,890	235,796,174
(h) Shares authorized	Unlimited	Unlimited		Unlimited	Unlimited
(i) Par value	$0.001	$0.001		$0.001	$0.001
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	125

Statements of Assets and Liabilities
(unaudited) (continued)
June 30, 2022

	BCX	BST (a)	BSTZ (a)	BUI

ASSETS
Investments, at value — unaffiliated (b)(c)	$858,728,857	$1,034,371,174	$1,737,127,606	$466,085,291
Investments, at value — affiliated (d)	25,116,689	49,223,180	107,146,639	14,917,788
Cash	—	41,743	18,625	—
Cash pledged as collateral for OTC derivatives	—	400,000	3,600,000	603,500
Foreign currency, at value (e)	33,952	12,921,931	—	71,670
Receivables:
Investments sold	4,890,982	1,614,258	7,336,979	219
Options written	600,685	240,640	680,614	160,668
Securities lending income — affiliated	—	241	35,132	1,355
Dividends — unaffiliated	2,252,922	122,427	130,270	1,295,447
Dividends — affiliated	22,187	40,714	63,387	11,748
Due from broker	—	—	510,000	—
Deferred offering costs	—	177,517	—	100,997
Prepaid expenses	—	27,433	—	—

Total assets	891,646,274	1,099,181,258	1,856,649,252	483,248,683

LIABILITIES
Bank overdraft	15,424	—	—	53,595
Foreign bank overdraft (f)	—	—	487,417	—
Collateral on securities loaned	—	—	4,921,030	529,383
Options written, at value (g)	3,865,208	4,802,220	13,353,619	3,245,148
Payables:
Investments purchased	7,535,688	12,921,016	23,723,853	115
Accounting services fees	34,203	28,395	189,339	28,395
Custodian fees	47,181	79,223	147,670	40,348
Deferred capital gain tax	—	732,470	5,543,618	—
Income dividend distributions	145,945	572,521	2,601,116	—
Investment advisory fees	796,877	940,993	1,985,948	405,584
Offering costs	—	—	—	3,505
Trustees’ and Officer’s fees	257,506	24,311	137,741	8,739
Options written	12,910	3,399	1,040	100,488
Other accrued expenses	154,284	91,870	366,411	118,836
Professional fees	114,454	39,973	230,163	48,093
Transfer agent fees	48,780	45,672	65,016	23,506

Total liabilities	13,028,460	20,282,063	53,753,981	4,605,735

NET ASSETS	$878,617,814	$1,078,899,195	$1,802,895,271	$478,642,948

NET ASSETS CONSIST OF
Paid-in capital (h)(i)(j)	$1,106,191,760	$795,779,092	$1,514,886,596	$392,606,910
Accumulated earnings (loss)	(227,573,946)	283,120,103	288,008,675	86,036,038

NET ASSETS	$878,617,814	$1,078,899,195	$1,802,895,271	$478,642,948

Net asset value (h)(i)(j)	$9.95	$33.61	$22.96	$21.66

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$749,620,553	$752,227,385	$1,369,301,675	$360,756,459
(c) Securities loaned, at value	$—	$—	$4,633,190	$505,064
(d) Investments, at cost — affiliated	$25,116,689	$49,223,180	$107,145,982	$14,917,841
(e) Foreign currency, at cost	$33,878	$12,921,777	$—	$71,669
(f) Foreign bank overdraft, at cost	$—	$—	$486,402	$—
(g) Premiums received	$10,340,170	$10,312,473	$19,442,641	$4,345,001
(h) Shares outstanding	88,315,994	32,098,789	78,538,036	22,101,468
(i) Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(j) Par value	$0.001	$0.001	$0.001	$0.001
See notes to financial statements.

126	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations
(unaudited)
Six Months Ended June 30, 2022

	BGR	CII	BDJ	BOE

INVESTMENT INCOME
Dividends — unaffiliated	$8,047,580	$5,321,524	$23,720,170	$12,982,094
Dividends — affiliated	7,015	21,813	118,850	10,303
Securities lending income — affiliated — net	—	—	10	—
Foreign withholding tax claims	—	—	—	336,828
Foreign taxes withheld	(385,582)	(117,739)	(727,379)	(1,009,894)

Total investment income	7,669,013	5,225,598	23,111,651	12,319,331

EXPENSES
Investment advisory	2,221,477	3,795,359	7,370,926	3,917,580
Transfer agent	34,409	40,378	80,287	46,677
Custodian	24,585	37,069	67,583	57,349
Accounting services	21,845	24,296	46,641	29,276
Registration	4,583	7,107	17,618	10,073
Professional	—	—	—	84,921
Trustees and Officer	(75,696)	(10,735)	(121,287)	(90,051)
Miscellaneous	61,543	73,159	106,203	44,035

Total expenses	2,292,746	3,966,633	7,567,971	4,099,860
Less:
Fees waived and/or reimbursed by the Manager	(408,317)	(2,837)	(14,166)	(687,002)

Total expenses after fees waived and/or reimbursed	1,884,429	3,963,796	7,553,805	3,412,858

Net investment income	5,784,584	1,261,802	15,557,846	8,906,473

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	37,205,569	56,991,809	137,950,109	21,768,232
Foreign currency transactions	(12,610)	—	(125,347)	(70,057)
Options written	(22,929,880)	21,229,943	5,531,647	5,691,315
Payment by affiliate	—	—	1,577	—

	14,263,079	78,221,752	143,357,986	27,389,490

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	35,394,774	(218,520,320)	(318,384,740)	(157,774,977)
Foreign currency translations	(17,091)	—	(52,105)	(65,324)
Options written	2,067,367	3,506,035	7,748,497	2,914,829

	37,445,050	(215,014,285)	(310,688,348)	(154,925,472)

Net realized and unrealized gain (loss)	51,708,129	(136,792,533)	(167,330,362)	(127,535,982)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$57,492,713	$(135,530,731)	$(151,772,516)	$(118,629,509)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	127

Statements of Operations
(unaudited) (continued)
Six Months Ended June 30, 2022

	BGY		BME	BMEZ	BIGZ

INVESTMENT INCOME
Dividends — unaffiliated	$12,465,576		$3,773,765	$3,678,456	$1,815,168
Dividends — affiliated	13,794		58,372	167,503	32,878
Securities lending income — affiliated — net	—		6,274	102,720	3,961
Other income — unaffiliated	588		—	—	—
Foreign withholding tax claims	521,921		—	—	—
Foreign taxes withheld	(1,366,286)		(76,171)	(236,587)	(41,997)

Total investment income	11,635,593		3,762,240	3,712,092	1,810,010

EXPENSES
Investment advisory	3,239,639		2,863,985	14,850,320	17,996,067
Professional	107,551		—	—	—
Custodian	69,590		26,037	116,045	129,755
Transfer agent	43,859		34,221	74,904	45,522
Accounting services	24,296		14,408	131,878	168,322
Registration	16,548		5,781	33,753	55,439
Trustees and Officer	(75,935)		11,247	49,489	81,850
Miscellaneous	41,746		78,661	355,770	641,143

Total expenses	3,467,294		3,034,340	15,612,159	19,118,098
Less:
Fees waived and/or reimbursed by the Manager	(275,753)		(7,222)	(20,437)	(2,696)

Total expenses after fees waived and/or reimbursed	3,191,541		3,027,118	15,591,722	19,115,402

Net investment income (loss)	8,444,052		735,122	(11,879,630)	(17,305,392)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	15,005,251	(a)	11,038,395	(23,637,929)	(1,065,174,072)
Investments — affiliated	—		(184)	(1,164)	(58,512,005)
Foreign currency transactions	(68,840)		665	(205,461)	33,433
Options written	935,870		6,064,252	40,270,755	44,408,727

	15,872,281		17,103,128	16,426,201	(1,079,243,917)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(121,947,468	) (b)	(82,531,395)	(757,500,275)	(532,389,854)
Investments — affiliated	—		(18)	(54,322)	44,486,400
Foreign currency translations	(88,542)		(5,587)	(34,075)	(675)
Options written	2,361,202		2,413,383	(1,866,111)	(4,733,943)

	(119,674,808)		(80,123,617)	(759,454,783)	(492,638,072)

Net realized and unrealized loss	(103,802,527)		(63,020,489)	(743,028,582)	(1,571,881,989)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(95,358,475)		$(62,285,367)	$(754,908,212)	$(1,589,187,381)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$368,770		$—	$—	$—
(b) Net of reduction in deferred foreign capital gain tax of	$231,371		$—	$—	$—
See notes to financial statements.

128	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations
(unaudited) (continued)
Six Months Ended June 30, 2022

	BCX	BST (a)		BSTZ (a)		BUI

INVESTMENT INCOME
Dividends — unaffiliated	$19,041,147	$1,680,806		$1,800,819		$7,413,424
Dividends — affiliated	39,871	70,631		114,104		20,337
Interest — unaffiliated	39,629	—		—		—
Securities lending income — affiliated — net	—	18,028		161,102		1,355
Non-cash dividends — unaffiliated	—	—		—		485,363
Other income — unaffiliated	58	—		—		—
Foreign withholding tax claims	16,193	—		—		—
Foreign taxes withheld	(935,301)	(60,250)		(155,435)		(460,515)

Total investment income	18,201,597	1,709,215		1,920,590		7,459,964

EXPENSES
Investment advisory	4,894,235	6,699,043		14,401,630		2,596,569
Transfer agent	59,599	59,654		77,291		31,809
Professional	48,654	—		—		—
Custodian	43,043	59,627		116,780		35,872
Accounting services	29,275	24,296		138,789		24,296
Registration	13,785	10,884		12,210		7,593
Offering	—	—		—		3,295
Trustees and Officer	(19,469)	38,423		49,054		14,662
Miscellaneous	56,634	265,494		489,220		80,570

Total expenses	5,125,756	7,157,421		15,284,974		2,794,666
Less:
Fees waived and/or reimbursed by the Manager	(4,966)	(8,317)		(12,846)		(2,328)

Total expenses after fees waived and/or reimbursed	5,120,790	7,149,104		15,272,128		2,792,338

Net investment income (loss)	13,080,807	(5,439,889)		(13,351,538)		4,667,626

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	152,075,729	4,727,011		31,113,478		9,226,078
Investments — affiliated	—	(335)		918		(9)
Foreign currency transactions	(156,384)	9,077		(171,301)		(27,872)
Options written	(40,509,948)	43,628,929		74,585,111		4,135,012

	111,409,397	48,364,682		105,528,206		13,333,209

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(132,496,060)	(597,366,933	) (b)	(1,246,829,382	) (b)	(96,629,197)
Investments — affiliated	—	—		657		(53)
Foreign currency translations	(46,071)	2,281		(843)		(42,601)
Options written	7,850,011	(274,650)		(937,621)		2,305,388

	(124,692,120)	(597,639,302)		(1,247,767,189)		(94,366,463)

Net realized and unrealized loss	(13,282,723)	(549,274,620)		(1,142,238,983)		(81,033,254)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(201,916)	$(554,714,509)		$(1,155,590,521)		$(76,365,628)

(a) Consolidated Statement of Operations.
(b) Net of reduction in/(increase in) deferred capital gain tax of	$—	$708,764		$(73,396)		$—
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	129

Statements of Changes in Net Assets

	BGR			CII

	Six Months Ended 06/30/22 (unaudited)		Year Ended 12/31/21	Six Months Ended 06/30/22 (unaudited)	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,784,584		$8,259,703	$1,261,802	$1,953,464
Net realized gain (loss)	14,263,079		(18,995,472)	78,221,752	70,684,499
Net change in unrealized appreciation (depreciation)	37,445,050		99,469,573	(215,014,285)	107,574,675

Net increase (decrease) in net assets resulting from operations	57,492,713		88,733,804	(135,530,731)	180,212,638

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income and net realized gain	(7,392,254	) (b)	(8,262,936)	(26,346,881)	(48,643,844)
Return of capital	—		(4,835,876)	—	—

Decrease in net assets resulting from distributions to shareholders	(7,392,254)		(13,098,812)	(26,346,881)	(48,643,844)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	—		—	—	236,509
Redemption of shares resulting from share repurchase program (including transaction costs)	(7,221,391)		—	—	—

Net increase (decrease) in net assets derived from capital share transactions	(7,221,391)		—	—	236,509

NET ASSETS
Total increase (decrease) in net assets	42,879,068		75,634,992	(161,877,612)	131,805,303
Beginning of period	313,503,470		237,868,478	975,478,505	843,673,202

End of period	$356,382,538		$313,503,470	$813,600,893	$975,478,505

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

130	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets
(continued)

	BDJ		BOE

	Six Months Ended 06/30/22 (unaudited)	Year Ended 12/31/21	Six Months Ended 06/30/22 (unaudited)	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,557,846	$27,412,185	$8,906,473	$12,147,742
Net realized gain	143,357,986	226,450,882	27,389,490	64,174,290
Net change in unrealized appreciation (depreciation)	(310,688,348)	71,456,248	(154,925,472)	43,778,131

Net increase (decrease) in net assets resulting from operations	(151,772,516)	325,319,315	(118,629,509)	120,100,163

DISTRIBUTIONS TO SHAREHOLDERS (a)

Decrease in net assets resulting from distributions to shareholders	(60,413,916)	(161,603,504)	(24,171,158)	(48,404,308)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	(5,080,918)	(205,246)

NET ASSETS
Total increase (decrease) in net assets	(212,186,432)	163,715,811	(147,881,585)	71,490,609
Beginning of period	1,902,838,116	1,739,122,305	857,720,611	786,230,002

End of period	$1,690,651,684	$1,902,838,116	$709,839,026	$857,720,611

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	131

Statements of Changes in Net Assets
(continued)

	BGY			BME

	Six Months Ended 06/30/22 (unaudited)		Year Ended 12/31/21	Six Months Ended 06/30/22 (unaudited)	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,444,052		$9,366,746	$735,122	$41,823
Net realized gain	15,872,281		45,489,816	17,103,128	46,771,259
Net change in unrealized appreciation (depreciation)	(119,674,808)		19,983,472	(80,123,617)	12,306,248

Net increase (decrease) in net assets resulting from operations	(95,358,475)		74,840,034	(62,285,367)	59,119,330

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income and net realized gain	(21,120,139	) (b)	(30,180,220)	(16,909,995)	(30,764,942)
Return of capital	—		(12,098,701)	—	—

Decrease in net assets resulting from distributions to shareholders	(21,120,139)		(42,278,921)	(16,909,995)	(30,764,942)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—		—	18,653,247	49,710,285
Reinvestment of distributions	—		—	828,233	1,760,978
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,117,512)		—	—	—

Net increase (decrease) in net assets derived from capital share transactions	(2,117,512)		—	19,481,480	51,471,263

Capital contribution from affiliate	—		—	—	12,661

NET ASSETS
Total increase (decrease) in net assets	(118,596,126)		32,561,113	(59,713,882)	79,838,312
Beginning of period	709,509,870		676,948,757	625,774,811	545,936,499

End of period	$590,913,744		$709,509,870	$566,060,929	$625,774,811

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

132	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets
(continued)

	BMEZ		BIGZ

	Six Months Ended 06/30/22 (unaudited )	Year Ended 12/31/21	Six Months Ended 06/30/22 (unaudited	)	Period from 03/29/21 to 12/31/21 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(11,879,630)	$(36,221,355)	$(17,305,392)		$(35,735,376)
Net realized gain (loss)	16,426,201	370,126,396	(1,079,243,917)		(199,723,871)
Net change in unrealized appreciation (depreciation)	(759,454,783)	(621,751,428)	(492,638,072)		(405,188,632)

Net decrease in net assets resulting from operations	(754,908,212)	(287,846,387)	(1,589,187,381)		(640,647,879)

DISTRIBUTIONS TO SHAREHOLDERS (b)
From net investment income and net realized gain	(97,900,689)	(192,905,388)	(135,581,361	) (c)	—
Return of capital	—	—	—		(170,149,458)

Decrease in net assets resulting from distributions to shareholders	(97,900,689)	(192,905,388)	(135,581,361)		(170,149,458)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	—		4,861,848,440
Reinvestment of distributions	—	—	—		4,569,561
Redemption of shares resulting from share repurchase program (including transaction costs)	(9,529,955)	—	(20,804,846)		(74,068,155)

Net increase (decrease) in net assets derived from capital share transactions	(9,529,955)	—	(20,804,846)		4,792,349,846

NET ASSETS
Total increase (decrease) in net assets	(862,338,856)	(480,751,775)	(1,745,573,588)		3,981,552,509
Beginning of period	2,981,886,269	3,462,638,044	3,981,652,509		100,000

End of period	$2,119,547,413	$2,981,886,269	$2,236,078,921		$3,981,652,509

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	133

Statements of Changes in Net Assets
(continued)

	BCX			BST (a)

	Six Months Ended 06/30/22 (unaudited)		Year Ended 12/31/21	Six Months Ended 06/30/22 (unaudited)	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$13,080,807		$25,955,087	$(5,439,889)	$(12,070,576)
Net realized gain	111,409,397		56,049,452	48,364,682	148,321,617
Net change in unrealized appreciation (depreciation)	(124,692,120)		115,553,664	(597,639,302)	(287,749)

Net increase (decrease) in net assets resulting from operations	(201,916)		197,558,203	(554,714,509)	135,963,292

DISTRIBUTIONS TO SHAREHOLDERS (b)
From net investment income and net realized gain	(22,962,159	) (c)	(33,607,537)	(48,128,911)	(126,451,369)
Return of capital	—		(8,784,140)	—	—

Decrease in net assets resulting from distributions to shareholders	(22,962,159)		(42,391,677)	(48,128,911)	(126,451,369)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—		—	—	12,814,651
Proceeds from rights offering (Note 10)	—		—	—	359,278,213
Reinvestment of distributions	—		—	576,177	2,217,548

Net increase in net assets derived from capital share transactions	—		—	576,177	374,310,412

NET ASSETS
Total increase (decrease) in net assets	(23,164,075)		155,166,526	(602,267,243)	383,822,335
Beginning of period	901,781,889		746,615,363	1,681,166,438	1,297,344,103

End of period	$878,617,814		$901,781,889	$1,078,899,195	$1,681,166,438

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

134	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets
(continued)

	BSTZ (a)		BUI
	Six Months Ended 06/30/22 (unaudited)	Year Ended 12/31/21	Six Months Ended 06/30/22 (unaudited)		Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(13,351,538)	$(40,100,308)	$4,667,626		$4,908,839
Net realized gain	105,528,206	258,715,033	13,333,209		10,994,095
Net change in unrealized appreciation (depreciation)	(1,247,767,189)	29,935,008	(94,366,463)		53,132,360

Net increase (decrease) in net assets resulting from operations	(1,155,590,521)	248,549,733	(76,365,628)		69,035,294

DISTRIBUTIONS TO SHAREHOLDERS (b)
From net investment income and net realized gain	(90,475,840)	(240,726,364)	(15,992,324	) (c)	(20,325,579)
Return of capital	—	—	—		(9,081,858)

Decrease in net assets resulting from distributions to shareholders	(90,475,840)	(240,726,364)	(15,992,324)		(29,407,437)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	10,628,517		74,073,395
Reinvestment of distributions	—	17,394,255	567,690		1,577,468

Net increase in net assets derived from capital share transactions	—	17,394,255	11,196,207		75,650,863

NET ASSETS
Total increase (decrease) in net assets	(1,246,066,361)	25,217,624	(81,161,745)		115,278,720
Beginning of period	3,048,961,632	3,023,744,008	559,804,693		444,525,973

End of period	$1,802,895,271	$3,048,961,632	$478,642,948		$559,804,693

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	135

Statements of Cash Flows
(unaudited)
Six Months Ended June 30, 2022

	BGR	CII	BDJ	BOE

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$57,492,713	$(135,530,731)	$(151,772,516)	$(118,629,509)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	169,079,153	132,706,386	533,285,410	174,141,594
Purchases of long-term investments	(140,016,386)	(129,182,694)	(468,896,715)	(166,701,962)
Net proceeds from sales (purchases) of short-term securities	1,318,422	1,093,788	(19,790,896)	8,890,977
Premiums paid on closing options written	(42,444,928)	(27,310,614)	(96,586,121)	(26,652,876)
Premiums received from options written	21,503,615	47,779,932	99,668,216	31,588,705
Net realized gain on investments and options written	(14,252,911)	(78,221,752)	(143,481,684)	(27,446,728)
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	(37,462,141)	215,014,285	310,636,243	154,860,148

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(3,636)	(10,317)	(65,305)	(6,071)
Dividends — unaffiliated	(317,312)	(157,126)	248,427	(1,214,915)

Increase (Decrease) in Liabilities
Payables
Accounting services fees	14,508	16,125	30,969	19,439
Custodian fees	16,441	32,714	43,647	39,247
Investment advisory fees	57,214	(103,997)	(137,924)	(92,551)
Trustees’ and Officer’s fees	(208,193)	(91,886)	(431,962)	(281,689)
Other accrued expenses	11,926	13,852	39,018	27,194
Professional fees	(10,669)	(23,460)	(32,343)	8,432
Transfer agent fees	18,402	20,692	42,172	23,623
Other liabilities	191,579	—	—	—

Net cash provided by operating activities	14,987,797	26,045,197	62,798,636	28,573,058

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(7,376,474)	(26,107,838)	(62,014,631)	(24,160,847)
Net payments on redemption of capital shares including change in redemptions payable	(7,221,391)	—	—	(4,762,421)
Increase in bank overdraft	—	—	—	94,288

Net cash used for financing activities	(14,597,865)	(26,107,838)	(62,014,631)	(28,828,980)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(4)	—	(62)	(746)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	389,928	(62,641)	783,943	(256,668)
Restricted and unrestricted cash and foreign currency at beginning of period	70,919	333,500	597,932	5,270,925

Restricted and unrestricted cash and foreign currency at end of period	$460,847	$270,859	$1,381,875	$5,014,257

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$322,157	$220,859	$1,380,969	$—
Cash pledged
Collateral — exchange-traded options written	—	—	—	4,880,000
Collateral — OTC derivatives	—	50,000	—	26,000
Foreign currency at value	138,690	—	906	108,257

	$460,847	$270,859	$1,381,875	$5,014,257

See notes to financial statements.

136	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows
(unaudited) (continued)
Six Months Ended June 30, 2022

	BGY	BME	BMEZ	BIGZ

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(95,358,475)	$(62,285,367)	$(754,908,212)	$(1,589,187,381)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	158,128,543	156,379,142	956,593,402	931,585,106
Purchases of long-term investments	(138,199,793)	(160,524,253)	(849,499,299)	(776,074,628)
Net purchases of short-term securities	(2,739,450)	(4,508,857)	(22,145,462)	(2,089,501)
Premiums paid on closing options written	(24,170,117)	(16,285,452)	(34,219,786)	(8,991,154)
Premiums received from options written	24,819,327	21,689,552	69,037,027	47,336,334
Net realized (gain) loss on investments and options written	(15,928,917)	(17,071,643)	(16,619,035)	1,079,277,381
Net unrealized depreciation on investments, options written and foreign currency translations	119,817,637	80,118,030	759,420,708	492,637,397

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(9,288)	(27,499)	(84,422)	(24,233)
Dividends — unaffiliated	(1,364,028)	(98,727)	8,124	26,943
From the Manager	—	12,661	—	—
Securities lending income — affiliated	—	(963)	(6,125)	2,389
Prepaid expenses	—	(10,822)	48,373	86,057
Deferred offering costs	—	4,027	—	—

Increase (Decrease) in Liabilities
Collateral on securities loaned	—	377,343	1,917,516	(5,206,475)
Payables
Accounting services fees	16,125	9,571	81,250	(103,824)
Custodian fees	48,745	17,570	72,282	101,210
Deferred capital gain tax	(231,371)	—	—	—
Federal income tax	—	(12,114)	—	—
Investment advisory fees	(30,895)	(61,192)	(935,653)	(1,877,558)
Trustees’ and Officer’s fees	(239,525)	380	3,366	47,174
Other accrued expenses	31,368	(8,953)	45,034	(19,486)
Professional fees	25,762	(21,761)	(13,882)	12,602
Transfer agent fees	22,988	16,614	42,871	136

Net cash provided by (used for) operating activities	24,638,636	(2,292,713)	108,838,077	167,538,489

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(21,110,237)	(16,081,762)	(99,411,772)	(137,147,448)
Payments for offering costs	—	(20,427)	—	—
Net payments on redemption of capital shares including change in redemptions payable	(2,117,512)	—	(9,529,955)	(30,409,647)
Increase (decrease) in bank overdraft	137,718	7,610	69,804	(11,441)
Proceeds from issuance of capital shares	—	18,402,978	—	—

Net cash provided by (used for) for financing activities	(23,090,031)	2,308,399	(108,871,923)	(167,568,536)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(1,949)	35	773	(33)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	1,546,656	15,721	(33,073)	(30,080)
Restricted and unrestricted cash and foreign currency at beginning of period	4,653,832	960	155,883	31,101

Restricted and unrestricted cash and foreign currency at end of period	$6,200,488	$16,681	$122,810	$1,021

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$828,233	$—	$—

F I N A N C I A L S T A T E M E N T S	137

Statements of Cash Flows
(unaudited) (continued)
Six Months Ended June 30, 2022

	BGY	BME	BMEZ	BIGZ

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES

Cash pledged
Collateral — exchange-traded options written	$5,611,000	$—	$—	$—
Collateral — OTC derivatives	355,000	—	36,000	—

Foreign currency at value	234,488	16,681	86,810	1,021

	$6,200,488	$16,681	$122,810	$1,021

See notes to financial statements.

138	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows
(unaudited) (continued)
Six Months Ended June 30, 2022

	BCX	BST (a)	BSTZ (a)	BUI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(201,916)	$(554,714,509)	$(1,155,590,521)	$(76,365,628)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	489,272,893	279,277,075	543,229,159	94,452,834
Purchases of long-term investments	(433,429,812)	(242,874,215)	(456,508,918)	(91,943,048)
Net purchases of short-term securities	(8,462,376)	(5,808,246)	(58,279,912)	(7,007,718)
Premiums paid on closing options written	(83,079,702)	(10,759,648)	(23,894,734)	(13,606,700)
Premiums received from options written	44,485,294	49,061,212	90,245,972	17,626,383
Net realized gain on investments and options written	(109,914,300)	(48,188,694)	(105,700,486)	(13,362,149)
Net unrealized depreciation on investments, options written and foreign currency translations	124,646,049	598,350,347	1,247,692,950	94,323,862

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(22,122)	(40,427)	(62,939)	(11,716)
Dividends — unaffiliated	(553,580)	63,063	90,093	(365,257)
Securities lending income — affiliated	—	41,692	(28,699)	(1,355)

Prepaid expenses	—	(22,220)	—	—
Deferred offering costs	—	—	—	(85,329)

Increase (Decrease) in Liabilities
Collateral on securities loaned	—	(841,775)	2,971,824	529,383
Payables
Accounting services fees	19,437	16,125	87,018	16,125
Custodian fees	29,280	35,763	79,956	24,280
Deferred capital gain tax	—	(708,764)	73,396	—
Investment advisory fees	53,077	(433,600)	(1,271,985)	(56,327)
Trustees’ and Officer’s fees	(103,066)	17,058	1,401	6,669
Other accrued expenses	22,110	9,079	47,870	33,638
Professional fees	(5,467)	(43,381)	22,058	(16,625)
Transfer agent fees	32,512	29,100	43,704	14,644

Net cash provided by operating activities	22,788,311	62,465,035	83,247,207	4,205,966

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(22,941,193)	(51,006,359)	(87,874,724)	(15,424,634)
Payments for offering costs	—	(4,000)	—	(23,883)
Increase (decrease) in bank overdraft	(170,513)	—	487,417	53,595
Proceeds from issuance of capital shares	—	—	—	11,201,367

Net cash used for financing activities	(23,111,706)	(51,010,359)	(87,387,307)	(4,193,555)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(498)	182	(1,044)	1

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(323,893)	11,454,858	(4,141,144)	12,412
Restricted and unrestricted cash and foreign currency at beginning of period	357,845	1,908,816	8,269,769	662,758

Restricted and unrestricted cash and foreign currency at end of period	$33,952	$13,363,674	$4,128,625	$675,170

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$576,177	$—	$567,690

F I N A N C I A L S T A T E M E N T S	139

Statements of Cash Flows
(unaudited) (continued)
Six Months Ended June 30, 2022

	BCX	BST (a)	BSTZ (a)	BUI

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$41,743	$18,625	$—
Cash pledged
Collateral — OTC derivatives	—	400,000	3,600,000	603,500
Foreign currency at value	33,952	12,921,931	—	71,670
Due from Broker	—	—	510,000	—

	$33,952	$13,363,674	$4,128,625	$675,170

(a)	Consolidated Statement of Cash Flows.
See notes to financial statements.

140	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(For a share outstanding throughout each period)

	BGR

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021		2020	2019	2018	2017

Net asset value, beginning of period	$10.77		$8.17		$12.57	$11.98	$15.79	$16.33

Net investment income (a)	0.20		0.28		0.32	0.34	0.28	0.40	(b)
Net realized and unrealized gain (loss)	1.80		2.77		(4.06)	1.18	(3.16)	(0.01)

Net increase (decrease) from investment operations	2.00		3.05		(3.74)	1.52	(2.88)	0.39

Distributions (c)
From net investment income	(0.26	) (d)	(0.28)		(0.32)	(0.34)	(0.27)	(0.40)
Return of capital	—		(0.17)		(0.34)	(0.59)	(0.66)	(0.53)

Total distributions	(0.26)		(0.45)		(0.66)	(0.93)	(0.93)	(0.93)

Net asset value, end of period	$12.51		$10.77		$8.17	$12.57	$11.98	$15.79

Market price, end of period	$10.97		$9.48		$7.10	$11.88	$10.45	$14.18

Total Return (e)
Based on net asset value	18.75	% (f)	38.36	% (g)	(29.03)%	13.74%	(18.84)%	3.49%

Based on market price	18.30	% (f)	40.14%		(34.74)%	23.23%	(21.16)%	5.11%

Ratios to Average Net Assets (h)
Total expenses	1.24	% (i)	1.33%		1.37%	1.35%	1.29%	1.31%

Total expenses after fees waived and/or reimbursed	1.02	% (i)	1.11%		1.15%	1.16%	1.14%	1.18%

Net investment income	3.12	% (i)	2.88%		3.77%	2.67%	1.87%	2.69	% (b)

Supplemental Data
Net assets, end of period (000)	$356,383		$313,503		$237,868	$374,896	$357,391	$471,062

Portfolio turnover rate	39%		61%		62%	24%	32%	24%

(a)	Based on average shares outstanding.
(b)
Net investment income per share and the ratio of net investment income to average net assets include $0.15 per share and 0.99%, respectively, resulting from a special dividend from BakerHughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	141

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	CII
	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020	2019	2018		2017

Net asset value, beginning of period	$22.10		$19.12	$17.96	$15.28	$17.19		$15.08

Net investment income (a)	0.03		0.04	0.13	0.18	0.17		0.15
Net realized and unrealized gain (loss)	(3.09)		4.04	2.08	3.50	(1.09)		2.95

Net increase (decrease) from investment operations	(3.06)		4.08	2.21	3.68	(0.92)		3.10

Distributions (b)
From net investment income	(0.60)		(0.04)	(0.13)	(0.19)	(0.17	) (c)	(0.15)
From net realized gain	—		(1.06)	(0.92)	(0.44)	(0.28	) (c)	—
Return of capital	—		—	—	(0.37)	(0.54)		(0.84)

Total distributions	(0.60)		(1.10)	(1.05)	(1.00)	(0.99)		(0.99)

Net asset value, end of period	$18.44		$22.10	$19.12	$17.96	$15.28		$17.19

Market price, end of period	$17.58		$22.12	$17.40	$17.25	$14.08		$16.38

Total Return (d)
Based on net asset value	(13.99	)% (e)	21.97%	13.94%	25.08%	(5.44)%		21.69%

Based on market price	(18.08	)% (e)	34.15%	7.97%	30.38%	(8.56)%		27.54%

Ratios to Average Net Assets (f)
Total expenses	0.89	% (g)	0.90%	0.91%	0.91%	0.90%		0.93%

Total expenses after fees waived and/or reimbursed	0.89	% (g)	0.90%	0.91%	0.91%	0.90%		0.93%

Net investment income	0.28	% (g)	0.21%	0.78%	1.08%	1.00%		0.94%

Supplemental Data
Net assets, end of period (000)	$813,601		$975,479	$843,673	$792,638	$674,077		$758,400

Portfolio turnover rate	14%		27%	46%	32%	27%		32%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
See notes to financial statements.

142	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BDJ

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020	2019	2018		2017

Net asset value, beginning of period	$10.23		$9.35	$10.03	$8.74	$9.96		$9.22

Net investment income (a)	0.08		0.15	0.18	0.18	0.18	(b)	0.16
Net realized and unrealized gain (loss)	(0.90)		1.60	(0.26)	1.86	(0.84)		1.14

Net increase (decrease) from investment operations	(0.82)		1.75	(0.08)	2.04	(0.66)		1.30

Distributions (c)
From net investment income	(0.32)		(0.28)	(0.15)	(0.08)	(0.18	) (d)	(0.17)
From net realized gain	—		(0.59)	(0.45)	(0.67)	(0.38	) (d)	(0.39)

Total distributions	(0.32)		(0.87)	(0.60)	(0.75)	(0.56)		(0.56)

Net asset value, end of period	$9.09		$10.23	$9.35	$10.03	$8.74		$9.96

Market price, end of period	$8.83		$10.08	$8.47	$9.92	$7.77		$9.23

Total Return (e)
Based on net asset value	(8.07	)% (f)(g)	19.33%	0.77%	24.52%	(6.59)%		15.06%

Based on market price	(9.37	)% (g)	29.80%	(7.70)%	38.53%	(10.39)%		20.63%

Ratios to Average Net Assets (h)
Total expenses	0.82	% (i)	0.85%	0.86%	0.87%	0.85%		0.86%

Total expenses after fees waived and/or reimbursed	0.82	% (i)	0.85%	0.86%	0.87%	0.85%		0.86%

Net investment income	1.69	% (i)	1.44%	2.15%	1.99%	1.85	% (b)	1.73%

Supplemental Data
Net assets, end of period (000)	$1,690,652		$1,902,838	$1,739,122	$1,881,675	$1,638,237		$1,868,457

Portfolio turnover rate	26%		40%	48%	40%	34%		42%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Aggregate total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	143

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BOE

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020	2019	2018		2017

Net asset value, beginning of period	$13.40		$12.28	$12.32	$11.07	$13.22		$13.38

Net investment income (a)	0.14		0.19	0.26	0.30	0.31		0.17
Net realized and unrealized gain (loss)	(1.99)		1.69	0.46	1.71	(1.61)		1.96

Net increase (decrease) from investment operations	(1.85)		1.88	0.72	2.01	(1.30)		2.13

Distributions (b)
From net investment income	(0.38)		(0.19)	(0.26)	(0.31)	(0.31	) (c)	(0.19)
From net realized gain	—		(0.57)	—	—	(0.52	) (c)	(2.10)
Return of capital	—		—	(0.50)	(0.45)	(0.02)		—

Total distributions	(0.38)		(0.76)	(0.76)	(0.76)	(0.85)		(2.29)

Net asset value, end of period	$11.17		$13.40	$12.28	$12.32	$11.07		$13.22

Market price, end of period	$9.77		$12.18	$10.91	$10.99	$9.37		$12.51

Total Return (d)
Based on net asset value	(13.71	)% (e)	16.21%	7.65%	19.54%	(9.63)%		17.22	% (f)

Based on market price	(16.96	)% (e)	18.89%	7.22%	25.98%	(19.16)%		28.28%

Ratios to Average Net Assets (g)
Total expenses	1.05	% (h)	1.07%	1.09%	1.12%	1.08%		1.09%

Total expenses after fees waived and/or reimbursed	0.87	% (h)	0.90%	0.92%	0.94%	0.94%		1.02%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.86	% (h)	0.90%	0.92%	0.94%	0.94%		1.02%

Net investment income	2.27	% (h)	1.46%	2.33%	2.62%	2.52%		1.20%

Supplemental Data
Net assets, end of period (000)	$709,839		$857,721	$786,230	$807,712	$754,602		$911,227

Portfolio turnover rate	22%		65%	61%	26%	28%		133%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
See notes to financial statements.

144	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BGY

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020	2019	2018		2017

Net asset value, beginning of period	$6.81		$6.49	$6.47	$5.79	$7.06		$6.28

Net investment income (a)	0.08		0.09	0.12	0.16	0.17	(b)	0.09
Net realized and unrealized gain (loss)	(1.00)		0.64	0.31	0.93	(1.00)		1.15

Net increase (decrease) from investment operations	(0.92)		0.73	0.43	1.09	(0.83)		1.24

Distributions (c)
From net investment income	(0.20	) (d)	(0.14)	(0.13)	(0.16)	(0.16	) (e)	(0.09)
From net realized gain	—		(0.15)	—	(0.19)	(0.28	) (e)	—
Return of capital	—		(0.12)	(0.28)	(0.06)	—		(0.37)

Total distributions	(0.20)		(0.41)	(0.41)	(0.41)	(0.44)		(0.46)

Net asset value, end of period	$5.69		$6.81	$6.49	$6.47	$5.79		$7.06

Market price, end of period	$5.06		$6.28	$5.87	$5.89	$4.98		$6.52

Total Return (f)
Based on net asset value	(13.36	)% (g)	11.92%	8.18%	20.20%	(11.48)%		20.88	% (h)

Based on market price	(16.45	)% (g)	14.11%	7.49%	27.22%	(17.55)%		27.23%

Ratios to Average Net Assets (i)
Total expenses	1.07	% (j)	1.09%	1.10%	1.13%	1.09%		1.12%

Total expenses after fees waived and/or reimbursed	0.99	% (j)	0.99%	1.00%	1.03%	0.99%		1.02%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.97	% (j)	0.99%	1.00%	1.03%	0.99%		1.02%

Net investment income	2.61	% (j)	1.34%	1.99%	2.57%	2.59	% (b)	1.31%

Supplemental Data
Net assets, end of period (000)	$590,914		$709,510	$676,949	$683,247	$623,234		$769,678

Portfolio turnover rate	21%		71%	60%	28%	60%		90%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 29%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(f)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Aggregate total return.
(h)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Annualized.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	145

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BME

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021		2020	2019	2018		2017

Net asset value, beginning of period	$47.96		$45.66		$41.19	$35.87	$35.69		$31.30

Net investment income (a)	0.06		—		0.01	0.06	0.07		0.02
Net realized and unrealized gain (loss)	(4.79)		4.74		6.86	7.66	2.51		6.77

Net increase (decrease) from investment operations	(4.73)		4.74		6.87	7.72	2.58		6.79

Distributions (b)
From net investment income	(1.28)		(0.00	) (c)	(0.05)	(0.12)	(0.07	) (d)	(0.04)
From net realized gain	—		(2.44)		(2.35)	(2.28)	(2.33	) (d)	(2.11)
Return of capital	—		—		—	—	—		(0.25)

Total distributions	(1.28)		(2.44)		(2.40)	(2.40)	(2.40)		(2.40)

Net asset value, end of period	$41.95		$47.96		$45.66	$41.19	$35.87		$35.69

Market price, end of period	$42.40		$48.50		$47.59	$42.50	$36.45		$36.50

Total Return (e)
Based on net asset value	(9.93	)% (f)	10.66	% (g)	17.50%	22.26%	7.26%		22.17%

Based on market price	(9.97	)% (f)	7.37%		18.69%	24.15%	6.57%		23.17%

Ratios to Average Net Assets (h)
Total expenses	1.06	% (i)	1.08%		1.10%	1.09%	1.11%		1.12%

Total expenses after fees waived and/or reimbursed	1.06	% (i)	1.08%		1.10%	1.09%	1.11%		1.12%

Net investment income	0.26	% (i)	0.01%		0.01%	0.16%	0.19%		0.06%

Supplemental Data
Net assets, end of period (000)	$566,061		$625,775		$545,936	$446,773	$352,675		$331,858

Portfolio turnover rate	27%		49%		28%	47%	37%		38%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
See notes to financial statements.

146	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BMEZ

	Six Months Ended 06/30/22 (unaudited	)	Year Ended 12/31/21	Period from 01/30/20 to 12/31/20	(a)

Net asset value, beginning of period	$26.47		$30.73	$20.00

Net investment loss (b)	(0.11)		(0.32)	(0.22)
Net realized and unrealized gain (loss)	(6.58)		(2.23)	11.85

Net increase (decrease) from investment operations	(6.69)		(2.55)	11.63

Distributions (c)
From net investment income	(0.87)		—	—
From net realized gain	—		(1.71)	(0.90)

Total distributions	(0.87)		(1.71)	(0.90)

Net asset value, end of period	$18.91		$26.47	$30.73

Market price, end of period	$16.43		$25.36	$28.65

Total Return (d)
Based on net asset value	(25.17	)% (e)	(8.31)%	59.62	% (e)(f)

Based on market price	(32.14	)% (e)	(5.76)%	48.82	% (e)

Ratios to Average Net Assets (g)
Total expenses	1.31	% (h)	1.30%	1.29	% (h)

Total expenses after fees waived and/or reimbursed	1.31	% (h)	1.30%	1.28	% (h)

Net investment loss	(1.00	)% (h)	(1.10)%	(1.00	)% (h)

Supplemental Data
Net assets, end of period (000)	$2,119,547		$2,981,886	$3,462,638

Portfolio turnover rate	36%		44%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	147

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BIGZ

	Six Months Ended 06/30/22 (unaudited	)	Period from 03/29/21 to 12/31/21 (a)

Net asset value, beginning of period	$16.72		$20.00

Net investment loss (b)	(0.07)		(0.15)
Net realized and unrealized loss	(6.60)		(2.43)

Net decrease from investment operations	(6.67)		(2.58)

Distributions (c)
From net investment income	(0.57	) (d)	—
Return of capital	—		(0.70)

Total distributions	(0.57)		(0.70)

Net asset value, end of period	$9.48		$16.72

Market price, end of period	$7.94		$14.54

Total Return (e)(f)
Based on net asset value	(40.12)%		(13.03)%

Based on market price	(42.33)%		(24.37)%

Ratios to Average Net Assets (g)(h)
Total expenses	1.33%		1.29%

Total expenses after fees waived and/or reimbursed	1.33	% (g)	1.28%

Net investment loss	(1.20)%		(1.02)%

Supplemental Data
Net assets, end of period (000)	$2,236,079		$3,981,653

Portfolio turnover rate	26%		55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)	Aggregate total return.
(f)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

148	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BCX

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$10.21		$8.45	$9.04	$8.44	$10.64	$9.86

Net investment income (a)	0.15		0.29	0.20	0.23	0.22	0.20	(b)
Net realized and unrealized gain (loss)	(0.15)		1.95	(0.26)	0.99	(1.80)	1.19

Net increase (decrease) from investment operations	—		2.24	(0.06)	1.22	(1.58)	1.39

Distributions (c)
From net investment income	(0.26	) (d)	(0.38)	(0.23)	(0.23)	(0.19)	(0.24)
Return of capital	—		(0.10)	(0.30)	(0.39)	(0.43)	(0.37)

Total distributions	(0.26)		(0.48)	(0.53)	(0.62)	(0.62)	(0.61)

Net asset value, end of period	$9.95		$10.21	$8.45	$9.04	$8.44	$10.64

Market price, end of period	$8.98		$9.35	$7.41	$8.07	$7.06	$9.77

Total Return (e)
Based on net asset value	(0.05	)% (f)	27.20%	1.56%	15.88%	(14.90)%	15.60%

Based on market price	(1.50	)% (f)	32.83%	(0.23)%	23.67%	(22.47)%	26.55%

Ratios to Average Net Assets (g)
Total expenses	1.05	% (h)	1.07%	1.09%	1.11%	1.08%	1.08%

Total expenses after fees waived and/or reimbursed	1.05	% (h)	1.07%	1.09%	1.11%	1.08%	1.08%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.05	% (h)	1.07%	1.09%	1.11%	1.08%	1.08%

Net investment income	2.67	% (h)	3.05%	2.62%	2.56%	2.17%	2.06	% (b)

Supplemental Data
Net assets, end of period (000)	$878,618		$901,782	$746,615	$822,754	$798,282	$1,027,472

Portfolio turnover rate	45%		66%	78%	69%	66%	73%

(a)	Based on average shares outstanding.
(b)
Net investment income per share and the ratio of net investment income to average net assets include less than $0.04 per share and 0.39% respectively, resulting from a special dividend from Baker Hughes Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	149

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BST

	Six Months Ended 06/30/22 (unaudited)	(a)	Year Ended December 31,
			2021 (a)	2020	(a)	2019	2018		2017

Net asset value, beginning of period	$52.40		$51.94	$32.45		$26.21	$27.73		$20.10

Net investment loss (b)	(0.17)		(0.43)	(0.28)		(0.17)	(0.13)		(0.05)
Net realized and unrealized gain (loss)	(17.12)		5.84	21.82		9.92	0.37		8.96

Net increase (decrease) from investment operations	(17.29)		5.41	21.54		9.75	0.24		8.91

Distributions (c)
From net investment income	(1.50)		—	—		—	—	(d)	(0.05)
From net realized gain	—		(4.27)	(2.05)		(3.51)	(1.76	) (d)	(0.22)
Return of capital	—		—	—		—	—		(1.01)

Total distributions	(1.50)		(4.27)	(2.05)		(3.51)	(1.76)		(1.28)

Dilutive effect of rights offer (Note 10)	—		(0.68)	—		—	—		—

Net asset value, end of period	$33.61		$52.40	$51.94		$32.45	$26.21		$27.73

Market price, end of period	$32.49		$49.97	$53.30		$33.27	$27.48		$26.69

Total Return (e)
Based on net asset value	(33.40	)% (f)	9.44%	68.76	% (g)	37.82%	0.24%		45.73%

Based on market price	(32.49	)% (f)	1.70%	68.92%		34.77%	9.18%		57.15%

Ratios to Average Net Assets (h)
Total expenses	1.07	% (i)	1.05%	1.09%		1.08%	1.09%		1.09%

Total expenses after fees waived and/or reimbursed	1.07	% (i)	1.00%	0.99%		0.92%	0.89%		0.89%

Net investment loss	(0.81	)% (i)	(0.78)%	(0.73)%		(0.52)%	(0.43)%		(0.19)%

Supplemental Data
Net assets, end of period (000)	$1,078,899		$1,681,166	$1,297,344		$742,672	$587,908		$620,300

Portfolio turnover rate	18%		31%	20%		32%	53%		41%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)
For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset value (.NAV.) per share and total return performance based on NAV presented herein are different than the information previously published as of December 31, 2020.

(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
See notes to financial statements.

150	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BSTZ
	Six Months Ended 06/30/22 (unaudited)	(a)	Year Ended December 31, (a)			Period from 06/27/19 to 12/31/19	(b)
			2021	2020

Net asset value, beginning of period	$38.82		$38.72	$20.95		$20.00

Net investment loss (c)	(0.17)		(0.51)	(0.30)		(0.05)
Net realized and unrealized gain (loss)	(14.54)		3.69	19.32		1.50

Net increase (decrease) from investment operations	(14.71)		3.18	19.02		1.45

Distributions (d)
From net investment income	(1.15)		—	—		—
From net realized gain	—		(3.08)	(1.10)		—
Return of capital	—		—	(0.15)		(0.50)

Total distributions	(1.15)		(3.08)	(1.25)		(0.50)

Net asset value, end of period	$22.96		$38.82	$38.72		$20.95

Market price, end of period	$19.59		$38.94	$36.38		$20.50

Total Return (e)
Based on net asset value	(38.15	)% (f)	8.41%	94.60	% (g)	7.40	% (f)

Based on market price	(47.39	)% (f)	15.75%	86.85%		5.10	% (f)

Ratios to Average Net Assets (h)
Total expenses	1.33	% (i)	1.31%	1.33%		1.32	% (i)

Total expenses after fees waived and/or reimbursed	1.33	% (i)	1.31%	1.33%		1.30	% (i)

Net investment loss	(1.16	)% (i)	(1.25)%	(1.16)%		(0.48	)% (i)

Supplemental Data
Net assets, end of period (000)	$1,802,895		$3,048,962	$3,023,744		$1,635,966

Portfolio turnover rate	20%		18%	45%		16%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	151

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BUI
	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020	2019	2018		2017

Net asset value, beginning of period	$25.86		$23.80	$22.02	$18.77	$21.12		$19.42

Net investment income (a)	0.21		0.24	0.33	0.37	0.49		0.56
Net realized and unrealized gain (loss)	(3.68)		3.27	2.90	4.33	(1.39)		2.59

Net increase (decrease) from investment operations	(3.47)		3.51	3.23	4.70	(0.90)		3.15

Distributions (b)
From net investment income	(0.73	) (c)	(0.24)	(0.20)	(0.24)	(0.63	) (d)	(0.47)
From net realized gain	—		(0.76)	(1.08)	(1.06)	(0.81	) (d)	(0.98)
Return of capital	—		(0.45)	(0.17)	(0.15)	(0.01)		—

Total distributions	(0.73)		(1.45)	(1.45)	(1.45)	(1.45)		(1.45)

Net asset value, end of period	$21.66		$25.86	$23.80	$22.02	$18.77		$21.12

Market price, end of period	$21.88		$26.62	$25.04	$22.31	$19.76		$21.62

Total Return (e)
Based on net asset value	(13.61	)% (f)	15.13%	15.87%	25.63%	(4.40)%		16.62%

Based on market price	(15.22	)% (f)	12.65%	20.32%	20.91%	(1.68)%		25.93%

Ratios to Average Net Assets (g)
Total expenses	1.08	% (h)	1.08%	1.13%	1.12%	1.12%		1.11%

Total expenses after fees waived and/or reimbursed	1.08	% (h)	1.07%	1.10%	1.10%	1.09%		1.09%

Net investment income	1.80	% (h)	0.97%	1.58%	1.78%	2.46%		2.70%

Supplemental Data
Net assets, end of period (000)	$478,643		$559,805	$444,526	$383,337	$318,933		$357,776

Portfolio turnover rate	17%		20%	39%	39%	28%		31%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
See notes to financial statements.

152	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(unaudited)

1.	ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end
management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Diversified
BlackRock Health Sciences Trust II	BMEZ	Maryland	Non-diversified
BlackRock Innovation and Growth Trust	BIGZ	Maryland	Non-diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Diversified
BlackRock Science and Technology Trust II	BSTZ	Delaware	Non-diversified
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	Delaware	Diversified
The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end
non-index
fixed-income funds and all BlackRock-advised
closed-end
funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation:
The accompanying consolidated financial statements of BST include the accounts of BST Subsidiary, LLC (the “BST Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BST. The BST Taxable Subsidiary enables BST to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the BST Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BST. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BST. BST may invest up to 25% of its total assets in the BST Taxable Subsidiary. The net assets of the BST Taxable Subsidiary as of period end were $16,023,088, which is 1.5% of BST’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BST Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BST.
The accompanying consolidated financial statements of BSTZ include the accounts of BSTZ Subsidiary, LLC (the “BSTZ Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BSTZ. The BSTZ Taxable Subsidiary enables BSTZ to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the BSTZ Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BSTZ. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BSTZ. BSTZ may invest up to 25% of its total assets in the BSTZ Taxable Subsidiary. The net assets of the BSTZ Taxable Subsidiary as of period end were $30,045,968, which is 1.7% of BSTZ’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BSTZ Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BSTZ.

2.	SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:
For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.
Dividend income and capital gain distributions, if any, are recorded on the ex-dividend
dates.
Non-cash
dividends, if any, are recorded on the
ex-dividend
dates at fair value.
Dividends from foreign securities where the
ex-dividend
dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend
dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.
Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation:
Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

N O T E S T O F I N A N C I A L S T A T E M E N T S	153

Notes to Financial Statements
(unaudited) (continued)

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes:
The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.
The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Segregation and Collateralization:
In cases where a Trust enters into certain investments (e.g., options written) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.
Distributions:
Distributions paid by the Trusts are recorded on the
ex-dividend
dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.
The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable
return of capital.
Deferred Compensation Plan:
Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications:
In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other:
Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:
Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.
Fair Value Inputs and Methodologies:
The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•
Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round

154	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(unaudited) (continued)

lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•
The Trusts value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Over-the-counter
(“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length
transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach
(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii)   recapitalizations and other transactions across the capital structure; and
(iii)  market multiples of comparable issuers.

Income approach
(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii)   quoted prices for similar investments or assets in active markets; and
(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.
(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii)  relevant news and other public sources; and
(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.
Fair Value Hierarchy:
Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

N O T E S T O F I N A N C I A L S T A T E M E N T S	155

Notes to Financial Statements
(unaudited) (continued)

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•
Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•
Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.
The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
As of June 30, 2022, certain investments of BME, BMEZ, BSTZ and BUI were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS
Preferred Stocks:
Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants:
Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income
producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Securities Lending:
Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash
collateral received cannot be sold,
re-invested
or pledged by the Trust, except in the event of borrower default. The securities on loan, if any, are disclosed in the Trusts’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned, respectively.
Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting
party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge
the loaned securities, and the Trusts can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge
the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

156	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(unaudited) (continued)

As of period end, the following table is a summary of the Trusts’ securities on loan by counterparty which are subject to offset under an MSLA:

Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
BME
Barclays Capital, Inc.	$462,260	$(462,260)	$—		$—
Citigroup Global Markets, Inc.	42,146	(41,747)	—		399
Morgan Stanley	24,602	(24,600)	—		2
State Street Bank & Trust Co.	35,839	(35,839)	—		—
Toronto-Dominion Bank	1,720	(1,300)	—		420

	$566,567	$(565,746)	$—		$821

BMEZ
Barclays Capital, Inc.	$2,061,484	$(2,061,484)	$—		$—
BNP Paribas SA	391,635	(391,635)	—		—
BofA Securities, Inc.	231,439	(231,439)	—		—
Citigroup Global Markets, Inc.	435,731	(435,731)	—		—
Credit Suisse Securities (USA) LLC	51,300	(51,300)	—		—
Goldman Sachs & Co. LLC	380,864	(379,964)	—		900
Morgan Stanley	452,866	(452,631)	—		235
National Financial Services LLC	2,488,520	(2,434,845)	—		53,675
State Street Bank & Trust Co.	204,981	(203,070)	—		1,911
Toronto-Dominion Bank	8,172	(8,096)	—		76

	$6,706,992	$(6,650,195)	$—		$56,797

BSTZ
Barclays Capital, Inc.	$2,388,957	$(2,388,957)	$—		$—
BNP Paribas SA	15,800	(15,800)	—		—
Goldman Sachs & Co. LLC	2,190,513	(2,190,513)	—		—
Toronto-Dominion Bank	37,920	(37,920)	—		—

	$4,633,190	$(4,633,190)	$—		$—

BUI
Goldman Sachs & Co. LLC	$505,064	$(505,064)	$—		$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s Statements of Assets and Liabilities.

(b)
The market value of the loaned securities is determined as of June 30, 2022. Additional collateral is delivered to each Trust on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Trusts.

5.	DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.
Options:
The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	157

Notes to Financial Statements
(unaudited) (continued)

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Master Netting Arrangements:
In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements:
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market
amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.
Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively.
Non-cash
collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge
or use cash and
non-cash
collateral it receives. A Trust generally agrees not to use
non-cash
collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance.
Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory:
Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
For such services, each Trust, except BCX pays the Manager a monthly fee at the following annual rates:
Average weekly value of each Trust’s net assets:

	BGR	BDJ	BOE	BME
Investment advisory fees	1.20%	0.80%	1.00%	1.00%
Average daily value of each Trust’s net assets:

	CII	BGY	BUI
Investment advisory fees	0.85%	1.00%	1.00%
Average daily value of each Trust’s managed assets:

	BMEZ	BIGZ	BST	BSTZ
Investment advisory fees	1.25%	1.25%	1.00%	1.25%
For such services, BCX pays the Manager a monthly fee of 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in the BCX Subsidiary, LLC (the “BCX Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BCX) and the average daily value of the net assets of its subsidiary, which fee is allocated pro rata between the Trust and the BCX Taxable Subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in the BCX Taxable Subsidiary). The BCX Taxable Subsidiary had no net assets or activity during the period ended June 30, 2022.
For purposes of calculating these fees, “net assets” mean the total assets of CII and BCX minus the sum of its accrued liabilities.
For purposes of calculating these fees, “managed assets” are determined as total assets of BMEZ, BIGZ, BST and BSTZ (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
For purposes of calculating these fees, “net assets” mean the total assets of BGR, BDJ, BOE, BGY, BME and BUI minus the sum of its accrued liabilities (which includes liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares).

158	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(unaudited) (continued)

With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory
agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Trust for which BIL acts as sub-adviser,
a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.
The Manager provides investment management and other services to BST Taxable Subsidiary and BSTZ Taxable Subsidiary. The Manager does not receive separate compensation from the BST Taxable Subsidiary or BSTZ Taxable Subsidiary for providing investment management or administrative services. However, BST and BSTZ pay the Manager based on the Trust’s net assets, which includes the assets of the BST Taxable Subsidiary and BSTZ Taxable Subsidiary.
Distribution Fees:
BME, BST and BUI have entered into Distribution Agreements with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BME’s, BST’s and BUI’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BME’s, BST’s and BUI’s common shares and a portion of such commission is re-allowed
to broker-dealers engaged by BRIL. The commissions retained by BRIL during the six months ended June 30, 2022 amounted to $37,695, $0, and $21,497 for each of BME, BST and BUI, respectively.
Expense Limitations, Waivers and Reimbursements:
The Manager voluntarily agreed to waive a portion of the investment advisory fees on the following Trusts as a percentage of their average weekly net assets (BGR and BOE) or average daily net assets (BGY), as follows:

BGR	BOE	BGY
0.220%	0.175%	0.100%
These voluntary waivers may be reduced or discontinued at any time without notice. Effective June 1, 2022, the voluntary waiver agreement between the Manager and BGY was terminated.
For the six months ended June 30, 2022, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BGR	$407,271
BOE	685,576
BGY	274,077
With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2022, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BGR	$1,046
CII	2,837
BDJ	14,166
BOE	1,426
BGY	1,676
BME	7,222
BMEZ	20,437
BIGZ	2,696
BCX	4,966
BST	8,317
BSTZ	12,846
BUI	2,328
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended June 30, 2022, there were no fees waived by the Manager pursuant to this arrangement.
Securities Lending:
The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Trusts. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule
2a-7
under the 1940 Act.

N O T E S T O F I N A N C I A L S T A T E M E N T S	159

Notes to Financial Statements
(unaudited) (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”). Each Trust retains 82% of securities lending income (which excludes collateral investment expenses).
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each Trust, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income (which excludes collateral investment expenses) in an amount equal to 85% of securities lending income.
The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2022, each Trust paid BIM the following amounts for securities lending agent services:

Trust Name	Amounts
BDJ	$2
BME	1,251
BMEZ	20,228
BIGZ	948
BST	3,821
BSTZ	32,033
BUI	242
Trustees and Officers:
Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.
Other Transactions:
During the period ended June 30, 2022, BDJ received a reimbursement of $1,577 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.
The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule
17a-7
under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)

BOE	$—	$5,730,635	$(144,921)
BGY	—	8,487,966	(212,936)

7.	PURCHASES AND SALES
For the six months ended June 30, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BGR	$140,712,200	$173,661,921
CII	130,665,522	137,934,953
BDJ	474,178,478	541,438,438
BOE	174,393,657	174,441,351
BGY	138,905,275	155,899,089
BME	150,726,856	156,316,971
BMEZ	849,432,780	955,843,056
BIGZ	776,070,184	925,654,708
BCX	431,494,155	492,778,299
BST	247,478,248	271,004,000
BSTZ	480,232,400	550,566,063
BUI	91,135,913	93,849,056

8.	INCOME TAX INFORMATION
It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

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Notes to Financial Statements
(unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.
As of December 31, 2021, the Trusts had
non-expiring
capital loss carryforwards available to offset future realized capital gains as follows:

Trust Name	Non-Expiring
BGR	$269,130,117
BIGZ	168,343,640
BCX	412,547,801
As of June 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BGR	$269,530,343	$117,528,480	$(29,635,454)	$87,893,026
CII	630,746,155	240,871,534	(50,697,986)	190,173,548
BDJ	1,553,586,665	256,776,866	(101,188,064)	155,588,802
BOE	702,842,038	94,072,268	(78,021,775)	16,050,493
BGY	569,312,134	85,832,056	(65,073,312)	20,758,744
BME	423,597,964	171,376,299	(23,466,166)	147,910,133
BMEZ	2,330,629,822	240,044,780	(423,209,081)	(183,164,301)
BIGZ	3,177,679,100	20,475,073	(943,004,291)	(922,529,218)
BCX	795,548,527	189,661,002	(94,889,021)	94,771,981
BST	803,265,374	410,166,067	(124,326,834)	285,839,233
BSTZ	1,477,880,873	569,221,582	(196,739,188)	372,482,394
BUI	374,408,600	125,956,924	(18,262,592)	107,694,332

9.	PRINCIPAL RISKS
In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. BME’s, BST’s and BUI’s prospectuses provide details of the risks to which each Trust is subject.
The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.
Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk:
An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.
Valuation Risk:
The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.
The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and

N O T E S T O F I N A N C I A L S T A T E M E N T S	161

Notes to Financial Statements
(unaudited) (continued)

assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk:
The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.
A derivative contract may suffer a
mark-to-market
loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.
With exchange-traded options purchased, there is less counterparty credit risk to the Trusts since the exchange-traded or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency).
Concentration Risk:
A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.
As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Sectors	Trust Name
Energy	BGR, BCX
Financials	BDJ
Health Care	BME, BMEZ
Information Technology	BST, BSTZ
Materials	BCX
Utilities	BUI
Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.
Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
Certain Trusts invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Trust’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.
Certain Trusts invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

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Notes to Financial Statements
(unaudited) (continued)

LIBOR Transition Risk:
The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS
Each Trust is authorized to issue an unlimited number of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue 200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
BME, BST and BUI have each filed a prospectus with the SEC allowing it to issue an additional 4,000,000, 18,000,000 and 8,000,000 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offerings, BME, BST and BUI, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 4,000,000, 18,000,000 and 7,991,336 Common Shares, respectively, remain available for issuance under the Shelf Offerings. During the period ended, June 30, 2022, BME, BST and BUI issued 426,681, 0 and 425,622 shares, respectively, under the Trust’s respective current Shelf Offering and the Trust’s prior Shelf Offering. See Additional Information — Shelf Offering Program for additional information.
Initial costs incurred by each of BME, BST and BUI in connection with its Shelf Offering are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital.
Any remaining deferred charges at the end of the shelf offering period will be charged to expense.
For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

Trust Name	Six Months Ended 06/30/22	Year Ended 12/31/21
BME	426,681	1,053,578
BST	—	242,731
BUI	425,622	2,910,832
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 06/30/22	Year Ended 12/31/21
CII	—	10,701
BME	19,097	37,877
BIGZ	—	231,136
BST	15,418	40,859
BSTZ	—	448,074
BUI	24,183	63,066
The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, for each Trust (other than BIGZ, BSTZ and BMEZ) or November 18, 2021 (for BIGZ, BSTZ and BMEZ) subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the six months ended June 30, 2022, CII, BDJ, BME, BCX, BST, BSTZ and BUI did not repurchase any shares.
The total cost of the shares repurchased is reflected in the Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

	BGR
	Shares	Amounts

Six Months Ended June 30, 2022	611,105	$7,221,391

	BOE
	Shares	Amounts

Six Months Ended June 30, 2022	488,481	$5,080,918
Year Ended December 31, 2021	18,558	205,246

	BGY
	Shares	Amounts

Six Months Ended June 30, 2022	390,308	$2,117,512

N O T E S T O F I N A N C I A L S T A T E M E N T S	163

Notes to Financial Statements
(unaudited) (continued)

	BMEZ
	Shares	Amounts

Six Months Ended June 30, 2022	585,935	$9,529,955

	BIGZ
	Shares	Amounts

Six Months Ended June 30, 2022	2,389,535	$20,804,846
Year Ended December 31, 2021	5,142,849	74,068,155

For the period ended June 30, 2022, shares issued and outstanding remained constant for CII, BDJ, BCX and BSTZ. For the year ended December 31, 2021, shares issued and outstanding remained constant for BGR, BDJ, BGY, BMEZ and BCX.
With respect to BST, for the year ended December 31, 2021, shares issued and outstanding increased by 40,859 as a result of dividend reinvestment, 242,731 from the shelf offering and 6,822,923 from the rights issue.
As of June 30, 2022, BlackRock Financial Management, Inc., an affiliate of the Trust, owned 5,000 Shares of BIGZ.

11.	SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BGR	07/01/22	07/15/22	07/29/22	$0.049000
	08/01/22	08/15/22	08/31/22	0.049000
CII	07/01/22	07/15/22	07/29/22	0.099500
	08/01/22	08/15/22	08/31/22	0.099500
BDJ	07/01/22	07/15/22	07/29/22	0.056200
	08/01/22	08/15/22	08/31/22	0.056200
BOE	07/01/22	07/15/22	07/29/22	0.063000
	08/01/22	08/15/22	08/31/22	0.063000
BGY	07/01/22	07/15/22	07/29/22	0.033800
	08/01/22	08/15/22	08/31/22	0.033800
BME	07/01/22	07/15/22	07/29/22	0.213000
	08/01/22	08/15/22	08/31/22	0.213000
BMEZ	07/01/22	07/15/22	07/29/22	0.145000
	08/01/22	08/15/22	08/31/22	0.145000
BIGZ	07/01/22	07/15/22	07/29/22	0.070000
	08/01/22	08/15/22	08/31/22	0.070000
BCX	07/01/22	07/15/22	07/29/22	0.045000
	08/01/22	08/15/22	08/31/22	0.045000
BST	07/01/22	07/15/22	07/29/22	0.250000
	08/01/22	08/15/22	08/31/22	0.250000
BSTZ	07/01/22	07/15/22	07/29/22	0.192000
	08/01/22	08/15/22	08/31/22	0.192000
BUI	07/01/22	07/15/22	07/29/22	0.121000
	08/01/22	08/15/22	08/31/22	0.121000

164	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements and
Sub-Advisory
Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Capital and Income Fund, Inc. (“CII”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Enhanced Global Dividend Trust (“BOE”), BlackRock Enhanced International Dividend Trust (“BGY”), BlackRock Health Sciences Trust (“BME”), BlackRock Health Sciences Trust II (“BMEZ”), BlackRock Innovation & Growth Trust (“BIGZ”), BlackRock Resources & Commodities Strategy Trust (“BCX”), BlackRock Science and Technology Trust (“BST”), BlackRock Science and Technology Trust II (“BSTZ”) and BlackRock Utilities, Infrastructure & Power Opportunities Trust (“BUI” and collectively with BGR, CII, BDJ, BOE, BGY, BME, BMEZ, BCX, BST and BSTZ, the “Funds” and each, a “Fund”) met on April 14, 2022 (the “April Meeting”) and May
19-20,
2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory
agreements (the
“Sub-Advisory
Agreements”) between the Manager, BlackRock International Limited (the
“Sub-Advisor”)
and each of BGR, BOE, BGY, BCX and BUI. The Manager and the
Sub-Advisor
are referred to herein as “BlackRock.” The Advisory Agreements and the
Sub-Advisory
Agreements are referred to herein as the “Agreements.”
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day
meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year,
three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment
management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end
fund,
closed-end
fund,
sub-advised
mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out
benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised
mutual funds,
closed-end
funds, and
open-end
funds, under similar investment mandates, as applicable; (e) a review of non-management
fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.
At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out
benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements
(continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund
basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end
funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment
advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents registration statements in connection with each of BME’s, BUI’s and BST’s equity shelf program and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end
funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing
COVID-19
pandemic.
B. The Investment Performance of each Fund and BlackRock
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date
at a fund’s
ex-date
NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered BGR’s performance relative to BGR’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BGR generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BGR, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered CII’s performance relative to CII’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, CII generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for CII, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BDJ’s performance relative to BDJ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BDJ generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BDJ, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BOE’s performance relative to BOE’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BOE generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BOE, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BOE’s underperformance relative to the Performance Metrics.

166	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements
(continued)

The Board reviewed and considered BGY’s performance relative to BGY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BGY generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BGY, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BME’s performance relative to BME’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BME generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BME, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BMEZ’s performance relative to BMEZ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BMEZ generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BMEZ, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BIGZ’s performance relative to BIGZ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BIGZ generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BIGZ, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BCX’s performance relative to BCX’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BCX generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BCX, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BST’s performance relative to BST’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BST generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BST, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BSTZ’s performance relative to BSTZ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BSTZ generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BSTZ, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BUI’s performance relative to BUI’s Performance Metrics. Based on an overall rating relative to the Performance metrics, BUI generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BUI, and that BlackRock has explained its rationale for this belief to the Board.
C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised
mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end
fund,
closed-end
fund,
sub-advised
mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that BGR’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	167

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements
(continued)

payable by BGR. An advisory fee waiver has been in effect since 2015, the amount of which may have varied from time to time. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 22 basis points voluntary advisory fee waiver.
The Board noted that CII’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.
The Board noted that BDJ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.
The Board noted that BOE’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BOE. An advisory fee waiver has been in effect since 2015, the amount of which may have varied from time to time. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 17.5 basis points voluntary advisory fee waiver.
The Board noted that BGY’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.
The Board noted that BME’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.
The Board noted that BMEZ’s contractual management fee rate ranked third out of four funds, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Expense Peers.
The Board noted that BIGZ’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Expense Peers.
The Board noted that BCX’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.
The Board noted that BST’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.
The Board noted that BSTZ’s contractual management fee rate ranked third out of four funds, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Expense Peers.
The Board noted that BUI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end
funds do not have fund level breakpoints because
closed-end
funds generally do not experience substantial growth after the initial public offering.
Closed-end
funds are typically priced at scale at a fund’s inception. The Board noted that although each of BME, BUI and BST may from time-to-time
make additional share offerings pursuant to its equity shelf program, the growth of each of BME, BUI and BST’s assets will occur primarily through the appreciation of its investment portfolio.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or
“fall-out”
benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board noted the competitive nature of the
closed-end
fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end
fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic

168	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements
(continued)

evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end
funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end
funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end
fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end
funds; and maintaining and enhancing its
closed-end
fund website.
Conclusion
At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreements between the Manager and each Fund for a one-year
term ending June 30, 2023, and the
Sub-Advisory
Agreements among the Manager, the
Sub-Advisor
and each of BGR, BOE, BGY, BCX and BUI for a
one-year
term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important
or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	169

Additional Information

Trust Certification
The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Regulation Regarding Derivatives
On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule
18f-4”).
The Trusts will be required to implement and comply with Rule
18f-4
by August 19, 2022. Once implemented, Rule
18f-4
will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Environmental, Social and Governance (“ESG”) Integration
Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.
The distributions paid by a Trust for any particular month may be more or less than the amount of net investment income earned by a Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end
of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable
return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.
General Information
The Trusts, other than BME, BST and BUI, do not make available copies of their Statements of Additional Information because the Trusts’ shares, other than BME, BST and BUI, are not continuously offered, which means that the Statement of Additional Information of each Trust, other than BME, BST and BUI, has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.
BME’s, BST’s and BUI’s Statements of Additional Information include additional information about the Board and are available, without charge upon request by calling
(800)882-0052.
The following information is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws
that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

170	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information
(continued)

General Information (continued)
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at
blackrock.com
. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for
e-mail
notifications of quarterly statements, annual and semi-annual shareholder reports and, for BME, BST and BUI only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BME, BST and BUI only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, including for BME, BST and BUI only, prospectuses, annual and semi-annual reports, Rule
30e-3
notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800)
882-0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form
N-PORT.
The Trusts’ Forms
N-PORT
are available on the SEC’s website at
sec.gov
. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at
blackrock.com/fundreports
.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent
12-month
period ended June 30 is available without charge, upon request (1) by calling (800)
882-0052;
(2) on the BlackRock website at
blackrock.com
; and (3) on the SEC’s website at
sec.gov
.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the
“Closed-end
Funds” section of
blackrock.com
as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, BME, BST and BUI may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BME, BST and BUI may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BME’s, BST’s and BUI’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BME, BST and BUI to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
On April 26, 2022, BME filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BME are not offers to sell BME Common Shares or solicitations of an offer to buy BME Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BME contains important information about BME, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BME carefully and in its entirety before investing. Copies of the final prospectus for can be obtained from
BlackRock at blackrock.com
.
On May 10, 2022, BST filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BST are not offers to sell BST Common Shares or solicitations of an offer to buy BST Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BST contains important information about BST, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BST carefully and in its entirety before investing. Copies of the final prospectus for can be obtained from
BlackRock at blackrock.com
.
On March 10, 2022, BUI filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BUI are not offers to sell BUI Common Shares or solicitations of an offer to buy BUI Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BUI contains important information about BUI, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BUI carefully and in its entirety before investing. Copies of the final prospectus for can be obtained from
BlackRock at blackrock.com
.

A D D I T I O N A L I N F O R M A T I O N	171

Additional Information
(continued)

BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public
personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal
non-public
information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to
non-affiliated
third parties any
non-public
personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated
third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public
personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public
personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Trust and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock International Limited
(a)
Edinburgh, EH3 8BL
United Kingdom
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02111
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
Distributor
BlackRock Investments, LLC
(b)
New York, NY 10022
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

(a)
For BGR, BOE, BGY, BCX and BUI.
(b)
For BME, BST and BUI.

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Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LP	Limited Partnership

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	173

Want to know more?
blackrock.com    |    800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
CEF-BK9-06/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

(101) Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Health Sciences Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Health Sciences Trust

Date: August 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Health Sciences Trust

Date: August 19, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Health Sciences Trust

Date: August 19, 2022

4